UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

With Copies to:

Rose F. DiMartino, Esquire

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: 877-332-7806

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Reports to Stockholders.

Aberdeen Funds

Equity Series

Semiannual Report

April 30, 2012

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Emerging Markets Institutional Fund

Aberdeen Equity Long-Short Fund

Aberdeen Global Equity Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Aberdeen U.S. Equity II Fund

Letter to Shareholders	Page 1

Market Review	Page 3
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 4
Aberdeen Asia-Pacific Smaller Companies Fund	Page 9
Aberdeen China Opportunities Fund	Page 15
Aberdeen Emerging Markets Fund	Page 19
Aberdeen Emerging Markets Institutional Fund	Page 24
Aberdeen Equity Long-Short Fund	Page 30
Aberdeen Global Equity Fund	Page 38
Aberdeen Global Natural Resources Fund	Page 43
Aberdeen Global Small Cap Fund	Page 47
Aberdeen International Equity Fund	Page 52
Aberdeen Small Cap Fund	Page 57
Aberdeen U.S. Equity Fund	Page 63
Aberdeen U.S. Equity II Fund	Page 68

Financial Statements	Page 73

Notes to Financial Statements	Page 124

Shareholder Expense Examples	Page 144

Supplemental Information	Page 146

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2012

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Semiannual Report covering the activities for the six-month period ended April 30, 2012.

Market Overview

During the reporting period, the performance of the global securities markets was again dominated by the ongoing sovereign debt crisis in the Eurozone. The European Central Bank entered a second phase of its Long-Term Refinancing Operation (LTRO) in an effort to provide much-needed funding for the peripheral European countries, most notably Greece. Late in the period, there was speculation that Greece would exit the euro, fanning fears of an exodus by other financially troubled Eurozone nations. Despite weathering virtually daily gyrations, major global equity and fixed income market indices recorded positive returns during the period. Shares of North American companies outperformed their global equity counterparts on the strength of generally improving economic data and generally positive corporate earnings reports.

I would also like to direct you to the website for our investment conference titled “Beyond the U.S. — Time for investors to allocate more internationally?”, which was held on June 7, 2012 in New York City. Read panel summaries, listen to recorded audio feeds and watch video of the conference, which hosted a panel of highly distinguished and noteworthy speakers. You can visit the conference website at http://www.aberdeen-asset.us/aam.nsf/usconference/home.

Aberdeen Product Developments

The Aberdeen Asia Bond Fund and its sister fund, the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, opened new retail share classes on Feb. 27 2012, making these strategies more widely available in various U.S. distribution channels. We believe that Aberdeen’s local presence and long history (over 20 years) of investing in Asia can provide some reassurance to U.S. investors seeking to diversify their investment portfolios, and we are pleased to now make this capability available to all U.S. investors.

We were delighted that the Aberdeen Asia Bond Fund (formerly known as the Aberdeen Asia Bond Institutional Fund) was recognized at the 2012 Lipper Fund Awards as the “Best International Income Fund over Three Years” among 27 funds for the three-year period ended December 31, 2011. Lipper, a leading global provider of mutual fund information, based the award on the calculation of consistent return, a quantitative metric that incorporates risk-adjusted return and strength of the fund’s performance trend. We believe the award validates Aberdeen’s Asia Bond investment process: a clearly defined, consistent investment discipline which is applied rigorously for each of our mutual fund portfolios. It also acknowledges our Asia Bond investment team’s hard work which, we believe, produces strong returns for our clients over the long term.

On Friday, May 18, 2012, The Aberdeen Emerging Markets Fund merged into the Aberdeen Emerging Markets Institutional Fund. The two funds had identical investment strategies and objectives and were managed by the same investment team. The financial and performance history of the Aberdeen Emerging Markets Institutional Fund, which is the larger of the two funds, is the continuing performance history after the reorganization, and the combined fund is known as the Aberdeen Emerging Markets Fund.

Investing in Our Community

In May 2012, Aberdeen sponsored the Aberdeen Dad Vail Regatta for the third consecutive year. Thousands of collegiate rowers from across the U.S. and Canada competed in this historic, two-day event along Philadelphia’s Schuylkill River. Aberdeen will continue its sponsorship of the Dad Vail regatta into 2013, the event’s 75th anniversary.

In June 2012, Aberdeen concluded its second annual Aberdeen Financial Literacy project. Schools from the Philadelphia region took part in the 10-week competition as students managed simulated portfolios, trading real stocks and bonds with some guidance from visiting Aberdeen “ambassadors.” Participating teams were invited to Aberdeen’s Philadelphia office to present their investment strategies and meet with Aberdeen portfolio managers and staff. The winning school was presented with a $5,000 donation.

Looking ahead

If the last months have shown us anything, it is that global markets remain as uncertain as ever. The sovereign debt crisis that continues to afflict the Eurozone and its periphery remains a major concern in the coming quarters. Though the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) seems to have created some respite in the short term, it is a far cry from the long-term solution that is needed in the Eurozone. Conversely, the U.S. economy proved to be a standout performer over the period and seems to be continuing its economic recovery, albeit at a modest pace and with unemployment remaining above 8%. Economic growth in China, while slowing, is still higher than that in developed markets and, in our view, is indicative of a “soft landing” scenario. In this context, we believe that the U.S. and China will be the

2012 Semiannual Report

Letter to Shareholders (concluded)

main drivers of global growth in the coming quarters. With the upcoming conclusions of the Federal Reserve’s “Operation Twist” and the Bank of England’s asset purchase program, along with the uncertainty of a third LTRO in Europe, we believe global markets may be left vulnerable to further bouts of volatility.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

Semiannual Report 2012

Market Review

Most major global equity market indices moved higher for the six-month period ended April 30, 2012. Market moves were dictated primarily by investors’ reaction to the ever-changing news regarding the sovereign debt crisis in the Eurozone, as well as economic data , particularly from the U.S. Equity performance was boosted by vast liquidity injections from the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) for lenders; bond-buying programs by the central banks of the UK and Japan; and the U.S. Federal Reserve’s pledge to maintain short-term interest rates at or near their current historical low levels until 2014. Several developed economies, particularly those in Japan and Europe, contracted in the final quarter of 2011, weighed down by weak export growth. Asia fared relatively well, but was not immune from weakening demand in the West.

The U.S. was the top performer among the global stock markets during the semiannual period, with the broader-market S&P 500 Index gaining 12.8% versus the respective 3.0% and 4.0% returns of the MSCI All-Country World ex. US and MSCI Emerging Markets indices. The upturn was spurred mainly by the release of improving U.S. economic data, along with generally upbeat corporate earnings reports, offsetting fresh concerns about the problems in the Eurozone. While elevated retail gasoline prices remain a risk to consumption, there is no evidence as of yet that they are constraining final demand – indices of consumer confidence rose towards the end of the reporting period, and there has been no significant downturn in consumer and business spending. On a cautionary note, the drop in the unemployment rate during the reporting period partially reflected a shrinking pool of jobseekers as more people stopped looking for employment. Additionally, non-farm payroll growth has slowed and the jobless rate remains above its five-year average of around 6%.

European equities, as represented by the MSCI Europe Index, underperformed versus their global peers for the reporting period amid the ongoing fiscal crisis in the region. A second financial bailout of Greece took place in March. This package included private investors accepting over 70% in losses on their current holdings of government debt and provided Greece with access to an additional €130 billion (roughly US$160 billion) in International Monetary Fund (IMF) and Eurozone funding. On the economic front, the purchasing managers’ surveys in both Germany and France fell to three-year lows in May of this year, signaling a downturn in manufacturing output. Furthermore, growth in the peripheral European countries –most notably Greece, Ireland, Italy, Portugal and Spain – is weaker as they struggle with a combination of tight credit, poor sentiment, private sector debt repayment and public sector austerity. Within the Asia-Pacific region, the Bank of Japan announced a new commitment to monetary easing aimed at achieving a goal of 1% inflation. We believe that the central bank’s easing, along with an increase in the nation’s trade deficit, may lead to further weakness in the Japanese yen, but potentially could have a positive impact on the equity market.

The MSCI Emerging Markets Index moved higher during the reporting period but underperformed versus the MSCI World Index, the global developed market benchmark. The Eurozone debt situation and deteriorating growth in the developed markets weighed on investor sentiment early in the period. However, the markets recovered from the collective sell-off at the beginning of 2012, as ample liquidity injections from several developed-market central banks lifted investor sentiment. Economic growth in China, while slowing, is still higher than that in developed markets and, in our view, is indicative of a “soft landing” scenario. Furthermore, Chinese industrial production and retail sales both remain healthy. Should the growth outlook deteriorate, however, we feel that the Chinese government has additional policy tools at its disposal in its effort to stimulate growth. Late in the semiannual period, India’s central bank cut its benchmark interest rate by a larger-than-expected 0.5%, but warned that inflation pressures limited room for further easing.

The global fixed income markets, as measured by the Barclays Capital Global Aggregate Bond Index, posted a modest gain of 1.0% for the semiannual period. The U.S. market outperformed its global counterparts despite encountering substantial intra- and inter-day volatility along the way. The combination of stronger macroeconomic data and the successful completion of the ECB’s second LTRO initially pushed U.S. Treasury yields higher, but they subsequently declined late in the reporting period amid the re-emergence of contagion fears from the European debt crisis. Near the end of the semiannual period, Standard and Poor’s downgraded Spain’s long-term credit rating by two notches to BBB+, prompting worries about the government facing higher borrowing costs. Following a strong start to 2012, the U.S. high yield market cooled off slightly in March and April. Lower-quality bonds were the strongest performers as CCC rated credits outperformed versus BB and single-B issues.

In our view, the LTROs have bought the Eurozone some time, the usefulness of which should not be underestimated. The pro-austerity New Democracy party won a narrow majority in Greece’s national election in June, mitigating (at least temporarily) fears of the country’s possible departure from the Eurozone. However, New Democracy’s victory does not offer a solution to the country’s huge fiscal and social problems – there is a long hard road ahead for the Greek people. The twin stimuli of the Federal Reserve’s “Operation Twist” in the U.S. and the Bank of England’s asset purchase program in the UK are coming to an end, and we are uncertain about a third LTRO in Europe. In our opinion, all of these factors could lead to greater uncertainty within markets and make them vulnerable to more bouts of volatility. Nonetheless, we believe that, overall, global economic growth looks to be reasonably supported in the short term, albeit on a slower trajectory than its recent pace.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

2012 Semiannual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Class A shares at NAV net of fees) returned 7.72% for the six-month period ended April 30, 2012, versus the 4.26% return of its benchmark, the MSCI AC Asia Pacific ex Japan Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific ex Japan Funds (consisting of 101 funds) was 5.53% for the period.

Asian stock markets rebounded during the reporting period. Just before the start of the period, markets had fallen to their lowest level in more than a year, as sentiment was dented by a slew of bad news. These included the worsening sovereign debt crisis in the Eurozone and stalling economic growth across the developed world. Investors were also spooked by a possible “hard landing” in China, as well as the fallout from the unprecedented downgrade of America’s sovereign debt rating, which coincided with the end of quantitative easing in the U.S. But that soon gave way to optimism amid Europe’s receding debt worries, apparent improvement in the U.S. economy, and an infusion of liquidity by central banks in Europe, the UK and Japan. In addition, the U.S. Federal Reserve pledged to keep interest rates low until 2014. However, oil prices spiked on the back of tensions over Iran’s nuclear ambitions – renewing inflationary fears. Towards the end of the period, sentiment was further dented by political uncertainty in Europe, as well as by renewed growth worries in the U.S. and China.

At the stock level, Hong Kong holdings Swire Pacific, ASM Pacific Technology and Dairy Farm were top contributors to the Fund’s relative return. Conglomerate Swire Pacific’s shares outperformed after lagging in the first quarter of 2012. Its property division continued to perform well on the back of positive rental reversion and high occupancy, but profits were pared by Cathay Pacific’s lower contributions. Meanwhile, both ASM Pacific Technology, which posted record sales in 2011, and Dairy Farm were lifted by positive quarterly earnings news.

The primary detractors from relative performance were Indian holdings Infosys and Housing Development Finance Corp (HDFC), along with Australia’s QBE Insurance. Both Infosys and HDFC lagged the Indian domestic market despite posting good results for the December quarter, while QBE Insurance suffered record catastrophe claims and was weighed down by low yields on its investment portfolio.

In portfolio activity, we sold Korean retailer Shinsegae. Conversely, we established a new position in Singapore-headquartered conglomerate Keppel Corporation, which has a growing pipeline of business in its key offshore and marine division.

The Fund’s largest absolute stock weightings are Singapore’s Oversea-Chinese Banking Corp, Korea’s Samsung Electronics, and UK-listed miner Rio Tinto. Oversea-Chinese Banking Corp is a proxy for domestic consumption growth in Asia with a meaningful presence in Singapore, Malaysia and Indonesia, and a small but increasing footprint in China and Vietnam. The company is able to differentiate itself with a full suite of products ranging from core lending to insurance and wealth management while remaining conservative. Rio Tinto is a mining company with a focused management looking to maximize shareholder value. We also hold Samsung Electronics, a leading Korean semiconductor company that is also a major player in mobile phones and TFT-LCDs. In our view, it has a strong competitive position across each of its three business segments.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2012

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2012)		Six Months†	1 Yr.		Inception[1]
Class A2,6	w/o SC	7.72%	(3.51%	)	8.85%
	w/SC4	1.54%	(9.04%	)	6.26%
Class C2,6	w/o SC	7.63%	(3.59%	)	8.81%
	w/SC5	6.63%	(4.49%	)	8.81%
Class R2,3,6	w/o SC	7.72%	(3.51%	)	8.85%
Institutional Service Class[3]	w/o SC	7.73%	(3.50%	)	8.85%
Institutional Class[3]	w/o SC	7.82%	(3.42%	)	8.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class.

The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because both classes invest in the same portfolio of securities. Returns for Class A, C and R shares would only differ to the extent of the differences in expenses of the classes.

3	Not subject to any sales charges.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Class commenced operations on February 28, 2012.

2012 Semiannual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index is a free float-adjusted, market capitalization-weighted index that monitors the performance of stocks from the Asia Pacific region excluding the country of Japan. As of April 30, 2012 the MSCI AC Asia Pacific ex Japan Index consisted of the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Sri Lanka, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	93.5%
Preferred Stocks	4.1%
Repurchase Agreement	2.3%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries
Commercial Banks	19.5%
Real Estate Management & Development	12.3%
Semiconductors & Semiconductor Equipment	9.4%
Metals & Mining	7.2%
Insurance	5.7%
Oil, Gas & Consumable Fuels	5.4%
Industrial Conglomerates	5.1%
Construction Materials	4.7%
Wireless Telecommunication Services	4.6%
Food & Staples Retailing	3.9%
Other	22.2%
100.0%

Top Holdings*
Oversea-Chinese Banking Corp. Ltd.	4.3%
Samsung Electronics Co. Ltd., Preferred Shares	4.1%
Rio Tinto PLC — London Listing	4.1%
Jardine Strategic Holdings Ltd.	4.0%
QBE Insurance Group Ltd.	3.7%
Housing Development Finance Corp. Ltd.	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4%
Standard Chartered PLC — London Listing	3.4%
City Developments Ltd.	3.3%
Swire Pacific Ltd., Class A	3.2%
Other	63.0%
100.0%

Top Countries
Hong Kong	22.5%
Singapore	19.1%
India	12.2%
Australia	11.9%
China	5.5%
Taiwan	5.3%
Thailand	5.2%
Republic of South Korea	5.0%
United Kingdom	4.1%
Malaysia	3.4%
Other	5.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.5%)
AUSTRALIA (11.9%)
Commercial Banks (3.4%)
Standard Chartered PLC — London Listing (a)	585,992	$14,324,947
Food & Staples Retailing (1.7%)
Woolworths Ltd. (a)	265,556	7,160,392
Insurance (3.7%)
QBE Insurance Group Ltd. (a)	1,115,150	16,000,229
Metals & Mining (3.1%)
BHP Billiton PLC — London Listing (a)	408,073	13,136,623
		50,622,191
CHINA (5.5%)
Oil, Gas & Consumable Fuels (2.8%)
PetroChina Co. Ltd., H Shares (a)	7,906,000	11,813,403
Wireless Telecommunication Services (2.7%)
China Mobile Ltd. (a)	1,061,500	11,750,762
		23,564,165
HONG KONG (22.5%)
Commercial Banks (4.0%)
HSBC Holdings PLC (a)	1,277,654	11,552,999
Wing Hang Bank Ltd. (a)	502,049	5,322,611
		16,875,610
Distributors (1.4%)
Li & Fung Ltd. (a)	2,844,000	6,064,665
Food & Staples Retailing (1.3%)
Dairy Farm International Holdings Ltd. (a)	549,000	5,669,902
Industrial Conglomerates (4.0%)
Jardine Strategic Holdings Ltd. (a)	535,500	17,189,016
Insurance (2.0%)
AIA Group Ltd. (a)	2,452,600	8,695,160
Real Estate Management & Development (7.9%)
Hang Lung Group Ltd. (a)	1,011,000	6,298,969
Hang Lung Properties Ltd. (a)	1,333,000	4,909,346
Sun Hung Kai Properties Ltd. (a)	516,700	6,195,588
Swire Pacific Ltd., Class A (a)	1,163,000	13,694,518
Swire Pacific Ltd., Class B (a)	120,000	273,247
Swire Properties Ltd.	823,100	2,254,371
		33,626,039
Semiconductors & Semiconductor Equipment (1.9%)
ASM Pacific Technology Ltd. (a)	592,400	8,003,454
		96,123,846
INDIA (12.2%)
Automobiles (1.5%)
Hero Motocorp Ltd. (a)	153,000	6,476,286
Commercial Banks (1.2%)
ICICI Bank Ltd. (a)	246,200	$4,121,539
ICICI Bank Ltd. ADR	26,800	908,252
		5,029,791
Construction Materials (2.1%)
Grasim Industries Ltd. (a)	42,024	2,041,005
Grasim Industries Ltd. GDR, REG S (a)(b)	20,080	979,103
UltraTech Cement Ltd.	211,142	5,697,228
UltraTech Cement Ltd. GDR, REG S (b)	330	8,913
		8,726,249
Information Technology Services (3.0%)
Infosys Ltd. (a)	269,250	12,485,035
Infosys Ltd. ADR	10,390	491,966
		12,977,001
Pharmaceuticals (0.9%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	92,230	3,718,921
Thrifts & Mortgage Finance (3.5%)
Housing Development Finance Corp. Ltd. (a)	1,181,373	15,051,550
		51,979,798
INDONESIA (1.2%)
Household Products (1.2%)
PT Unilever Indonesia Tbk (a)	2,428,500	5,238,707
MALAYSIA (3.4%)
Commercial Banks (2.4%)
CIMB Group Holdings Bhd (a)	2,174,400	5,313,593
Public Bank Bhd (Foreign Mkt) (a)	1,046,800	4,726,327
		10,039,920
Tobacco (1.0%)
British American Tobacco Bhd (a)	234,500	4,300,279
		14,340,199
PHILIPPINES (2.2%)
Commercial Banks (1.1%)
Bank of the Philippine Islands (a)	2,668,462	4,642,795
Real Estate Management & Development (1.1%)
Ayala Land, Inc. (a)	9,612,700	4,862,810
		9,505,605
REPUBLIC OF SOUTH KOREA (0.9%)
Food & Staples Retailing (0.9%)
E-Mart Co. Ltd. (a)	15,470	3,670,964
SINGAPORE (19.1%)
Aerospace & Defense (2.3%)
Singapore Technologies Engineering Ltd. (a)	4,068,000	9,879,008
Airlines (1.4%)
Singapore Airlines Ltd. (a)	705,000	6,076,295

See accompanying notes to financial statements.

2012 Semiannual Report

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
Commercial Banks (7.4%)
Oversea-Chinese Banking Corp. Ltd. (a)	2,563,864	$18,514,904
United Overseas Bank Ltd. (a)	840,945	13,047,590
		31,562,494
Diversified Telecommunication Services (2.4%)
Singapore Telecommunications Ltd. (a)	4,095,000	10,293,279
Electronic Equipment Instruments & Components (1.2%)
Venture Corp. Ltd. (a)	738,000	5,111,828
Industrial Conglomerates (1.1%)
Keppel Corp. Ltd. (a)	527,000	4,687,521
Real Estate Management & Development (3.3%)
City Developments Ltd. (a)	1,691,000	13,813,802
		81,424,227
TAIWAN (5.3%)
Semiconductors & Semiconductor Equipment (3.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	4,890,000	14,453,049
Wireless Telecommunication Services (1.9%)
Taiwan Mobile Co. Ltd. (a)	2,470,100	7,960,126
		22,413,175
THAILAND (5.2%)
Construction Materials (2.6%)
Siam Cement PCL, Foreign Shares (a)	721,800	9,803,588
Siam Cement PCL NVDR (a)	120,000	1,363,323
		11,166,911
Oil, Gas & Consumable Fuels (2.6%)
PTT Exploration & Production PCL, Foreign Shares (a)	1,879,000	10,827,009
		21,993,920
UNITED KINGDOM (4.1%)
Metals & Mining (4.1%)
Rio Tinto PLC — London Listing (a)	311,740	17,474,509
Total Common Stocks		398,351,306
PREFERRED STOCKS (4.1%)
REPUBLIC OF SOUTH KOREA (4.1%)
Semiconductors & Semiconductor Equipment (4.1%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	24,647	17,565,024
Total Preferred Stocks		17,565,024
REPURCHASE AGREEMENT (2.3%)
UNITED STATES (2.3%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $10,092,022 collateralized by U.S. Treasury Note, maturing 11/30/14; total market value of $10,295,138	$10,092,000	$10,092,000
Total Repurchase Agreement		10,092,000
Total Investments (Cost $409,801,002) (c)—99.9%		426,008,330

Other assets in excess of liabilities—0.1%		239,423
Net Assets—100.0%		$426,247,753

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2012

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

The Aberdeen Asia-Pacific Smaller Companies Fund (Class A shares at NAV) returned 14.67% for the six-month period ended April 30, 2012, versus the 2.57% return of its benchmark, the MSCI AC Asia ex Japan Small Cap Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific ex Japan Funds (consisting of 101 funds) was 5.53% for the period.

Asian stock markets rebounded during the reporting period. Just before the start of the period, markets had fallen to their lowest level in more than a year, as sentiment was dented by a slew of bad news. These included the worsening sovereign debt crisis in the Eurozone and stalling economic growth across the developed world. Investors were also spooked by a possible “hard landing” in China, as well as the fallout from the unprecedented downgrade of America’s sovereign debt rating, which coincided with the end of quantitative easing in the U.S. But that soon gave way to optimism amid Europe’s receding debt worries, apparent improvement in the U.S. economy, and an infusion of liquidity by central banks in Europe, the UK and Japan. In addition, the U.S. Federal Reserve pledged to keep interest rates low until 2014. However, oil prices spiked on the back of tensions over Iran’s nuclear ambitions – renewing inflationary fears. Towards the end of the period, sentiment was further dented by political uncertainty in Europe, as well as by renewed growth worries in the U.S. and China.

At the stock level, the most notable contributors to the Fund’s relative return included property management and development company Cebu Holdings, which benefited from the recovery in the Philippine economy, driven by steady consumption and an improving fiscal position. Also contributing to performance was Siam Makro, Thailand’s biggest cash-and-carry domestic wholesaler, which saw net income rise sharply during the semiannual period as consumer spending recovered from the widespread flooding. Malaysia’s United Plantations posted solid full-year 2011 results on the back of higher palm kernel prices, and declared a special dividend payout.

The main detractors from the Fund’s relative performance were Gujarat Gas, Aitken Spence and BS Financial Group. Shares of Gujarat Gas fell on the back of weaker quarterly earnings stemming from rising gas prices, which hurt its profit margins. Despite posting relatively positive quarterly results, conglomerate Aitken Spence’s stock price was hurt by the sale of its Colombo port stake and a significant devaluation of the Sri Lankan rupee. The broader Sri Lankan market also lagged given the tough macroeconomic environment. Finally, Korean bank BS Financial Group’s shares fell during the reporting period, tracking the decline in the broader market.

During the review period, we introduced Yingde Gases, a well-established industrial gas company in China, and initiated a position in Korean retailer Shinsegae after it spun off its discount store operations. Conversely, we sold Malaysia-listed property management and development company SP Setia in the open market after a major shareholder made an offer that was at a decent premium over its traded share price. We also exited the Fund’s position in Thailand’s Home Products Centre on valuation grounds and China’s ENN Energy on concerns over the impact of its proposed acquisition of China Gas Holdings on interest costs after incurring so much debt.

The Fund’s largest absolute stock weightings are ASM International, Malaysia’s Aeon Co. and Singapore’s Bukit Sembawang Estates. We believe that ASM International is a relatively inexpensive way to access its Hong Kong-based subsidiary – ASM Pacific Technology, which is a world leader in the manufacture of semiconductor-production equipment. We feel that the subsidiary has a good track record and a robust balance sheet. The subsidiary, in our view, also maintains its considerable lead over its rivals by consistently investing throughout the business cycle. Aeon is a well-managed Malaysian company that offers exposure to the retail sector. In our view, the company has proved itself capable of funding expansion through its healthy cash flows. Finally, Bukit Sembawang Estates is a high-end residential property developer in Singapore that holds a low-cost land bank, and its share price trades at a substantial discount to what we believe is its intrinsic value.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are generally more volatile, harder to price and less liquid than U.S. securities. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of large-cap companies.

Concentrating investments in the Asia-Pacific region subject the fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2012)		Six Months†	Inception†,1
Class A	w/o SC	14.67%	2.63%
	w/SC2	8.03%	(3.27%	)
Class C	w/o SC	14.18%	1.97%
	w/SC3	13.18%	0.97%
Class R4	w/o SC	14.52%	2.38%
Institutional Service Class[4]	w/o SC	14.81%	2.87%
Institutional Class[4]	w/o SC	14.81%	2.87%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Fund commenced operations on June 28, 2011.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six month and inception to date returns because it is charged when you sell Class C shares within the first year after purchase.
4	Not subject to any sales charges.

Semiannual Report 2012

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Asia-Pacific Smaller Companies Fund, Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Small Cap Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Small Cap Index is a free float-adjusted, small market capitalization-weighted index that captures small cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 10 Emerging Markets countries in the Asia Pacific region. Developed Markets countries in the index include: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries include: China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Sri Lanka, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	96.7%
Repurchase Agreement	4.1%
Liabilities in excess of other assets	(0.8%	)
	100.0%

Top Industries
Commercial Banks	11.8%
Real Estate Management & Development	7.9%
Food Products	5.9%
Electronic Equipment Instruments & Components	5.3%
Hotels, Restaurants & Leisure	5.2%
Construction Materials	4.4%
Information Technology Services	4.0%
Beverages	3.8%
Multiline Retail	3.7%
Real Estate Investment Trusts (REIT)	3.2%
Other	44.8%
100.0%

Top Holdings*
ASM International NV	2.6%
Aeon Co. (M) Bhd	2.5%
Bukit Sembawang Estates Ltd.	2.4%
United Plantations Bhd	2.4%
Venture Corp. Ltd.	2.3%
Dah Sing Financial Holdings Ltd.	2.3%
CDL Hospitality Trusts	2.1%
Oriental Holdings Bhd	2.1%
BS Financial Group, Inc.	2.1%
DGB Financial Group, Inc.	2.0%
Other	77.2%
100.0%

Top Countries
Singapore	19.3%
Malaysia	18.1%
Thailand	11.6%
Hong Kong	11.0%
India	8.7%
Indonesia	5.7%
Republic of South Korea	5.3%
Australia	4.6%
United States	4.1%
China	3.5%
Other	8.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.7%)
AUSTRALIA (4.6%)
Commercial Services & Supplies (1.1%)
Cabcharge Australia Ltd. (a)	33,000	$219,296
Information Technology Services (1.3%)
Iress Market Technology Ltd. (a)	36,100	252,377
Real Estate Investment Trust (REIT) (1.1%)
BWP Trust (a)	117,000	227,153
Specialty Retail (1.1%)
ARB Corp. Ltd. (a)	21,345	211,715
		910,541
CHINA (3.5%)
Chemicals (1.3%)
Yingde Gases (a)	221,500	256,979
Oil, Gas & Consumable Fuels (1.2%)
Green Dragon Gas Ltd.*	27,450	235,041
Real Estate Management & Development (1.0%)
Yanlord Land Group Ltd. (a)	222,000	206,975
		698,995
HONG KONG (11.0%)
Commercial Banks (2.4%)
Dah Sing Banking Group Ltd. (a)	29,200	30,177
Dah Sing Financial Holdings Ltd. (a)	126,000	450,149
		480,326
Consumer Finance (0.9%)
AEON Credit Service (Asia) Co. Ltd. (a)	100,000	83,144
Public Financial Holdings Ltd. (a)	250,000	107,633
		190,777
Diversified Telecommunication Services (0.2%)
Asia Satellite Telecommunications Holdings Ltd. (a)	14,000	39,889
Hotels, Restaurants & Leisure (2.1%)
Cafe de Coral Holdings Ltd. (a)	66,000	180,804
Hongkong & Shanghai Hotels Ltd. (The) (a)	175,500	229,657
		410,461
Marine (1.4%)
Pacific Basin Shipping Ltd. (a)	512,000	267,934
Specialty Retail (1.5%)
Giordano International Ltd. (a)	328,000	284,756
Textiles, Apparel & Luxury Goods (1.5%)
Texwinca Holdings Ltd. (a)	236,000	288,103
Transportation Infrastructure (1.0%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	14,000	195,282
		2,157,528
	Shares or Principal Amount	Value
INDIA (8.7%)
Chemicals (1.7%)
Castrol (India) Ltd. (a)	25,150	$238,182
Kansai Nerolac Paints Ltd. (a)	5,777	102,013
		340,195
Gas Utilities (1.1%)
Gujarat Gas Co. Ltd. (a)	34,670	211,888
Information Technology Services (2.7%)
CMC Ltd. (a)	14,910	257,405
Mphasis Ltd. (a)	37,450	261,730
		519,135
Personal Products (1.4%)
Godrej Consumer Products Ltd. (a)	27,100	276,779
Pharmaceuticals (1.8%)
Aventis Pharma Ltd. (a)	6,250	260,821
Piramal Healthcare Ltd. (a)	11,400	95,241
		356,062
		1,704,059
INDONESIA (5.7%)
Beverages (2.0%)
Multi Bintang Indonesia Tbk PT	7,000	399,794
Commercial Banks (1.8%)
Bank OCBC Nisp Tbk PT* (a)	1,110,000	149,909
Bank Permata Tbk PT* (a)	1,173,000	196,242
		346,151
Construction Materials (1.9%)
Holcim Indonesia Tbk PT (a)	1,350,000	377,542
		1,123,487
MALAYSIA (18.1%)
Air Freight & Logistics (0.8%)
POS Malaysia Bhd (a)	179,000	161,002
Automobiles (2.1%)
Oriental Holdings Bhd (a)	194,200	411,328
Beverages (1.8%)
Fraser & Neave Holdings Bhd (a)	28,100	176,613
Guinness Anchor Bhd (a)	39,300	168,095
		344,708
Commercial Banks (1.0%)
Alliance Financial Group Bhd (a)	157,000	204,230
Construction Materials (1.4%)
Lafarge Malayan Cement Bhd (a)	33,400	79,189
Tasek Corp. Bhd (a)	70,000	200,067
		279,256

See accompanying notes to financial statements.

Semiannual Report 2012

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Diversified Financial Services (1.0%)
Bursa Malaysia Bhd (a)	88,000	$196,065
Food Products (4.0%)
United Malacca Bhd (a)	128,500	324,122
United Plantations Bhd (a)	54,100	463,315
		787,437
Hotels, Restaurants & Leisure (1.0%)
Shangri-La Hotels Malaysia Bhd	188,500	185,012
Household Durables (1.1%)
Panasonic Manufacturing Malaysia Bhd (a)	28,000	209,750
Media (0.4%)
Star Publications Malaysia Bhd (a)	75,300	79,469
Multiline Retail (2.5%)
Aeon Co. (M) Bhd (a)	157,800	494,253
Real Estate Management & Development (1.0%)
YNH Property Bhd (a)	300,000	199,089
		3,551,599
NETHERLANDS (2.6%)
Semiconductors & Semiconductor Equipment (2.6%)
ASM International NV (a)	14,750	522,181
PHILIPPINES (1.9%)
Hotels, Restaurants & Leisure (0.8%)
Jollibee Foods Corp. (a)	59,820	158,550
Real Estate Management & Development (0.4%)
Cebu Holdings, Inc. (a)	361,000	71,152
Transportation Infrastructure (0.5%)
Asian Terminals, Inc.	435,200	93,287
Water Utilities (0.2%)
Manila Water Co., Inc. (a)	82,700	48,367
		371,356
REPUBLIC OF SOUTH KOREA (5.3%)
Commercial Banks (4.1%)
BS Financial Group, Inc. (a)	40,000	409,590
DGB Financial Group, Inc. (a)	34,500	401,587
		811,177
Multiline Retail (1.2%)
Shinsegae Co. Ltd. (a)	1,019	223,236
		1,034,413
SINGAPORE (19.3%)
Air Freight & Logistics (1.0%)
Singapore Post Ltd. (a)	240,000	196,749
Consumer Finance (0.9%)
Hong Leong Finance Ltd. (a)	85,000	170,784
	Shares or Principal Amount	Value
Electronic Equipment Instruments & Components (3.7%)
Venture Corp. Ltd. (a)	65,000	$450,229
WBL Corp. Ltd. (a)	100,000	276,376
		726,605
Food Products (1.0%)
Petra Foods Ltd.	96,000	191,612
Health Care Providers & Services (1.5%)
Raffles Medical Group Ltd. (a)	160,000	298,414
Pharmaceuticals (1.4%)
Eu Yan Sang International Ltd. (a)	500,000	273,773
Real Estate Investment Trust (REIT) (2.1%)
CDL Hospitality Trusts (a)	278,000	424,005
Real Estate Management & Development (4.3%)
Bukit Sembawang Estates Ltd. (a)	125,000	473,887
Wheelock Properties (Singapore) Ltd. (a)	270,000	376,175
		850,062
Road & Rail (1.9%)
ComfortDelGro Corp. Ltd. (a)	290,000	358,001
SBS Transit Ltd. (a)	9,500	12,971
		370,972
Transportation Infrastructure (1.5%)
SATS Ltd. (a)	140,000	294,746
		3,797,722
SRI LANKA (3.3%)
Commercial Banks (0.8%)
Commercial Bank of Ceylon PLC	190,755	154,535
Industrial Conglomerates (1.7%)
Aitken Spence & Co. PLC	187,000	158,707
John Keells Holdings PLC (a)	110,000	171,895
		330,602
Oil, Gas & Consumable Fuels (0.8%)
Chevron Lubricants Lanka PLC	119,600	156,871
		642,008
THAILAND (11.6%)
Commercial Banks (1.7%)
Tisco Financial Group PCL, Foreign Shares* (a)	239,000	325,629
Construction Materials (1.1%)
Siam City Cement PCL, Foreign Shares (a)	20,100	214,662
Electronic Equipment Instruments & Components (1.6%)
Hana Microelectronics PCL, Foreign Shares (a)	441,600	320,959
Food & Staples Retailing (2.6%)
Big C Supercenter PCL, Foreign Shares (a)	21,500	132,468
Siam Makro PCL, Foreign Shares (a)	31,300	388,904
		521,372

See accompanying notes to financial statements.

2012 Semiannual Report

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Health Care Providers & Services (1.3%)
Bumrungrad Hospital PCL, Foreign Shares (a)	131,500	$260,381
Hotels, Restaurants & Leisure (1.1%)
Minor International PCL, Foreign Shares (a)	455,400	208,240
Media (1.0%)
BEC World PCL, Foreign Shares (a)	120,000	200,579
Real Estate Management & Development (1.2%)
Central Pattana PCL, Foreign Shares (a)	140,900	229,317
		2,281,139
UNITED KINGDOM (1.1%)
Food Products (0.9%)
MP Evans Group PLC	21,279	171,805
Hotels, Restaurants & Leisure (0.2%)
Millennium & Copthorne Hotels PLC	5,768	45,488
		217,293
Total Common Stocks		19,012,321
REPURCHASE AGREEMENT (4.1%)
UNITED STATES (4.1%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $811,002 collateralized by U.S. Treasury Bond, maturing 11/15/41; total market value of $830,505	$811,000	811,000
Total Repurchase Agreement		811,000
Total Investments (Cost $19,315,270) (b)—100.8%		19,823,321

Liabilities in excess of other assets—(0.8)%		(152,040)
Net Assets—100.0%		$19,671,281

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semiannual Report 2012

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A shares at NAV net of fees) returned 9.19% for the six-month period ended April 30, 2012, versus the 7.21% return of its benchmark, the MSCI Zhong Hua Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of China Region Funds (consisting of 101 funds) was 3.58% for the period.

The MSCI Zhong Hua Index posted positive returns during the reporting period thanks largely to hopes of looser domestic monetary policy. Ebbing inflation alongside cooling home prices gave the central bank room for maneuver, and it lowered lenders’ reserve requirement ratios twice – once in November 2011 (the first cut in three years) and again in February 2012. Broadly positive earnings news and apparent improvement in the U.S. economy further lifted investor sentiment. Optimism, however, was tempered by uncertainty in Europe and fears over a domestic economic hard landing. Although first-quarter gross domestic product (GDP) expanded by 8.1% year-over-year, it was the slowest pace of growth in nearly three years. Investors also fretted over sliding house prices on the back of the strict curbs that the Chinese government placed on the purchases of properties in an effort to discourage real estate speculation. At the end of the semiannual period, the government cut its 2012 GDP growth target rate to 7.5%, the lowest since 2004, to allow the economy to shift towards more consumption-driven growth.

At the stock level, the key contributors to Fund performance were semiconductor equipment supplier ASM Pacific Technology, retailer Aeon Stores Hong Kong, and Asia Satellite Telecom. ASM Pacific Technology’s stock price gained on the back of record sales in 2011 and a stable order outlook for 2012. News of privatization plans boosted Asia Satellite Telecom, while Aeon Stores Hong Kong benefited from relatively positive results driven primarily by its businesses in China.

The main detractors from Fund performance at the stock level were cement maker Huaxin Cement, whose fourth-quarter earnings were weaker than expected, and Sun Hung Kai Properties, which was hurt by news that three of its directors were being investigated by Hong Kong’s anti-corruption body. The property developer’s operations, however, have remained unaffected. The Fund’s lack of exposure to Tencent Holdings, which is a constituent of the benchmark MSCI Zhong Hua Index, also hindered performance as it posted better-than-expected fourth-quarter revenues. The Internet company’s alliance with industry powerhouses SOHU and Baidu to offer online video services in China further lifted its stock price.

During the reporting period, we sold ENN Energy on our concerns that its joint bid with Sinopec for China Gas could lead to higher debts and undermine its balance sheet. Conversely, we introduced Hong Kong-listed luggage manufacturer Samsonite, a globally recognized brand whose restructuring efforts, in our view, should help it take advantage of the travel boom in Asia.

At the end of the reporting period, the Fund’s largest absolute stock weightings included Jardine Strategic Holdings, Swire Pacific, and China Mobile. Singapore-listed Jardine Strategic is a Hong Kong-based conglomerate with interests mainly in greater China and some parts of Southeast Asia. Another conglomerate, Hong Kong-listed Swire Pacific, has been increasing exposure to China through its aviation, industrial and real estate businesses. China Mobile, the largest mobile telecom operator on the mainland, has been facing intense domestic competition following industry reform. However, we believe that the telecom is well positioned to continue its healthy growth given its solid financials and the government’s push to stimulate domestic consumption.

Portfolio Management:

Aberdeen Asia Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are generally more volatile, harder to price and less liquid than U.S. securities. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of large-cap companies.

Concentrating investments in China and Hong Kong subject the fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†	1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	9.19%	(4.25%	)	6.51%	16.35%
	w/SC3	2.90%	(9.77%	)	5.26%	15.47%
Class C	w/o SC	8.79%	(4.92%	)	5.75%	15.50%
	w/SC4	7.79%	(5.87%	)	5.75%	15.50%
Class R5	w/o SC	9.01%	(4.58%	)	6.27%	16.03%
Institutional Service Class[5]	w/o SC	9.34%	(3.98%	)	6.81%	16.63%
Institutional Class[5]	w/o SC	9.28%	(4.02%	)	6.76%	16.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% (CDSC) was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semiannual Report 2012

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is free float-adjusted, market capitalization-weighted index that is an aggregate of two thirds of the MSCI Hong Kong Index and one third of the MSCI China Free Index. The MSCI Hong Kong Index is designed to measure the performance of the large and mid cap segments of the Hong Kong market. The MSCI China Free Index includes mid and small cap China companies that are listed on the Hong Kong exchange.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	98.8%
Repurchase Agreement	0.7%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries
Real Estate Management & Development	17.2%
Commercial Banks	15.9%
Oil, Gas & Consumable Fuels	8.9%
Industrial Conglomerates	7.7%
Food & Staples Retailing	5.3%
Wireless Telecommunication Services	4.5%
Semiconductors & Semiconductor Equipment	4.1%
Distributors	3.9%
Insurance	3.6%
Road & Rail	3.5%
Other	25.4%
100.0%

Top Holdings*
Jardine Strategic Holdings Ltd.	7.7%
Swire Pacific Ltd., Class B	6.0%
China Mobile Ltd.	4.5%
Standard Chartered PLC (HK Listing)	4.2%
PetroChina Co. Ltd., H Shares	4.1%
ASM Pacific Technology Ltd.	4.1%
Li & Fung Ltd.	3.9%
HSBC Holdings PLC	3.7%
AIA Group Ltd.	3.6%
CNOOC Ltd.	3.6%
Other	54.6%
100.0%

Top Countries
Hong Kong	70.9%
China	27.9%
United States	0.7%
Other	0.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.8%)
CHINA (27.9%)
Chemicals (1.9%)
Yingde Gases (a)	683,000	$792,401
Commercial Banks (3.1%)
China Merchants Bank Co. Ltd., A Shares (a)	665,000	1,287,177
Construction Materials (1.6%)
Huaxin Cement Co. Ltd., B Shares (a)	345,000	659,130
Energy Equipment & Services (0.3%)
Greka Drilling Ltd.*	225,000	131,455
Food & Staples Retailing (2.7%)
China Resources Enterprise Ltd. (a)	308,000	1,114,862
Media (1.0%)
Charm Communications, Inc., ADR	44,470	442,476
Metals & Mining (2.3%)
Baoshan Iron & Steel Co. Ltd., A Shares (a)	1,240,000	983,756
Oil, Gas & Consumable Fuels (8.9%)
CNOOC Ltd. (a)	720,000	1,521,467
Green Dragon Gas Ltd.*	58,000	496,625
PetroChina Co. Ltd., H Shares (a)	1,136,000	1,697,448
		3,715,540
Real Estate Management & Development (1.6%)
Yanlord Land Group Ltd. (a)	740,000	689,917
Wireless Telecommunication Services (4.5%)
China Mobile Ltd. (a)	168,500	1,865,288
		11,682,002
HONG KONG (70.9%)
Commercial Banks (12.8%)
Dah Sing Banking Group Ltd. (a)	669,600	691,998
HSBC Holdings PLC (a)	169,951	1,536,757
Standard Chartered PLC (HK Listing) (a)	72,508	1,777,429
Wing Hang Bank Ltd. (a)	127,862	1,355,564
		5,361,748
Containers & Packaging (0.5%)
Hung Hing Printing Group Ltd. (a)	1,288,000	212,668
Distributors (3.9%)
Li & Fung Ltd. (a)	774,380	1,651,320
Diversified Telecommunication Services (2.0%)
Asia Satellite Telecommunications Holdings Ltd. (a)	289,000	823,415
Food & Staples Retailing (2.6%)
Convenience Retail Asia Ltd. (a)	502,000	268,558
Dairy Farm International Holdings Ltd. (a)	81,000	836,543
		1,105,101
Hotels, Restaurants & Leisure (2.6%)
Hongkong & Shanghai Hotels Ltd. (The) (a)	822,315	1,076,072
	Shares or Principal Amount	Value
Industrial Conglomerates (7.7%)
Jardine Strategic Holdings Ltd. (a)	100,000	$3,209,900
Insurance (3.6%)
AIA Group Ltd. (a)	429,400	1,522,344
Marine (1.5%)
Pacific Basin Shipping Ltd. (a)	1,173,000	613,842
Multiline Retail (2.4%)
AEON Stores (Hong Kong) Co. Ltd. (a)	351,000	993,677
Real Estate Management & Development (15.6%)
Hang Lung Group Ltd. (a)	230,000	1,433,000
Hang Lung Properties Ltd. (a)	70,000	257,805
Sun Hung Kai Properties Ltd. (a)	124,131	1,488,416
Swire Pacific Ltd., Class B (a)	1,100,000	2,504,767
Swire Properties Ltd.	300,400	822,759
		6,506,747
Road & Rail (3.5%)
MTR Corp. Ltd. (a)	413,844	1,467,753
Semiconductors & Semiconductor Equipment (4.1%)
ASM Pacific Technology Ltd. (a)	125,500	1,695,532
Specialty Retail (3.0%)
Giordano International Ltd. (a)	1,422,000	1,234,524
Textiles, Apparel & Luxury Goods (3.1%)
Samsonite International SA* (a)	243,500	469,728
Texwinca Holdings Ltd. (a)	684,000	835,010
		1,304,738
Transportation Infrastructure (2.0%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	60,400	842,502
		29,621,883
Total Common Stocks		41,303,885
REPURCHASE AGREEMENT (0.7%)
UNITED STATES (0.7%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $301,001 collateralized by U.S. Treasury Note, maturing 11/30/14; total market value of $310,856	$301,000	301,000
Total Repurchase Agreement		301,000
Total Investments (Cost $34,314,122) (b)—99.5%		41,604,885

Other assets in excess of liabilities—0.5%		204,194
Net Assets—100.0%		$41,809,079

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2012

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Class A shares at NAV net of fees) returned 8.12% for the six-month period ended April 30, 2012, versus the 4.02% return of its benchmark, the MSCI Emerging Markets Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 524 funds) was 4.92% for the period.

Emerging market equities posted positive returns over the reporting period. Initially Europe’s deepening debt crisis and deteriorating growth in the developed world weighed on investor sentiment. However, the markets recovered from the collective sell-off at the beginning of 2012, due to ample liquidity injections from developed central banks, which eased contagion fears. The stock market rebound continued until February amid the return of global risk appetite. Improving U.S. economic data and the Federal Reserve’s commitment to maintain loose monetary policy further bolstered sentiment. Towards the end of the period, however, a series of subdued economic data from relatively larger developing countries Brazil, China and India, along with fresh Eurozone worries, pared gains.

The key contributors to the Fund’s relative return among individual stock positions were Mexican bank Banorte, Brazilian fuels and chemicals company Ultrapar, and Argentine pipe-maker Tenaris, as all three delivered solid corporate results during the semiannual period. Robust loan growth and improvement in asset quality supported Banorte. Ultrapar posted healthy growth in volume and net revenues in all its divisions, while Tenaris benefited from double-digit sales growth and profit margin expansion. Additionally, shares of Turkish retailer BIM were lifted by the company’s improved outlook for 2012.

The main detractors from Fund performance for the reporting period were two of our Indian holdings, Infosys and Housing Development and Finance Corp (HDFC). IT software services company Infosys posted weak March-quarter results and moderated its guidance for the next financial year on muted growth expectations for its core North American and European markets. Mortgage lender HDFC declined in line with the weaker domestic macroeconomic environment despite posting relatively positive quarterly earnings. Brazilian bank Banco Bradesco was another detractor from relative performance, as shares of the company were hampered by worries over weak credit growth and the central bank's interest rate cuts.

During the reporting period, we added to the Fund’s positions in Banco Bradesco and South African brewer SABMiller.

The Fund’s largest individual stock holdings at the end of the reporting period were Samsung Electronics, Vale and China Mobile. Samsung Electronics is a leading Korean semiconductor company and a major player in mobile phones and TFT-LCDs. In our view, it has a strong competitive position across each of its three business segments. The telecoms division has benefited from the success of its Galaxy products, as well as its strategy of providing affordable smartphones for emerging market consumers. While its fiscal year 2011 results declined from the previous year due to a lower contribution from its memory unit, the telecoms division performed well. Brazilian miner Vale is the world’s lowest-cost iron ore producer and, over the years, has made acquisitions to diversify its asset base. During its 2011 fiscal year, the company posted record-high operating margins, operating revenues and net earnings, among others. The company achieved these results despite short-term headwinds, such as a tax dispute with the Brazilian government and the problem of docking its mega Valemax ships in China. Vale also paid US$9 billion in dividends last year, another historical high, and repurchased US$3 billion in stock. We feel that China’s continued, albeit slower, economic expansion and global supply constraints should drive future growth. China Mobile is the largest mobile telecom operator in an under-penetrated domestic environment. While sector restructuring has led to fierce competition, it is still the market leader in terms of subscriber base and profitability, and we believe that its robust balance sheet should support future network development.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†	1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	8.12%	(2.20%	)	5.25%	14.66%
	w/SC2	1.91%	(7.83%	)	4.02%	13.98%
Class C3	w/o SC	7.76%	(2.85%	)	4.57%	13.91%
	w/SC4	6.76%	(3.82%	)	4.57%	13.91%
Class R5,6	w/o SC	8.03%	(2.44%	)	5.01%	14.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% (CDSC) was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
6	Not subject to any sales charges.

Semiannual Report 2012

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 21 Emerging Markets (EM) countries. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	82.4%
Preferred Stocks	14.7%
Repurchase Agreement	3.0%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Top Industries
Commercial Banks	21.4%
Oil, Gas & Consumable Fuels	13.8%
Semiconductors & Semiconductor Equipment	7.8%
Real Estate Management & Development	7.4%
Wireless Telecommunication Services	6.0%
Food & Staples Retailing	4.7%
Automobiles	4.6%
Beverages	4.5%
Construction Materials	4.0%
Metals & Mining	3.9%
Other	21.9%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.2%
China Mobile Ltd.	3.9%
Vale SA ADR, Preferred Shares	3.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Banco Bradesco SA ADR, Preferred Shares	3.4%
Petroleo Brasileiro SA ADR, Preferred Shares	3.2%
PetroChina Co. Ltd., H Shares	3.1%
Fomento Economico Mexicano SAB de CV ADR	3.0%
LUKOIL OAO ADR	2.8%
PT Astra International Tbk	2.8%
Other	66.1%
100.0%

Top Countries
Brazil	17.4%
India	12.4%
Mexico	7.3%
China	7.0%
Hong Kong	6.9%
Thailand	5.6%
Republic of South Korea	5.3%
South Africa	5.2%
Turkey	4.9%
Taiwan	4.9%
Other	23.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (82.4%)
AUSTRALIA (2.4%)
Commercial Banks (2.4%)
Standard Chartered PLC — London Listing (a)	325,125	$7,947,887
BRAZIL (6.9%)
Multiline Retail (1.2%)
Lojas Renner SA	126,189	4,056,134
Oil, Gas & Consumable Fuels (2.8%)
Ultrapar Participacoes SA	402,000	9,131,810
Real Estate Management & Development (1.3%)
Multiplan Empreendimentos Imobiliarios SA	174,851	4,127,847
Tobacco (1.6%)
Souza Cruz SA	348,945	5,435,132
		22,750,923
CHILE (1.6%)
Commercial Banks (1.6%)
Banco Santander Chile ADR	67,000	5,481,270
CHINA (7.0%)
Oil, Gas & Consumable Fuels (3.1%)
PetroChina Co. Ltd., H Shares (a)	6,887,200	10,291,079
Wireless Telecommunication Services (3.9%)
China Mobile Ltd. (a)	1,176,100	13,019,379
		23,310,458
HONG KONG (6.9%)
Insurance (2.0%)
AIA Group Ltd. (a)	1,876,000	6,650,950
Real Estate Management & Development (4.9%)
Hang Lung Group Ltd. (a)	1,199,000	7,470,290
Swire Pacific Ltd., Class A (a)	355,000	4,180,184
Swire Pacific Ltd., Class B (a)	1,540,000	3,506,674
Swire Properties Ltd.	456,400	1,250,024
		16,407,172
		23,058,122
HUNGARY (1.7%)
Pharmaceuticals (1.7%)
Richter Gedeon Nyrt. (a)	32,013	5,532,308
INDIA (12.4%)
Automobiles (1.8%)
Hero Motocorp Ltd. (a)	141,500	5,989,506
Commercial Banks (1.3%)
ICICI Bank Ltd. (a)	199,900	3,346,449
ICICI Bank Ltd. ADR	31,000	1,050,590
		4,397,039
Construction Materials (1.9%)
Grasim Industries Ltd. (a)	18,262	$886,942
Grasim Industries Ltd. GDR, REG S (a)(b)	13,359	651,386
UltraTech Cement Ltd.	156,901	4,233,647
UltraTech Cement Ltd. GDR, REG S (b)	13,918	375,925
		6,147,900
Household Products (0.9%)
Hindustan Unilever Ltd. (a)	390,443	3,069,921
Information Technology Services (2.5%)
Infosys Ltd. (a)	147,000	6,816,342
Infosys Ltd. ADR	31,000	1,467,850
		8,284,192
Pharmaceuticals (0.9%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	73,563	2,966,226
Thrifts & Mortgage Finance (2.3%)
Housing Development Finance Corp. Ltd. (a)	609,000	7,759,102
Wireless Telecommunication Services (0.8%)
Bharti Airtel Ltd. (a)	419,117	2,462,963
		41,076,849
INDONESIA (2.8%)
Automobiles (2.8%)
PT Astra International Tbk (a)	1,210,000	9,317,924
ITALY (2.3%)
Energy Equipment & Services (2.3%)
Tenaris SA ADR	193,600	7,587,184
MALAYSIA (2.4%)
Commercial Banks (2.4%)
CIMB Group Holdings Bhd (a)	1,929,000	4,713,908
Public Bank Bhd (Foreign Mkt) (a)	745,800	3,367,305
		8,081,213
MEXICO (7.3%)
Beverages (3.0%)
Fomento Economico Mexicano SAB de CV ADR	120,501	9,791,911
Commercial Banks (2.6%)
Grupo Financiero Banorte SAB de CV	1,797,695	8,669,709
Food & Staples Retailing (0.6%)
Organizacion Soriana SAB de CV, Class B*	746,000	2,120,147
Transportation Infrastructure (1.1%)
Grupo Aeroportuario del Sureste SAB de CV ADR, B Shares	44,000	3,604,040
		24,185,807
PHILIPPINES (2.5%)
Commercial Banks (1.1%)
Bank of the Philippine Islands (a)	2,087,829	3,632,565

See accompanying notes to financial statements.

Semiannual Report 2012

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
Diversified Financial Services (0.2%)
Ayala Corp. (a)	50,000	$508,179
Real Estate Management & Development (1.2%)
Ayala Land, Inc. (a)	7,911,800	4,002,370
		8,143,114
POLAND (1.7%)
Commercial Banks (1.7%)
Bank Pekao SA (a)	118,000	5,568,164
REPUBLIC OF SOUTH KOREA (1.1%)
Food & Staples Retailing (1.1%)
E-Mart Co. Ltd. (a)	15,103	3,583,877
RUSSIA (2.8%)
Oil, Gas & Consumable Fuels (2.8%)
LUKOIL OAO ADR	153,000	9,348,025
SOUTH AFRICA (5.2%)
Beverages (1.5%)
SABMiller PLC (a)	120,081	5,030,669
Food & Staples Retailing (1.4%)
Massmart Holdings Ltd. (a)	218,083	4,692,827
Specialty Retail (2.3%)
Truworths International Ltd. (a)	719,798	7,690,913
		17,414,409
TAIWAN (4.9%)
Semiconductors & Semiconductor Equipment (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	4,010,308	11,853,002
Wireless Telecommunication Services (1.3%)
Taiwan Mobile Co. Ltd. (a)	1,347,000	4,340,832
		16,193,834
THAILAND (5.6%)
Commercial Banks (1.6%)
Siam Commercial Bank PCL, Foreign Shares (a)	1,084,800	5,288,676
Construction Materials (2.1%)
Siam Cement PCL, Foreign Shares (a)	464,900	6,314,337
Siam Cement PCL NVDR (a)	60,000	681,661
		6,995,998
Oil, Gas & Consumable Fuels (1.9%)
PTT Exploration & Production PCL, Foreign Shares (a)	1,095,800	6,314,123
		18,598,797
TURKEY (4.9%)
Commercial Banks (3.3%)
Akbank T.A.S. (a)	2,194,001	8,155,906
Turkiye Garanti Bankasi A.S.* (a)	814,000	2,996,773
		11,152,679
Food & Staples Retailing (1.6%)
BIM Birlesik Magazalar A.S. (a)	124,331	$5,185,709
		16,338,388
Total Common Stocks		273,518,553
PREFERRED STOCKS (14.7%)
BRAZIL (10.5%)
Commercial Banks (3.4%)
Banco Bradesco SA ADR, Preferred Shares	701,080	11,238,312
Metals & Mining (3.9%)
Vale SA ADR, Preferred Shares	590,000	12,761,700
Oil, Gas & Consumable Fuels (3.2%)
Petroleo Brasileiro SA ADR, Preferred Shares	483,000	10,703,280
		34,703,292
REPUBLIC OF SOUTH KOREA (4.2%)
Semiconductors & Semiconductor Equipment (4.2%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	19,800	14,110,743
Total Preferred Stocks		48,814,035
REPURCHASE AGREEMENT (3.0%)
UNITED STATES (3.0%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $9,901,022, collateralized by U.S. Treasury Note, maturing 11/30/14; total market value $10,100,194	$9,901,000	9,901,000
Total Repurchase Agreement		9,901,000
Total Investments (Cost $288,751,633) (c)—100.1%		332,233,588

Liabilities in excess of other assets—(0.1)%		(237,779)
Net Assets—100.0%		$331,995,809

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

2012 Semiannual Report

Aberdeen Emerging Markets Institutional Fund (Unaudited)

The Aberdeen Emerging Markets Institutional Fund (Institutional shares) returned 8.67% for the six-month period ended April 30, 2012, versus the 4.02% return of its benchmark, the MSCI Emerging Markets Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 524 funds) was 4.92% for the period.

Emerging market equities posted positive returns over the reporting period. Initially Europe’s deepening debt crisis and deteriorating growth in the developed world weighed on investor sentiment. However, the markets recovered from the collective sell-off at the beginning of 2012, due to ample liquidity injections from developed central banks, which eased contagion fears. The stock market rebound continued until February amid the return of global risk appetite. Improving U.S. economic data and the Federal Reserve’s commitment to maintain loose monetary policy further bolstered sentiment. Towards the end of the period, however, a series of subdued economic data from relatively larger developing countries Brazil, China and India, along with fresh Eurozone worries, pared gains.

The key contributors to the Fund’s relative return among individual stock positions were Mexican bank Banorte, Brazilian fuels and chemicals company Ultrapar, and Argentine pipe-maker Tenaris, as all three delivered solid corporate results during the semiannual period. Robust loan growth and improvement in asset quality supported Banorte. Ultrapar posted healthy growth in volume and net revenues in all its divisions, while Tenaris benefited from double-digit sales growth and profit margin expansion. Additionally, shares of Turkish retailer BIM were lifted by the company’s improved outlook for 2012.

The main detractors from Fund performance for the reporting period were two of our Indian holdings, Infosys and Housing Development and Finance Corp (HDFC). IT software services company Infosys posted weak March-quarter results and moderated its guidance for the next financial year on muted growth expectations for its core North American and European markets. Mortgage lender HDFC declined in line with the weaker domestic macroeconomic environment despite posting relatively positive quarterly earnings. Brazilian bank Banco Bradesco was another detractor from relative performance, as shares of the company were hampered by worries over weak credit growth and the central bank’s interest rate cuts.

During the reporting period, we added to the Fund’s positions in Banco Bradesco and South African brewer SABMiller.

The Fund’s largest individual stock holdings at the end of the reporting period were Samsung Electronics, Vale and China Mobile. Samsung Electronics is a leading Korean semiconductor company and a major player in mobile phones and TFT-LCDs. In our view, it has a strong competitive position across each of its three business segments. The telecoms division has benefited from the success of its Galaxy products, as well as its strategy of providing affordable smartphones for emerging market consumers. While its fiscal year 2011 results declined from the previous year due to a lower contribution from its memory unit, the telecoms division performed well. Brazilian miner Vale is the world’s lowest-cost iron ore producer and, over the years, has made acquisitions to diversify its asset base. During its 2011 fiscal year, the company posted record-high operating margins, operating revenues and net earnings, among others. The company achieved these results despite short-term headwinds, such as a tax dispute with the Brazilian government and the problem of docking its mega Valemax ships in China. Vale also paid US$9 billion in dividends last year, another historical high, and repurchased US$3 billion in stock. We feel that China’s continued, albeit slower, economic expansion and global supply constraints should drive future growth. China Mobile is the largest mobile telecom operator in an under-penetrated domestic environment. While sector restructuring has led to fierce competition, it is still the market leader in terms of subscriber base and profitability, and we believe that its robust balance sheet should support future network development.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2012

Aberdeen Emerging Markets Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†	1 Yr.		Inception[2]
Institutional Service Class[3,4]	w/o SC	8.50%	(1.50%	)	10.18%
Institutional Class[4]	w/o SC	8.67%	(1.15%	)	10.24%

†	Not Annualized
1	Returns presented for the Fund for periods prior to November 24, 2009 reflect the performance of the predecessor fund, the Aberdeen Emerging Markets Fund, a series of The Advisors’ Inner Circle Fund II (the “Advisors’ Predecessor Fund”). The Fund has adopted the performance of the Advisors’ Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Advisors’ Predecessor Fund. The Fund and the Advisors’ Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 12, 2007.
3	Returns before the first offering of the Institutional Service Class (November 24, 2009) are based on the previous performance of the Institutional Class Shares. This performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
4	Not subject to any sales charges.

2012 Semiannual Report

Aberdeen Emerging Markets Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Institutional Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 21 Emerging Markets (EM) countries. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	82.6%
Preferred Stocks	14.3%
Repurchase Agreement	3.0%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries
Commercial Banks	21.3%
Oil, Gas & Consumable Fuels	13.3%
Semiconductors & Semiconductor Equipment	8.1%
Real Estate Management & Development	7.3%
Wireless Telecommunication Services	6.1%
Automobiles	4.8%
Beverages	4.7%
Food & Staples Retailing	4.1%
Construction Materials	3.9%
Metals & Mining	3.9%
Other	22.5%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.4%
China Mobile Ltd.	4.1%
Vale SA ADR, Preferred Shares	3.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.7%
Fomento Economico Mexicano SAB de CV ADR	3.2%
Banco Bradesco SA ADR, Preferred Shares	3.0%
PetroChina Co. Ltd., H Shares	3.0%
Petroleo Brasileiro SA ADR, Preferred Shares	3.0%
PT Astra International Tbk	2.9%
LUKOIL OAO ADR	2.8%
Other	66.0%
100.0%

Top Countries
Brazil	16.8%
India	12.3%
Mexico	7.3%
China	7.1%
Hong Kong	7.0%
Republic of South Korea	5.4%
South Africa	5.3%
Thailand	5.3%
Turkey	5.1%
Taiwan	5.0%
Other	23.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (82.6%)
AUSTRALIA (2.4%)
Commercial Banks (2.4%)
Standard Chartered PLC — London Listing (a)	6,492,750	$158,719,399
BRAZIL (6.9%)
Multiline Retail (1.3%)
Lojas Renner SA	2,670,521	85,839,426
Oil, Gas & Consumable Fuels (2.7%)
Ultrapar Participacoes SA	7,744,000	175,912,284
Real Estate Management & Development (1.1%)
Multiplan Empreendimentos Imobiliarios SA	3,184,484	75,178,648
Tobacco (1.8%)
Souza Cruz SA	7,636,000	118,937,565
		455,867,923
CHILE (1.7%)
Commercial Banks (1.7%)
Banco Santander Chile ADR	1,396,000	114,206,760
CHINA (7.1%)
Oil, Gas & Consumable Fuels (3.0%)
PetroChina Co. Ltd., H Shares (a)	132,782,000	198,407,197
Wireless Telecommunication Services (4.1%)
China Mobile Ltd. (a)	23,892,500	264,489,010
		462,896,207
HONG KONG (7.0%)
Insurance (2.0%)
AIA Group Ltd. (a)	37,389,000	132,554,572
Real Estate Management & Development (5.0%)
Hang Lung Group Ltd. (a)	21,850,000	136,134,987
Hang Lung Properties Ltd. (a)	3,419,000	12,591,939
Swire Pacific Ltd., Class A (a)	10,300,000	121,284,210
Swire Pacific Ltd., Class B (a)	14,405,000	32,801,061
Swire Properties Ltd.	7,616,700	20,861,216
		323,673,413
		456,227,985
HUNGARY (1.6%)
Hotels, Restaurants & Leisure (0.0%)
Danubius Hotel and SpA PLC* (a)	2,039	26,269
Pharmaceuticals (1.6%)
Richter Gedeon Nyrt. (a)	572,455	98,928,479
Richter Gedeon Nyrt. GDR (a)(b)	41,000	7,110,751
		106,039,230
		106,065,499
INDIA (12.3%)
Automobiles (1.9%)
Hero Motocorp Ltd. (a)	2,916,315	123,443,726
Commercial Banks (1.1%)
ICICI Bank Ltd. (a)	4,321,000	$72,336,188
ICICI Bank Ltd. ADR	1,100	37,279
		72,373,467
Construction Materials (1.9%)
Grasim Industries Ltd. (a)	545,630	26,499,942
UltraTech Cement Ltd.	3,675,217	99,168,094
		125,668,036
Household Products (1.0%)
Hindustan Unilever Ltd. (a)	7,940,000	62,429,537
Information Technology Services (2.5%)
Infosys Ltd. (a)	3,594,515	166,676,492
Pharmaceuticals (0.8%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	1,249,356	50,376,848
Thrifts & Mortgage Finance (2.4%)
Housing Development Finance Corp. Ltd. (a)	12,500,000	159,259,076
Wireless Telecommunication Services (0.7%)
Bharti Airtel Ltd. (a)	7,443,553	43,742,421
		803,969,603
INDONESIA (2.9%)
Automobiles (2.9%)
PT Astra International Tbk (a)	24,362,000	187,605,995
ITALY (2.3%)
Energy Equipment & Services (2.3%)
Tenaris SA ADR	3,847,100	150,767,849
MALAYSIA (2.4%)
Commercial Banks (2.4%)
CIMB Group Holdings Bhd (a)	38,440,600	93,937,508
Public Bank Bhd (Foreign Mkt) (a)	13,524,500	61,063,439
		155,000,947
MEXICO (7.3%)
Beverages (3.2%)
Fomento Economico Mexicano SAB de CV ADR	2,589,000	210,382,140
Commercial Banks (2.8%)
Grupo Financiero Banorte SAB de CV	37,414,200	180,436,747
Food & Staples Retailing (0.4%)
Organizacion Soriana SAB de CV, Class B*	9,853,779	28,004,629
Household Durables (0.0%)
Consorcio ARA SAB de CV	3,467,000	1,104,568
Transportation Infrastructure (0.9%)
Grupo Aeroportuario del Sureste SAB de CV ADR, B Shares	718,015	58,812,609
		478,740,693

See accompanying notes to financial statements.

2012 Semiannual Report

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
PHILIPPINES (2.5%)
Commercial Banks (1.2%)
Bank of the Philippine Islands (a)	43,184,217	$75,135,219
Diversified Financial Services (0.1%)
Ayala Corp. (a)	673,000	6,840,091
Real Estate Management & Development (1.2%)
Ayala Land, Inc. (a)	160,552,000	81,219,002
		163,194,312
POLAND (1.7%)
Commercial Banks (1.7%)
Bank Pekao SA (a)	2,355,073	111,130,795
REPUBLIC OF SOUTH KOREA (1.0%)
Commercial Banks (0.1%)
BS Financial Group, Inc. (a)	232,010	2,375,723
DGB Financial Group, Inc. (a)	155,190	1,806,446
		4,182,169
Food & Staples Retailing (0.6%)
E-Mart Co. Ltd. (a)	180,316	42,788,207
Multiline Retail (0.3%)
Shinsegae Co. Ltd. (a)	100,684	22,057,191
		69,027,567
RUSSIA (2.8%)
Oil, Gas & Consumable Fuels (2.8%)
LUKOIL OAO ADR	3,066,000	187,327,081
SOUTH AFRICA (5.3%)
Beverages (1.5%)
SABMiller PLC (a)	2,389,600	100,109,817
Food & Staples Retailing (1.4%)
Massmart Holdings Ltd. (a)	4,286,716	92,243,851
Specialty Retail (2.4%)
Truworths International Ltd. (a)	14,381,737	153,666,289
		346,019,957
TAIWAN (5.0%)
Semiconductors & Semiconductor Equipment (3.7%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	81,149,809	239,849,119
Wireless Telecommunication Services (1.3%)
Taiwan Mobile Co. Ltd. (a)	26,482,255	85,341,512
		325,190,631
THAILAND (5.3%)
Commercial Banks (1.5%)
Siam Commercial Bank PCL, Foreign Shares (a)	19,700,000	$96,042,512
Construction Materials (2.0%)
Siam Cement PCL, Foreign Shares (a)	8,599,900	116,805,045
Siam Cement PCL NVDR (a)	1,158,000	13,156,065
		129,961,110
Oil, Gas & Consumable Fuels (1.8%)
PTT Exploration & Production PCL, Foreign Shares (a)	20,578,200	118,573,900
		344,577,522
TURKEY (5.1%)
Commercial Banks (3.4%)
Akbank T.A.S. (a)	38,828,333	144,339,146
Turkiye Garanti Bankasi A.S.* (a)	21,890,000	80,588,903
		224,928,049
Food & Staples Retailing (1.7%)
BIM Birlesik Magazalar A.S. (a)	2,682,368	111,878,602
		336,806,651
Total Common Stocks		5,413,343,376
PREFERRED STOCKS (14.3%)
BRAZIL (9.9%)
Commercial Banks (3.0%)
Banco Bradesco SA ADR, Preferred Shares	12,401,180	198,790,915
Metals & Mining (3.9%)
Vale SA ADR, Preferred Shares	11,630,000	251,556,900
Oil, Gas & Consumable Fuels (3.0%)
Petroleo Brasileiro SA ADR, Preferred Shares	8,837,000	195,827,920
		646,175,735
REPUBLIC OF SOUTH KOREA (4.4%)
Semiconductors & Semiconductor Equipment (4.4%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	406,893	289,977,899
Total Preferred Stocks		936,153,634

See accompanying notes to financial statements.

Semiannual Report 2012

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (3.0%)
UNITED STATES (3.0%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $194,952,433, collateralized by $185,820,000 U.S. Treasury Notes, maturing 6/30/16-4/30/19; total market value of $198,852,455	$194,952,000	$194,952,000
Total Repurchase Agreement		194,952,000
Total Investments (Cost $5,652,037,987) (c)—99.9%		6,544,449,010

Other assets in excess of liabilities—0.1%		3,579,598
Net Assets—100.0%		$6,548,028,608

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

2012 Semiannual Report

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at NAV net of fees) returned 3.28% for the six-month period ended April 30, 2012, versus 0.02% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 12.77% for the broad-market Standard & Poor’s (S&P) 500 Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 179 funds) was 4.22% for the period.

Major North American equity market indices moved higher during the six-month period ended April 30, 2012. All 10 sectors within the broader-market S&P 500 Index recorded positive returns for the period, led by consumer discretionary, information technology and financials, as the more cyclical sectors performed well during a period of increased risk appetite in the market. Investor optimism arose following the release of improving U.S. economic data, along with generally positive corporate earnings reports, which accompanied at least temporary solutions to the sovereign debt crisis in the Eurozone. These factors more than offset a decline in April amid evidence of a possible slowdown in U.S. economic growth, as well as Standard and Poor’s two-level downgrade of Spain’s credit rating from A to BBB+. U.S. gross domestic product (GDP) grew by a lower-than-expected annualized rate of 2.2% in the first quarter of 2012, down from the 3.0% increase in the previous quarter. Consumer spending rose significantly for the period, benefiting from higher store traffic due to unusually warm winter weather in most of the U.S. The unemployment rate decreased 0.8% to 8.1% between October and April; however, non-farm payroll growth slowed and the lower rate partially reflected a shrinking pool of jobseekers as more people stopped looking for employment. Finally, the 2.7% annualized rise in the Consumer Price Index in April was fueled mainly by higher oil and retail gasoline prices, as inflation remains above the Federal Reserve’s 2% target rate.

The Fund’s long positions bolstered performance during a period of relatively strong equity market returns, particularly in the energy and industrials sectors. Holdings in Berry Petroleum and EOG Resources in the energy sector benefited from rising energy prices and relatively good production results. Aerospace component maker BE Aerospace saw continued strong order growth during the reporting period and shares of paint and coatings manufacturer Valspar rose on the back of improving global demand for paint and coatings. Handset and PC maker Apple posted record-high earnings for the second quarter of its 2012 fiscal year as its iOs ecosystem mobile operating platform drove new purchases. Retail drugstore operator and pharmacy benefit manager CVS Caremark gained market share from a competitor that was embroiled in a dispute with a major prescription drug plan. Fund performance also was enhanced by a short position in Chesapeake Energy, which was hampered by low natural gas prices and concerns about the sustainability of its drilling operations. The short exposure to Altera Corp. had a positive impact as the company experienced weakness in its end markets for communications equipment chips. Global healthcare services company Cardinal Health saw a slowdown in profitability at its drug distributor.

During the period, the equity market rose consistently with little volatility. Consequently, shares of many of the Fund’s short positions moved higher as a result of the equity market gains, thereby hindering the Fund’s absolute return. Among the individual detractors were short positions in retailer Lululemon Athletica; credit card company Discover Financial Services, which was held as the short side of a paired position; online auction company eBay, which rallied on strength in its payment-processing network Paypal; and diversified industrial company Illinois Tool Works. We retain the short positions in each of these companies as we believe that they are overvalued relative to the level of economic activity we see in the marketplace.

During the reporting period, we adjusted the Fund’s holdings by adding to short positions in companies that we generally believe are overvalued and at risk of posting results that do not meet the market’s expectations. These included Quality Systems, a software company selling electronic health records software into what we believe to be a crowded market; Lululemon, which we believe is overvalued and faces high expectations from investors; and CA Inc., a software company focused on what we feel is a shrinking legacy computer system market. We exited several long positions, including MetLife, a life insurer which we believe may have capital concerns, and NetApp, a storage hardware company, which we replaced in the portfolio with EMC Corp. We also sold the Fund’s long holding in Urban Outfitters, a specialty apparel retailer which has experienced significant problems with its growth strategy. Additionally, we exited a short position in Capella Education. The Fund’s net and gross exposures were similar at both the beginning and the end of the semiannual period. However, we feel that, as the result of our portfolio management activity, including the transactions noted previously, the net exposure to the economy was reduced. The long weighting in the energy sector declined during the period, while there was an overall increase in the long position in the information technology sector, though with a smaller exposure to hardware sales. After the generally uninterrupted climb in the North American equity markets amid a relatively calm political environment in Europe and the U.S., we view the risks of an increase in volatility as fairly substantial. We feel that this will result in sharper moves in the markets in both directions than those we saw during the last several months of the reporting period. Therefore, we have begun to adjust position sizes to give us room to add to our highest-conviction long positions should we believe that their valuations become more attractive, while seeking to take what we believe are appropriately weighted short positions in companies that we view as most at risk of share price declines. We continue to monitor a list of potentially weak companies as possible short positions should the generally favorable tenor of the U.S. economy begin to slow due to general economic concerns, such as European financial issues or fears about impending fiscal belt-tightening in the U.S.

At the end of the reporting period, the Fund maintained a net long position. The largest individual long holdings were IT services provider Cognizant Technology Solutions, and cable and media company Comcast. Cognizant Technology’s sales continue to benefit from the tailwinds of corporate outsourcing and cost-cutting measures, particularly in the financial services, healthcare and manufacturing

Semiannual Report 2012

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

sectors. Comcast is benefiting from steady growth in average revenue per user (ARPU) attributable largely to an increase in sales of “bundled” cable services (i.e., TV, broadband and phone).

Our most significant short exposures included industrial products and equipment maker Illinois Tool Works and defense contractor Northrop Grumman Corp. Illinois Tool Works has a portfolio of products which we believe are both economically sensitive and less differentiated. We view this combination as leaving less room for strategic improvement than we see in many of the other industrials we hold on the long side. We believe that Northrop Grumman’s core defense business is likely to grow slowly at best, and looming cuts in the U.S. government defense budget could hinder the company’s growth going forward.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. The Citigroup 3-Month Treasury Bill Index is the Fund’s actual benchmark.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The strategy used by the portfolio managers involves securities transactions, such as short-selling and leverage, which may cause the Fund to have greater risk and volatility.

A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Leverage will also increase market exposure and magnify risk.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	3.28%		(1.40%	)	1.26%	3.81%
	w/SC2	(2.64%	)	(7.03%	)	0.06%	3.20%
Class C3	w/o SC	2.83%		(2.20%	)	0.53%	3.06%
	w/SC4	1.83%		(3.16%	)	0.53%	3.06%
Class R5,7	w/o SC	3.18%		(1.61%	)	0.98%	3.57%
Institutional Service Class[7,8]	w/o SC	3.33%		(1.38%	)	1.44%	3.98%
Institutional Class[6,7]	w/o SC	3.41%		(1.21%	)	1.51%	4.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. The Second Predecessor Fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A shares on October 31, 2001. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
4	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns through June 22, 2003 are based on the previous performance of the Class B shares of the Second Predecessor Fund; for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) the returns of Class R shares are based on the previous performance of the Predecessor Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
6	Returns through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.
8	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Institutional Class. The performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of the Institutional Service Class shares.

Semiannual Report 2012

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Indexes consist of the last three three-month Treasury bill issues.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Long Positions
Asset Allocation
Common Stocks	77.1%
Repurchase Agreement	23.2%
Liabilities in excess of other assets	(0.3%	)
	100.0%

Top Industries
Information Technology Services	5.8%
Chemicals	5.4%
Software	4.5%
Oil, Gas & Consumable Fuels	4.4%
Diversified Financial Services	4.1%
Communications Equipment	3.3%
Machinery	3.2%
Food Products	3.1%
Road & Rail	2.9%
Aerospace & Defense	2.9%
Other	60.4%
100.0%

Top Holdings*
Cognizant Technology Solutions Corp., Class A	2.6%
Comcast Corp., Class A	2.6%
QUALCOMM, Inc.	2.5%
Oracle Corp.	2.5%
Warnaco Group, Inc. (The)	2.3%
PepsiCo, Inc.	2.3%
IntercontinentalExchange, Inc.	2.1%
Target Corp.	2.1%
Emerson Electric Co.	2.0%
Solera Holdings, Inc.	2.0%
Other	77.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

Portfolio Summary (as a percentage of net assets) (concluded)

April 30, 2012 (Unaudited)

Aberdeen Equity Long-Short Fund

Short Positions
Asset Allocation
Common Stocks	29.0%
Exchange Traded Funds	6.3%
Other assets in excess of liabilities	64.7%
100.0%

Top Industries
Machinery	2.9%
Hotels, Restaurants & Leisure	2.5%
Commercial Banks	2.1%
Aerospace & Defense	2.1%
Food Products	2.0%
Oil, Gas & Consumable Fuels	1.8%
Consumer Finance	1.7%
Insurance	1.5%
Health Care	1.5%
Household Durables	1.4%
Other	80.5%
100.0%

Top Holdings
Illinois Tool Works, Inc.	2.3%
Northrop Grumman Corp.	2.1%
Campbell Soup Co.	2.0%
Discover Financial Services	1.7%
Allstate Corp. (The)	1.5%
Boston Scientific Corp.	1.5%
Market Vectors Semiconductor ETF	1.5%
Materials Select Sector SPDR Fund	1.5%
Darden Restaurants, Inc.	1.4%
Leggett & Platt, Inc.	1.4%
Other	83.1%
100.0%

Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — LONG POSITIONS (77.1%)
Aerospace & Defense (2.9%)
BE Aerospace, Inc.*	156,300	$7,350,789
Precision Castparts Corp.	47,400	8,359,938
		15,710,727
Auto Components (1.4%)
BorgWarner, Inc.*	97,500	7,706,400
Beverages (2.3%)
PepsiCo, Inc.	182,400	12,038,400
Biotechnology (1.1%)
Gilead Sciences, Inc.*	113,300	5,892,733
Capital Markets (1.3%)
State Street Corp.	152,000	7,025,440
Chemicals (5.4%)
Potash Corp. of Saskatchewan, Inc.	237,000	10,067,760
Praxair, Inc.	88,100	10,193,170
Valspar Corp.	164,000	8,388,600
		28,649,530
Commercial Services & Supplies (1.2%)
Clean Harbors, Inc.*	95,700	6,530,568
Communications Equipment (3.3%)
Cisco Systems, Inc.	211,000	4,251,650
QUALCOMM, Inc.	212,597	13,572,193
		17,823,843
Computers & Peripherals (2.8%)
Apple, Inc.*	13,600	7,945,664
EMC Corp.*	250,000	7,052,500
		14,998,164
Diversified Financial Services (4.1%)
IntercontinentalExchange, Inc.*	86,000	11,441,440
JPMorgan Chase & Co.	241,650	10,386,117
		21,827,557
Electric Utilities (1.3%)
ITC Holdings Corp.	89,500	6,932,670
Electrical Equipment (2.0%)
Emerson Electric Co.	206,500	10,849,510
Energy Equipment & Services (1.9%)
Schlumberger Ltd.	134,600	9,979,244
Food & Staples Retailing (1.9%)
CVS Caremark Corp.	232,400	10,369,688
Food Products (3.1%)
Kellogg Co.	173,800	8,789,066
TreeHouse Foods, Inc.*	135,000	7,763,850
		16,552,916
Health Care (2.5%)
Hill-Rom Holdings, Inc.	189,300	$6,142,785
St. Jude Medical, Inc.	186,700	7,229,024
		13,371,809
Health Care Providers & Services (1.6%)
Aetna, Inc.	193,300	8,512,932
Hotels, Restaurants & Leisure (1.9%)
Starwood Hotels & Resorts Worldwide, Inc.	170,000	10,064,000
Information Technology Services (5.8%)
Alliance Data Systems Corp.*	63,800	8,197,662
Cognizant Technology Solutions Corp., Class A*	190,600	13,974,792
Visa, Inc., Class A	73,520	9,041,490
		31,213,944
Insurance (1.6%)
Aspen Insurance Holdings Ltd.	294,000	8,326,080
Internet Software & Services (1.2%)
Yahoo!, Inc.*	425,000	6,604,500
Life Sciences Tools & Services (1.9%)
Waters Corp.*	122,000	10,261,420
Machinery (3.2%)
Deere & Co.	115,700	9,529,052
Wabtec Corp.	99,000	7,700,220
		17,229,272
Media (2.6%)
Comcast Corp., Class A	454,500	13,784,985
Multiline Retail (2.1%)
Target Corp.	196,000	11,356,240
Oil, Gas & Consumable Fuels (4.4%)
Apache Corp.	62,500	5,996,250
Berry Petroleum Co., Class A	167,600	7,634,180
EOG Resources, Inc.	91,100	10,003,691
		23,634,121
Road & Rail (2.9%)
Canadian National Railway Co.	102,000	8,698,560
Kansas City Southern	91,423	7,041,399
		15,739,959
Software (4.5%)
Oracle Corp.	455,000	13,372,450
Solera Holdings, Inc.	231,766	10,415,564
		23,788,014
Specialty Retail (1.5%)
Staples, Inc.	530,000	8,162,000
Textiles, Apparel & Luxury Goods (2.3%)
Warnaco Group, Inc. (The)*	231,700	12,270,832

See accompanying notes to financial statements.

2012 Semiannual Report

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Tobacco (1.1%)
Philip Morris International, Inc.	64,500	$5,773,395
Total Common Stocks — Long Positions		412,980,893
REPURCHASE AGREEMENT (23.2%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $124,457,277 collateralized by U.S. Treasury Note, maturing 07/31/16; total market value of $126,947,526	$124,457,000	124,457,000
Total Repurchase Agreement		124,457,000
Total Investments (Cost $484,930,966) (a)—100.3%		537,437,893

Liabilities in excess of other assets—(0.3)%		(1,533,673)
Net Assets—100.0%		$535,904,220

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Semiannual Report 2012

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — SHORT POSITIONS (29.0%)
Aerospace & Defense (2.1%)
Northrop Grumman Corp.	181,200	$11,466,336
Commercial Banks (2.1%)
Fifth Third Bancorp	440,400	6,266,892
TCF Financial Corp.	458,400	5,257,848
		11,524,740
Consumer Finance (1.7%)
Discover Financial Services	262,000	8,881,800
Diversified Financial Services (0.8%)
Bank of America Corp.	528,700	4,287,757
Electronic Equipment Instruments & Components (0.6%)
Badger Meter, Inc.	87,300	3,224,862
Food Products (2.0%)
Campbell Soup Co.	314,400	10,636,152
Health Care (1.5%)
Boston Scientific Corp.*	1,292,900	8,093,554
Health Care Providers & Services (1.0%)
Cardinal Health, Inc.	133,000	5,621,910
Health Care Technology (0.7%)
Quality Systems, Inc.	105,000	3,927,000
Hotels, Restaurants & Leisure (2.5%)
Bally Technologies, Inc.*	114,400	5,554,120
Darden Restaurants, Inc.	152,700	7,647,216
		13,201,336
Household Durables (1.4%)
Leggett & Platt, Inc.	341,200	7,427,924
Insurance (1.5%)
Allstate Corp. (The)	244,100	8,135,853
Internet Software & Services (1.3%)
eBay, Inc.*	163,700	6,719,885
Machinery (2.9%)
Astec Industries, Inc.*	99,100	3,100,839
Illinois Tool Works, Inc.	218,600	12,543,268
		15,644,107
Oil, Gas & Consumable Fuels (1.8%)
Chesapeake Energy Corp.	274,200	5,056,248
Denbury Resources, Inc.*	250,000	4,760,000
		9,816,248
Pharmaceuticals (0.8%)
Eli Lilly & Co.	100,900	4,176,251
Semiconductors & Semiconductor Equipment (1.1%)
Altera Corp.	158,400	5,634,288
Software (1.0%)
CA, Inc.	200,000	5,269,885
Specialty Retail (0.8%)
Hibbett Sports, Inc.*	69,300	4,138,596
Textiles, Apparel & Luxury Goods (1.4%)
Lululemon Athletica, Inc.*	99,700	7,391,758
Total Common Stocks — Short Positions		155,220,242
EXCHANGE TRADED FUNDS — SHORT POSITIONS (6.3%)
Equity Funds (6.3%)
iShares Russell 2000 Value Index Fund	75,000	5,389,500
Market Vectors Semiconductor ETF*	230,000	7,955,700
Materials Select Sector SPDR Fund	212,700	7,799,709
SPDR S&P Oil & Gas Exploration & Production ETF	115,300	6,501,767
SPDR S&P Retail ETF	98,500	6,081,390
		33,728,066
Total Exchange Traded Funds — Short Positions		33,728,066
Total Securities Sold Short (Proceeds $164,900,349) — 35.3%		$188,948,308

*	Non-income producing security.

See accompanying notes to financial statements.

2012 Semiannual Report

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A shares at NAV net of fees) returned 7.96% for the six-month period ended April 30, 2012, versus the 7.87% return of its benchmark, the MSCI World Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 120 funds) was 7.40% for the period.

Global equities, as measured by the MSCI World Index, posted gains during the reporting period, largely driven by vast liquidity injections from the European Central Bank’s Long-Term Refinancing Operation for lenders, as well as the bond-buying programs by the central banks of the UK and Japan. The U.S. Federal Reserve’s pledge to keep interest rates at a low until 2014 also lifted confidence. On the economic front, developed economies, particularly those in Japan and Europe, shrank in the final quarter of 2011, weighed down by weak export growth. In comparison, the UK was hurt by lower investments. Bucking the trend was the U.S., where consumer and business spending underpinned growth. Asia fared relatively well, but was not immune from weakening demand in the West. The economies of both China and India slowed, although their growth rates exceeded market forecasts. Towards the end of the period, stock market gains were trimmed by renewed worries over uncertainty in Europe on both the macroeconomic and political fronts.

The top individual stock contributors to the Fund’s relative return for the semiannual period included U.S. tobacco company Philip Morris International, Taiwan Semiconductor Manufacturing Co. (TSMC), and Korea’s Samsung Electronics. Philip Morris was supported by solid earnings, thanks to its defensive characteristics. TSMC’s management offered an upbeat business outlook for the remainder of 2012 because of fast growth in mobile computing devices, which flows through to semiconductor demand. Samsung Electronics was boosted by record profits for the first quarter of 2012, attributable mainly to its telecommunications division.

The main detractors from the Fund’s relative performance included our holdings in Australia’s QBE Insurance and Brazil’s Banco Bradesco. QBE Insurance’s profits were hampered by record catastrophe claims, as well as low yields on its investment portfolio. We view the performance as largely driven by events beyond management’s control and, therefore, remain comfortable with the Fund’s position in the insurer. Shares of Banco Bradesco declined on concerns over delinquency rates in the banking sector. The lack of exposure to U.S. technology company Apple also detracted from the Fund’s relative performance, as its share price was boosted by its release of the iPad 3. The company also announced its first dividend in 17 years and a US$10 billion stock buyback.

During the period, we introduced a few companies at what we viewed as attractive valuations. These included Canadian fertilizer producer Potash Corp, which is a market leader that, in our view, benefits from a strong asset base and robust long-term demand drivers, and Hong Kong-based insurance group AIA, which we believe is a high-quality company that we feel has good growth prospects in Asia. We also initiated positions in Brazilian miner Vale and U.S. cable and media company Comcast. While diverse in their operations, both companies benefit from the ability to generate solid cash flows, which we believe could lead to attractive dividend payouts. Against this, we sold Japan’s Takeda Pharmaceutical because we feel it has a deteriorating business outlook.

At the end of the reporting period, the Fund’s largest absolute stock weightings included TSMC, Swiss drug-maker Roche, and British telecom Vodafone. TSMC is the world’s largest dedicated semiconductor foundry and is the lowest-cost producer in the industry. The company has a cash-rich balance sheet and a relatively attractive dividend yield. Roche has one of the highest earnings visibilities within the pharmaceutical sector, driven by the synergies from its Genentech acquisition, as well as its existing stable of products. Vodafone is the biggest global mobile operator by revenue, with Europe accounting for the bulk. Its broad collection of overseas assets includes a 44% stake in U.S.-based Verizon Wireless.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2012

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†	1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	7.96%	(1.91%	)	(1.22%	)	6.92%
	w/SC2	1.75%	(7.57%	)	(2.38%	)	6.29%
Class C3	w/o SC	7.66%	(2.56%	)	(1.89%	)	6.18%
	w/SC4	6.66%	(3.52%	)	(1.89%	)	6.18%
Class R5,6	w/o SC	7.93%	(2.00%	)	(1.41%	)	6.48%
Institutional Service Class[6,7]	w/o SC	8.11%	(1.77%	)	(1.19%	)	6.93%
Institutional Class[6,8]	w/o SC	8.21%	(1.52%	)	(1.03%	)	7.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced, because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Service Class shares would only differ to the extent of the differences in expenses of the class.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class (which does not currently have assets) shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2012 Semiannual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 24 Developed Markets (DM) countries. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	90.3%
Preferred Stocks	7.9%
Repurchase Agreement	1.0%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries
Pharmaceuticals	10.3%
Oil, Gas & Consumable Fuels	10.2%
Commercial Banks	10.1%
Tobacco	7.2%
Semiconductors & Semiconductor Equipment	6.6%
Insurance	6.2%
Wireless Telecommunication Services	5.8%
Beverages	4.5%
Food Products	4.5%
Energy Equipment & Services	4.0%
Other	30.6%
100.0%
Top Holdings*
Vodafone Group PLC	4.2%
Roche Holding AG	4.1%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.9%
Philip Morris International, Inc.	3.6%
British American Tobacco PLC	3.6%
Standard Chartered PLC—London Listing	3.3%
Johnson & Johnson	3.3%
Tenaris SA ADR	3.0%
Royal Dutch Shell PLC, B Shares	2.9%
Novartis AG	2.9%
Other	65.2%
100.0%

Top Countries
United States	24.2%
United Kingdom	15.8%
Switzerland	12.4%
Japan	6.8%
Australia	5.6%
Italy	5.4%
Brazil	5.2%
Sweden	4.7%
Taiwan	3.9%
China	3.1%
Other	12.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.3%)
AUSTRALIA (5.6%)
Commercial Banks (3.3%)
Standard Chartered PLC — London Listing (a)	71,800	$1,755,196
Insurance (2.3%)
QBE Insurance Group Ltd. (a)	84,300	1,209,541
		2,964,737
CANADA (3.1%)
Chemicals (1.0%)
Potash Corp. of Saskatchewan, Inc.	11,700	497,444
Road & Rail (2.1%)
Canadian National Railway Co.	13,200	1,126,446
		1,623,890
CHINA (3.1%)
Oil, Gas & Consumable Fuels (1.5%)
PetroChina Co. Ltd., H Shares (a)	530,000	791,943
Wireless Telecommunication Services (1.6%)
China Mobile Ltd. (a)	78,500	868,992
		1,660,935
FRANCE (1.2%)
Electrical Equipment (1.2%)
Schneider Electric SA (a)	9,900	609,799
HONG KONG (2.0%)
Insurance (1.0%)
AIA Group Ltd. (a)	148,800	527,538
Real Estate Management & Development (1.0%)
Swire Pacific Ltd., Class A (a)	46,500	547,545
		1,075,083
ITALY (5.4%)
Energy Equipment & Services (3.0%)
Tenaris SA ADR	41,000	1,606,790
Oil, Gas & Consumable Fuels (2.4%)
Eni SpA (a)	58,100	1,290,971
		2,897,761
JAPAN (6.8%)
Chemicals (1.7%)
Shin-Etsu Chemical Co. Ltd. (a)	15,700	906,199
Machinery (1.6%)
FANUC Corp. (a)	4,900	826,387
Office Electronics (2.0%)
Canon, Inc. (a)	23,500	1,065,204
Real Estate Management & Development (1.5%)
Daito Trust Construction Co. Ltd. (a)	8,900	800,360
		3,598,150
MEXICO (2.2%)
Beverages (2.2%)
Fomento Economico Mexicano SAB de CV ADR	14,600	$1,186,396
SINGAPORE (0.9%)
Real Estate Management & Development (0.9%)
City Developments Ltd. (a)	61,000	498,310
SWEDEN (4.7%)
Commercial Banks (2.1%)
Nordea Bank AB (a)	129,900	1,149,668
Communications Equipment (1.5%)
Telefonaktiebolaget LM Ericsson, B Shares* (a)	80,600	799,024
Machinery (1.1%)
Atlas Copco AB, A Shares (a)	23,900	568,736
		2,517,428
SWITZERLAND (12.4%)
Food Products (2.5%)
Nestle SA (a)	22,100	1,354,493
Insurance (2.9%)
Zurich Financial Services AG* (a)	6,200	1,519,017
Pharmaceuticals (7.0%)
Novartis AG (a)	28,100	1,551,576
Roche Holding AG (a)	11,900	2,174,850
		3,726,426
		6,599,936
TAIWAN (3.9%)
Semiconductors & Semiconductor Equipment (3.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	134,520	2,095,822
UNITED KINGDOM (15.8%)
Commercial Banks (2.0%)
HSBC Holdings PLC (a)	116,400	1,050,763
Metals & Mining (0.9%)
Rio Tinto PLC (a)	8,600	482,071
Multi-Utilities (2.2%)
Centrica PLC (a)	227,500	1,131,929
Oil, Gas & Consumable Fuels (2.9%)
Royal Dutch Shell PLC, B Shares (a)	42,500	1,555,268
Tobacco (3.6%)
British American Tobacco PLC (a)	37,600	1,928,485
Wireless Telecommunication Services (4.2%)
Vodafone Group PLC (a)	807,300	2,234,574
		8,383,090

See accompanying notes to financial statements.

2012 Semiannual Report

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
UNITED STATES (23.2%)
Aerospace & Defense (1.9%)
United Technologies Corp.	12,400	$1,012,336
Beverages (2.3%)
PepsiCo, Inc.	18,800	1,240,800
Energy Equipment & Services (1.0%)
Schlumberger Ltd.	7,300	541,222
Food & Staples Retailing (2.6%)
CVS Caremark Corp.	30,700	1,369,834
Food Products (2.0%)
Kraft Foods, Inc., Class A	26,600	1,060,542
Health Care Providers & Services (1.4%)
Quest Diagnostics, Inc.	12,800	738,432
Media (1.1%)
Comcast Corp., Class A	19,100	579,303
Oil, Gas & Consumable Fuels (1.9%)
EOG Resources, Inc.	9,200	1,010,252
Pharmaceuticals (3.3%)
Johnson & Johnson	26,800	1,744,412
Software (2.1%)
Oracle Corp.	38,600	1,134,454
Tobacco (3.6%)
Philip Morris International, Inc.	21,700	1,942,367
		12,373,954
Total Common Stocks		48,085,291
PREFERRED STOCKS (7.9%)
BRAZIL (5.2%)
Commercial Banks (2.7%)
Banco Bradesco SA ADR, Preferred Shares	90,000	1,442,700
Metals & Mining (1.0%)
Vale SA ADR, Preferred Shares	23,833	515,508
Oil, Gas & Consumable Fuels (1.5%)
Petroleo Brasileiro SA ADR, Preferred Shares	37,200	824,352
		2,782,560
REPUBLIC OF SOUTH KOREA (2.7%)
Semiconductors & Semiconductor Equipment (2.7%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	3,900	1,412,235
Total Preferred Stocks		4,194,795
REPURCHASE AGREEMENT (1.0%)
UNITED STATES (1.0%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $525,001, collateralized by U.S.Treasury Note, maturing 4/30/19; total market value of $536,625	$525,000	$525,000
Total Repurchase Agreement		525,000
Total Investments (Cost $45,228,351) (c)—99.2%		52,805,086

Other assets in excess of liabilities—0.8%		431,732
Net Assets—100.0%		$53,236,818

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2012

Aberdeen Global Natural Resources Fund (Unaudited)

The Aberdeen Global Natural Resources Fund (Class A shares at NAV) returned 3.72% for the six-month period ended April 30, 2012, versus the –1.27% return of its benchmark, the S&P Global Natural Resources Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 147 funds) was –1.59% for the period.

Global natural resources equities posted modest losses during the reporting period as worries over the global economic recovery offset positive sentiment regarding expansionary central bank policy. Early in the period, gold prices rallied as investors sought refuge against market turbulence arising from the Eurozone debt crisis, but later retreated as investors’ risk appetite returned. This was compounded by the U.S. Federal Reserve’s signal that monetary policy would remain accommodative and improvement in sentiment, particularly in the U.S. and China. Meanwhile, the Organization of the Petroleum Exporting Countries (OPEC) cut its 2012 forecasts for global oil demand in light of the weakening economic outlook for industrialized nations. Subsequently, Iran suspended crude oil exports to the UK and France in response to the European Union’s ban on its oil imports amid escalating tensions over its nuclear program, driving oil prices higher. At the end of the semiannual period, oil prices slid amid rising U.S. crude stockpiles, along with progress in talks with Iran.

At the individual stock level, U.S.-based oil and gas exploration and production company EOG Resources and Italian exchange-listed pipe-maker Tenaris added the most to the Fund’s relative return, as both companies benefited from the rally in crude oil prices. In addition, EOG increased its output of petroleum liquids, while Tenaris posted upbeat quarterly results during the reporting period, boosted by resilient demand and better margins. Dutch oil and gas services company Fugro also contributed positively to performance, as it posted solid earnings during the semiannual period and, in our view, is well-positioned to benefit from an estimated investment of US$600 billion in the development of new oil and natural gas fields in 2012.

The primary individual stock detractor from Fund performance was the holding in Canadian gold producer Goldcorp, as well as the lack of exposure to U.S. oil company Exxon Mobil and Syngenta, a Swiss producer of crop protection products and seeds. Exxon Mobil was boosted by higher energy prices, while Syngenta’s relatively positive results were driven by robust demand from emerging markets. Despite reporting strong fourth-quarter 2011 results, Goldcorp forecast a relatively disappointing business outlook due to the decline in gold prices over the past six months.

During the semiannual period, we introduced Canadian fertilizer maker Potash Corp. of Saskatchewan as we feel that it has high-quality assets and may benefit from long-term demand growth. Conversely, we exited the Fund’s positions in Tidewater, a U.S.-based provider of offshore supply vessels and marine support services, and UK gas utility group Centrica. We also trimmed Brazilian oil company Petrobras and used the proceeds to add to miner Vale, which we feel has a relatively attractive valuation.

The Fund’s largest absolute stock weightings at the end of the reporting period included Vale, Tenaris and EOG Resources. Brazilian miner Vale is the world’s lowest-cost iron ore producer and, in recent years, has made acquisitions to diversify its asset base. We feel that the company may gain from the growing demand for commodities over the long term. Italian exchange-listed pipe-maker Tenaris has a strong balance sheet and has benefited from increased investment in global oil extraction. In our view, U.S. oil and gas exploration and production company EOG Resources’ expansion of its oil reserve base may lead to solid production growth, which we believe is reflected in its recent sound earnings and cash flow.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†		1 Yr.		5 Yr.		Inception[2]
Class A	w/o SC	3.72%		(12.94%	)	(0.39%	)	13.32%
	w/SC3	(2.24%	)	(17.95%	)	(1.56%	)	12.47%
Class C	w/o SC	3.32%		(13.63%	)	(1.06%	)	12.53%
	w/SC4	2.32%		(14.49%	)	(1.06%	)	12.53%
Class R5	w/o SC	3.60%		(13.13%	)	(0.58%	)	13.05%
Institutional Service Class[5]	w/o SC	3.90%		(12.69%	)	(0.06%	)	13.64%
Institutional Class[5]	w/o SC	3.84%		(12.71%	)	(0.07%	)	13.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Predecessor Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semiannual Report 2012

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, S&P Global Natural Resources Sector Index™ and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Global Natural Resources Index™ includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	98.0%
Repurchase Agreement	1.6%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	30.8%
Chemicals	24.2%
Metals & Mining	22.6%
Energy Equipment & Services	14.5%
Road & Rail	3.4%
Transportation Infrastructure	2.5%
Other	2.0%
100.0%

Top Holdings*
Vale SA ADR	6.6%
Tenaris SA ADR	6.6%
EOG Resources, Inc.	5.9%
Royal Dutch Shell PLC, B Shares	5.0%
Eni SpA	4.8%
Shin-Etsu Chemical Co. Ltd.	4.8%
BHP Billiton PLC—London Listing	4.6%
Rio Tinto PLC	4.5%
Schlumberger Ltd.	4.5%
PetroChina Co. Ltd., H Shares	4.4%
Other	48.3%
100.0%

Top Countries
United States	18.9%
Canada	13.3%
United Kingdom	11.8%
Brazil	11.8%
Italy	11.4%
France	5.8%
Japan	4.8%
Australia	4.6%
China	4.4%
Thailand	3.7%
Other	9.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.0%)
AUSTRALIA (4.6%)
Metals & Mining (4.6%)
BHP Billiton PLC — London Listing (a)	74,000	$2,382,197
BRAZIL (11.8%)
Metals & Mining (6.6%)
Vale SA ADR	156,000	3,463,200
Oil, Gas & Consumable Fuels (2.7%)
Petroleo Brasileiro SA ADR	59,100	1,391,214
Transportation Infrastructure (2.5%)
Wilson Sons Ltd. BDR	87,000	1,300,789
		6,155,203
CANADA (13.3%)
Chemicals (3.0%)
Potash Corp. of Saskatchewan, Inc.	36,300	1,542,024
Metals & Mining (6.9%)
Barrick Gold Corp.	46,300	1,871,909
Goldcorp, Inc.	44,800	1,715,629
		3,587,538
Road & Rail (3.4%)
Canadian National Railway Co.	21,000	1,790,880
		6,920,442
CHILE (2.2%)
Chemicals (2.2%)
Sociedad Quimica y Minera de Chile SA ADR	20,100	1,171,629
CHINA (4.4%)
Oil, Gas & Consumable Fuels (4.4%)
PetroChina Co. Ltd., H Shares (a)	1,546,000	2,310,084
FRANCE (5.8%)
Chemicals (3.8%)
Air Liquide SA (a)	15,400	1,980,857
Oil, Gas & Consumable Fuels (2.0%)
Total SA (a)	21,400	1,027,277
		3,008,134
GERMANY (3.5%)
Chemicals (3.5%)
Linde AG (a)	10,700	1,831,446
ITALY (11.4%)
Energy Equipment & Services (6.6%)
Tenaris SA ADR	88,100	3,452,639
Oil, Gas & Consumable Fuels (4.8%)
Eni SpA (a)	111,700	2,481,952
		5,934,591
	Shares or Principal Amount	Value
JAPAN (4.8%)
Chemicals (4.8%)
Shin-Etsu Chemical Co. Ltd. (a)	43,000	$2,481,947
NETHERLANDS (3.4%)
Energy Equipment & Services (3.4%)
Fugro NV CVA (a)	24,300	1,776,411
THAILAND (3.7%)
Oil, Gas & Consumable Fuels (3.7%)
PTT Exploration & Production PCL, Foreign Shares (a)	335,800	1,934,917
UNITED KINGDOM (11.8%)
Metals & Mining (4.5%)
Rio Tinto PLC (a)	42,000	2,354,300
Oil, Gas & Consumable Fuels (7.3%)
BG Group PLC (a)	50,100	1,182,118
Royal Dutch Shell PLC, B Shares (a)	72,200	2,642,126
		3,824,244
		6,178,544
UNITED STATES (17.3%)
Chemicals (6.9%)
Monsanto Co.	17,200	1,310,296
Praxair, Inc.	19,800	2,290,860
		3,601,156
Energy Equipment & Services (4.5%)
Schlumberger Ltd.	31,500	2,335,410
Oil, Gas & Consumable Fuels (5.9%)
EOG Resources, Inc.	28,300	3,107,623
		9,044,189
Total Common Stocks		51,129,734
REPURCHASE AGREEMENT (1.6%)
UNITED STATES (1.6%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $816,002 collateralized by U.S. Treasury Note, maturing 11/30/14; total market value of $832,463	$816,000	816,000
Total Repurchase Agreement		816,000
Total Investments (Cost $46,772,552) (b)—99.6%		51,945,734

Other assets in excess of liabilities—0.4%		226,932
Net Assets—100.0%		$52,172,666

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
CVA	Dutch Certificate

See accompanying notes to financial statements.

Semiannual Report 2012

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at NAV net of fees) returned 11.91% for the six-month period ended April 30, 2012, versus the 9.30% return of its benchmark, the MSCI World Small Cap Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small/Mid-Cap Funds (consisting of 94 funds) was 8.51% for the period.

The MSCI World Small Cap Index outperformed the large-cap MSCI World Index during the reporting period. Equities worldwide posted gains largely driven by vast liquidity injections from the European Central Bank’s Long-Term Refinancing Operation for lenders, as well as the bond-buying programs by the central banks of the UK and Japan. The U.S. Federal Reserve’s pledge to keep interest rates at a low until 2014 also lifted confidence. On the economic front, developed economies, particularly those in Japan and Europe, shrank in the final quarter of 2011, weighed down by weak export growth. In comparison, the UK was hurt by lower investments. Bucking the trend was the U.S., where consumer and business spending underpinned growth. Asia fared relatively well, but was not immune from weakening demand in the West. The economies of both China and India slowed, although their growth rates exceeded market forecasts. Towards the end of the period, stock market gains were trimmed by renewed worries over uncertainty in Europe on both the macroeconomic and political fronts.

The main individual stock contributors to the Fund’s relative return included Siam Makro, Thailand’s biggest cash-and-carry domestic wholesaler, Hong Kong-based satellite operator Asia Satellite Telecom Holdings, and Mexican airport operator Grupo Aeroportuario. Siam Makro’s net income rose sharply as consumer spending rebounded after the widespread flooding in Thailand. Asia Satellite posted robust full-year 2011 results driven by increased sales of satellite transponders, as well as profit margin improvement, while rising passenger traffic underpinned Grupo Aeroportuario’s relatively solid first-quarter 2012 earnings.

Among the key stock detractors were Wincor Nixdorf, a German supplier of electronic cash registers, Japanese cosmetics and health food retailer Dr.Ci:Labo, and Indian pharmaceutical company Aventis Pharma. Wincor Nixdorf’s half-year interim results disappointed following the sustained downturn in the financial services industry. The company’s banking hardware sales were lower across all regions. The share price of Dr.Ci:Labo fell following its lackluster second-quarter 2012 performance attributed to a decline in wholesale channel sales and stiff competition in the lower-price cosmetics segment. Aventis’ profits for the first quarter of 2012 were weighed down by hefty acquisition expenses.

During the period, we exited the Fund’s positions in Hungarian pharmaceutical company Gedeon Richter, U.S. energy services company Tidewater, Singapore IT company Venture Corp., UK munitions manufacturer Chemring Group, Italian utility Hera, Japanese mushroom producer Hokuto Corp., South African retailer Massmart Holdings, and U.S. drug manufacturing group Perrigo. Conversely, we introduced what we believe are several well-managed companies at attractive valuations, including U.S. salt producer Compass Minerals International, UK manufacturing and research group Oxford Instruments, clothing producer Warnaco, and French animal drug company Société Virbac.

The Fund’s largest absolute stock weightings at the end of the semiannual period were Hong Kong-based satellite operator Asia Satellite Telecom Holdings, which owns and operates three satellites located in prime geo-stationary positions over the Asian continent and provides access to two-thirds of the world’s population; Germany’s Fuchs Petrolub, a global manufacturer and distributor of lubricants and related specialty products; and Brazilian marine services provider Wilson Sons, which has key activities in port operations, towage, shipbuilding, and offshore equipment and services.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid or large cap companies.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†	1 Yr.		5 Yr.		10 Yr.
Class A2	w/o SC	11.91%	(0.07%	)	(0.71%	)	4.81%
	w/SC3	5.49%	(5.81%	)	(1.88%	)	4.19%
Class C	w/o SC	11.54%	(0.78%	)	(1.43%	)	4.04%
	w/SC4	10.54%	(1.76%	)	(1.43%	)	4.04%
Class R5,8	w/o SC	11.75%	(0.38%	)	(0.96%	)	4.53%
Institutional Service Class[6,8]	w/o SC	12.11%	(0.21%	)	(0.58%	)	4.88%
Institutional Class[7,8]	w/o SC	12.12%	(0.26%	)	(0.59%	)	4.87%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Small Cap Fund, Inc. (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns for periods prior to July 20, 2009, are based on the performance of Common Class shares of the Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns for Class R shares are based on the performance of Adviser Class shares of the Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
6	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Service Class shares, but have not been adjusted to reflect the difference in expenses.
7	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.

Semiannual Report 2012

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is a free float-adjusted, market capitalization-weighted index comprised of small cap companies from 24 developed market countries which include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	95.4%
Preferred Stocks	2.3%
Repurchase Agreement	1.9%
Rights	0.1%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries
Chemicals	9.8%
Machinery	7.5%
Pharmaceuticals	7.0%
Transportation Infrastructure	6.4%
Food Products	5.6%
Energy Equipment & Services	5.0%
Commercial Banks	5.0%
Health Care	4.4%
Health Care Providers & Services	4.4%
Hotels, Restaurants & Leisure	4.2%
Other	40.7%
100.0%

Top Holdings*
Asia Satellite Telecommunications Holdings Ltd.	4.0%
Fuchs Petrolub AG	3.6%
Wilson Sons Ltd. BDR	3.5%
Siam Makro PCL, Foreign Shares	3.3%
Calbee, Inc.	3.2%
Fugro NV CVA	3.0%
Grupo Aeroportuario del Sureste SAB de CV, Class B	2.9%
Dr. Ci:Labo Co. Ltd.	2.7%
Lojas Renner SA	2.6%
Silgan Holdings, Inc.	2.5%
Other	68.7%
100.0%

Top Countries
United Kingdom	16.4%
United States	11.8%
Japan	11.6%
Brazil	10.4%
Hong Kong	8.4%
Germany	7.4%
India	6.4%
Thailand	5.4%
Singapore	3.5%
Netherlands	3.0%
Other	15.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.4%)
BRAZIL (10.4%)
Health Care Providers & Services (2.3%)
OdontoPrev SA	256,800	$1,370,122
Multiline Retail (2.6%)
Lojas Renner SA	47,800	1,536,451
Real Estate Management & Development (2.0%)
Multiplan Empreendimentos Imobiliarios SA	50,300	1,187,472
Transportation Infrastructure (3.5%)
Wilson Sons Ltd. BDR	139,354	2,083,566
		6,177,611
EGYPT (2.5%)
Commercial Banks (2.5%)
National Societe Generale Bank SAE (a)	309,209	1,463,516
FRANCE (1.1%)
Pharmaceuticals (1.1%)
Virbac SA (a)	4,000	672,764
GERMANY (7.4%)
Chemicals (6.1%)
Fuchs Petrolub AG (a)	38,500	2,148,263
Symrise AG (a)	50,900	1,475,191
		3,623,454
Computers & Peripherals (1.3%)
Wincor Nixdorf AG (a)	19,790	767,835
		4,391,289
HONG KONG (8.4%)
Diversified Telecommunication Services (4.0%)
Asia Satellite Telecommunications Holdings Ltd. (a)	841,000	2,396,165
Hotels, Restaurants & Leisure (2.0%)
Cafe de Coral Holdings Ltd. (a)	436,000	1,194,398
Semiconductors & Semiconductor Equipment (2.4%)
ASM Pacific Technology Ltd. (a)	104,300	1,409,116
		4,999,679
INDIA (6.4%)
Chemicals (2.0%)
Castrol (India) Ltd. (a)	126,300	1,196,118
Pharmaceuticals (4.4%)
Aventis Pharma Ltd. (a)	32,800	1,368,789
GlaxoSmithKline Pharmaceuticals Ltd. (a)	30,000	1,209,668
		2,578,457
		3,774,575
JAPAN (11.6%)
Food Products (3.2%)
Calbee, Inc. (a)	30,800	$1,863,891
Health Care (4.4%)
Asahi Intecc Co. Ltd. (a)	49,600	1,338,318
Sysmex Corp. (a)	32,000	1,286,024
		2,624,342
Machinery (1.3%)
Nabtesco Corp. (a)	35,600	759,977
Personal Products (2.7%)
Dr. Ci:Labo Co. Ltd. (a)	350	1,626,285
		6,874,495
MEXICO (2.9%)
Transportation Infrastructure (2.9%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	208,300	1,710,094
NETHERLANDS (3.0%)
Energy Equipment & Services (3.0%)
Fugro NV CVA (a)	24,200	1,769,101
PHILIPPINES (2.5%)
Commercial Banks (2.5%)
Bank of the Philippine Islands (a)	841,673	1,464,407
SINGAPORE (3.5%)
Health Care Providers & Services (2.1%)
Raffles Medical Group Ltd. (a)	656,000	1,223,497
Real Estate Management & Development (1.4%)
Wheelock Properties (Singapore) Ltd. (a)	590,000	822,013
		2,045,510
SOUTH AFRICA (1.7%)
Specialty Retail (1.7%)
Truworths International Ltd. (a)	94,100	1,005,442
SWITZERLAND (2.4%)
Food Products (2.4%)
Barry Callebaut AG* (a)	1,500	1,444,051
THAILAND (5.4%)
Food & Staples Retailing (3.3%)
Siam Makro PCL, Foreign Shares (a)	157,600	1,958,184
Independent Power Producers & Energy Traders (2.1%)
Electricity Generating PCL, Foreign Shares (a)	380,500	1,210,385
		3,168,569

See accompanying notes to financial statements.

Semiannual Report 2012

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (16.3%)
Capital Markets (2.0%)
Close Brothers Group PLC (a)	97,700	$1,169,546
Chemicals (1.7%)
Victrex PLC (a)	43,800	1,032,145
Electronic Equipment Instruments & Components (1.1%)
Oxford Instruments PLC (a)	31,200	619,918
Energy Equipment & Services (2.0%)
John Wood Group PLC (a)	91,311	1,159,506
Hotels, Restaurants & Leisure (2.2%)
Millennium & Copthorne Hotels PLC (a)	168,500	1,328,832
Household Products (1.3%)
PZ Cussons PLC	140,800	759,320
Machinery (4.6%)
Rotork PLC (a)	21,800	781,106
Spirax-Sarco Engineering PLC (a)	19,900	745,027
Weir Group PLC (The) (a)	42,300	1,170,935
		2,697,068
Pharmaceuticals (1.4%)
Dechra Pharmaceuticals PLC	113,800	852,326
		9,618,661
UNITED STATES (9.9%)
Containers & Packaging (2.5%)
Silgan Holdings, Inc.	34,000	1,491,580
Electric Utilities (1.4%)
ITC Holdings Corp.	10,500	813,330
Electronic Equipment Instruments & Components (1.8%)
Rofin-Sinar Technologies, Inc.*	43,600	1,098,720
Machinery (1.6%)
RBC Bearings, Inc.*	19,900	932,912
Metals & Mining (1.1%)
Compass Minerals International, Inc.	8,200	627,464
Textiles, Apparel & Luxury Goods (1.5%)
Warnaco Group, Inc. (The)*	16,400	868,544
		5,832,550
Total Common Stocks		56,412,314
PREFERRED STOCKS (2.3%)
CHILE (2.3%)
Beverages (2.3%)
Embotelladora Andina SA, Preferred Shares	253,700	1,344,071
Total Preferred Stocks		1,344,071
RIGHTS (0.1%)
UNITED KINGDOM (0.1%)
Pharmaceuticals (0.1%)
Dechra Pharmaceuticals PLC, expiring 5/15/2012*	34,140	$86,987
Total Rights		86,987
REPURCHASE AGREEMENT (1.9%)
UNITED STATES (1.9%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $1,102,002, collateralized by U.S.Treasury Note, maturing 11/30/14; total market value of $1,127,513	$1,102,000	1,102,000
Total Repurchase Agreement		1,102,000
Total Investments (Cost $42,733,627) (b)—99.7%		58,945,372

Other assets in excess of liabilities—0.3%		188,655
Net Assets—100.0%		$59,134,027

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt
CVA	Dutch Certificate

See accompanying notes to financial statements.

2012 Semiannual Report

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at NAV net of fees) returned 6.02% for the six-month period ended April 30, 2012, versus the 2.97% return of its benchmark, the MSCI AC World ex-U.S. Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 355 funds) was 3.92% for the period.

Equities worldwide posted decent gains during the reporting period, largely driven by vast liquidity injections from the European Central Bank’s Long-Term Refinancing Operation for lenders, as well as the bond-buying programs by the central banks of the UK and Japan. The U.S. Federal Reserve’s pledge to keep interest rates at a low until 2014 also lifted confidence. On the economic front, developed economies, particularly those in Japan and Europe, shrank in the final quarter of 2011, weighed down by weak export growth. In comparison, the UK was hurt by lower investments. Bucking the trend was the U.S., where consumer and business spending underpinned growth. Asia fared relatively well, but was not immune from weakening demand in the West. The economies of both China and India slowed, although their growth rates exceeded market forecasts. Towards the end of the period, stock market gains were trimmed by renewed worries over uncertainty in Europe on both the macroeconomic and political fronts.

The top contributors to the Fund’s relative return for the semiannual period included Taiwan Semiconductor Manufacturing Co. (TSMC), Korea’s Samsung Electronics, and Italian exchange-listed pipe-maker Tenaris. TSMC’s management offered an upbeat business outlook for the remainder of 2012 because of fast growth in mobile computing devices, which flows through to semiconductor demand. Samsung Electronics was boosted by record profits for the first quarter of 2012, attributable mainly to its telecommunications division. Tenaris benefited from the rise in crude oil prices during the review period.

The main detractors from relative performance included holdings in Australia’s QBE Insurance, Brazil’s Banco Bradesco, and Spanish insurer Mapfre. QBE Insurance’s profits were hampered by record catastrophe claims, as well as low yields on its investment portfolio. Shares of Banco Bradesco declined during the period on concerns over delinquency rates in the banking sector. Mapfre’s stock price was weighed down by persistent anxieties over the debt crisis in the country and the region.

Significant portfolio transactions during the reporting period included the introduction of Brazilian miner Vale, German chemical company Linde, and Canadian fertilizer producer Potash Corp. at what we believe are reasonable valuations. We feel that these companies benefit from strong asset bases and generate solid cash flows. Potash Corp. is a market leader that also gains from what we feel are robust long-term demand drivers. We also initiated a position in Hong Kong-based insurance group AIA, which we believe is a high-quality company with good growth prospects in Asia. Conversely, we exited the Fund’s position in Japan’s Takeda Pharmaceutical because we feel it has a deteriorating business outlook.

At the end of the reporting period, the Fund’s largest absolute stock weightings included British telecom Vodafone, Swiss drug-maker Roche, and British American Tobacco (BAT). Vodafone is the largest global mobile operator by revenue, with Europe accounting for the bulk. Its broad collection of overseas assets includes a 44% stake in U.S.-based Verizon Wireless. Roche has one of the highest earnings visibilities within the sector, driven by the synergies from its Genentech acquisition, as well as its existing stable of products. BAT has exposure to the higher-growth emerging markets, robust cash flows, and an extensive cost-cutting program.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2012

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	6.02%		(4.38%	)	(0.17%	)	9.12%
	w/SC2	(0.05%	)	(9.86%	)	(1.34%	)	8.47%
Class C4	w/o SC	5.65%		(5.07%	)	(0.84%	)	8.34%
	w/SC5	4.65%		(6.00%	)	(0.84%	)	8.34%
Class R3,7	w/o SC	5.85%		(4.59%	)	(0.37%	)	8.79%
Institutional Service Class[7]	w/o SC	6.09%		(4.17%	)	0.08%		9.40%
Institutional Class[6,7]	w/o SC	6.14%		(4.11%	)	0.13%		9.43%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.

2012 Semiannual Report

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) World ex-U.S. Index and the Consumer Price Index (CPI) over a 10-year period ending April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World ex-U.S. Index is a free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in 23 of 24 Developed Markets (DM) countries (excluding the US) and 21 Emerging Markets (EM) countries. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	87.6%
Preferred Stocks	9.4%
Repurchase Agreement	2.2%
Other assets in excess of liabilities	0.8%
100.0%

Top Industries
Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	9.2%
Semiconductors & Semiconductor Equipment	8.9%
Pharmaceuticals	8.6%
Insurance	7.3%
Wireless Telecommunication Services	7.2%
Tobacco	4.5%
Machinery	4.1%
Real Estate Management & Development	4.1%
Chemicals	4.0%
Other	30.5%
100.0%

Top Holdings*
Vodafone Group PLC	4.7%
Roche Holding AG	4.6%
British American Tobacco PLC	4.5%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	4.2%
Novartis AG	4.0%
Nestle SA	3.4%
Standard Chartered PLC — London Listing	3.3%
Tenaris SA ADR	3.2%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.0%
QBE Insurance Group Ltd.	2.8%
Other	62.3%
100.0%

Top Countries
United Kingdom	18.4%
Switzerland	15.7%
Australia	7.1%
Japan	7.0%
Italy	5.9%
Singapore	5.2%
Brazil	5.1%
Taiwan	4.6%
France	4.6%
Sweden	4.5%
Other	21.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (87.6%)
AUSTRALIA (7.1%)
Commercial Banks (3.3%)
Standard Chartered PLC — London Listing (a)	1,131,000	$27,648,014
Insurance (2.8%)
QBE Insurance Group Ltd. (a)	1,665,318	23,894,067
Metals & Mining (1.0%)
BHP Billiton PLC — London Listing (a)	259,500	8,353,784
		59,895,865
CANADA (4.0%)
Chemicals (1.0%)
Potash Corp. of Saskatchewan, Inc.	191,900	8,158,931
Diversified Telecommunication Services (0.9%)
TELUS Corp.	133,800	8,033,282
Road & Rail (2.1%)
Canadian National Railway Co.	206,600	17,630,592
		33,822,805
CHINA (4.4%)
Oil, Gas & Consumable Fuels (1.9%)
PetroChina Co. Ltd., H Shares (a)	10,928,000	16,328,974
Wireless Telecommunication Services (2.5%)
China Mobile Ltd. (a)	1,877,285	20,781,469
		37,110,443
FRANCE (4.6%)
Electrical Equipment (1.3%)
Schneider Electric SA (a)	179,500	11,056,455
Food & Staples Retailing (2.0%)
Casino Guichard-Perrachon SA* (a)	165,600	16,270,039
Multi-Utilities (1.3%)
GDF Suez (a)	471,000	10,844,415
		38,170,909
GERMANY (1.0%)
Chemicals (1.0%)
Linde AG (a)	47,100	8,061,786
HONG KONG (2.3%)
Insurance (1.0%)
AIA Group Ltd. (a)	2,247,600	7,968,377
Real Estate Management & Development (1.3%)
Swire Pacific Ltd., Class A (a)	954,500	11,239,396
		19,207,773
ITALY (5.9%)
Energy Equipment & Services (3.2%)
Tenaris SA ADR	689,332	27,014,921

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (2.7%)
Eni SpA (a)	1,020,100	$22,666,427
		49,681,348
JAPAN (7.0%)
Chemicals (2.0%)
Shin-Etsu Chemical Co. Ltd. (a)	286,899	16,559,726
Machinery (1.3%)
FANUC Corp. (a)	65,900	11,114,066
Office Electronics (2.2%)
Canon, Inc. (a)	402,449	18,242,132
Real Estate Management & Development (1.5%)
Daito Trust Construction Co. Ltd. (a)	139,000	12,500,010
		58,415,934
MEXICO (2.1%)
Beverages (2.1%)
Fomento Economico Mexicano SAB de CV ADR	213,900	17,381,514
SINGAPORE (5.2%)
Commercial Banks (1.9%)
Oversea-Chinese Banking Corp. Ltd. (a)	2,250,184	16,249,669
Diversified Telecommunication Services (2.0%)
Singapore Telecommunications Ltd. (a)	6,656,000	16,736,510
Real Estate Management & Development (1.3%)
City Developments Ltd. (a)	1,330,000	10,864,788
		43,850,967
SPAIN (0.8%)
Insurance (0.8%)
Mapfre SA (a)	2,462,300	7,128,124
SWEDEN (4.5%)
Commercial Banks (1.9%)
Nordea Bank AB (a)	1,781,900	15,770,536
Communications Equipment (1.6%)
Telefonaktiebolaget LM Ericsson, B Shares* (a)	1,380,000	13,680,567
Machinery (1.0%)
Atlas Copco AB, A Shares (a)	337,500	8,031,316
		37,482,419
SWITZERLAND (15.7%)
Food Products (3.4%)
Nestle SA (a)	458,600	28,107,251
Insurance (2.7%)
Zurich Financial Services AG* (a)	93,200	22,834,255
Machinery (1.0%)
Schindler Holding AG (a)	68,000	8,800,378

See accompanying notes to financial statements.

2012 Semiannual Report

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
Pharmaceuticals (8.6%)
Novartis AG (a)	603,600	33,328,519
Roche Holding AG (a)	213,300	38,982,815
		72,311,334
		132,053,218
TAIWAN (4.6%)
Semiconductors & Semiconductor Equipment (4.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	4,651,000	13,746,653
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,583,400	24,669,372
		38,416,025
UNITED KINGDOM (18.4%)
Commercial Banks (1.9%)
HSBC Holdings PLC (a)	1,785,200	16,115,311
Machinery (0.8%)
Weir Group PLC (The) (a)	254,500	7,044,986
Metals & Mining (1.5%)
Rio Tinto PLC (a)	222,100	12,449,761
Multi-Utilities (2.0%)
Centrica PLC (a)	3,394,700	16,890,376
Oil, Gas & Consumable Fuels (3.0%)
Royal Dutch Shell PLC, A Shares (a)	190,800	6,805,059
Royal Dutch Shell PLC, B Shares (a)	497,300	18,198,465
		25,003,524
Tobacco (4.5%)
British American Tobacco PLC (a)	729,100	37,395,174
Wireless Telecommunication Services (4.7%)
Vodafone Group PLC (a)	14,171,400	39,225,860
		154,124,992
Total Common Stocks		734,804,122
PREFERRED STOCKS (9.4%)
BRAZIL (5.1%)
Commercial Banks (2.6%)
Banco Bradesco SA ADR, Preferred Shares	1,343,800	21,541,114
Metals & Mining (0.9%)
Vale SA ADR, Preferred Shares	367,920	7,958,110
Oil, Gas & Consumable Fuels (1.6%)
Petroleo Brasileiro SA ADR, Preferred Shares	611,100	13,541,976
		43,041,200
REPUBLIC OF SOUTH KOREA (4.3%)
Semiconductors & Semiconductor Equipment (4.3%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	98,100	35,522,848
		35,522,848
Total Preferred Stocks		78,564,048
REPURCHASE AGREEMENT (2.2%)
UNITED STATES (2.2%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, in the amount of $18,701,042 collateralized by U.S. Treasury Note, maturing 6/30/16; total market value of $19,076,644	$18,701,000	18,701,000
Total Repurchase Agreement		18,701,000
Total Investments (Cost $724,196,408) (c)—99.2%		832,069,170

Other assets in excess of liabilities—0.8%		6,445,014
Net Assets—100.0%		$838,514,184

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semiannual Report 2012

Aberdeen Small Cap Fund (Unaudited)

The Aberdeen Small Cap Fund (Class A shares at NAV net of fees) returned 13.16% for the six-month period ended April 30, 2012, versus 11.02% for its benchmark, the Russell 2000 Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 699 funds) was 10.58% for the period.

Major North American equity market indices moved higher during the six-month period ended April 30, 2012. Shares of small-cap companies, as measured by the Russell 2000 Index, modestly underperformed the large-cap, broader-market S&P 500 Index for the period. All 10 sectors within the Russell 2000 Index, the small-cap benchmark, recorded positive returns for the period, led by consumer discretionary, financials and healthcare, as the more cyclical sectors performed well during a period of increased risk appetite in the market. Investor optimism arose following the release of improving U.S. economic data, along with generally positive corporate earnings reports, which accompanied at least temporary solutions to the sovereign debt crisis in the Eurozone. These factors more than offset a decline in April amid evidence of a possible slowdown in U.S. economic growth, as well as Standard and Poor’s two-level downgrade of Spain’s credit rating from A to BBB+. U.S. gross domestic product (GDP) grew by a lower-than-expected annualized rate of 2.2% in the first quarter of 2012, down from the 3.0% increase in the previous quarter. Consumer spending rose significantly for the period, benefiting from higher store traffic due to unusually warm winter weather in most of the U.S. The unemployment rate decreased 0.8% to 8.1% between October and April; however, non-farm payroll growth slowed and the lower rate partially reflected a shrinking pool of jobseekers as more people stopped looking for employment. Finally, the 2.7% annualized rise in the Consumer Price Index in April was fueled mainly by higher oil and retail gasoline price, as inflation remains above the Federal Reserve’s 2% target rate.

Fund performance for the period was enhanced mainly by stock selection in the consumer discretionary, financials and energy sectors. The primary contributors among individual holdings included Sabra Health Care REIT, a healthcare real estate investment trust; paint and coatings maker Valspar Corp.; and apparel retailer Ascena Retail Group. Sabra Health Care significantly rebounded from a poor showing in the previous six months as the outlook for its customers became clearer and, in our view, the valuation became more attractive. Valspar benefited from pricing strength, a moderation in raw materials costs, and improved business demand. Shares of Ascena Retail Group performed well in early 2012 due to a year-over-year increase in same-store sales and an improved business outlook for the full fiscal year.

Stock selection in healthcare and telecommunication services, as well as the portfolio’s overall positioning in the consumer staples sector, hindered Fund performance. The most notable individual stock detractors were automobile insurance claims software company Solera Holdings; industrial manufacturing firm Dynamic Materials; and electronic components maker Silicon Laboratories. Solera Holdings has substantial exposure to Europe, where the economic environment has weakened. Additionally, the company announced the loss of a large U.S. account to a competitor due to its adherence to its pricing policy. However, Solera continued to post relatively positive results due to healthy revenue growth. While there was no significant negative company-specific news regarding Dynamic Materials, shares of the company moved lower on investor concerns over its future order book and backlog. A relatively difficult business environment continued to hamper the outlook for Silicon Laboratories during the period, prompting the departure of its CEO. Late in the semiannual period, however, management announced the implementation of a share repurchase plan and offered a relatively upbeat business outlook for the 2012 fiscal year.

During the period, we initiated positions in financial holding company Boston Private Financial and branded snack foods and beverage company J&J Snack Foods, each of which had a market cap of $1 billion or less at the end of the reporting period. We exited positions in financial services provider CapitalSource and fast-casual restaurant chain operator Panera Bread following periods of strong share price performance and what we viewed as their increasingly full valuations. We exited telecommunications equipment provider Tellabs, healthcare services provider LHC Group, and Harsco Corp. following what we deemed poor execution and poor business outlooks over the long term. Additionally, we trimmed positions in travel software vendor Concur Technologies, paint and coatings manufacturer Valspar, and specialty retailer Zumiez following their strong price performance.

At the end of the reporting period, the Fund’s largest absolute stock positions included Silgan Holdings, a provider of disposable food and beverage containers to consumer staples companies; fuse maker Littelfuse; and enterprise information solutions provider Micros Systems. We believe that Silgan has leading market share in a consolidating industry and recently has benefited from accretive acquisitions. In our view, the business is relatively sheltered from volatile raw material prices, as the vast majority of its contracts have built-in cost pass-throughs. Littelfuse, in our opinion, has benefited from a steady reduction in inventories. Additionally, the company recently introduced additions to both its fuse and circuit breaker product lines. Micros Systems continues to expand and has grown its business through new product introductions and market share gains globally. Much of the company’s sales growth in recent years has been derived from its higher-margin, software as a service (SaaS) revenues. Management anticipates that this mix shift towards higher-margin segments will continue.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

2012 Semiannual Report

Aberdeen Small Cap Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid- or large-cap companies.

The fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2012

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†	1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	13.16%	(4.27%	)	(2.13%	)	7.87%
	w/SC2	6.64%	(9.76%	)	(3.28%	)	7.24%
Class C4	w/o SC	12.80%	(4.90%	)	(2.79%	)	7.17%
	w/SC5	11.80%	(5.85%	)	(2.79%	)	7.17%
Class R3,7	w/o SC	13.02%	(4.42%	)	(2.31%	)	7.61%
Institutional Service Class[7]	w/o SC	13.32%	(3.96%	)	(1.78%	)	8.19%
Institutional Class[6,7]	w/o SC	13.28%	(3.97%	)	(1.84%	)	8.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R have been adjusted to eliminate sales charges that do not apply, but have not been adjusted to reflect lower class-level expenses, if any.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
5	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.

2012 Semiannual Report

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is a total market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	99.0%
Repurchase Agreement	1.2%
Liabilities in excess of other assets	(0.2%	)
	100.0%

Top Industries
Commercial Banks	8.0%
Machinery	7.8%
Software	7.8%
Metals & Mining	7.6%
Real Estate Investment Trusts (REIT)	4.8%
Electronic Equipment Instruments & Components	4.6%
Specialty Retail	4.5%
Food Products	4.4%
Insurance	4.1%
Textiles, Apparel & Luxury Goods	4.1%
Other	42.3%
100.0%

Top Holdings*
Silgan Holdings, Inc.	2.5%
Littelfuse, Inc.	2.5%
MICROS Systems, Inc.	2.5%
Warnaco Group, Inc. (The)	2.4%
AMERISAFE, Inc.	2.3%
Berry Petroleum Co., Class A	2.3%
Beacon Roofing Supply, Inc.	2.2%
Wabtec Corp.	2.2%
Compass Minerals International, Inc.	2.2%
Kaiser Aluminum Corp.	2.1%
Other	76.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.0%)
Aerospace & Defense (1.2%)
BE Aerospace, Inc.*	40,869	$1,922,069
Auto Components (1.8%)
Drew Industries, Inc.*	99,555	2,964,748
Building Products (2.0%)
Gibraltar Industries, Inc.*	238,451	3,223,858
Chemicals (1.5%)
Valspar Corp.	49,830	2,548,804
Commercial Banks (8.0%)
Bank of the Ozarks, Inc.	91,260	2,819,934
Boston Private Financial Holdings, Inc.	314,100	2,927,412
Canadian Western Bank	119,200	3,461,910
Univest Corp. of Pennsylvania	88,020	1,417,122
Wintrust Financial Corp.	72,874	2,632,938
		13,259,316
Commercial Services & Supplies (1.8%)
Clean Harbors, Inc.*	43,614	2,976,219
Communications Equipment (1.2%)
Finisar Corp.*	124,540	2,057,401
Containers & Packaging (2.5%)
Silgan Holdings, Inc.	95,286	4,180,197
Electric Utilities (1.6%)
ITC Holdings Corp.	34,060	2,638,288
Electronic Equipment Instruments & Components (4.6%)
Littelfuse, Inc.	66,174	4,147,124
Rofin-Sinar Technologies, Inc.*	134,398	3,386,830
		7,533,954
Energy Equipment & Services (3.2%)
TETRA Technologies, Inc.*	310,200	2,701,842
Tidewater, Inc.	46,460	2,556,694
		5,258,536
Food Products (4.4%)
J&J Snack Foods Corp.	34,800	1,950,888
Smithfield Foods, Inc.*	106,160	2,225,114
TreeHouse Foods, Inc.*	52,600	3,025,026
		7,201,028
Health Care (3.4%)
Hill-Rom Holdings, Inc.	77,300	2,508,385
Teleflex, Inc.	49,820	3,122,219
		5,630,604
Health Care Providers & Services (1.9%)
IPC The Hospitalist Co., Inc.*	82,840	3,181,884
Hotels, Restaurants & Leisure (1.9%)
Penn National Gaming, Inc.*	70,540	3,172,889
Household Durables (1.3%)
Ethan Allen Interiors, Inc.	89,100	$2,067,120
Information Technology Services (3.3%)
Heartland Payment Systems, Inc.	112,700	3,433,969
Syntel, Inc.	33,000	1,976,370
		5,410,339
Insurance (4.1%)
AMERISAFE, Inc.*	143,860	3,843,939
Aspen Insurance Holdings Ltd.	105,000	2,973,600
		6,817,539
Machinery (7.8%)
Actuant Corp.	118,700	3,236,949
Dynamic Materials Corp.	149,047	2,724,579
RBC Bearings, Inc.*	70,342	3,297,633
Wabtec Corp.	46,070	3,583,325
		12,842,486
Metals & Mining (7.6%)
Compass Minerals International, Inc.	46,800	3,581,136
Kaiser Aluminum Corp.	67,000	3,522,190
Materion Corp.*	108,900	2,690,919
Worthington Industries, Inc.	158,000	2,818,720
		12,612,965
Oil, Gas & Consumable Fuels (3.4%)
Approach Resources, Inc.*	50,000	1,794,000
Berry Petroleum Co., Class A	82,970	3,779,283
		5,573,283
Pharmaceuticals (1.1%)
Viropharma, Inc.*	85,890	1,868,108
Real Estate Investment Trusts (REIT) (4.8%)
DuPont Fabros Technology, Inc.	74,500	2,022,675
Healthcare Realty Trust, Inc.	145,808	3,131,956
Sabra Healthcare REIT, Inc.	163,004	2,728,687
		7,883,318
Real Estate Management & Development (1.3%)
Jones Lang LaSalle, Inc.	26,210	2,095,227
Semiconductors & Semiconductor Equipment (2.7%)
Silicon Laboratories, Inc.*	59,500	2,111,655
Teradyne, Inc.*	134,000	2,306,140
		4,417,795
Software (7.8%)
Advent Software, Inc.*	118,030	3,185,630
Concur Technologies, Inc.*	43,208	2,443,844
MICROS Systems, Inc.*	70,567	4,010,323
Solera Holdings, Inc.	70,460	3,166,472
		12,806,269

See accompanying notes to financial statements.

2012 Semiannual Report

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
Specialty Retail (4.5%)
Ascena Retail Group, Inc.*	155,084	$3,176,120
Monro Muffler Brake, Inc.	72,100	2,974,846
Zumiez, Inc.*	34,278	1,256,632
		7,407,598
Textiles, Apparel & Luxury Goods (4.1%)
G-III Apparel Group Ltd.*	107,000	2,872,950
Warnaco Group, Inc. (The)*	74,000	3,919,040
		6,791,990
Trading Companies & Distributors (2.2%)
Beacon Roofing Supply, Inc.*	137,430	3,668,007
Wireless Telecommunication Services (2.0%)
Shenandoah Telecommunications Co.	289,830	3,231,604
Total Common Stocks		163,243,443
REPURCHASE AGREEMENT (1.2%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $2,033,005, collateralized by U.S. Treasury Note, maturing 11/30/14; total market value of $2,075,888	$2,033,000	2,033,000
Total Repurchase Agreement		2,033,000
Total Investments (Cost $141,106,459) (a)—100.2%		165,276,443

Liabilities in excess of other assets—(0.2)%		(381,213)
Net Assets—100.0%		$164,895,230

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semiannual Report 2012

Aberdeen U.S. Equity Fund (Unaudited)

The Aberdeen U.S. Equity Fund (Class A shares at NAV net of fees) returned 9.93% for the six-month period ended April 30, 2012, versus 12.77% for its benchmark, the Standard & Poor’s (S&P) 500® Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 1,072 funds) was 11.62% for the period.

Major North American equity market indices moved higher during the six-month period ended April 30, 2012. All 10 sectors within the broader-market S&P 500 Index recorded positive returns for the period, led by consumer discretionary, information technology and financials, as the more cyclical sectors performed well during a period of increased risk appetite in the market. Investor optimism arose following the release of improving U.S. economic data, along with generally positive corporate earnings reports, which accompanied at least temporary solutions to the sovereign debt crisis in the Eurozone. These factors more than offset a decline in April amid evidence of a possible slowdown in U.S. economic growth, as well as Standard and Poor’s two-level downgrade of Spain’s credit rating from A to BBB+. U.S. gross domestic product (GDP) grew by a lower-than-expected annualized rate of 2.2% in the first quarter of 2012, down from the 3.0% increase in the previous quarter. Consumer spending rose significantly for the period, benefiting from higher store traffic due to unusually warm winter weather in most of the U.S. The unemployment rate decreased 0.8% to 8.1% between October and April; however, non-farm payroll growth slowed and the lower rate partially reflected a shrinking pool of jobseekers as more people stopped looking for employment. Finally, the 2.7% annualized rise in the Consumer Price Index in April was fueled mainly by higher oil and retail gasoline prices, as inflation remains above the Federal Reserve’s 2% target rate.

Stock selection in the information technology, healthcare and industrials sectors had a negative impact on Fund performance for the semiannual period. The largest individual stock detractors were automobile insurance claims software company Solera Holdings; enterprise software company Oracle Corp.; and packaged foods company Kellogg. Solera Holdings has a sizeable portion of its business in Europe, where the economic environment has weakened. Additionally, the company announced the loss of a U.S. account to a competitor due to its adherence to its pricing policy. Nonetheless, Solera continued to post relatively positive results which included revenue growth. Oracle Corp.’s second-quarter 2012 results were hampered by unexpected delays in the approval process for new software licenses due to more cautious spending among customers. The company’s subsequent third-quarter earnings report showed an improving trend for product licenses, but growth remains below historical rates while the company’s hardware business also continued to show weakness. The weakness in the hardware segment was expected as legacy products acquired from Sun Microsystems are phased out. Shares of Kellogg, along with those of its peers in the consumer staples sector, underperformed the overall market during a period of increasing investor risk appetite. However, the company’s internal net sales were up for the same period on strength in pricing and product mix.

Fund performance was bolstered by stock selection in the consumer discretionary sector, as well as the portfolio’s overall positioning in the energy sector. The absence of exposure to utilities also had a positive impact as that sector underperformed the broader market during a period of generally rising stock prices. The primary contributors among individual holdings included discount apparel retailer TJX Companies; media and cable company Comcast; and payment-processing services provider Visa. TJX Companies benefited from an increase in overall sales during the period. The company continues to experience higher customer traffic as consumers seek value amid this slowly recovering economy. Comcast garnered generally positive results for the last two quarters of its 2011 fiscal year and the first reporting period of 2012. The company also saw increases in its average revenue per user (ARPU) and the percentage of customers purchasing more than one product. Visa benefited as the impact of the debit card reforms enacted last year has not been as onerous as investors initially had feared. Additionally, the company posted better-than-expected results for the first quarter of its 2012 fiscal year, bolstered primarily by healthy year-over-year revenue growth. Management increased its profit outlook for the current fiscal year. The company continued to see a rise in credit card transaction volumes during the second quarter.

We did not establish any new positions in the Fund during the semiannual period. We exited our positions in multi-lines insurer MetLife, truck maker Paccar, and specialty apparel retailer Urban Outfitters. Additions to existing holdings included EMC Corp. and TJX Companies. We reduced positions in oil and gas company Apache Corp., diversified financial services company JPMorgan Chase & Co., and pharmacy chain operator and pharmacy benefit manager CVS Caremark, among others.

At the end of the reporting period, the Fund’s largest absolute stock positions were packaged foods producer Kraft Foods, Oracle Corp., and TJX Companies. Investors have continued to view favorably Kraft Foods’ plan to split into separately traded snacks and groceries businesses, which is scheduled for late 2012. Oracle has continued to experience revenue and profit margin growth, bolstered by several hardware and software deals with companies prominent in cloud computing. The firm also generates significant amount of stable and growing recurring revenues and maintains a strong balance sheet with a significant cash position. As we noted previously, TJX Companies has benefited from a steady increase in sales buoyed by value-conscious consumers in an environment of relatively weak economic growth.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2012 Semiannual Report

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†	1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	9.93%	(1.32%	)	1.75%	6.53%
	w/SC2	3.62%	(6.95%	)	0.55%	5.90%
Class C4	w/o SC	9.57%	(1.95%	)	1.09%	5.80%
	w/SC5	8.57%	(2.93%	)	1.09%	5.80%
Class R3,7	w/o SC	9.91%	(1.46%	)	1.65%	6.29%
Institutional Service Class[7,8]	w/o SC	10.18%	(0.99%	)	2.10%	6.84%
Institutional Class[6,7]	w/o SC	10.18%	(0.99%	)	2.10%	6.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). After February 28, 2009, in connection with the change in name of the Fund, the Fund no longer used a growth style for investing and became diversified so that it invests in a larger number of companies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what the Class R shares would have produced, because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
4	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
7	Not subject to any sales charges.
8	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Semiannual Report 2012

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	98.3%
Repurchase Agreement	1.7%
Liabilities in excess of other assets	—%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	7.0%
Information Technology Services	6.8%
Food Products	5.6%
Software	5.5%
Chemicals	4.9%
Specialty Retail	4.5%
Commercial Banks	4.1%
Communications Equipment	4.0%
Diversified Financial Services	3.8%
Health Care Providers & Services	3.4%
Other	50.4%
100.0%

Top Holdings*
Kraft Foods, Inc., Class A	3.2%
Oracle Corp.	3.0%
TJX Cos., Inc.	2.9%
Comcast Corp., Class A	2.9%
Exxon Mobil Corp.	2.9%
Canadian National Railway Co.	2.8%
PepsiCo, Inc.	2.7%
Johnson & Johnson	2.6%
Philip Morris International, Inc.	2.6%
CVS Caremark Corp.	2.5%
Other	71.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Amounts listed as “–” are 0% or round to 0%

2012 Semiannual Report

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.3%)
Aerospace & Defense (3.2%)
Bombardier, Inc., Class B	1,300,784	$5,504,153
United Technologies Corp.	62,402	5,094,499
		10,598,652
Auto Components (1.4%)
BorgWarner, Inc.*	59,766	4,723,905
Beverages (2.7%)
PepsiCo, Inc.	134,933	8,905,578
Biotechnology (1.5%)
Gilead Sciences, Inc.*	96,500	5,018,965
Capital Markets (3.2%)
Charles Schwab Corp. (The)	337,200	4,821,960
State Street Corp.	127,805	5,907,147
		10,729,107
Chemicals (4.9%)
Monsanto Co.	40,215	3,063,579
Potash Corp. of Saskatchewan, Inc.	115,620	4,911,537
Praxair, Inc.	72,671	8,408,035
		16,383,151
Commercial Banks (4.1%)
Royal Bank of Canada	91,764	5,303,241
Wells Fargo & Co.	248,975	8,323,234
		13,626,475
Communications Equipment (4.0%)
Cisco Systems, Inc.	250,400	5,045,560
QUALCOMM, Inc.	132,100	8,433,264
		13,478,824
Computers & Peripherals (2.5%)
EMC Corp.*	297,029	8,379,188
Diversified Financial Services (3.8%)
IntercontinentalExchange, Inc.*	49,086	6,530,401
JPMorgan Chase & Co.	148,607	6,387,129
		12,917,530
Diversified Telecommunication Services (2.1%)
TELUS Corp.	86,784	5,210,466
TELUS Corp., Non-Voting Shares	29,384	1,725,135
		6,935,601
Electrical Equipment (2.0%)
Emerson Electric Co.	129,971	6,828,676
Energy Equipment & Services (2.8%)
Schlumberger Ltd.	84,135	6,237,769
Tidewater, Inc.	60,498	3,329,205
		9,566,974
Food & Staples Retailing (2.5%)
CVS Caremark Corp.	190,702	$8,509,123
Food Products (5.6%)
Kellogg Co.	158,248	8,002,601
Kraft Foods, Inc., Class A	267,502	10,665,305
		18,667,906
Health Care (3.3%)
Baxter International, Inc.	129,707	7,187,065
St. Jude Medical, Inc.	100,142	3,877,498
		11,064,563
Health Care Providers & Services (3.4%)
Aetna, Inc.	122,527	5,396,089
Quest Diagnostics, Inc.	104,910	6,052,258
		11,448,347
Hotels, Restaurants & Leisure (1.6%)
Starwood Hotels & Resorts Worldwide, Inc.	91,155	5,396,376
Household Products (2.5%)
Procter & Gamble Co. (The)	130,612	8,312,148
Industrial Conglomerates (1.5%)
3M Co.	55,654	4,973,242
Information Technology Services (6.8%)
Alliance Data Systems Corp.*	51,288	6,589,995
Cognizant Technology Solutions Corp., Class A*	113,700	8,336,484
Visa, Inc., Class A	63,090	7,758,808
		22,685,287
Insurance (1.5%)
Aflac, Inc.	111,856	5,037,994
Internet Software & Services (1.4%)
Yahoo!, Inc.*	309,000	4,801,860
Machinery (2.1%)
Deere & Co.	83,817	6,903,168
Media (2.9%)
Comcast Corp., Class A	317,000	9,614,610
Oil, Gas & Consumable Fuels (7.0%)
Apache Corp.	45,735	4,387,816
EOG Resources, Inc.	58,145	6,384,902
Exxon Mobil Corp.	109,853	9,484,708
Hess Corp.	59,298	3,091,798
		23,349,224
Pharmaceuticals (2.6%)
Johnson & Johnson	135,946	8,848,725
Road & Rail (2.8%)
Canadian National Railway Co.	109,042	9,299,102

See accompanying notes to financial statements.

Semiannual Report 2012

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
Software (5.5%)
Oracle Corp.	342,000	$10,051,380
Solera Holdings, Inc.	187,872	8,442,968
		18,494,348
Specialty Retail (4.5%)
Staples, Inc.	339,000	5,220,600
TJX Cos., Inc.	234,466	9,779,577
		15,000,177
Tobacco (2.6%)
Philip Morris International, Inc.	95,712	8,567,181
Total Common Stocks		329,066,007
REPURCHASE AGREEMENT (1.7%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $5,727,013, collateralized by U.S.Treasury Note, maturing 11/30/14; total market value of $5,843,044	$5,727,000	5,727,000
Total Repurchase Agreement		5,727,000
Total Investments (Cost $281,271,000) (a)—100.0%		334,793,007

Liabilities in excess of other assets—0.0%		(78,553)
Net Assets—100.0%		$334,714,454

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2012 Semiannual Report

Aberdeen U.S. Equity II Fund (Unaudited)

The Aberdeen U.S. Equity II Fund (Class A shares at NAV net of fees) returned 10.08% for the six-month period ended April 30, 2012, versus 12.77% for its benchmark, the Standard & Poor’s (S&P) 500® Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 1,072 funds) was 11.62% for the period.

Major North American equity market indices moved higher during the six-month period ended April 30, 2012. All 10 sectors within the broader-market S&P 500 Index recorded positive returns for the period, led by consumer discretionary, information technology and financials, as the more cyclical sectors performed well during a period of increased risk appetite in the market. Investor optimism arose following the release of improving U.S. economic data, along with generally positive corporate earnings reports, which accompanied at least temporary solutions to the sovereign debt crisis in the Eurozone. These factors more than offset a decline in April amid evidence of a possible slowdown in U.S. economic growth, as well as Standard and Poor’s two-level downgrade of Spain’s credit rating from A to BBB+. U.S. gross domestic product (GDP) grew by a lower-than-expected annualized rate of 2.2% in the first quarter of 2012, down from the 3.0% increase in the previous quarter. Consumer spending rose significantly for the period, benefiting from higher store traffic due to unusually warm winter weather in most of the U.S. The unemployment rate decreased 0.8% to 8.1% between October and April; however, non-farm payroll growth slowed and the lower rate partially reflected a shrinking pool of jobseekers as more people stopped looking for employment. Finally, the 2.7% annualized rise in the Consumer Price Index in April was fueled mainly by higher oil and retail gasoline prices, as inflation remains above the Federal Reserve’s 2% target rate.

Stock selection in the information technology, healthcare and industrials sectors had a negative impact on Fund performance for the semiannual period. The largest individual stock detractors were automobile insurance claims software company Solera Holdings; enterprise software company Oracle Corp.; and packaged foods company Kellogg. Solera Holdings has a sizeable portion of its business in Europe, where the economic environment has weakened. Additionally, the company announced the loss of a U.S. account to a competitor due to its adherence to its pricing policy. Nonetheless, Solera continued to post relatively positive results which included revenue growth. Oracle Corp.’s second-quarter 2012 results were hampered by unexpected delays in the approval process for new software licenses due to more cautious spending among customers. The company’s subsequent third-quarter earnings report showed an improving trend for product licenses, but growth remains below historical rates while the company’s hardware business also continued to show weakness. The weakness in the hardware segment was expected as legacy products acquired from Sun Microsystems are phased out. Shares of Kellogg, along with those of its peers in the consumer staples sector, underperformed the overall market during a period of increasing investor risk appetite. However, the company’s internal net sales were up for the same period on strength in pricing and product mix.

Fund performance was bolstered by stock selection in the consumer discretionary sector, as well as the portfolio’s overall positioning in the energy sector. The absence of exposure to utilities also had a positive impact as that sector underperformed the broader market during a period of generally rising stock prices. The primary contributors among individual holdings included discount apparel retailer TJX Companies; media and cable company Comcast; and payment-processing services provider Visa. TJX Companies benefited from an increase in overall sales during the period. The company continues to experience higher customer traffic as consumers seek value amid this slowly recovering economy. Comcast garnered generally positive results for the last two quarters of its 2011 fiscal year and the first reporting period of 2012. The company also saw increases in its average revenue per user (ARPU) and the percentage of customers purchasing more than one product. Visa benefited as the impact of the debit card reforms enacted last year has not been as onerous as investors initially had feared. Additionally, the company posted better-than-expected results for the first quarter of its 2012 fiscal year, bolstered primarily by healthy year-over-year revenue growth. Management increased its profit outlook for the current fiscal year. The company continued to see a rise in credit card transaction volumes during the second quarter.

We did not establish any new positions in the Fund during the semiannual period. We exited our positions in multi-lines insurer MetLife, truck maker Paccar, and specialty apparel retailer Urban Outfitters. Additions to existing holdings included EMC Corp. and TJX Companies. We reduced positions in oil and gas company Apache Corp., diversified financial services company JPMorgan Chase & Co., and pharmacy chain operator and pharmacy benefit manager CVS Caremark, among others.

At the end of the reporting period, the Fund’s largest absolute stock positions were packaged foods producer Kraft Foods, Oracle Corp., and TJX Companies. Investors have continued to view favorably Kraft Foods’ plan to split into separately traded snacks and groceries businesses, which is scheduled for late 2012. Oracle has continued to experience revenue and profit margin growth, bolstered by several hardware and software deals with companies prominent in cloud computing. The firm also generates significant amount of stable and growing recurring revenues and maintains a strong balance sheet with a significant cash position. As we noted previously, TJX Companies has benefited from a steady increase in sales buoyed by value-conscious consumers in an environment of relatively weak economic growth.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Semiannual Report 2012

Aberdeen U.S. Equity II Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†	1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	10.08%	3.61%		0.30%		4.79%
	w/SC2	3.73%	(2.35%	)	(0.88%	)	4.17%
Class C	w/o SC	9.53%	2.80%		(0.47%	)	3.99%
	w/SC3	8.53%	1.80%		(0.47%	)	3.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Returns prior to October 7, 2011 incorporate the performance of a predecessor fund (the “Predecessor Fund”). Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.

2012 Semiannual Report

Aberdeen U.S. Equity II Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity II Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Common Stocks	97.9%
Repurchase Agreement	2.5%
Liabilities in excess of other assets	(0.4%	)
	100.0%

Top Industries
Oil, Gas & Consumable Fuels	7.0%
Information Technology Services	6.8%
Food Products	5.6%
Software	5.5%
Chemicals	4.8%
Specialty Retail	4.5%
Communications Equipment	4.0%
Commercial Banks	4.0%
Diversified Financial Services	3.8%
Health Care Providers & Services	3.4%
Other	50.6%
100.0%

Top Holdings*
Kraft Foods, Inc., Class A	3.2%
Oracle Corp.	3.0%
TJX Cos., Inc.	2.9%
Comcast Corp., Class A	2.9%
Exxon Mobil Corp.	2.9%
Canadian National Railway Co.	2.8%
PepsiCo, Inc.	2.6%
Johnson & Johnson	2.6%
Philip Morris International, Inc.	2.6%
CVS Caremark Corp.	2.5%
Other	72.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2012

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen U.S. Equity II Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.9%)
Aerospace & Defense (3.2%)
Bombardier, Inc., Class B	273,157	$1,155,840
United Technologies Corp.	13,036	1,064,259
		2,220,099
Auto Components (1.4%)
BorgWarner, Inc.*	12,538	991,003
Beverages (2.6%)
PepsiCo, Inc.	28,130	1,856,580
Biotechnology (1.5%)
Gilead Sciences, Inc.*	20,200	1,050,602
Capital Markets (3.2%)
Charles Schwab Corp. (The)	70,700	1,011,010
State Street Corp.	26,902	1,243,410
		2,254,420
Chemicals (4.8%)
Monsanto Co.	8,310	633,056
Potash Corp. of Saskatchewan, Inc.	24,248	1,030,055
Praxair, Inc.	14,834	1,716,294
		3,379,405
Commercial Banks (4.0%)
Royal Bank of Canada	18,347	1,060,313
Wells Fargo & Co.	52,368	1,750,662
		2,810,975
Communications Equipment (4.0%)
Cisco Systems, Inc.	52,600	1,059,890
QUALCOMM, Inc.	27,500	1,755,600
		2,815,490
Computers & Peripherals (2.5%)
EMC Corp.*	61,762	1,742,306
Diversified Financial Services (3.8%)
IntercontinentalExchange, Inc.*	10,241	1,362,463
JPMorgan Chase & Co.	31,044	1,334,271
		2,696,734
Diversified Telecommunication Services (2.1%)
TELUS Corp.	18,114	1,087,555
TELUS Corp., Non-Voting Shares	6,150	361,067
		1,448,622
Electrical Equipment (2.0%)
Emerson Electric Co.	27,231	1,430,717
Energy Equipment & Services (2.8%)
Schlumberger Ltd.	17,677	1,310,573
Tidewater, Inc.	12,448	685,013
		1,995,586
Food & Staples Retailing (2.5%)
CVS Caremark Corp.	40,043	$1,786,719
Food Products (5.6%)
Kellogg Co.	32,895	1,663,500
Kraft Foods, Inc., Class A	56,141	2,238,342
		3,901,842
Health Care (3.3%)
Baxter International, Inc.	27,303	1,512,859
St. Jude Medical, Inc.	20,999	813,081
		2,325,940
Health Care Providers & Services (3.4%)
Aetna, Inc.	25,673	1,130,639
Quest Diagnostics, Inc.	21,973	1,267,622
		2,398,261
Hotels, Restaurants & Leisure (1.6%)
Starwood Hotels & Resorts Worldwide, Inc.	19,079	1,129,477
Household Products (2.5%)
Procter & Gamble Co. (The)	27,225	1,732,599
Industrial Conglomerates (1.5%)
3M Co.	11,475	1,025,406
Information Technology Services (6.8%)
Alliance Data Systems Corp.*	11,134	1,430,608
Cognizant Technology Solutions Corp., Class A*	23,600	1,730,352
Visa, Inc., Class A	13,086	1,609,316
		4,770,276
Insurance (1.5%)
Aflac, Inc.	23,271	1,048,126
Internet Software & Services (1.4%)
Yahoo!, Inc.*	64,000	994,560
Machinery (2.0%)
Deere & Co.	17,446	1,436,853
Media (2.9%)
Comcast Corp., Class A	66,900	2,029,077
Oil, Gas & Consumable Fuels (7.0%)
Apache Corp.	9,574	918,530
EOG Resources, Inc.	12,119	1,330,787
Exxon Mobil Corp.	23,094	1,993,936
Hess Corp.	12,465	649,925
		4,893,178
Pharmaceuticals (2.6%)
Johnson & Johnson	28,370	1,846,603
Road & Rail (2.8%)
Canadian National Railway Co.	22,696	1,935,515

See accompanying notes to financial statements.

2012 Semiannual Report

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen U.S. Equity II Fund

	Shares or Principal Amount	Value
Software (5.5%)
Oracle Corp.	71,000	$2,086,690
Solera Holdings, Inc.	38,982	1,751,851
		3,838,541
Specialty Retail (4.5%)
Staples, Inc.	71,000	1,093,400
TJX Cos., Inc.	49,106	2,048,211
		3,141,611
Tobacco (2.6%)
Philip Morris International, Inc.	20,067	1,796,197
Total Common Stocks		68,723,320
REPURCHASE AGREEMENT (2.5%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $1,766,004, collateralized by U.S.Treasury Note, maturing 11/30/14; total market value $1,801,913	$1,766,000	1,766,000
Total Repurchase Agreement		1,766,000
Total Investments (Cost $59,159,372) (a)—100.4%		70,489,320

Liabilities in excess of other assets—(0.4)%		(257,314)
Net Assets—100.0%		$70,232,006

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Assets and Liabilities (Unaudited)

April 30, 2012

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Emerging Markets Institutional Fund
Assets:
Investments, at value	$415,916,330	$19,012,321	$41,303,885	$322,332,588	$6,349,497,010
Repurchase agreements, at value	10,092,000	811,000	301,000	9,901,000	194,952,000

Total investments	426,008,330	19,823,321	41,604,885	332,233,588	6,544,449,010

Foreign currency, at value	2,013,757	14,246	71,500	196,517	5,345,297
Cash	311	376	952	426	835
Interest and dividends receivable	2,183,059	63,275	201,443	1,259,463	24,474,639
Receivable for capital shares issued	472,013	33,368	17,343	1,745,274	15,345,075
Unrealized appreciation on spot foreign currency exchange contracts	940	373	–	–	52,020
Receivable from adviser	–	18,652	6,336	27,385	–
Prepaid expenses	108,355	110,667	51,814	174,822	424,038

Total assets	430,786,765	20,064,278	41,954,273	335,637,475	6,590,090,914

Liabilities:
Payable for investments purchased	3,155,394	240,551	–	1,870,999	18,138,404
Accrued foreign capital gains tax	696,508	63,659	403	803,934	16,603,267
Payable for capital shares redeemed	198,794	52,055	38,139	501,715	2,207,308
Accrued expenses and other payables:
Investment advisory fees	371,566	19,570	42,619	277,453	4,711,838
Administration fees	9,017	400	907	7,029	139,261
Administrative services fees	39	–	1,254	670	31,780
Transfer agent fees	18,012	931	12,251	13,512	59,429
Distribution fees	15	50	13,704	77,027	–
Printing fees	48,672	313	17,521	61,850	7,121
Legal fees	8,890	144	663	4,340	91,800
Fund accounting fees	6,343	1,838	1,827	2,787	27,376
Custodian fees	16,398	1,697	2,135	12,016	27,496
Other	9,364	11,789	13,771	8,334	17,226

Total liabilities	4,539,012	392,997	145,194	3,641,666	42,062,306

Net Assets	$426,247,753	$19,671,281	$41,809,079	$331,995,809	$6,548,028,608

Cost:
Investments	$399,709,002	$18,504,270	$34,013,122	$278,850,633	$5,457,085,987
Repurchase agreements	10,092,000	811,000	301,000	9,901,000	194,952,000
Foreign currency	2,013,587	14,246	70,866	196,505	5,316,353
Represented by:
Capital	$400,730,020	$19,152,546	$51,981,538	$286,289,042	$5,650,790,696
Accumulated net investment income	3,753,689	43,776	125,537	1,036,982	28,563,183
Accumulated net realized gain/(loss) from investments and foreign currency transactions	6,246,659	31,378	(17,589,057)	1,993,218	(7,103,087)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	15,517,385	443,581	7,291,061	42,676,567	875,777,816

Net Assets	$426,247,753	$19,671,281	$41,809,079	$331,995,809	$6,548,028,608

Net Assets:
Class A Shares	$21,048	$177,521	$26,129,901	$309,373,353	$–
Class C Shares	10,113	10,198	9,798,254	16,330,156	–
Class R Shares	10,122	10,308	1,091,630	6,292,300	–
Institutional Service Class Shares	2,573,692	11,391	3,719,468	–	275,742,875
Institutional Class Shares	423,632,778	19,461,863	1,069,826	–	6,272,285,733

Total	$426,247,753	$19,671,281	$41,809,079	$331,995,809	$6,548,028,608

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2012

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Emerging Markets Institutional Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,863	17,352		1,283,313	15,312,329	–
Class C Shares	896	1,003		494,959	839,396	–
Class R Shares	896	1,009		54,166	325,728	–
Institutional Service Class Shares	227,752	1,111		181,967	–	18,976,679
Institutional Class Shares	37,469,177	1,898,258		52,304	–	431,366,017

Total	37,700,584	1,918,733		2,066,709	16,477,453	450,342,696

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.30	$10.23		$20.36	$20.20	$–
Class C Shares (a)	$11.29	$10.17		$19.80	$19.45	$–
Class R Shares	$11.30	$10.22	(b)	$20.15	$19.32	$–
Institutional Service Class Shares	$11.30	$10.25		$20.44	$–	$14.53
Institutional Class Shares	$11.31	$10.25		$20.45	$–	$14.54
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.99	$10.85		$21.60	$21.43	$–
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%	–%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2012 due to financial statement rounding.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2012

	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Assets:
Investments, at value	$412,980,893	$52,280,086	$51,129,734	$57,843,372	$813,368,170
Repurchase agreements, at value	124,457,000	525,000	816,000	1,102,000	18,701,000

Total investments	537,437,893	52,805,086	51,945,734	58,945,372	832,069,170

Foreign currency, at value	–	–	–	608,084	119,160
Cash	185,241,151 *	272	433	171	997
Receivable for investments sold	8,978,976	41,921	597,903	71,707	–
Interest and dividends receivable	149,296	452,769	155,081	270,790	6,917,081
Receivable for capital shares issued	689,571	20,713	261,412	3,243	1,816,222
Receivable from adviser	–	13,238	–	20,771	–
Prepaid expenses	110,126	16,953	48,701	30,592	28,593

Total assets	732,607,013	53,350,952	53,009,264	59,950,730	840,951,223

Liabilities:
Securities sold short, at value	188,948,308	–	–	–	–
Payable for investments purchased	5,965,383	–	393,437	482,485	–
Payable for capital shares redeemed	779,223	20,550	325,679	10,593	1,359,890
Payable for dividends on securities sold short	241,868	–	–	–	–
Accrued foreign capital gains tax	–	–	10,961	181,905	–
Unrealized depreciation on spot foreign currency exchange contracts	–	–	–	2,525	–
Accrued expenses and other payables:
Investment advisory fees	636,638	38,860	31,412	60,054	744,425
Administration fees	11,649	1,149	1,131	1,278	18,010
Administrative services fees	195	2,018	6,053	4,044	87,951
Transfer agent fees	18,850	623	17,734	16,556	28,365
Distribution fees	31,363	11,201	14,781	11,091	70,651
Printing fees	43,770	6,646	13,005	28,513	51,614
Legal fees	4,010	737	1,187	1,106	12,003
Fund accounting fees	6,765	4,790	3,375	1,998	8,515
Custodian fees	963	323	2,387	2,019	27,234
Other	13,808	27,237	15,456	12,536	28,381

Total liabilities	196,702,793	114,134	836,598	816,703	2,437,039

Net Assets	$535,904,220	$53,236,818	$52,172,666	$59,134,027	$838,514,184

Cost:
Investments	$360,473,966	$44,703,351	$45,956,552	$41,631,627	$705,495,408
Repurchase agreements	124,457,000	525,000	816,000	1,102,000	18,701,000
Foreign currency	–	–	–	598,586	117,919
Proceeds:
Securities sold short	$164,900,349	$–	$–	$–	$–
Represented by:
Capital	$511,713,049	$65,459,049	$79,087,276	$60,573,788	$898,718,874
Accumulated net investment income/(loss)	(3,944,455)	292,759	60,005	155,181	5,193,683
Accumulated net realized loss from investments and foreign currency transactions	(323,342)	(20,110,477)	(32,136,942)	(17,636,024)	(173,443,406)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	28,458,968	7,595,487	5,162,327	16,041,082	108,045,033

Net Assets	$535,904,220	$53,236,818	$52,172,666	$59,134,027	$838,514,184

Net Assets:
Class A Shares	$83,398,584	$35,991,126	$32,122,220	$53,154,150	$208,753,575
Class C Shares	15,922,569	3,721,307	7,203,161	250,534	31,366,386
Class R Shares	2,072,874	2,133,488	5,557,491	210,753	10,162,252
Institutional Service Class Shares	7,975,841	978	1,542,598	40,673	229,767,839
Institutional Class Shares	426,534,352	11,389,919	5,747,196	5,477,917	358,464,132

Total	$535,904,220	$53,236,818	$52,172,666	$59,134,027	$838,514,184

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2012

	Aberdeen Equity Long-Short Fund		Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,301,099		3,018,233	1,914,830	2,228,304	15,285,918
Class C Shares	1,969,983		327,104	450,669	11,084	2,420,386
Class R Shares	186,656		184,944	336,387	9,139	774,899
Institutional Service Class Shares	689,902		82	90,795	1,704	16,508,176
Institutional Class Shares	36,775,674		954,282	337,617	229,659	25,668,500

Total	46,923,314		4,484,645	3,130,298	2,479,890	60,657,879

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.42	(a)	$11.92	$16.78	$23.85	$13.66
Class C Shares (b)	$8.08		$11.38	$15.98	$22.60	$12.96
Class R Shares	$11.11		$11.54	$16.52	$23.06	$13.11
Institutional Service Class Shares	$11.56		$11.93	$16.99	$23.87	$13.92
Institutional Class Shares	$11.60		$11.94	$17.02	$23.85	$13.97	(a)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.12		$12.65	$17.80	$25.31	$14.49
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%	5.75%	5.75%

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the Prime Broker relating to the open short positions at April 30, 2012.
(a)	The NAV shown above differs from the traded NAV on April 30, 2012 due to financial statement rounding.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2012

	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund	Aberdeen U.S. Equity II Fund
Assets:
Investments, at value	$163,243,443	$329,066,007	$68,723,320
Repurchase agreements, at value	2,033,000	5,727,000	1,766,000

Total investments	165,276,443	334,793,007	70,489,320

Foreign currency, at value	31,699	–	–
Cash	910	306	819
Interest and dividends receivable	16,755	231,666	47,608
Receivable for capital shares issued	118,879	22,830	6,372
Receivable from adviser	7,498	42,916	20,503
Prepaid expenses	5,948	70,550	76,529

Total assets	165,458,132	335,161,275	70,641,151

Liabilities:
Payable for capital shares redeemed	186,932	143,423	293,057
Accrued expenses and other payables:
Investment advisory fees	120,837	205,909	43,317
Administration fees	3,609	7,303	4,358
Administrative services fees	13,845	–	–
Transfer agent fees	111,390	8,424	4,825
Distribution fees	47,085	48,775	15,557
Printing fees	52,339	9,313	6,236
Legal fees	2,622	1,989	828
Fund accounting fees	4,930	5,780	2,246
Custodian fees	2,366	6,510	4,971
Other	16,947	9,395	33,750

Total liabilities	562,902	446,821	409,145

Net Assets	$164,895,230	$334,714,454	$70,232,006

Cost:
Investments	$139,073,459	$275,544,000	$57,393,372
Repurchase agreements	2,033,000	5,727,000	1,766,000
Foreign currency	31,517	–	–
Represented by:
Capital	$605,959,378	$341,881,014	$83,255,176
Accumulated net investment income/(loss)	(538,660)	323,475	45,692
Accumulated net realized loss from investments and foreign currency transactions	(464,695,654)	(61,012,238)	(24,398,839)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	24,170,166	53,522,203	11,329,977

Net Assets	$164,895,230	$334,714,454	$70,232,006

Net Assets:
Class A Shares	$88,009,851	$198,985,564	$68,426,938
Class C Shares	33,979,990	9,227,172	1,805,068
Class R Shares	2,429,864	900,007	–
Institutional Service Class Shares	14,298,200	122,334,916	–
Institutional Class Shares	26,177,325	3,266,795	–

Total	$164,895,230	$334,714,454	$70,232,006

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2012

	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund	Aberdeen U.S. Equity II Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,533,192	20,070,832	4,959,258
Class C Shares	2,366,863	1,010,643	166,492
Class R Shares	162,756	94,649	–
Institutional Service Class Shares	866,566	11,859,352	–
Institutional Class Shares	1,590,085	316,698	–

Total	10,519,462	33,352,174	5,125,750

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$15.91	$9.91	$13.80
Class C Shares (a)	$14.36	$9.13	$10.84
Class R Shares	$14.93	$9.51	$–
Institutional Service Class Shares	$16.50	$10.32	$–
Institutional Class Shares	$16.46	$10.32	$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.88	$10.51	$14.64
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2012

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Emerging Markets Institutional Fund
INVESTMENT INCOME:
Dividend income	$6,211,531	$116,847	$784,883	$4,080,106	$75,093,237
Interest income	13,421	84	217	1,356	23,703
Foreign tax withholding	(105,553)	(3,732)	–	(275,213)	(5,358,048)

	6,119,399	113,199	785,100	3,806,249	69,758,892

Expenses:
Investment advisory fees	1,939,500	50,943	271,646	1,602,919	25,083,310
Administration fees	51,128	1,028	5,729	40,232	734,944
Distribution fees Class A	5	167	35,581	359,525	–
Distribution fees Class C	17	47	46,511	64,745	–
Distribution fees Class R	9	28	2,484	11,873	–
Administrative services fees Class A	–	–	3,313	128,531	–
Administrative services fees Class R	–	–	382	2,412	–
Administrative service fees Institutional Service Class	118	–	27	–	306,474
Custodian fees	103,701	6,780	11,749	72,093	1,141,231
Transfer agent fees	108,075	6,706	44,942	323,194	356,571
Fund accounting fees	26,123	2,613	5,245	15,901	260,051
Registration and filing fees	20,842	21,732	25,592	53,852	155,768
Printing fees	31,809	773	8,680	104,886	4,152
Legal fees	9,124	115	1,555	7,094	122,205
Trustee fees	8,527	57	927	6,099	109,224
Audit fees	12,504	13,938	13,194	12,422	14,802
Other	21,634	5,029	5,141	5,452	227,207

Total expenses before reimbursed/waived expenses	2,333,116	109,956	482,698	2,811,230	28,515,939

Expenses reimbursed	–	(43,096)	(42,347)	(76,388)	(89,836)
Recoupment of expenses previously reimbursed	32,565	–	–	–	–

Net expenses	2,365,681	66,860	440,351	2,734,842	28,426,103

Net Investment Income	3,753,718	46,339	344,749	1,071,407	41,332,789

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	6,791,737	56,716	2,862,286	18,748,629	(1,633,547)
Realized gain/(loss) on foreign currency transactions	(186,903)	(25,338)	3,578	(78,158)	(1,592,797)

Net realized gain/(loss) from investments and foreign currency transactions	6,604,834	31,378	2,865,864	18,670,471	(3,226,344)

Net change in unrealized appreciation/depreciation on investment transactions	12,995,672	683,386	780,453	9,062,941	454,625,060
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(238,845)	(62,372)	(2,313)	(308,589)	(5,742,990)

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	12,756,827	621,014	778,140	8,754,352	448,882,070

Net realized/unrealized gain from investments and foreign currency transactions	19,361,661	652,392	3,644,004	27,424,823	445,655,726

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,115,379	$698,731	$3,988,753	$28,496,230	$486,988,515

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Operations (Unaudited) (continued)

For the Six Months Ended April 30, 2012

	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
INVESTMENT INCOME:
Dividend income	$1,526,290	$1,059,052	$541,849	$660,136	$15,581,572
Interest income	14,516	49	5	162	2,497
Foreign tax withholding	(16,107)	(55,974)	(31,868)	(38,443)	(1,050,977)
Other income	–	–	–	569	3,674

	1,524,699	1,003,127	509,986	622,424	14,536,766

Expenses:
Investment advisory fees	2,963,509	217,520	192,171	340,777	2,498,273
Administration fees	67,992	6,374	7,241	7,187	77,461
Distribution fees Class A	110,963	41,164	41,608	62,695	214,987
Distribution fees Class C	82,470	17,635	38,401	1,176	142,224
Distribution fees Class R	5,219	2,776	13,400	472	24,300
Administrative services fees Class A	18,886	5,337	13,688	11,293	89,874
Administrative services fees Class R	78	10	1,108	90	2,271
Administrative service fees Institutional Service Class	8,685	–	112	–	148,584
Dividend expense for securities sold short	1,749,387	–	–	–	–
Transfer agent fees	184,379	43,575	59,443	59,777	220,501
Registration and filing fees	14,368	62,883	29,376	32,874	41,623
Printing fees	36,792	9,909	7,262	16,515	44,879
Custodian fees	3,969	8,647	4,996	10,944	42,310
Fund accounting fees	23,119	5,680	3,042	5,835	30,058
Audit fees	14,719	12,923	12,167	12,936	14,719
Legal fees	15,197	1,246	1,369	1,276	13,381
Trustee fees	10,954	1,016	1,246	1,164	12,505
Other	25,915	5,059	6,190	5,967	29,025

Total expenses before reimbursed/waived expenses	5,336,601	441,754	432,820	570,978	3,646,975

Expenses reimbursed	–	(81,000)	(6,047)	(140,843)	–
Recoupment of expenses previously reimbursed	132,553	–	–	–	183,176

Net expenses	5,469,154	360,754	426,773	430,135	3,830,151

Net Investment Income/(Loss)	(3,944,455)	642,373	83,213	192,289	10,706,615

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	2,647,841	71,303	1,126,642	392,675	(575,252)
Realized gain/(loss) on foreign currency transactions	(302)	(6,305)	9,253	(16,551)	(9,888)

Net realized gain/(loss) from investments and foreign currency transactions	2,647,539	64,998	1,135,895	376,124	(585,140)

Net change in unrealized appreciation/depreciation on investment transactions	35,364,014	3,752,034	659,413	5,866,094	22,290,672
Net change in unrealized appreciation/depreciation on securities sold short	(17,169,394)	–	–	–	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	6,191	(10,254)	(144,987)	11,889

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	18,194,620	3,758,225	649,159	5,721,107	22,302,561

Net realized/unrealized gain from investments and foreign currency transactions	20,842,159	3,823,223	1,785,054	6,097,231	21,717,421

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,897,704	$4,465,596	$1,868,267	$6,289,520	$32,424,036

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2012

	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund	Aberdeen U.S. Equity II Fund
INVESTMENT INCOME:
Dividend income	$730,561	$3,072,711	$639,914
Interest income	212	194	65
Foreign tax withholding	(5,464)	(55,594)	(11,513)
Other income	50,263	61,431	279

	775,572	3,078,742	628,745

Expenses:
Investment advisory fees	760,842	1,235,323	258,472
Administration fees	22,626	44,131	14,951
Distribution fees Class A	111,536	243,709	83,952
Distribution fees Class C	172,672	45,592	8,822
Distribution fees Class R	7,076	2,179	–
Administrative services fees Class A	37,157	17,641	685
Administrative services fees Class R	654	4	–
Administrative service fees Institutional Service Class	11	17,546	–
Transfer agent fees	189,010	112,023	42,868
Registration and filing fees	49,499	55,419	32,141
Printing fees	32,435	57,745	15,412
Audit fees	12,167	11,240	12,308
Fund accounting fees	8,193	16,197	1,261
Custodian fees	4,161	10,122	5,511
Legal fees	3,440	9,855	3,314
Trustee fees	3,822	6,990	1,513
Other	9,847	22,008	2,064

Total expenses before reimbursed/waived expenses	1,425,148	1,907,724	483,274

Expenses reimbursed	(110,916)	(98,665)	(79,649)
Reimbursement of costs by administrators	–	(35,191)	(685)

Net expenses	1,314,232	1,773,868	402,940

Net Investment Income/(Loss)	(538,660)	1,304,874	225,805

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	8,853,589	11,094,219	2,193,695
Realized gain/(loss) on foreign currency transactions	1,792	(8,781)	(2,978)

Net realized gain from investments and foreign currency transactions	8,855,381	11,085,438	2,190,717

Net change in unrealized appreciation/depreciation on investment transactions	12,881,237	19,512,660	4,186,397
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(516)	(83)	(12)

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	12,880,721	19,512,577	4,186,385

Net realized/unrealized gain from investments and foreign currency transactions	21,736,102	30,598,015	6,377,102

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,197,442	$31,902,889	$6,602,907

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011(a)	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,753,718	$8,437,996	$46,339	$6,303	$344,749	$383,218
Net realized gain/(loss) from investments and foreign currency transactions	6,604,834	18,696,728	31,378	(3,783)	2,865,864	6,483,908
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	12,756,827	(47,091,395)	621,014	(177,433)	778,140	(10,938,329)

Changes in net assets resulting form operations	23,115,379	(19,956,671)	698,731	(174,913)	3,988,753	(4,071,203)

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(69)	–	(267,220)	(227,351)
Class B(b)	–	–	–	–	–	(2,711)
Class C	–	–	–	–	(50,366)	(13,336)
Class R	–	–	(1)	–	(7,446)	(5,210)
Institutional Service Class	(50,852)	(22,612)	(9)	–	(35,437)	(42,610)
Institutional Class	(7,809,944)	(3,008,203)	(1,303)	–	(11,312)	(15,502)
Net realized gains:
Class A	–	–	(310)	–	–	–
Class C	–	–	(22)	–	–	–
Class R	–	–	(22)	–	–	–
Institutional Service Class	(124,060)	(1,527)	(23)	–	–	–
Institutional Class	(19,029,050)	(203,044)	(3,390)	–	–	–

Change in net assets from shareholder distributions	(27,013,906)	(3,235,386)	(5,149)	–	(371,781)	(306,720)

Change in net assets from capital transactions	(7,004,470)	106,269,411	17,393,616	1,758,996	(1,730,146)	(8,018,844)

Change in net assets	(10,902,997)	83,077,354	18,087,198	1,584,083	1,886,826	(12,396,767)

Net Assets:
Beginning of period	437,150,750	354,073,396	1,584,083	–	39,922,253	52,319,020

End of period	$426,247,753	$437,150,750	$19,671,281	$1,584,083	$41,809,079	$39,922,253

Accumulated net investment income/(loss) at end of period	$3,753,689	$7,860,767	$43,776	$(1,181)	$125,537	$152,569

(a)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011(a)	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,922 (c)	$–	$36,239	$128,277	$8,779,858	$9,559,876
Proceeds from conversion of Class B Shares(b)	–	–	–	–	–	3,378,365
Dividends reinvested	–	–	339	–	212,187	166,089
Cost of shares redeemed(d)	–	–	–	–	(10,379,250)	(12,540,150)

Total Class A	20,922	–	36,578	128,277	(1,387,205)	564,180

Class B Shares(b)
Proceeds from shares issued	–	–	–	–	–	8,431
Dividends reinvested	–	–	–	–	–	1,900
Cost of shares converted to Class A Shares	–	–	–	–	–	(3,378,365)
Cost of shares redeemed(d)	–	–	–	–	–	(109,454)

Total Class B	–	–	–	–	–	(3,477,488)

Class C Shares
Proceeds from shares issued	10,000 (c)	–	–	10,000	831,295	2,057,937
Dividends reinvested	–	–	22	–	29,923	8,494
Cost of shares redeemed(d)	–	–	–	–	(957,831)	(6,247,746)

Total Class C	10,000	–	22	10,000	(96,613)	(4,181,315)

Class R Shares
Proceeds from shares issued	10,000 (c)	–	13,830	10,000	294,939	1,046,701
Dividends reinvested	–	–	23	–	3,624	2,471
Cost of shares redeemed(d)	–	–	(13,719)	–	(216,925)	(620,475)

Total Class R	10,000	–	134	10,000	81,638	428,697

Institutional Service Class Shares
Proceeds from shares issued	47,163	134,466	1,000	10,000	169,216	403,458
Dividends reinvested	171,801	21,087	31	–	34,115	41,479
Cost of shares redeemed(d)	(237,944)	(456,100)	–	–	(264,280)	(1,750,572)

Total Institutional Service Class	(18,980)	(300,547)	1,031	10,000	(60,949)	(1,305,635)

Institutional Class Shares
Proceeds from shares issued	95,240,842	338,943,358	18,253,456	1,640,045	195,631	839,345
Dividends reinvested	8,292,378	532,666	4,693	–	1,283	1,910
Cost of shares redeemed(d)	(110,559,632)	(232,906,066)	(902,298)	(39,326)	(463,931)	(888,538)

Total Institutional Class	(7,026,412)	106,569,958	17,355,851	1,600,719	(267,017)	(47,283)

Change in net assets from capital transactions:	$(7,004,470)	$106,269,411	$17,393,616	$1,758,996	$(1,730,146)	$(8,018,844)

(a)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(c)	For the period from February 28, 2012 (commencement of operations) through April 30, 2012.
(d)	Includes redemption fees, if any.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011(a)	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
SHARE TRANSACTIONS:
Class A Shares
Issued	1,863 (c)	–	3,559	13,753	459,798	458,990
Issued in conversion from Class B Shares(b)	–	–	–	–	–	164,718
Reinvested	–	–	40	–	10,882	8,185
Redeemed	–	–	–	–	(520,757)	(615,853)

Total Class A Shares	1,863	–	3,599	13,753	(50,077)	16,040

Class B Shares(b)
Issued	–	–	–	–	–	403
Reinvested	–	–	–	–	–	93
Redeemed in conversion to Class A Shares	–	–	–	–	–	(169,242)
Redeemed	–	–	–	–	–	(5,295)

Total Class B Shares	–	–	–	–	–	(174,041)

Class C Shares
Issued	896 (c)	–	–	1,000	43,593	100,276
Reinvested	–	–	3	–	1,601	416
Redeemed	–	–	–	–	(50,860)	(318,754)

Total Class C Shares	896	–	3	1,000	(5,666)	(218,062)

Class R Shares
Issued	896 (c)	–	1,358	1,000	15,134	51,339
Reinvested	–	–	3	–	188	122
Redeemed	–	–	(1,352)	–	(11,085)	(29,811)

Total Class R Shares	896	–	9	1,000	4,237	21,650

Institutional Service Class Shares
Issued	4,246	11,311	108	1,000	8,590	19,087
Reinvested	17,657	1,766	3	–	1,737	2,035
Redeemed	(22,038)	(38,204)	–	–	(13,600)	(83,752)

Total Institutional Service Class Shares	(135)	(25,127)	111	1,000	(3,273)	(62,630)

Institutional Class Shares
Issued	8,696,126	28,230,237	1,828,680	164,089	9,836	39,380
Reinvested	851,374	44,612	543	(3,964)	66	94
Redeemed	(10,387,525)	(19,676,128)	(91,090)	–	(23,608)	(43,263)

Total Institutional Class Shares	(840,025)	8,598,721	1,738,133	160,125	(13,706)	(3,789)

Total change in shares:	(836,505)	8,573,594	1,741,855	176,878	(68,485)	(420,832)

(a)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(c)	For the period from February 28, 2012 (commencement of operations) through April 30, 2012.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Emerging Markets Institutional Fund		Aberdeen Equity Long-Short Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$1,071,407	$1,865,413	$41,332,789	$72,262,163	$(3,944,455)	$(7,684,435)
Net realized gain/(loss) from investments and foreign currency transactions	18,670,471	11,291,087	(3,226,344)	44,221,580	2,647,539	5,513,621
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,754,352	(21,773,539)	448,882,070	(259,318,242)	18,194,620	(4,405,760)

Changes in net assets resulting form operations	28,496,230	(8,617,039)	486,988,515	(142,834,499)	16,897,704	(6,576,574)

Distributions to Shareholders From:
Net investment income:
Class A	(233,111)	(1,409,406)	–	–	–	–
Class C	(465)	(22,161)	–	–	–	–
Class R	(1,544)	(25,544)	–	–	–	–
Institutional Service Class	–	–	(2,744,103)	(1,704,335)	–	–
Institutional Class	–	–	(63,220,634)	(26,761,484)	–	–
Net realized gains:
Class A	–	–	–	–	(920,293)	–
Class C	–	–	–	–	(238,771)	–
Class R	–	–	–	–	(21,361)	–
Institutional Service Class	–	–	(2,269,376)	–	(76,853)	–
Institutional Class	–	–	(43,737,299)	–	(3,875,819)	–

Change in net assets from shareholder distributions	(235,120)	(1,457,111)	(111,971,412)	(28,465,819)	(5,133,097)	–

Change in net assets from capital transactions	47,136,364	69,991,502	1,362,017,990	2,093,592,284	19,898,103	56,013,726

Change in net assets	75,397,474	59,917,352	1,737,035,093	1,922,291,966	31,662,710	49,437,152

Net Assets:
Beginning of period	256,598,335	196,680,983	4,810,993,515	2,888,701,549	504,241,510	454,804,358

End of period	$331,995,809	$256,598,335	$6,548,028,608	$4,810,993,515	$535,904,220	$504,241,510

Accumulated net investment income/(loss) at end of period	$1,036,982	$200,695	$28,563,183	$53,195,131	$(3,944,455)	$–

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Emerging Markets Institutional Fund		Aberdeen Equity Long-Short Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$143,873,542	$168,511,803	$–	$–	$11,370,720	$49,091,570
Proceeds from conversion of Class B Shares(a)	–	2,340,238	–	–	–	973,756
Dividends reinvested	208,620	1,253,232	–	–	780,785	–
Cost of shares redeemed(b)	(102,373,760)	(102,522,577)	–	–	(24,050,860)	(60,913,940)

Total Class A	41,708,402	69,582,696	–	–	(11,899,355)	(10,848,614)

Class B Shares(a)
Proceeds from shares issued	–	72,159	–	–	–	100
Cost of shares converted to Class A Shares	–	(2,340,238)	–	–	–	(973,756)
Cost of shares redeemed(b)	–	(269,760)	–	–	–	(126,540)

Total Class B	–	(2,537,839)	–	–	–	(1,100,196)

Class C Shares
Proceeds from shares issued	5,722,758	5,796,578	–	–	949,527	2,875,471
Dividends reinvested	261	11,304	–	–	92,459	–
Cost of shares redeemed(b)	(1,685,417)	(3,132,579)	–	–	(2,691,614)	(8,755,249)

Total Class C	4,037,602	2,675,303	–	–	(1,649,628)	(5,879,778)

Class R Shares
Proceeds from shares issued	2,316,758	2,935,339	–	–	232,365	1,580,569
Dividends reinvested	911	15,092	–	–	21,361	–
Cost of shares redeemed(b)	(927,309)	(2,679,089)	–	–	(467,984)	(781,579)

Total Class R	1,390,360	271,342	–	–	(214,258)	798,990

Institutional Service Class Shares
Proceeds from shares issued	–	–	29,644,148	121,349,706	709,253	9,200,567
Dividends reinvested	–	–	5,012,334	1,655,488	76,853	–
Cost of shares redeemed(b)	–	–	(24,591,473)	(11,267,333)	(1,363,808)	(1,691,582)

Total Institutional Service Class	–	–	10,065,009	111,737,861	(577,702)	7,508,985

Institutional Class Shares
Proceeds from shares issued	–	–	1,553,446,199	2,432,756,734	76,685,483	205,919,955
Dividends reinvested	–	–	88,919,909	20,060,989	1,393,752	–
Cost of shares redeemed(b)	–	–	(290,413,127)	(470,963,300)	(43,840,189)	(140,385,616)

Total Institutional Class	–	–	1,351,952,981	1,981,854,423	34,239,046	65,534,339

Change in net assets from capital transactions:	$47,136,364	$69,991,502	$1,362,017,990	$2,093,592,284	$19,898,103	$56,013,726

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Emerging Markets Institutional Fund		Aberdeen Equity Long-Short Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	7,620,727	8,777,971	–	–	1,008,881	4,333,642
Issued in conversion from Class B Shares(a)	–	122,526	–	–	–	84,307
Reinvested	11,639	65,882	–	–	71,175	–
Redeemed	(5,192,990)	(5,280,033)	–	–	(2,132,592)	(5,391,378)

Total Class A Shares	2,439,376	3,686,346	–	–	(1,052,536)	(973,429)

Class B Shares(a)
Issued	–	3,822	–	–	–	9
Redeemed in conversion to Class A Shares	–	(130,216)	–	–	–	(88,764)
Redeemed	–	(14,442)	–	–	–	(11,598)

Total Class B Shares	–	(140,836)	–	–	–	(100,353)

Class C Shares
Issued	302,759	305,049	–	–	118,466	351,332
Reinvested	15	627	–	–	11,869	–
Redeemed	(92,463)	(170,306)	–	–	(337,240)	(1,078,403)

Total Class C Shares	210,311	135,370	–	–	(206,905)	(727,071)

Class R Shares
Issued	122,117	155,600	–	–	21,104	142,766
Reinvested	54	826	–	–	2,000	–
Redeemed	(49,488)	(142,920)	–	–	(42,762)	(69,689)

Total Class R Shares	72,683	13,506	–	–	(19,658)	73,077

Institutional Service Class Shares
Issued	–	–	2,242,790	8,697,468	61,612	804,507
Reinvested	–	–	398,120	117,078	6,924	–
Redeemed	–	–	(1,848,238)	(837,936)	(119,943)	(147,286)

Total Institutional Service Class Shares	–	–	792,672	7,976,610	(51,407)	657,221

Institutional Class Shares
Issued	–	–	112,598,133	173,224,763	6,703,631	18,070,421
Reinvested	–	–	7,068,355	1,419,745	125,225	–
Redeemed	–	–	(21,260,816)	(33,808,383)	(3,854,534)	(12,287,187)

Total Institutional Class Shares	–	–	98,405,672	140,836,125	2,974,322	5,783,234

Total change in shares:	2,722,370	3,694,386	99,198,344	148,812,735	1,643,816	4,712,679

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$642,373	$781,058	$83,213	$688,163	$192,289	$827,675
Net realized gain from investments and foreign currency transactions	64,998	2,225,760	1,135,895	5,409,612	376,124	2,423,263
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,758,225	(1,788,912)	649,159	(5,158,881)	5,721,107	(2,590,442)

Changes in net assets resulting form operations	4,465,596	1,217,906	1,868,267	938,894	6,289,520	660,496

Distributions to Shareholders From:
Net investment income:
Class A	(279,840)	(490,612)	(103,579)	(308,556)	(803,572)	(403,699)
Class B(a)	–	(1,219)	–	–	–	–
Class C	(19,746)	(32,928)	(15,942)	(9,762)	(2,143)	(167)
Class R	(7,504)	(9,375)	(13,445)	(42,186)	(2,552)	(1,100)
Institutional Service Class	(5)	–	(7,282)	(18,381)	(677)	(13)
Institutional Class	(112,693)	(198,896)	(39,471)	(120,195)	(63,210)	(28,827)

Change in net assets from shareholder distributions	(419,788)	(733,030)	(179,719)	(499,080)	(872,154)	(433,806)

Change in net assets from capital transactions	10,187,884	2,225,220	(10,013,712)	(33,903,184)	(748,790)	(1,857,885)

Change in net assets	14,233,692	2,710,096	(8,325,164)	(33,463,370)	4,668,576	(1,631,195)

Net Assets:
Beginning of period	39,003,126	36,293,030	60,497,830	93,961,200	54,465,451	56,096,646

End of period	$53,236,818	$39,003,126	$52,172,666	$60,497,830	$59,134,027	$54,465,451

Accumulated net investment income at end of period	$292,759	$70,174	$60,005	$156,511	$155,181	$835,046

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,339,400	$1,155,611	$1,852,332	$7,079,034	$278,971	$1,764,595
Proceeds from conversion of Class B Shares(a)	–	824,299	–	2,271,956	–	–
Proceeds of shares issued in connection with fund merger	9,998,530	–	–	–	–	–
Dividends reinvested	259,902	457,951	85,667	257,914	762,623	382,671
Cost of shares redeemed(b)	(3,957,949)	(5,079,103)	(5,877,833)	(27,049,514)	(3,666,730)	(7,330,393)

Total Class A	7,639,883	(2,641,242)	(3,939,834)	(17,440,610)	(2,625,136)	(5,183,127)

Class B Shares(a)
Proceeds from shares issued	–	753	–	39,712	–	–
Dividends reinvested	–	549	–	–	–	–
Cost of shares converted to Class A Shares	–	(824,299)	–	(2,271,956)	–	–
Cost of shares redeemed(b)	–	(45,152)	–	(179,013)	–	–

Total Class B	–	(868,149)	–	(2,411,257)	–	–

Class C Shares
Proceeds from shares issued	125,485	279,247	353,512	1,684,967	16,023	101,255
Proceeds of shares issued in connection with fund merger	1,499,264	–	–	–	–	–
Dividends reinvested	10,016	15,826	7,921	5,260	759	69
Cost of shares redeemed(b)	(676,101)	(932,766)	(1,758,289)	(8,009,642)	(30,107)	(28,494)

Total Class C	958,664	(637,693)	(1,396,856)	(6,319,415)	(13,325)	72,830

Class R Shares
Proceeds from shares issued	1,119,812	106,785	1,803,609	3,481,433	15,917	104,454
Proceeds of shares issued in connection with fund merger	392,195	–	–	–	–	–
Dividends reinvested	649	454	2,386	7,297	2,374	1,027
Cost of shares redeemed(b)	(75,242)	(366,184)	(2,099,334)	(6,645,958)	(11,218)	(74,984)

Total Class R	1,437,414	(258,945)	(293,339)	(3,157,228)	7,073	30,497

Institutional Service Class Shares
Proceeds from shares issued	–	–	21,194	276,883	2,710	32,944
Proceeds of shares issued in connection with fund merger	871	–	–	–	–	–
Dividends reinvested	5	–	6,976	17,913	677	13
Cost of shares redeemed(b)	–	–	(99,764)	(2,137,573)	(568)	–

Total Institutional Service Class	876	–	(71,594)	(1,842,777)	2,819	32,957

Institutional Class Shares
Proceeds from shares issued	17,390	6,788,712	146,088	2,059,660	1,821,151	3,179,530
Proceeds of shares issued in connection with fund merger	61,984	–	–	–	–	–
Dividends reinvested	109,052	171,013	32,444	102,124	63,210	28,826
Cost of shares redeemed(b)	(37,379)	(328,476)	(4,490,621)	(4,893,681)	(4,582)	(19,398)

Total Institutional Class	151,047	6,631,249	(4,312,089)	(2,731,897)	1,879,779	3,188,958

Change in net assets from capital transactions:	$10,187,884	$2,225,220	$(10,013,712)	$(33,903,184)	$(748,790)	$(1,857,885)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	115,698	100,362	112,307	401,554	12,689	78,311
Issued in conversion from Class B Shares(a)	–	70,816	–	122,742	–	–
Issued in connection with fund merger	936,268	–	–	–	–	–
Reinvested	22,578	40,218	5,477	15,248	38,092	17,308
Redeemed	(343,480)	(441,711)	(356,042)	(1,547,878)	(165,710)	(324,406)

Total Class A Shares	731,064	(230,315)	(238,258)	(1,008,334)	(114,929)	(228,787)

Class B Shares(a)
Issued	–	70	–	2,382	–	–
Reinvested	–	51	–	–	–	–
Redeemed in conversion to Class A Shares	–	(74,513)	–	(128,857)	–	–
Redeemed	–	(4,290)	–	(10,678)	–	–

Total Class B Shares	–	(78,682)	–	(137,153)	–	–

Class C Shares
Issued	11,567	25,083	22,386	103,202	798	4,717
Issued in connection with fund merger	146,942	–	–	–	–	–
Reinvested	894	1,442	537	336	40	3
Redeemed	(61,552)	(84,512)	(111,342)	(478,707)	(1,487)	(1,360)

Total Class C Shares	97,851	(57,987)	(88,419)	(375,169)	(649)	3,360

Class R Shares
Issued	98,417	9,607	108,668	200,921	783	4,824
Issued in connection with fund merger	37,943	–	–	–	–	–
Reinvested	57	41	157	440	123	48
Redeemed	(6,635)	(33,196)	(127,456)	(386,853)	(556)	(3,398)

Total Class R Shares	129,782	(23,548)	(18,631)	(185,492)	350	1,474

Institutional Service Class Shares
Issued	–	–	1,257	15,223	124	1,508
Issued in connection with fund merger	81	–	–	–	–	–
Reinvested	1	–	429	1,045	34	1
Redeemed	–	–	(6,050)	(115,663)	(25)	–

Total Institutional Service Class Shares	82	–	(4,364)	(99,395)	133	1,509

Institutional Class Shares
Issued	1,490	597,534	8,576	118,557	78,961	146,166
Issued in connection with fund merger	5,802	–	–	–	–	–
Reinvested	9,581	15,022	2,018	5,947	3,162	1,304
Redeemed	(3,325)	(28,269)	(278,255)	(272,308)	(220)	(854)

Total Institutional Class Shares	13,548	584,287	(267,661)	(147,804)	81,903	146,616

Total change in shares:	972,327	193,755	(617,333)	(1,953,347)	(33,192)	(75,828)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Small Cap Fund		Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$10,706,615	$9,742,780	$(538,660)	$566,182	$1,304,874	$(77,743)
Net realized gain/(loss) from investments and foreign currency transactions	(585,140)	16,619,083	8,855,381	43,019,323	11,085,438	8,145,336
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	22,302,561	(20,187,708)	12,880,721	(31,148,068)	19,512,577	19,367,423

Changes in net assets resulting form operations	32,424,036	6,174,155	21,197,442	12,437,437	31,902,889	27,435,016

Distributions to Shareholders From:
Net investment income:
Class A	(1,596,024)	(3,321,921)	–	(819,955)	(532,389)	–
Class B(a)(b)	–	(6,990)	–	(21,819)	–	–
Class C	(196,747)	(485,026)	–	(215,173)	(7,463)	–
Class R	(81,073)	(207,988)	–	(32,088)	(1,704)	–
Institutional Service Class	(2,207,764)	(4,924,438)	–	(107,247)	(428,552)	–
Institutional Class	(2,057,066)	(315,466)	–	(379,506)	(11,291)	–

Change in net assets from shareholder distributions	(6,138,674)	(9,261,829)	–	(1,575,788)	(981,399)	–

Change in net assets from capital transactions	380,792,802	19,369,893	(37,416,754)	(79,199,217)	(28,933,566)	263,656,180

Change in net assets	407,078,164	16,282,219	(16,219,312)	(68,337,568)	1,987,924	291,091,196

Net Assets:
Beginning of period	431,436,020	415,153,801	181,114,542	249,452,110	332,726,530	41,635,334

End of period	$838,514,184	$431,436,020	$164,895,230	$181,114,542	$334,714,454	$332,726,530

Accumulated net investment income/(loss) at end of period	$5,193,683	$625,742	$(538,660)	$–	$323,475	$–

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Effective October 7, 2011, Class B & Common Class shares of the U.S. Equity Predecessor Fund were exchanged for Class A shares, and the Fund does not offer Class B and Common Class shares.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Small Cap Fund		Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$62,694,464	$61,212,989	$3,926,681	$19,064,682	$1,810,455	$8,122,688
Proceeds from conversion of Class B Shares(a)	–	5,400,264	–	8,218,782	–	2,210,126
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	165,677,933
Dividends reinvested	1,376,578	2,799,950	–	623,874	469,867	–
Cost of shares redeemed(c)	(22,333,271)	(48,062,709)	(19,095,518)	(62,250,180)	(17,627,184)	(21,852,691)

Total Class A	41,737,771	21,350,494	(15,168,837)	(34,342,842)	(15,346,862)	154,158,056

Class B Shares(a)
Proceeds from shares issued	–	7,231	–	22,453	–	11,402
Dividends reinvested	–	3,847	–	16,190	–	–
Cost of shares converted to Class A Shares	–	(5,400,264)	–	(8,218,782)	–	(2,210,126)
Cost of shares redeemed(c)	–	(174,485)	–	(643,471)	–	(266,882)

Total Class B	–	(5,563,671)	–	(8,823,610)	–	(2,465,606)

Class C Shares
Proceeds from shares issued	5,227,394	2,736,654	674,278	2,037,607	211,774	391,830
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	901,712
Dividends reinvested	117,507	278,489	–	125,247	2,753	–
Cost of shares redeemed(c)	(3,667,336)	(10,857,494)	(6,267,796)	(17,271,994)	(1,188,650)	(3,691,611)

Total Class C	1,677,565	(7,842,351)	(5,593,518)	(15,109,140)	(974,123)	(2,398,069)

Class R Shares
Proceeds from shares issued	1,370,189	2,518,413	387,553	1,716,497	38,174	152,096
Dividends reinvested	72,554	182,256	–	6,062	7	–
Cost of shares redeemed(c)	(2,112,471)	(2,468,164)	(1,622,359)	(4,405,899)	(84,442)	(334,000)

Total Class R	(669,728)	232,505	(1,234,806)	(2,683,340)	(46,261)	(181,904)

Institutional Service Class Shares
Proceeds from shares issued	26,759,802	28,100,138	2,236,789	8,019,200	1,637,885	308,591
Proceeds of shares issued in connection with fund merger	3,627,995	–	–	–	–	115,255,456
Dividends reinvested	2,144,155	4,754,995	–	6,427	411,851	–
Cost of shares redeemed(c)	(33,875,088)	(23,466,499)	(4,969,802)	(6,303,847)	(14,221,196)	(723,863)

Total Institutional Service Class	(1,343,136)	9,388,634	(2,733,013)	1,721,780	(12,171,460)	114,840,184

Institutional Class Shares
Proceeds from shares issued	64,359,677	4,591,897	2,552,892	11,009,068	478,054	1,239,505
Proceeds of shares issued in connection with fund merger	281,502,697	–	–	–	–	–
Dividends reinvested	1,983,207	146,242	–	298,918	8,127	–
Cost of shares redeemed(c)	(8,455,251)	(2,933,857)	(15,239,472)	(31,270,051)	(881,041)	(1,535,986)

Total Institutional Class	339,390,330	1,804,282	(12,686,580)	(19,962,065)	(394,860)	(296,481)

Change in net assets from capital transactions:	$380,792,802	$19,369,893	$(37,416,754)	$(79,199,217)	$(28,933,566)	$263,656,180

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(c)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Small Cap Fund		Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	4,700,803	4,425,348	258,416	1,278,537	191,218	838,105
Issued in conversion from Class B Shares(a)	–	393,604	–	518,209	–	227,613
Issued in connection with fund merger	–	–	–	–	–	20,007,315
Reinvested	103,787	210,635	–	40,704	51,347	–
Redeemed	(1,707,785)	(3,601,056)	(1,281,591)	(4,215,711)	(1,873,155)	(2,127,003)

Total Class A Shares	3,096,805	1,428,531	(1,023,175)	(2,378,261)	(1,630,590)	18,946,030

Class B Shares(a)
Issued	–	570	–	1,644	–	1,339
Reinvested	–	306	–	1,176	–	–
Redeemed in conversion to Class A Shares	–	(416,602)	–	(572,307)	–	(247,724)
Redeemed	–	(13,858)	–	(46,831)	–	(31,693)

Total Class B Shares	–	(429,584)	–	(616,318)	–	(278,078)

Class C Shares
Issued	412,437	214,083	50,181	146,778	25,104	45,998
Issued in connection with fund merger	–	–	–	–	–	117,968
Reinvested	9,228	21,881	–	9,005	339	–
Redeemed	(294,918)	(846,435)	(462,740)	(1,271,662)	(138,002)	(434,172)

Total Class C Shares	126,747	(610,471)	(412,559)	(1,115,879)	(112,559)	(270,206)

Class R Shares
Issued	107,710	196,080	27,058	120,944	4,267	17,502
Reinvested	5,710	14,244	–	421	1	–
Redeemed	(170,941)	(192,596)	(116,861)	(306,519)	(9,334)	(36,456)

Total Class R Shares	(57,521)	17,728	(89,803)	(185,154)	(5,066)	(18,954)

Institutional Service Class Shares
Issued	2,006,090	2,042,298	142,813	516,327	168,857	34,448
Issued in connection with fund merger	261,566	–	–	–	–	13,384,931
Reinvested	159,530	351,492	–	405	42,964	–
Redeemed	(2,511,445)	(1,719,171)	(313,153)	(431,406)	(1,448,728)	(323,120)

Total Institutional Service Class Shares	(84,259)	674,619	(170,340)	85,326	(1,236,907)	13,096,259

Institutional Class Shares
Issued	4,822,389	341,778	166,450	708,236	51,704	128,181
Issued in connection with fund merger	20,229,035	–	–	–	–	–
Reinvested	142,442	10,803	–	18,904	844	–
Redeemed	(615,839)	(214,708)	(992,220)	(2,036,807)	(90,175)	(158,658)

Total Institutional Class Shares	24,578,027	137,873	(825,770)	(1,309,667)	(37,627)	(30,477)

Total change in shares:	27,659,799	1,218,696	(2,521,647)	(5,519,953)	(3,022,749)	31,444,574

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity II Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$225,805	$550,278
Net realized gain from investments and foreign currency transactions	2,190,717	5,616,091
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,186,385	1,903,441

Changes in net assets resulting form operations	6,602,907	8,069,810

Distributions to Shareholders From:
Net investment income:
Class A	(177,871)	(466,761)
Class B(a)(b)	–	(106)
Class C	(2,243)	(117)
Common Class(b)	–	(95,539)

Change in net assets from shareholder distributions	(180,114)	(562,523)

Change in net assets from capital transactions	(6,307,938)	(22,718,762)

Change in net assets	114,855	(15,211,475)

Net Assets:
Beginning of period	70,117,151	85,328,626

End of period	$70,232,006	$70,117,151

Accumulated net investment income at end of period	$45,692	$1

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Effective October 7, 2011, Class B & Common Class shares of the U.S. Equity II Predecessor Fund were exchanged for Class A shares, and the Fund does not offer Class B and Common Class shares.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity II Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$863,776	$3,449,039
Proceeds of shares issued in connection with fund merger	–	12,479,061
Dividends reinvested	159,267	419,284
Cost of shares redeemed(c)	(7,208,016)	(20,643,953)

Total Class A	(6,184,973)	(4,296,569)

Class B Shares(a)
Proceeds from shares issued	–	219,666
Cost of shares converted to Class A Shares	–	(1,491,139)
Cost of shares redeemed(c)	–	(1,034,356)

Total Class B	–	(2,305,829)

Class C Shares
Proceeds from shares issued	29,728	44,582
Dividends reinvested	1,496	–
Cost of shares redeemed(c)	(154,189)	(3,345,036)

Total Class C	(122,965)	(3,300,454)

Common Class Shares
Proceeds from shares issued	–	411,928
Dividends reinvested	–	92,909
Cost of shares redeemed in connection with fund merger	–	(10,987,922)
Cost of shares redeemed	–	(2,332,825)

Total Common Class Shares	–	(12,815,910)

Change in net assets from capital transactions:	$(6,307,938)	$(22,718,762)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(c)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Equity II Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	65,867	277,720
Issued in connection with fund merger	–	1,084,730
Reinvested	12,540	36,172
Redeemed	(555,640)	(1,665,723)

Total Class A Shares	(477,233)	(267,101)

Class B Shares(a)
Issued	–	22,264
Redeemed in conversion to Class A Shares	–	(162,957)
Redeemed	–	(104,394)

Total Class B Shares	–	(245,087)

Class C Shares
Issued	2,813	4,252
Reinvested	155	–
Redeemed	(14,748)	(348,787)

Total Class C Shares	(11,780)	(344,535)

Common Class Shares
Issued	–	33,404
Reinvested	–	8,121
Redeemed in connection with fund merger	–	(966,879)
Redeemed	–	(191,669)

Total Common Class Shares	–	(1,117,023)

Total change in shares:	(489,013)	(1,973,746)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

This page intentionally left blank.

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Period Ended April 30, 2012*(g)	$11.26	$0.07	$(0.03)	$0.04	$–	$–	$–	$–	$11.30
Class C Shares
Period Ended April 30, 2012*(g)	11.26	0.05	(0.02)	0.03	–	–	–	–	11.29
Class R Shares
Period Ended April 30, 2012*(g)	11.26	0.06	(0.02)	0.04	–	–	–	–	11.30
Institutional Service Class Shares
Six Months Ended April 30, 2012*	11.34	0.11	0.64	0.75	(0.23)	(0.56)	(0.79)	–	11.30
Year Ended October 31, 2011	11.81	0.23	(0.60)	(0.37)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.21	1.60	1.81	–	–	–	–	11.81
Institutional Class Shares
Six Months Ended April 30, 2012*	11.34	0.10	0.66	0.76	(0.23)	(0.56)	(0.79)	–	11.31
Year Ended October 31, 2011	11.82	0.24	(0.62)	(0.38)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.23	1.59	1.82	–	–	–	–	11.82

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.36%	$21	1.42%	3.59%	1.42%	11.14%

0.27%	10	2.17%	2.84%	2.17%	11.14%

0.36%	10	1.67%	3.34%	1.67%	11.14%

7.73%	2,574	1.23%	1.97%	1.23%	11.14%
(3.20%)	2,584	1.23%	1.95%	1.23%	25.31%
18.10%	2,989	1.23%	1.94%	1.76%	1.15%

7.82%	423,633	1.22%	1.94%	1.22%	11.14%
(3.28%)	434,567	1.23%	2.04%	1.23%	25.31%
18.20%	351,085	1.24%	2.23%	1.30%	1.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 28, 2012 (commencement of operations) through April 30, 2012.
(h)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*	$8.95	$0.04	$1.26	$1.30	$–	$(0.02)	$(0.02)	$10.23
Period Ended October 31, 2011(g)	10.00	0.01	(1.06)	(1.05)	–	–	–	8.95
Class C Shares
Six Months Ended April 30, 2012*	8.93	0.01	1.25	1.26	–	(0.02)	(0.02)	10.17
Period Ended October 31, 2011(g)	10.00	0.01	(1.08)	(1.07)	–	–	–	8.93
Class R Shares
Six Months Ended April 30, 2012*	8.94	0.03	1.28	1.31	(0.01)	(0.02)	(0.03)	10.22
Period Ended October 31, 2011(g)	10.00	0.02	(1.08)	(1.06)	–	–	–	8.94
Institutional Service Class Shares
Six Months Ended April 30, 2012*	8.96	0.05	1.27	1.32	(0.01)	(0.02)	(0.03)	10.25
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	8.96
Institutional Class Shares
Six Months Ended April 30, 2012*	8.96	0.06	1.26	1.32	(0.01)	(0.02)	(0.03)	10.25
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	8.96

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover(f)

14.67%	$178	1.95%	0.89%	3.05%	5.23%
(10.50%)	123	1.95%	0.43%	19.61%	1.68%

14.18%	10	2.70%	0.14%	3.80%	5.23%
(10.70%)	9	2.70%	0.19%	20.48%	1.68%

14.52%	10	2.20%	0.59%	3.30%	5.23%
(10.60%)	9	2.20%	0.69%	19.98%	1.68%

14.81%	11	1.70%	1.16%	2.80%	5.23%
(10.40%)	9	1.70%	1.19%	19.48%	1.68%

14.81%	19,462	1.70%	1.19%	2.80%	5.23%
(10.40%)	1,434	1.70%	1.19%	19.48%	1.68%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$18.81	$0.17	$1.54	$1.71	$(0.17)	$–	$–	$(0.17)	$0.01	$20.36
Year Ended October 31, 2011(f)	20.66	0.21	(1.91)	(1.70)	(0.16)	–	–	(0.16)	0.01	18.81
Year Ended October 31, 2010(f)	16.40	0.14	4.21	4.35	(0.09)	–	–	(0.09)	–	20.66
Year Ended October 31, 2009	9.92	0.12	6.50	6.62	(0.12)	–	(0.02)	(0.14)	–	16.40
Year Ended October 31, 2008	37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	–	9.92
Year Ended October 31, 2007(f)	15.86	0.01	22.07	22.08	(0.05)	(0.92)	–	(0.97)	0.03	37.00
Class C Shares
Six Months Ended April 30, 2012*(f)	18.30	0.09	1.50	1.59	(0.10)	–	–	(0.10)	0.01	19.80
Year Ended October 31, 2011(f)	20.09	0.02	(1.80)	(1.78)	(0.02)	–	–	(0.02)	0.01	18.30
Year Ended October 31, 2010(f)	15.97	0.01	4.11	4.12	–	–	–	–	–	20.09
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	–	(0.02)	(0.07)	–	15.97
Year Ended October 31, 2008	36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	–	9.69
Year Ended October 31, 2007(f)	15.70	(0.16)	21.77	21.61	–	(0.92)	–	(0.92)	0.03	36.42
Class R Shares
Six Months Ended April 30, 2012*(f)	18.62	0.13	1.53	1.66	(0.14)	–	–	(0.14)	0.01	20.15
Year Ended October 31, 2011(f)	20.46	0.14	(1.88)	(1.74)	(0.11)	–	–	(0.11)	0.01	18.62
Year Ended October 31, 2010(f)	16.26	0.17	4.10	4.27	(0.07)	–	–	(0.07)	–	20.46
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	–	(0.02)	(0.13)	–	16.26
Year Ended October 31, 2008	36.78	–	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	–	9.85
Year Ended October 31, 2007(f)	15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	–	(0.93)	0.03	36.78
Institutional Service Class Shares
Six Months Ended April 30, 2012*(f)	18.88	0.19	1.55	1.74	(0.19)	–	–	(0.19)	0.01	20.44
Year Ended October 31, 2011(f)	20.73	0.22	(1.87)	(1.65)	(0.21)	–	–	(0.21)	0.01	18.88
Year Ended October 31, 2010(f)	16.44	0.18	4.25	4.43	(0.14)	–	–	(0.14)	–	20.73
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	–	(0.02)	(0.17)	–	16.44
Year Ended October 31, 2008	37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.94
Year Ended October 31, 2007(f)	15.88	0.06	22.14	22.20	(0.08)	(0.92)	–	(1.00)	0.03	37.11
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	18.90	0.19	1.54	1.73	(0.19)	–	–	(0.19)	0.01	20.45
Year Ended October 31, 2011(f)	20.74	0.25	(1.89)	(1.64)	(0.21)	–	–	(0.21)	0.01	18.90
Year Ended October 31, 2010(f)	16.49	0.18	4.21	4.39	(0.14)	–	–	(0.14)	–	20.74
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	–	(0.02)	(0.16)	–	16.49
Year Ended October 31, 2008	37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.97
Year Ended October 31, 2007(f)	15.91	0.07	22.17	22.24	(0.08)	(0.92)	–	(1.00)	0.03	37.18

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

9.19%	$26,130	1.89%	1.75%	2.09%	16.23%
(8.20%)	25,086	1.89%	1.02%	2.12%	20.44%
26.58%	27,216	1.88%	0.77%	2.18%	27.91%
66.96%	20,812	1.86%	1.00%	2.75%	103.66%
(64.82%)	13,461	1.82%	0.47%	2.06%	122.49%
145.79%	61,791	1.88%	0.06%	1.88%	127.10%

8.79%	9,798	2.62%	0.93%	2.82%	16.23%
(8.78%)	9,161	2.62%	0.11%	2.84%	20.44%
25.74%	14,438	2.62%	0.03%	2.90%	27.91%
65.61%	15,622	2.62%	0.20%	3.46%	103.66%
(65.08%)	7,261	2.56%	(0.32%)	2.79%	122.49%
143.94%	36,340	2.62%	(0.68%)	2.62%	127.10%

9.01%	1,092	2.20%	1.35%	2.39%	16.23%
(8.44%)	930	2.20%	0.71%	2.43%	20.44%
26.30%	578	2.12%	0.95%	2.43%	27.91%
66.59%	151	2.10%	0.82%	2.96%	103.66%
(64.88%)	61	2.06%	0.19%	2.23%	122.49%
144.93%	430	2.13%	(0.27%)	2.13%	127.10%

9.34%	3,719	1.63%	1.92%	1.82%	16.23%
(7.92%)	3,498	1.62%	1.08%	1.84%	20.44%
27.00%	5,138	1.62%	1.03%	1.91%	27.91%
67.29%	4,814	1.62%	1.24%	2.53%	103.66%
(64.72%)	4,058	1.56%	0.55%	1.78%	122.49%
146.46%	21,424	1.62%	0.20%	1.62%	127.10%

9.28%	1,070	1.62%	1.95%	1.82%	16.23%
(7.91%)	1,247	1.62%	1.20%	1.84%	20.44%
26.73%	1,448	1.62%	0.98%	1.87%	27.91%
67.25%	3,391	1.62%	1.30%	2.57%	103.66%
(64.71%)	6,086	1.56%	0.86%	1.86%	122.49%
146.44%	17,182	1.63%	0.29%	1.63%	127.10%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$18.70	$0.07	$1.45	$1.52	$(0.02)	$–	$–	$(0.02)	$–	$20.20
Year Ended October 31, 2011(f)	19.62	0.18	(0.98)	(0.80)	(0.13)	–	–	(0.13)	0.01	18.70
Year Ended October 31, 2010(f)	14.83	0.14	4.77	4.91	(0.12)	–	–	(0.12)	–	19.62
Year Ended October 31, 2009	9.41	0.10	5.41	5.51	(0.07)	–	(0.02)	(0.09)	–	14.83
Year Ended October 31, 2008	27.95	0.13	(14.75)	(14.62)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.41
Year Ended October 31, 2007	17.82	0.06	12.90	12.96	(0.05)	(2.79)	–	(2.84)	0.01	27.95
Class C Shares
Six Months Ended April 30, 2012*(f)	18.05	0.01	1.39	1.40	–	–	–	–	–	19.45
Year Ended October 31, 2011(f)	18.94	0.07	(0.94)	(0.87)	(0.03)	–	–	(0.03)	0.01	18.05
Year Ended October 31, 2010(f)	14.34	0.03	4.61	4.64	(0.04)	–	–	(0.04)	–	18.94
Year Ended October 31, 2009	9.10	0.10	5.14	5.24	–	–	–	–	–	14.34
Year Ended October 31, 2008	27.22	–	(14.29)	(14.29)	–	(3.17)	(0.66)	(3.83)	–	9.10
Year Ended October 31, 2007	17.49	(0.04)	12.55	12.51	–	(2.79)	–	(2.79)	0.01	27.22
Class R Shares
Six Months Ended April 30, 2012*(f)	17.89	0.05	1.39	1.44	(0.01)	–	–	(0.01)	–	19.32
Year Ended October 31, 2011(f)	18.78	0.13	(0.94)	(0.81)	(0.09)	–	–	(0.09)	0.01	17.89
Year Ended October 31, 2010(f)	14.21	0.09	4.57	4.66	(0.09)	–	–	(0.09)	–	18.78
Year Ended October 31, 2009	9.03	0.11	5.13	5.24	(0.04)	–	(0.02)	(0.06)	–	14.21
Year Ended October 31, 2008	27.03	0.11	(14.19)	(14.08)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.03
Year Ended October 31, 2007	17.32	0.03	12.48	12.51	(0.02)	(2.79)	–	(2.81)	0.01	27.03

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

8.12%	$309,373	1.76%	0.73%	1.81%	18.60%
(4.02%)	240,717	1.78%	0.93%	1.79%	13.02%
33.26%	180,228	1.79%	0.84%	1.95%	15.30%
58.67%	104,513	1.77%	0.89%	2.27%	92.99%
(59.99%)	28,684	1.70%	0.61%	1.77%	104.15%
82.20%	102,204	1.76%	0.31%	1.77%	70.09%

7.76%	16,330	2.42%	0.13%	2.47%	18.60%
(4.52%)	11,354	2.42%	0.35%	2.44%	13.02%
32.37%	9,352	2.42%	0.17%	2.58%	15.30%
57.63%	6,453	2.42%	0.65%	3.13%	92.99%
(60.26%)	7,905	2.38%	(0.01%)	2.46%	104.15%
81.04%	21,994	2.42%	(0.35%)	2.43%	70.09%

8.03%	6,292	2.02%	0.52%	2.07%	18.60%
(4.21%)	4,527	2.07%	0.67%	2.09%	13.02%
32.84%	4,497	2.05%	0.57%	2.21%	15.30%
58.08%	3,057	2.17%	0.94%	2.85%	92.99%
(60.03%)	2,031	1.84%	0.79%	2.06%	104.15%
81.85%	1,819	1.98%	0.16%	1.98%	70.09%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Institutional Service Class Shares
Six Months Ended April 30, 2012*	$13.68	$0.08	$1.04	$1.12	$(0.15)	$(0.12)	$(0.27)	$–	$14.53
Year Ended October 31, 2011	14.29	0.22	(0.70)	(0.48)	(0.13)	–	(0.13)	–	13.68
Period Ended October 31, 2010(g)	11.65	0.08	2.78	2.86	(0.22)	–	(0.22)	–	14.29
Institutional Class Shares
Six Months Ended April 30, 2012*	13.70	0.10	1.04	1.14	(0.18)	(0.12)	(0.30)	–	14.54
Year Ended October 31, 2011	14.28	0.26	(0.71)	(0.45)	(0.13)	–	(0.13)	–	13.70
Year Ended October 31, 2010	10.92	0.21	3.37	3.58	(0.22)	–	(0.22)	–	14.28
Year Ended October 31, 2009	6.80	0.16	4.16	4.32	(0.05)	(0.15)	(0.20)	–	10.92
Year Ended October 31, 2008	12.67	0.19	(5.73)	(5.54)	(0.21)	(0.12)	(0.33)	–	6.80
Period Ended October 31, 2007(h)	10.00	0.07	2.60	2.67	–	–	–	–	12.67

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

8.50%	$275,743	1.24%	1.20%	1.25%	0.11%
(3.41%)	248,725	1.21%	1.55%	1.29%	1.51%
25.04%	145,837	0.95%	0.65%	1.04%	1.03%

8.67%	6,272,286	1.01%	1.50%	1.01%	0.11%
(3.14%)	4,562,269	0.95%	1.87%	1.03%	1.51%
33.20%	2,742,864	0.95%	1.70%	1.05%	1.03%
65.59%	982,836	0.95%	1.90%	1.14%	9.00%
(44.80%)	189,074	0.95%	1.80%	1.19%	13.00%
26.70%	227,686	0.95%	1.29%	1.26%	4.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(h)	For the period from May 11, 2007 (commencement of operations) through October 31, 2007.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(g)	$11.17	$(0.10)	$0.46	$0.36	$–	$(0.11)	$–	$(0.11)	$–	$11.42
Year Ended October 31, 2011(g)	11.35	(0.20)	0.02	(0.18)	–	–	–	–	–	11.17
Year Ended October 31, 2010(g)	10.66	(0.18)	0.87	0.69	–	–	–	–	–	11.35
Year Ended October 31, 2009	10.47	(0.16)	0.35	0.19	–	–	–	–	–	10.66
Year Ended October 31, 2008	11.89	(0.02)	(1.38)	(1.40)	(0.01)	–	(0.01)	(0.02)	–	10.47
Year Ended October 31, 2007(g)	10.30	0.14	1.62	1.76	(0.17)	–	–	(0.17)	–	11.89
Class C Shares
Six Months Ended April 30, 2012*(g)	7.97	(0.10)	0.32	0.22	–	(0.11)	–	(0.11)	–	8.08
Year Ended October 31, 2011(g)	8.16	(0.20)	0.01	(0.19)	–	–	–	–	–	7.97
Year Ended October 31, 2010(g)	7.71	(0.19)	0.64	0.45	–	–	–	–	–	8.16
Year Ended October 31, 2009	7.62	(0.17)	0.26	0.09	–	–	–	–	–	7.71
Year Ended October 31, 2008	8.71	(0.07)	(1.02)	(1.09)	–	–	–	–	–	7.62
Year Ended October 31, 2007(g)	7.59	0.05	1.19	1.24	(0.12)	–	–	(0.12)	–	8.71
Class R Shares
Six Months Ended April 30, 2012*(g)	10.88	(0.11)	0.45	0.34	–	(0.11)	–	(0.11)	–	11.11
Year Ended October 31, 2011(g)	11.08	(0.23)	0.03	(0.20)	–	–	–	–	–	10.88
Year Ended October 31, 2010(g)	10.43	(0.22)	0.87	0.65	–	–	–	–	–	11.08
Year Ended October 31, 2009	10.26	(0.18)	0.35	0.17	–	–	–	–	–	10.43
Year Ended October 31, 2008	11.69	(0.02)	(1.40)	(1.42)	–	–	(0.01)	(0.01)	–	10.26
Year Ended October 31, 2007(g)	10.11	0.09	1.60	1.69	(0.11)	–	–	(0.11)	–	11.69
Institutional Service Class Shares
Six Months Ended April 30, 2012*(g)	11.30	(0.09)	0.46	0.37	–	(0.11)	–	(0.11)	–	11.56
Year Ended October 31, 2011(g)	11.47	(0.21)	0.04	(0.17)	–	–	–	–	–	11.30
Period Ended October 31, 2010(g)(h)	10.79	(0.10)	0.78	0.68	–	–	–	–	–	11.47
Institutional Class Shares
Six Months Ended April 30, 2012*(g)	11.33	(0.08)	0.46	0.38	–	(0.11)	–	(0.11)	–	11.60
Year Ended October 31, 2011(g)	11.48	(0.17)	0.02	(0.15)	–	–	–	–	–	11.33
Year Ended October 31, 2010(g)	10.75	(0.15)	0.88	0.73	–	–	–	–	–	11.48
Year Ended October 31, 2009	10.53	(0.14)	0.36	0.22	–	–	–	–	–	10.75
Year Ended October 31, 2008	11.94	0.01	(1.38)	(1.37)	(0.03)	–	(0.01)	(0.04)	–	10.53
Year Ended October 31, 2007(g)	10.34	0.15	1.65	1.80	(0.20)	–	–	(0.20)	–	11.94

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (c)(e)	Portfolio Turnover (f)

3.28%	$83,399	2.33%	(1.74%)	2.33%	0.68%	20.55%
(1.58%)	93,352	2.32%	(1.75%)	2.40%	0.63%	62.65%
6.57%	105,897	2.15%	(1.61%)	2.15%	0.43%	152.09%
1.81%	116,575	2.29%	(1.56%)	3.01%	0.55%	359.27%
(11.77%)	90,320	2.14%	(0.29%)	2.60%	0.41%	574.27%
17.26%	45,037	2.53%	1.25%	2.69%	0.69%	608.98%

2.83%	15,923	3.04%	(2.44%)	3.04%	0.68%	20.55%
(2.33%)	17,345	3.04%	(2.47%)	3.13%	0.62%	62.65%
5.84%	23,685	2.88%	(2.35%)	2.88%	0.43%	152.09%
1.18%	27,523	3.01%	(2.27%)	3.75%	0.55%	359.27%
(12.49%)	31,287	2.87%	(0.95%)	3.33%	0.41%	574.27%
16.44%	24,768	3.24%	0.57%	3.39%	0.69%	608.98%

3.18%	2,073	2.54%	(1.95%)	2.54%	0.68%	20.55%
(1.81%)	2,245	2.61%	(2.07%)	2.68%	0.67%	62.65%
6.23%	1,477	2.51%	(2.05%)	2.51%	0.51%	152.09%
1.66%	100	2.51%	(1.78%)	3.22%	0.55%	359.27%
(12.18%)	76	2.46%	(0.93%)	3.30%	0.41%	574.27%
16.78%	1	2.88%	0.85%	3.08%	0.69%	608.98%

3.33%	7,976	2.25%	(1.66%)	2.25%	0.68%	20.55%
(1.48%)	8,380	2.37%	(1.90%)	2.40%	0.77%	62.65%
6.30%	965	2.04%	(1.53%)	2.04%	0.43%	152.09%

3.41%	426,534	2.04%	(1.44%)	2.04%	0.68%	20.55%
(1.31%)	382,920	2.06%	(1.50%)	2.14%	0.64%	62.65%
6.79%	321,696	1.88%	(1.36%)	1.88%	0.43%	152.09%
2.09%	146,026	1.98%	(1.30%)	2.60%	0.55%	359.27%
(11.55%)	14,230	1.86%	0.09%	2.25%	0.41%	574.27%
17.60%	23,894	2.25%	1.40%	2.43%	0.69%	608.98%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from November 2, 2009 (commencement of operations) through October 31, 2010.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$11.14	$0.15	$0.73	$0.88	$(0.10)	$–	$(0.10)	$–	$11.92
Year Ended October 31, 2011(f)	11.00	0.22	0.13	0.35	(0.21)	–	(0.21)	–	11.14
Year Ended October 31, 2010(f)	9.82	0.16	1.19	1.35	(0.17)	–	(0.17)	–	11.00
Year Ended October 31, 2009(f)	8.54	0.15	1.28	1.43	(0.15)	–	(0.15)	–	9.82
Year Ended October 31, 2008	15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	–	8.54
Year Ended October 31, 2007	11.62	–	3.77	3.77	(0.03)	–	(0.03)	0.01	15.37
Class C Shares
Six Months Ended April 30, 2012*(f)	10.63	0.11	0.70	0.81	(0.06)	–	(0.06)	–	11.38
Year Ended October 31, 2011(f)	10.50	0.13	0.13	0.26	(0.13)	–	(0.13)	–	10.63
Year Ended October 31, 2010(f)	9.39	0.08	1.14	1.22	(0.11)	–	(0.11)	–	10.50
Year Ended October 31, 2009(f)	8.17	0.10	1.22	1.32	(0.10)	–	(0.10)	–	9.39
Year Ended October 31, 2008	14.78	(0.09)	(6.52)	(6.61)	–	–	–	–	8.17
Year Ended October 31, 2007	11.22	(0.07)	3.62	3.55	–	–	–	0.01	14.78
Class R Shares
Six Months Ended April 30, 2012*(f)	10.78	0.16	0.69	0.85	(0.09)	–	(0.09)	–	11.54
Year Ended October 31, 2011(f)	10.65	0.18	0.13	0.31	(0.18)	–	(0.18)	–	10.78
Year Ended October 31, 2010(f)	9.51	0.14	1.16	1.30	(0.16)	–	(0.16)	–	10.65
Year Ended October 31, 2009(f)	8.27	0.13	1.24	1.37	(0.13)	–	(0.13)	–	9.51
Year Ended October 31, 2008	14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	–	8.27
Year Ended October 31, 2007	11.30	–	3.62	3.62	(0.02)	–	(0.02)	0.01	14.91
Institutional Service Class Shares
Period Ended April 30, 2012*(f)(g)	10.56	0.14	1.30	1.44	(0.07)	–	(0.07)	–	11.93
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	11.15	0.16	0.75	0.91	(0.12)	–	(0.12)	–	11.94
Year Ended October 31, 2011(f)	11.01	0.26	0.12	0.38	(0.24)	–	(0.24)	–	11.15
Year Ended October 31, 2010(f)	9.82	0.13	1.26	1.39	(0.20)	–	(0.20)	–	11.01
Period from July 1, 2009 through October 31, 2009(f)(h)	8.38	0.03	1.44	1.47	(0.03)	–	(0.03)	–	9.82
Period from November 1, 2008 through April 22, 2009(f)(h)	8.67	0.09	(1.31)	(1.22)	(0.05)	–	(0.05)	–	7.40
Year Ended October 31, 2008	15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	–	8.67
Year Ended October 31, 2007	11.78	0.03	3.84	3.87	(0.05)	–	(0.05)	0.01	15.61

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

7.96%	$35,991	1.50%	2.65%	1.83%	26.52%
3.12%	25,480	1.61%	1.89%	1.83%	25.44%
13.97%	27,691	1.61%	1.56%	1.96%	23.44%
17.13%	29,014	1.64%	1.88%	2.58%	155.38%
(44.28%)	28,598	1.52%	0.36%	1.71%	241.73%
32.61%	61,525	1.58%	0.02%	1.58%	257.25%

7.66%	3,721	2.21%	1.94%	2.55%	26.52%
2.43%	2,437	2.32%	1.18%	2.54%	25.44%
13.17%	3,017	2.32%	0.85%	2.67%	23.44%
16.35%	3,880	2.32%	1.22%	3.25%	155.38%
(44.72%)	5,218	2.25%	(0.40%)	2.38%	241.73%
31.73%	21,935	2.32%	(0.80%)	2.32%	257.25%

7.93%	2,133	1.71%	2.85%	2.05%	26.52%
2.85%	595	1.82%	1.59%	2.04%	25.44%
13.82%	838	1.82%	1.46%	2.18%	23.44%
16.88%	714	1.83%	1.68%	2.78%	155.38%
(44.42%)	762	1.77%	0.15%	2.00%	241.73%
32.16%	1,048	1.84%	(0.70%)	1.85%	257.25%

13.60%	1	1.18%	3.24%	1.51%	26.52%

8.21%	11,390	1.22%	2.89%	1.55%	26.52%
3.40%	10,491	1.32%	2.29%	1.54%	25.44%
14.35%	3,925	1.32%	1.30%	1.69%	23.44%

17.49%	1	1.32%	1.01%	2.19%	155.38%

(14.05%)	–	1.32%	2.60%	2.25%	155.38%
(44.16%)	1	1.26%	0.62%	1.42%	241.73%
33.01%	2	1.32%	0.26%	1.32%	257.25%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 19, 2011 (commencement of operations) through April 30, 2012.
(h)	There were no shareholders in the class for the period from April 23, 2009 through June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$16.23	$0.03	$0.57	$0.60	$(0.05)	$–	$(0.05)	$–	$16.78
Year Ended October 31, 2011(f)	16.60	0.17	(0.41)	(0.24)	(0.13)	–	(0.13)	–	16.23
Year Ended October 31, 2010(f)	15.02	(0.01)	1.59	1.58	–	–	–	–	16.60
Year Ended October 31, 2009	12.69	0.06	2.34	2.40	(0.05)	(0.02)	(0.07)	–	15.02
Year Ended October 31, 2008	25.35	0.03	(8.14)	(8.11)	(0.06)	(4.49)	(4.55)	–	12.69
Year Ended October 31, 2007	20.31	(0.03)	7.88	7.85	–	(2.82)	(2.82)	0.01	25.35
Class C Shares
Six Months Ended April 30, 2012*(f)	15.50	(0.02)	0.53	0.51	(0.03)	–	(0.03)	–	15.98
Year Ended October 31, 2011(f)	15.86	0.04	(0.38)	(0.34)	(0.02)	–	(0.02)	–	15.50
Year Ended October 31, 2010(f)	14.44	(0.10)	1.52	1.42	–	–	–	–	15.86
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	–	14.44
Year Ended October 31, 2008	24.70	(0.15)	(7.82)	(7.97)	–	(4.49)	(4.49)	–	12.24
Year Ended October 31, 2007	19.98	(0.17)	7.70	7.53	–	(2.82)	(2.82)	0.01	24.70
Class R Shares
Six Months Ended April 30, 2012*(f)	15.99	0.02	0.55	0.57	(0.04)	–	(0.04)	–	16.52
Year Ended October 31, 2011(f)	16.36	0.13	(0.40)	(0.27)	(0.10)	–	(0.10)	–	15.99
Year Ended October 31, 2010(f)	14.82	(0.03)	1.57	1.54	–	–	–	–	16.36
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	–	14.82
Year Ended October 31, 2008	25.10	(0.01)	(8.04)	(8.05)	(0.03)	(4.49)	(4.52)	–	12.53
Year Ended October 31, 2007	20.19	(0.06)	7.78	7.72	–	(2.82)	(2.82)	0.01	25.10
Institutional Service Class Shares
Six Months Ended April 30, 2012*(f)	16.43	0.06	0.58	0.64	(0.08)	–	(0.08)	–	16.99
Year Ended October 31, 2011(f)	16.81	0.19	(0.38)	(0.19)	(0.19)	–	(0.19)	–	16.43
Year Ended October 31, 2010(f)	15.15	0.05	1.61	1.66	–	–	–	–	16.81
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	–	15.15
Year Ended October 31, 2008	25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	–	12.81
Year Ended October 31, 2007	20.39	–	7.95	7.95	–	(2.82)	(2.82)	0.01	25.53
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	16.47	0.05	0.58	0.63	(0.08)	–	(0.08)	–	17.02
Year Ended October 31, 2011(f)	16.85	0.23	(0.42)	(0.19)	(0.19)	–	(0.19)	–	16.47
Year Ended October 31, 2010(f)	15.19	0.05	1.61	1.66	–	–	–	–	16.85
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	–	15.19
Year Ended October 31, 2008	25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	–	12.83
Year Ended October 31, 2007	20.41	0.02	7.95	7.97	–	(2.82)	(2.82)	0.01	25.57

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

3.72%	$32,122	1.49%	0.37%	1.51%	4.09%
(1.45%)	34,936	1.45%	0.96%	1.49%	6.30%
10.52%	52,490	1.42%	(0.05%)	1.42%	105.24%
19.03%	56,663	1.56%	0.42%	1.76%	90.12%
(39.68%)	43,189	1.33%	0.01%	1.33%	137.42%
43.54%	38,497	1.44%	(0.19%)	1.44%	188.25%

3.32%	7,203	2.16%	(0.30%)	2.18%	4.09%
(2.17%)	8,353	2.13%	0.24%	2.16%	6.30%
9.83%	14,501	2.08%	(0.69%)	2.08%	105.24%
18.29%	12,758	2.16%	(0.19%)	2.37%	90.12%
(40.10%)	8,224	2.04%	(0.69%)	2.05%	137.42%
42.55%	14,273	2.16%	(0.90%)	2.16%	188.25%

3.60%	5,557	1.70%	0.20%	1.72%	4.09%
(1.69%)	5,677	1.67%	0.73%	1.71%	6.30%
10.39%	8,841	1.60%	(0.20%)	1.60%	105.24%
18.85%	6,034	1.66%	0.32%	1.87%	90.12%
(39.80%)	4,135	1.56%	(0.19%)	1.58%	137.42%
43.11%	2,704	1.73%	(0.52%)	1.73%	188.25%

3.90%	1,543	1.18%	0.69%	1.20%	4.09%
(1.18%)	1,564	1.12%	1.09%	1.16%	6.30%
10.96%	3,271	1.08%	0.30%	1.08%	105.24%
19.45%	3,318	1.16%	0.80%	1.36%	90.12%
(39.52%)	2,119	1.06%	0.27%	1.08%	137.42%
43.92%	1,339	1.19%	0.04%	1.19%	188.25%

3.84%	5,747	1.16%	0.65%	1.18%	4.09%
(1.17%)	9,968	1.12%	1.32%	1.16%	6.30%
10.93%	12,686	1.08%	0.33%	1.08%	105.24%
19.51%	10,567	1.16%	0.85%	1.38%	90.12%
(39.54%)	15,710	1.04%	0.33%	1.06%	137.42%
43.99%	20,768	1.16%	0.11%	1.16%	188.25%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares(g)
Six Months Ended April 30, 2012*	$21.68	$0.07	$2.45	$2.52	$(0.35)	$–	$(0.35)	$–	$23.85
Year Ended October 31, 2011	21.67	0.31	(0.14)	0.17	(0.16)	–	(0.16)	–	21.68
Year Ended October 31, 2010	15.73	0.16	5.78	5.94	–	–	–	–	21.67
Year Ended October 31, 2009	13.16	(0.01)	2.71	2.70	(0.08)	(0.05)	(0.13)	–	15.73
Year Ended October 31, 2008	26.02	0.08	(12.75)	(12.67)	(0.19)	–	(0.19)	–	13.16
Year Ended October 31, 2007	23.19	0.15	2.68	2.83	–	–	–	–	26.02
Class C Shares
Six Months Ended April 30, 2012*	20.46	(0.01)	2.34	2.33	(0.19)	–	(0.19)	–	22.60
Year Ended October 31, 2011	20.47	0.17	(0.16)	0.01	(0.02)	–	(0.02)	–	20.46
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	–	–	–	–	20.47
Year Ended October 31, 2009	12.57	(0.08)	2.56	2.48	(0.03)	(0.05)	(0.08)	–	14.97
Year Ended October 31, 2008	24.84	(0.08)	(12.19)	(12.27)	–	–	–	–	12.57
Year Ended October 31, 2007	22.31	(0.06)	2.59	2.53	–	–	–	–	24.84
Class R Shares(h)
Six Months Ended April 30, 2012*	20.95	0.04	2.36	2.40	(0.29)	–	(0.29)	–	23.06
Year Ended October 31, 2011	20.98	0.24	(0.13)	0.11	(0.14)	–	(0.14)	–	20.95
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	–	–	–	–	20.98
Year Ended October 31, 2009	12.76	(0.02)	2.60	2.58	(0.03)	(0.05)	(0.08)	–	15.26
Year Ended October 31, 2008	25.23	0.02	(12.37)	(12.35)	(0.12)	–	(0.12)	–	12.76
Year Ended October 31, 2007	22.54	0.05	2.64	2.69	–	–	–	–	25.23
Institutional Service Class Shares
Six Months Ended April 30, 2012*	21.74	0.11	2.44	2.55	(0.42)	–	(0.42)	–	23.87
Year Ended October 31, 2011	21.60	0.24	0.11	0.35	(0.21)	–	(0.21)	–	21.74
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	–	–	–	–	21.60
Period Ended October 31, 2009(i)	16.23	(0.01)	(0.48)	(0.49)	–	–	–	–	15.74
Institutional Class Shares
Six Months Ended April 30, 2012*	21.72	0.15	2.40	2.55	(0.42)	–	(0.42)	–	23.85
Year Ended October 31, 2011	21.69	0.38	(0.14)	0.24	(0.21)	–	(0.21)	–	21.72
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	–	–	–	–	21.69
Period Ended October 31, 2009(j)	13.91	–	1.84	1.84	–	–	–	–	15.75

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

11.91%	$53,154	1.59%	0.66%	2.11%	12.86%
0.76%	50,797	1.56%	1.38%	2.04%	21.77%
37.76%	55,746	1.55%	0.88%	2.35%	36.05%
20.80%	46,225	1.55%	(0.09%)	2.60%	184.14%
(49.01%)	15,101	1.56%	0.37%	2.57%	139.00%
12.20%	37,316	1.65%	0.58%	2.21%	98.00%

11.54%	251	2.30%	(0.06%)	2.82%	12.86%
0.04%	240	2.30%	0.79%	2.74%	21.77%
36.74%	171	2.30%	0.13%	3.09%	36.05%
19.96%	179	2.30%	(0.66%)	3.67%	184.14%
(49.40%)	184	2.31%	(0.41%)	3.33%	139.00%
11.34%	502	2.40%	(0.24%)	2.96%	98.00%

11.75%	211	1.89%	0.42%	2.41%	12.86%
0.53%	184	1.85%	1.09%	2.34%	21.77%
37.48%	153	1.80%	0.50%	2.60%	36.05%
20.45%	127	1.82%	(0.16%)	3.37%	184.14%
(49.14%)	224	1.81%	0.11%	2.90%	139.00%
11.93%	841	1.90%	0.23%	2.46%	98.00%

12.11%	41	1.30%	1.01%	1.81%	12.86%
0.98%	34	1.30%	1.11%	1.80%	21.77%
38.06%	1	1.30%	1.13%	2.02%	36.05%
(3.02%)	1	1.42%	(0.38%)	1.45%	184.14%

12.12%	5,478	1.30%	1.33%	1.81%	12.86%
1.03%	3,210	1.30%	1.70%	1.74%	21.77%
37.78%	25	1.30%	1.09%	2.15%	36.05%
13.23%	1	1.35%	(0.07%)	1.96%	184.14%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Prior to July 20, 2009, these shares were the Common Shares of the Predecessor Fund.
(h)	Prior to July 20, 2009, these shares were the Advisor Shares of the Predecessor Fund.
(i)	For the period from September 16, 2009 (commencement of operations) through October 31, 2009.
(j)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$13.00	$0.20	$0.57	$0.77	$(0.11)	$–	$–	$(0.11)	$–	$13.66
Year Ended October 31, 2011(f)	13.02	0.30	(0.04)	0.26	(0.28)	–	–	(0.28)	–	13.00
Year Ended October 31, 2010(f)	11.37	0.21	1.66	1.87	(0.22)	–	–	(0.22)	–	13.02
Year Ended October 31, 2009(f)	9.36	0.18	2.00	2.18	(0.17)	–	–	(0.17)	–	11.37
Year Ended October 31, 2008	18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	–	9.36
Year Ended October 31, 2007	13.35	0.03	6.02	6.05	(0.03)	(0.50)	–	(0.53)	–	18.87
Class C Shares
Six Months Ended April 30, 2012*(f)	12.35	0.14	0.56	0.70	(0.09)	–	–	(0.09)	–	12.96
Year Ended October 31, 2011(f)	12.38	0.19	(0.03)	0.16	(0.19)	–	–	(0.19)	–	12.35
Year Ended October 31, 2010(f)	10.84	0.12	1.58	1.70	(0.16)	–	–	(0.16)	–	12.38
Year Ended October 31, 2009(f)	8.93	0.12	1.90	2.02	(0.11)	–	–	(0.11)	–	10.84
Year Ended October 31, 2008	18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	–	8.93
Year Ended October 31, 2007	12.90	(0.05)	5.75	5.70	–	(0.50)	–	(0.50)	–	18.10
Class R Shares
Six Months Ended April 30, 2012*(f)	12.49	0.17	0.56	0.73	(0.11)	–	–	(0.11)	–	13.11
Year Ended October 31, 2011(f)	12.51	0.25	(0.01)	0.24	(0.26)	–	–	(0.26)	–	12.49
Year Ended October 31, 2010(f)	10.95	0.18	1.59	1.77	(0.21)	–	–	(0.21)	–	12.51
Year Ended October 31, 2009(f)	9.02	0.07	2.02	2.09	(0.16)	–	–	(0.16)	–	10.95
Year Ended October 31, 2008	18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	–	9.02
Year Ended October 31, 2007	12.95	–	5.82	5.82	(0.03)	(0.50)	–	(0.53)	–	18.24
Institutional Service Class Shares
Six Months Ended April 30, 2012*(f)	13.25	0.20	0.59	0.79	(0.12)	–	–	(0.12)	–	13.92
Year Ended October 31, 2011(f)	13.26	0.33	(0.04)	0.29	(0.30)	–	–	(0.30)	–	13.25
Year Ended October 31, 2010(f)	11.58	0.24	1.69	1.93	(0.25)	–	–	(0.25)	–	13.26
Year Ended October 31, 2009(f)	9.54	0.13	2.12	2.25	(0.21)	–	–	(0.21)	–	11.58
Year Ended October 31, 2008	19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	–	9.54
Year Ended October 31, 2007	13.55	0.07	6.12	6.19	(0.05)	(0.50)	–	(0.55)	–	19.19
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	13.29	0.38	0.43	0.81	(0.13)	–	–	(0.13)	–	13.97
Year Ended October 31, 2011(f)	13.30	0.34	(0.03)	0.31	(0.32)	–	–	(0.32)	–	13.29
Year Ended October 31, 2010(f)	11.59	0.29	1.65	1.94	(0.23)	–	–	(0.23)	–	13.30
Year Ended October 31, 2009(f)	9.53	0.24	2.03	2.27	(0.21)	–	–	(0.21)	–	11.59
Year Ended October 31, 2008	19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	–	9.53
Year Ended October 31, 2007	13.55	0.08	6.11	6.19	(0.05)	(0.50)	–	(0.55)	–	19.19

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

6.02%	$208,754	1.46%	3.02%	1.46%	5.01%
1.96%	158,454	1.57%	2.22%	1.57%	22.15%
16.73%	140,052	1.57%	1.73%	1.58%	22.61%
23.64%	146,312	1.59%	1.95%	1.87%	135.26%
(48.64%)	179,247	1.48%	0.86%	1.55%	138.64%
46.74%	163,800	1.57%	0.21%	1.57%	135.54%

5.65%	31,366	2.11%	2.24%	2.11%	5.01%
1.29%	28,322	2.24%	1.48%	2.24%	22.15%
15.88%	35,944	2.24%	1.06%	2.25%	22.61%
22.91%	37,587	2.24%	1.30%	2.52%	135.26%
(49.02%)	44,374	2.19%	0.11%	2.25%	138.64%
45.59%	61,851	2.26%	(0.46%)	2.26%	135.54%

5.85%	10,162	1.66%	2.65%	1.66%	5.01%
1.87%	10,395	1.75%	1.97%	1.75%	22.15%
16.39%	10,195	1.74%	1.55%	1.75%	22.61%
23.49%	10,209	1.75%	0.66%	1.86%	135.26%
(48.79%)	720	1.71%	0.58%	1.78%	138.64%
46.37%	725	1.80%	(0.17%)	1.80%	135.54%

6.09%	229,768	1.24%	3.07%	1.24%	5.01%
2.19%	219,773	1.37%	2.38%	1.37%	22.15%
16.91%	211,007	1.36%	1.98%	1.36%	22.61%
24.04%	163,396	1.28%	1.23%	1.39%	135.26%
(48.54%)	11,548	1.18%	1.09%	1.34%	138.64%
47.13%	7,256	1.24%	0.47%	1.24%	135.54%

6.14%	358,464	1.04%	5.48%	1.04%	5.01%
2.32%	14,491	1.24%	2.50%	1.24%	22.15%
16.97%	12,669	1.24%	2.41%	1.23%	22.61%
24.22%	9,484	1.24%	2.47%	1.51%	135.26%
(48.48%)	7,809	1.17%	1.09%	1.28%	138.64%
47.13%	9,125	1.24%	0.54%	1.24%	135.54%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Capital Contri- butions from Advisor/ Custodian	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$14.06	$(0.04)	$1.89	$1.85	$–	$–	$–	$–	$–	$–	$15.91
Year Ended October 31, 2011(f)	13.65	0.04	0.47	0.51	(0.10)	–	–	(0.10)	–	–	14.06
Year Ended October 31, 2010(f)	10.77	(0.07)	2.95	2.88	–	–	–	–	–	–	13.65
Year Ended October 31, 2009	9.63	0.01	1.14	1.15	–	–	(0.01)	(0.01)	–	–	10.77
Year Ended October 31, 2008	22.50	0.06	(8.54)	(8.48)	(0.05)	(4.34)	–	(4.39)	–	–	9.63
Year Ended October 31, 2007	21.30	0.03	2.16	2.19	(0.13)	(0.89)	–	(1.02)	0.02	0.01	22.50
Class C Shares
Six Months Ended April 30, 2012*(f)	12.73	(0.08)	1.71	1.63	–	–	–	–	–	–	14.36
Year Ended October 31, 2011(f)	12.42	(0.05)	0.42	0.37	(0.06)	–	–	(0.06)	–	–	12.73
Year Ended October 31, 2010(f)	9.86	(0.14)	2.70	2.56	–	–	–	–	–	–	12.42
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	–	–	–	–	–	–	9.86
Year Ended October 31, 2008	21.16	(0.06)	(7.90)	(7.96)	–	(4.34)	–	(4.34)	–	–	8.86
Year Ended October 31, 2007	20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	–	(0.92)	0.02	0.01	21.16
Class R Shares
Six Months Ended April 30, 2012*(f)	13.21	(0.05)	1.77	1.72	–	–	–	–	–	–	14.93
Year Ended October 31, 2011(f)	12.84	0.03	0.42	0.45	(0.08)	–	–	(0.08)	–	–	13.21
Year Ended October 31, 2010(f)	10.16	(0.09)	2.77	2.68	–	–	–	–	–	–	12.84
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	–	–	–	–	–	–	10.16
Year Ended October 31, 2008	21.51	0.02	(8.08)	(8.06)	(0.04)	(4.34)	–	(4.38)	–	–	9.07
Year Ended October 31, 2007	20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	–	(0.99)	0.02	0.01	21.51
Institutional Service Class Shares
Six Months Ended April 30, 2012*(f)	14.56	(0.02)	1.96	1.94	–	–	–	–	–	–	16.50
Year Ended October 31, 2011(f)	14.10	0.06	0.51	0.57	(0.11)	–	–	(0.11)	–	–	14.56
Year Ended October 31, 2010(f)	11.10	(0.04)	3.04	3.00	–	–	–	–	–	–	14.10
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	–	–	(0.04)	(0.04)	–	–	11.10
Year Ended October 31, 2008	22.97	0.11	(8.77)	(8.66)	(0.08)	(4.34)	–	(4.42)	–	–	9.89
Year Ended October 31, 2007	21.72	0.08	2.19	2.27	(0.16)	(0.89)	–	(1.05)	0.02	0.01	22.97
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	14.53	(0.02)	1.95	1.93	–	–	–	–	–	–	16.46
Year Ended October 31, 2011(f)	14.07	0.10	0.47	0.57	(0.11)	–	–	(0.11)	–	–	14.53
Year Ended October 31, 2010(f)	11.08	(0.03)	3.02	2.99	–	–	–	–	–	–	14.07
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	–	–	(0.04)	(0.04)	–	–	11.08
Year Ended October 31, 2008	22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	–	(4.42)	–	–	9.90
Year Ended October 31, 2007	21.73	0.13	2.17	2.30	(0.18)	(0.89)	–	(1.07)	0.02	0.01	22.99

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

13.16%		$88,010	1.48%	(0.59%)	1.61%	9.76%
3.65%		92,187	1.44%	0.28%	1.59%	41.48%
26.74%		121,975	1.35%	(0.57%)	1.65%	24.37%
12.02%		100,062	1.35%	(0.09%)	2.02%	146.24%
(45.56%)		231,150	1.40%	0.34%	1.52%	158.57%
10.60	%(g)	760,257	1.34%	0.16%	1.34%	214.83%

12.80%		33,980	2.15%	(1.25%)	2.28%	9.76%
2.94%		35,391	2.11%	(0.33%)	2.26%	41.48%
25.96%		48,374	2.04%	(1.27%)	2.35%	24.37%
11.29%		46,698	2.04%	(0.83%)	2.75%	146.24%
(45.97%)		66,081	2.10%	(0.36%)	2.21%	158.57%
9.79	%(g)	242,038	2.05%	(0.56%)	2.05%	214.83%

13.02%		2,430	1.69%	(0.73%)	1.83%	9.76%
3.45%		3,336	1.65%	0.18%	1.80%	41.48%
26.38%		5,622	1.55%	(0.78%)	1.85%	24.37%
12.02%		4,563	1.45%	(0.35%)	2.17%	146.24%
(45.71%)		4,825	1.59%	0.11%	1.74%	158.57%
10.28	%(g)	9,193	1.62%	(0.15%)	1.62%	214.83%

13.32%		14,298	1.15%	(0.24%)	1.28%	9.76%
4.00%		15,100	1.12%	0.40%	1.26%	41.48%
27.03%		13,422	1.04%	(0.31%)	1.35%	24.37%
12.79%		14,358	0.77%	0.35%	1.49%	146.24%
(45.44%)		14,009	1.11%	0.65%	1.24%	158.57%
10.77	%(g)	39,345	1.14%	0.38%	1.14%	214.83%

13.28%		26,177	1.15%	(0.20%)	1.28%	9.76%
4.01%		35,100	1.11%	0.67%	1.26%	41.48%
26.99%		52,428	1.04%	(0.20%)	1.29%	24.37%
12.47%		10,354	1.04%	0.23%	1.76%	146.24%
(45.43%)		26,454	1.09%	0.71%	1.24%	158.57%
10.88	%(g)	70,111	1.04%	0.36%	1.05%	214.83%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$9.04	$0.03	$0.87	$0.90	$(0.03)	$–	$(0.03)	$–	$9.91
Year Ended October 31, 2011(f)	8.64	(0.01)	0.41	0.40	–	–	–	–	9.04
Year Ended October 31, 2010(f)	7.60	(0.01)	1.05	1.04	–	–	–	–	8.64
Year Ended October 31, 2009	6.49	(0.02)	1.13	1.11	–	–	–	–	7.60
Year Ended October 31, 2008	12.36	(0.07)	(4.04)	(4.11)	–	(1.76)	(1.76)	–	6.49
Year Ended October 31, 2007	9.57	(0.08)	2.87	2.79	–	–	–	–	12.36
Class C Shares
Six Months Ended April 30, 2012*(f)	8.34	–	0.80	0.80	(0.01)	–	(0.01)	–	9.13
Year Ended October 31, 2011(f)	8.02	(0.06)	0.38	0.32	–	–	–	–	8.34
Year Ended October 31, 2010(f)	7.10	(0.05)	0.97	0.92	–	–	–	–	8.02
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	–	–	–	–	7.10
Year Ended October 31, 2008	11.80	(0.13)	(3.82)	(3.95)	–	(1.76)	(1.76)	–	6.09
Year Ended October 31, 2007	9.19	(0.15)	2.76	2.61	–	–	–	–	11.80
Class R Shares
Six Months Ended April 30, 2012*(f)	8.67	0.02	0.84	0.86	(0.02)	–	(0.02)	–	9.51
Year Ended October 31, 2011(f)	8.31	(0.01)	0.37	0.36	–	–	–	–	8.67
Year Ended October 31, 2010(f)	7.32	(0.02)	1.01	0.99	–	–	–	–	8.31
Year Ended October 31, 2009	6.23	–	1.09	1.09	–	–	–	–	7.32
Year Ended October 31, 2008	11.97	(0.08)	(3.90)	(3.98)	–	(1.76)	(1.76)	–	6.23
Year Ended October 31, 2007	9.29	(0.10)	2.78	2.68	–	–	–	–	11.97
Institutional Service Class Shares
Six Months Ended April 30, 2012*(f)	9.40	0.05	0.90	0.95	(0.03)	–	(0.03)	–	10.32
Period Ended October 31, 2011(f)(g)	8.61	–	0.79	0.79	–	–	–	–	9.40
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	9.40	0.05	0.90	0.95	(0.03)	–	(0.03)	–	10.32
Year Ended October 31, 2011(f)	8.96	0.03	0.41	0.44	–	–	–	–	9.40
Year Ended October 31, 2010(f)	7.85	0.03	1.08	1.11	–	–	–	–	8.96
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	–	–	–	–	7.85
Year Ended October 31, 2008	12.64	(0.02)	(4.19)	(4.21)	–	(1.76)	(1.76)	–	6.67
Year Ended October 31, 2007	9.75	(0.04)	2.93	2.89	–	–	–	–	12.64

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

9.93%	$198,986	1.15%	0.72%	1.21%	11.91%
4.63%	196,095	1.41%	(0.07%)	1.70%	48.65%
13.68%	23,810	1.56%	(0.06%)	1.73%	29.02%
17.10%	31,871	1.59%	(0.23%)	2.06%	173.05%
(38.63%)	39,294	1.52%	(0.63%)	1.59%	364.06%
29.29%	84,973	1.50%	(0.69%)	1.51%	334.26%

9.57%	9,227	1.90%	(0.03%)	1.96%	11.91%
3.99%	9,364	2.19%	(0.65%)	2.44%	48.65%
12.96%	11,179	2.21%	(0.71%)	2.37%	29.02%
16.58%	13,512	2.21%	(0.85%)	2.69%	173.05%
(39.18%)	16,889	2.21%	(1.32%)	2.29%	364.06%
28.40%	34,820	2.21%	(1.40%)	2.21%	334.26%

9.91%	900	1.40%	0.47%	1.46%	11.91%
4.33%	865	1.70%	(0.15%)	1.95%	48.65%
13.52%	986	1.71%	(0.23%)	1.88%	29.02%
17.50%	811	1.34%	0.01%	1.82%	173.05%
(38.83%)	922	1.71%	(0.83%)	1.80%	364.06%
28.85%	1,734	1.81%	(1.02%)	1.81%	334.26%

10.18%	122,335	0.90%	0.97%	0.96%	11.91%
9.18%	123,074	0.90%	0.00%	1.13%	48.65%

10.18%	3,267	0.90%	0.97%	0.96%	11.91%
4.91%	3,330	1.19%	0.35%	1.44%	48.65%
14.14%	3,446	1.21%	0.32%	1.37%	29.02%
17.69%	6,518	1.21%	0.19%	1.68%	173.05%
(38.56%)	4,200	1.21%	(0.30%)	1.30%	364.06%
29.64%	4,736	1.21%	(0.39%)	1.22%	334.26%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 7, 2011 (commencement of operations) through October 31, 2011.

2012 Semiannual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity II Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*	$12.57	$0.04	$1.22	$1.26	$(0.03)	$–	$–	$(0.03)	$–	$13.80
Year Ended October 31, 2011(g)	11.51	0.11	1.05	1.16	(0.10)	–	–	(0.10)	–	12.57
Year Ended October 31, 2010	9.22	(0.03)	2.32	2.29	–	–	–	–	–	11.51
Year Ended October 31, 2009	9.32	(0.01)	(0.08)	(0.09)	–	–	(0.01)	(0.01)	–	9.22
Year Ended October 31, 2008	22.57	0.01	(5.60)	(5.59)	–	(7.66)	–	(7.66)	–	9.32
Year Ended October 31, 2007	24.44	(0.08)	2.18	2.10	(0.11)	(3.86)	–	(3.97)	–	22.57
Class C Shares
Six Months Ended April 30, 2012*	9.90	–	0.95	0.95	(0.01)	–	–	(0.01)	–	10.84
Year Ended October 31, 2011(g)	9.06	–	0.85	0.85	(0.01)	–	–	(0.01)	–	9.90
Year Ended October 31, 2010	7.31	(0.08)	1.83	1.75	–	–	–	–	–	9.06
Year Ended October 31, 2009	7.44	(0.06)	(0.07)	(0.13)	–	–	–	–	–	7.31
Year Ended October 31, 2008	19.80	(0.07)	(4.63)	(4.70)	–	(7.66)	–	(7.66)	–	7.44
Year Ended October 31, 2007	21.97	(0.22)	1.92	1.70	(0.01)	(3.86)	–	(3.87)	–	19.80

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity II Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

10.08%	$68,427	1.15%	0.67%	1.38%	11.76%
10.12%	68,352	1.33%	0.85%	1.72%	199.37%
24.84%	65,650	1.55%	(0.24%)	1.67%	322.00%
(1.01%)	60,426	1.55%	(0.14%)	1.85%	423.00%
(34.44%)	79,414	1.47%	0.10%	1.47%	195.00%
9.61%	169,076	1.35%	(0.38%)	1.35%	262.00%

9.53%	1,805	1.90%	(0.08%)	2.13%	11.76%
9.39%	1,765	2.11%	0.01%	2.47%	199.37%
23.94%	4,736	2.30%	(0.99%)	2.42%	322.00%
(1.73%)	6,232	2.30%	(0.91%)	2.60%	423.00%
(34.95%)	6,318	2.23%	(0.66%)	2.23%	195.00%
8.74%	15,305	2.10%	(1.14%)	2.10%	262.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Credit Suisse Large Cap Blend II Fund (“U.S. Equity II Predecessor Fund”) was reorganized into Aberdeen U.S. Equity II Fund on October 7, 2011. Information presented for the periods prior to October 7, 2011 reflects the U.S. Equity II Predecessor Fund.

2012 Semiannual Report

Notes to Financial Statements

April 30, 2012 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2012, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2012, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the thirteen (13) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”) (formerly Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund)
–	Aberdeen Asia-Pacific Smaller Companies Fund (“Asia-Pacific Smaller Companies Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)*
–	Aberdeen Emerging Markets Institutional Fund (“Emerging Markets Institutional Fund”)*
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)**
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)****
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity Fund”)
–	Aberdeen U.S. Equity II Fund (“U.S. Equity II Fund”)

*	At the close of business on May 18, 2012, the Emerging Markets Fund was reorganized into the Emerging Markets Institutional Fund. Immediately following the reorganization, the Emerging Markets Institutional Fund changed its name to Aberdeen Emerging Markets Fund. Because the reorganization occurred after April 30, 2012, financial information is provided for each of these funds in this report. For further information, please see below, Subsequent Events and Fund Reorganizations.
**	On December 16, 2011, the Global Equity Fund acquired the assets and assumed the liabilities of the Aberdeen Global Financial Services Fund (the “Global Financial Services Fund”). The Global Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Global Financial Services Fund’s Class A, Class C, Class R, Institutional Service Class and Institutional Class shares were converted into Class A, Class C, Class R, Institutional Service Class and Institutional Class shares of the Global Equity Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of December 16, 2011.

	Shares Issued of the Aberdeen Global Equity Fund	Net Assets Reorganized from the Aberdeen Global Financial Services Fund	Net Asset Value Per Shares Issued of the Aberdeen Global Equity Fund
Class A	936,268	$9,998,530	$10.68
Class C	146,942	1,499,264	10.20
Class R	37,943	392,195	10.34
Institutional Service Class***	81	871	10.68
Institutional Class	5,802	61,984	10.68

***	The Global Equity Fund issued shares to the Institutional Service Class (“the class”) shareholders with an NAV of $10.68. However, the NAV calculation above for the class does not result in an NAV of $10.68 due to rounding.
****	On February 24, 2012, the International Equity Fund acquired the assets and assumed the liabilities of the Aberdeen International Equity Institutional Fund (the “International Equity Institutional Fund”). The International Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the International Equity Institutional Fund’s Institutional Service Class and Institutional Class shares were converted into Institutional Service Class and Institutional Class shares of the International Equity Fund, respectively.

Semiannual Report 2012

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

The following is a summary of the net assets converted and net asset value per share issued as of February 24, 2012.

	Shares Issued of the Aberdeen International Equity Fund	Net Assets Reorganized from the Aberdeen International Equity Institutional Fund	Net Asset Value Per Shares Issued of the Aberdeen International Equity Fund
Class A	–	$–	$–
Class C	–	–	–
Class R	–	–	–
Institutional Service Class	261,566	3,627,995	13.87
Institutional Class	20,229,035	281,502,697	13.92

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies that do not trade on an exchange are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by a Board approved pricing agent. Forward exchange rate quotations are available for regularly scheduled settlement dates such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis. No quotations are offered for interim settlement dates. An interpolated fair value is derived when the life of the contract is not the same as a life for which quotations are offered.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ Investment Adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds’ equity securities that are traded on a foreign exchange or market which closes prior to the Funds’ Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment

2012 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

by the Funds’ Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets. For the six months ended April 30, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1–quoted prices in active markets for identical investments
•	Level 2–other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3–significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Securities valued at fair value by applying a valuation factor are generally categorized as Level 2. The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2012:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3–Significant Unobservable Inputs ($)*	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	19,164,318	379,186,988	–	398,351,306
Preferred Stocks	–	17,565,024	–	17,565,024
Repurchase Agreement	–	10,092,000	–	10,092,000

	19,164,318	406,844,012	–	426,008,330

Asia-Pacific Smaller Companies Fund
Investments in Securities
Common Stocks	1,792,152	17,220,169	–	19,012,321
Repurchase Agreement	–	811,000	–	811,000

	1,792,152	18,031,169	–	19,823,321

Semiannual Report 2012

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3–Significant Unobservable Inputs ($)*	Total ($)
China Opportunities Fund
Investments in Securities
Common Stocks	1,893,315	39,410,570	–	41,303,885
Repurchase Agreement	–	301,000	–	301,000

	1,893,315	39,711,570	—	41,604,885

Emerging Markets Fund
Investments in Securities
Common Stocks	79,986,233	193,532,320	–	273,518,553
Preferred Stocks	34,703,292	14,110,743	–	48,814,035
Repurchase Agreement	–	9,901,000	–	9,901,000

	114,689,525	217,544,063	–	332,233,588

Emerging Markets Institutional Fund
Investments in Securities
Common Stocks	1,532,497,371	3,880,846,005	–	5,413,343,376
Preferred Stocks	646,175,735	289,977,899	–	936,153,634
Repurchase Agreement	–	194,952,000	–	194,952,000

	2,178,673,106	4,365,775,904	–	6,544,449,010

Equity Long-Short Fund
Investments in Securities
Common Stocks—Long Positions	412,980,893	–	–	412,980,893
Repurchase Agreement	–	124,457,000	–	124,457,000
Common Stocks—Short Positions	(155,220,242)	–	–	(155,220,242)
Exchange Traded Funds—Short Positions	(33,728,066)	–	–	(33,728,066)

	224,032,585	124,457,000	–	348,489,585

Global Equity Fund
Investments in Securities
Common Stocks	18,886,852	29,198,439	–	48,085,291
Preferred Stocks	2,782,560	1,412,235	–	4,194,795
Repurchase Agreement	–	525,000	–	525,000

	21,669,412	31,135,674	–	52,805,086

Global Natural Resources Fund
Investments in Securities
Common Stocks	26,744,102	24,385,632	–	51,129,734
Repurchase Agreement	–	816,000	–	816,000

	26,744,102	25,201,632	–	51,945,734

2012 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3–Significant Unobservable Inputs ($)*	Total ($)
Global Small Cap Fund
Investments in Securities
Common Stocks	16,542,286	39,870,028	–	56,412,314
Preferred Stocks	1,344,071	–	–	1,344,071
Rights	86,987	–	–	86,987
Repurchase Agreement	–	1,102,000	–	1,102,000

	17,973,344	40,972,028	–	58,945,372

International Equity Fund
Investments in Securities
Common Stocks	102,888,612	631,915,510	–	734,804,122
Preferred Stocks	43,982,400	34,581,648	–	78,564,048
Repurchase Agreement	–	18,701,000	–	18,701,000

	146,871,012	685,198,158	–	832,069,170

Small Cap Fund
Investments in Securities
Common Stocks	163,243,443	–	–	163,243,443
Repurchase Agreement	–	2,033,000	–	2,033,000

	163,243,443	2,033,000	—	165,276,443

U.S. Equity Fund
Investments in Securities
Common Stocks	329,066,007	–	–	329,066,007
Repurchase Agreement	–	5,727,000	–	5,727,000

	329,066,007	5,727,000	–	334,793,007

U.S. Equity II Fund
Investments in Securities
Common Stocks	68,723,320	–	–	68,723,320
Repurchase Agreement	–	1,766,000	–	1,766,000

	68,723,320	1,766,000	–	70,489,320

*	For the six months ended April 30, 2012, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the six months ended April 30, 2012. For detailed descriptions, see the accompanying Statements of Investments.

For the six months ended April 30, 2012, there have been no significant changes to the fair valuation methodologies.

Amounts listed as “–” are $0 or round to $0.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

Semiannual Report 2012

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A Securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statement of Operations.

(e)	Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. For the six months ended April 30, 2012, the Funds did not hold any forward contracts.

(f)	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities. Certain of the Funds are authorized to engage in short selling of portfolio securities, which obligates a Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(g)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(h)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds, except for Asia-Pacific (ex-Japan) Equity Fund, Asia-Pacific Smaller Companies Fund, and Global Small Cap Fund, for which distributions from net income are declared and paid annually. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

2012 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(i)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(j)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Subadvisers manage a portion of certain of the Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. The Subadviser(s) for the Funds are as follows:

Fund	Subadviser
Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asset Management Asia Limited (“AAMAL”)
Asia-Pacific Smaller Companies Fund	AAMAL
China Opportunities Fund	AAMAL and Aberdeen Asset Managers Limited (“AAML”)
Emerging Markets Fund	AAMAL and AAML
Emerging Markets Institutional Fund	AAMAL and AAML
Global Equity Fund	AAMAL and AAML
Global Natural Resources Fund*	AAML
Global Small Cap Fund	AAMAL and AAML
International Equity Fund	AAMAL and AAML

*	Prior to March 1, 2012, the Adviser provided investment advisory services to the Global Natural Resources Fund using AAML personnel. Effective March 1, 2012, AAML serves as subadviser to the Global Natural Resources Fund pursuant to a subadvisory agreement with the Adviser. Counsel to the Trust has provided a legal opinion confirming that the restructuring of personnel and subadvisory arrangement is not deemed an assignment under the 1940 Act.

On March 1, 2012, Aberdeen Asset Management Investment Services Limited (“AAMISL”), which previously was the sub-adviser to the Funds for which AAML now serves as sub-adviser, merged into AAML. AAML assumed the sub-adviser responsibility of the Funds for which AAMISL was sub-adviser. There was no change to the portfolio management team or the level or nature of the services provided to the Funds for which AAMISL served as sub-adviser as a result of the merger and the same resources available to AAMISL for the management and compliance oversight of the Fund are available to AAML.

The Equity Long-Short Fund, Small Cap Fund, U.S. Equity Fund and U.S. Equity II Fund are not currently managed by a subadviser.

Semiannual Report 2012

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
Asia-Pacific Smaller Companies Fund	Up to $500 million	1.30%
	$500 million up to $2 billion	1.25%
	On $2 billion and more	1.15%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%
Emerging Markets Institutional Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Global Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
International Equity Fund(a)	On all assets	0.80%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Equity II Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

(a)	Prior to February 24, 2012, International Equity Fund paid a fee based on schedule below. Effective February 24, 2012 the fee calculation changed to the fee schedule as shown above.

International Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

2012 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

From such fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadvisers, if any. For the six months ended April 30, 2012, the Adviser paid the following amounts to the subadvisers (amounts shown as paid to AAML include amounts paid to AAMISL prior to March 1, 2012):

Fund		Amount
Asia-Pacific (ex-Japan) Equity Fund	AAMAL	$1,745,550
Asia-Pacific Smaller Companies Fund	AAMAL	7,062
China Opportunities Fund	AAMAL	206,369
Emerging Markets Fund	AAMAL	686,939
	AAML	686,939
Emerging Markets Institutional Fund	AAMAL	11,247,063
	AAML	11,247,063
Global Equity Fund	AAML	122,868
Global Natural Resources Fund*	AAML	56,144
Global Small Cap Fund	AAML	179,941
International Equity Fund	AAML	2,248,446

*	For the period March 1, 2012 to April 30, 2012. Prior to March 1, 2012, the Adviser provided investment advisory services to the Global Natural Resources Fund using AAML personnel. Effective March 1, 2012, AAML serves as subadviser to the Global Natural Resources Fund pursuant to a subadvisory agreement with the Adviser.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), that accrue daily, from exceeding the amounts listed below:

	Effective Through		Limit
Asia-Pacific (ex-Japan) Equity Fund	2/27/2013		1.25%
Asia-Pacific Smaller Companies Fund	2/27/2013		1.70%
China Opportunities Fund	2/27/2013		1.62%
Emerging Markets Fund	2/27/2013		1.42%
Emerging Markets Institutional Fund	2/27/2013	(a)	1.10%
Equity Long-Short Fund	2/27/2013		1.40%
Global Equity Fund	2/27/2013	(b)	1.19%
Global Natural Resources Fund	2/27/2013		1.16%
Global Small Cap Fund	2/27/2013		1.30%
International Equity Fund	2/27/2013	(c)	1.10%
Small Cap Fund	2/27/2013		1.15%
U.S. Equity Fund	10/10/2013		0.90%
U.S. Equity II Fund	10/10/2013		0.90%

(a)	Through November 23, 2011, the fee cap was 0.95%.
(b)	Prior to the reorganization described in “1. Organization” above, the fee cap was 1.32%.
(c)	Prior to the reorganization described in “1. Organization” above, the fee cap was 1.24%.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Global Small Cap Fund, which is prior to July 20, 2011) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis.

Semiannual Report 2012

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

For fees waived after March 1, 2011 (July 20, 2011 for Global Small Cap Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2012, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)		Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Six Months Ended April 30, 2012 (Expires 4/30/15)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$–		$–	**	$–	$–	$–
Asia-Pacific Smaller Companies Fund	–		–		97,496	43,096	140,592
China Opportunities Fund	172,182		124,703		113,122	42,347	452,354
Emerging Markets Fund	178,042		227,462		39,632	76,388	521,524
Emerging Markets Institutional Fund(a)	–		1,664,469	***	3,060,360	89,836	4,814,665
Equity Long-Short Fund	–		–		–	–	–
Global Equity Fund	144,966		117,768		89,842	81,000	433,576
Global Natural Resources Fund	78,894		–		23,135	6,047	108,076
Global Small Cap Fund	37,901	****	411,769		263,692	140,843	854,205
International Equity Fund	–		–		–	–	–
Small Cap Fund	720,398		607,252		355,279	110,916	1,793,845
U.S. Equity Fund	130,036		81,398		157,356	98,665	467,455
U.S. Equity II Fund	–		–		44,430	79,650	124,080

(a)	For the period November 1, 2009 through November 22, 2009, the Advisor’s Predecessor Fund received voluntary fee waivers totaling $37,285. These amounts are not subject to future repayment by the funds.
*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 16, 2009 to October 31, 2010.
***	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 23, 2009 to October 31, 2010.
****	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Global Small Cap Predecessor Fund received voluntary fee waivers from its adviser totaling $486,400. This amount is not subject to future repayment by the Fund.

Amounts listed as “–” are $0 or round to $0.

2012 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to the Adviser
Asia-Pacific (ex-Japan) Equity Fund	$28,485
Asia-Pacific Smaller Companies Fund	–
China Opportunities Fund	–
Emerging Markets Fund	–
Emerging Markets Institutional Fund	–
Equity Long-Short Fund	132,554
Global Equity Fund	–
Global Natural Resources Fund	–
Global Small Cap Fund	–
International Equity Fund	135,679
Small Cap Fund	–
U.S. Equity Fund	–
U.S. Equity II Fund	–

At April 30, 2012, the Funds had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount Paid to the Adviser
Asia-Pacific (ex-Japan) Equity Fund	$4,080
Asia-Pacific Smaller Companies Fund	–
China Opportunities Fund	–
Emerging Markets Fund	–
Emerging Markets Institutional Fund	–
Equity Long-Short Fund	–
Global Equity Fund	–
Global Natural Resources Fund	–
Global Small Cap Fund	–
International Equity Fund	47,497
Small Cap Fund	–
U.S. Equity Fund	–
U.S. Equity II Fund	–

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

Amounts listed as “–” are $0 or round to $0.

Semiannual Report 2012

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses from the Administrator.

(d)	Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as Transfer Agent to the Funds.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
Asia-Pacific Smaller Companies Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Emerging Markets Institutional Fund	N/A	N/A	N/A
Equity Long-Short Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	0.50%
Global Small Cap Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
Small Cap Fund	0.25%	1.00%	0.50%
U.S. Equity Fund	0.25%	1.00%	0.50%
U.S. Equity II Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust, which have a maximum front-end sales charge of 5.75% and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2012, AFD retained commissions of $102,289 from front-end sales charges of Class A shares and from CDSC fees from Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds

2012 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

(as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2012 were as follows:

Fund	Amount
Asia-Pacific (ex-Japan) Equity Fund	$118
Asia-Pacific Smaller Companies Fund	–
China Opportunities Fund	3,722
Emerging Markets Fund	130,943
Emerging Markets Institutional Fund	306,474
Equity Long-Short Fund	27,649
Global Equity Fund	5,347
Global Natural Resources Fund	14,908
Global Small Cap Fund	11,383
International Equity Fund	240,729
Small Cap Fund	37,822
U.S. Equity Fund	35,191
U.S. Equity II Fund	685

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Equity Fund and U.S. Equity II Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2012, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$10	$1,491
Asia-Pacific Smaller Companies Fund	–	–	–	–	–
China Opportunities Fund	7,850	2,693	287	1,029	334
Emerging Markets Fund	26,306	1,203	433	–	–
Emerging Markets Institutional Fund	–	–	–	15,488	310,176
Equity Long-Short Fund	5,905	1,092	138	517	25,796
Global Equity Fund	5	1	–	–	2
Global Natural Resources Fund	583	134	92	27	107
Global Small Cap Fund	67	–	–	–	4
International Equity Fund	5,522	911	308	7,177	5,025
Small Cap Fund	10,012	3,883	300	1,737	3,090
U.S. Equity Fund	603	28	3	377	10
U.S. Equity II Fund	1,945	49	–	–	–

Amounts listed as “–” are $0 or round to $0.

Semiannual Report 2012

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

For the year ended October 31, 2011, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$–	$177	$24,708
Asia-Pacific Smaller Companies Fund	–	–	–	–	–	–
China Opportunities Fund	11,316	553	5,366	329	1,710	609
Emerging Markets Fund	113,566	224	6,676	2,835	–	–
Emerging Markets Institutional Fund	–	–	–	–	15,555	273,641
Equity Long-Short Fund	33,146	51	6,480	639	1,535	121,890
Global Equity Fund	18	–	2	–	–	7
Global Natural Resources Fund	6,684	54	1,851	1,279	317	1,803
Global Small Cap Fund	2,495	–	11	8	–	145
International Equity Fund	6,043	61	1,291	402	8,665	530
Small Cap Fund	8,391	125	3,049	323	1,103	3,496
U.S. Equity Fund	2,454	14	322	31	1,103	121
U.S. Equity II Fund	882	–	–	156	–	–

Amounts listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2012, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$43,724,416	$87,379,331
Asia-Pacific Smaller Companies Fund	17,200,060	426,182
China Opportunities Fund	6,831,951	9,081,671
Emerging Markets Fund	99,507,636	55,068,341
Emerging Markets Institutional Fund	1,246,620,838	5,977,667
Equity Long-Short Fund	81,684,316	93,422,951
Global Equity Fund	12,899,281	12,666,917
Global Natural Resources Fund	2,242,153	12,962,689
Global Small Cap Fund	6,971,663	8,424,886
International Equity Fund	119,051,358	29,737,406
Small Cap Fund	16,709,065	56,167,432
U.S. Equity Fund	39,013,296	69,485,572
U.S. Equity II Fund	8,054,671	14,879,130

6. Portfolio Investment Risks

(a)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

2012 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

(b)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c)	Risks Associated with European Markets

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$410,062,019	$33,576,658	$(17,630,347)	$15,946,311
Asia-Pacific Smaller Companies Fund	19,320,459	1,140,688	(637,826)	502,862
China Opportunities Fund	34,404,330	8,378,038	(1,177,483)	7,200,555
Emerging Markets Fund	290,269,434	48,585,066	(6,620,912)	41,964,154
Emerging Markets Institutional Fund	5,668,692,427	1,055,464,864	(179,708,281)	875,756,583
Equity Long-Short Fund	487,392,848	56,798,505	(6,753,460)	50,045,045
Global Equity Fund	45,236,421	8,531,901	(963,236)	7,568,665
Global Natural Resources Fund	47,114,598	5,964,883	(1,133,747)	4,831,136
Global Small Cap Fund	42,733,627	16,819,311	(607,566)	16,211,745
International Equity Fund	726,315,690	119,822,987	(14,069,507)	105,753,480
Small Cap Fund	141,899,253	29,794,380	(6,417,190)	23,377,190
U.S. Equity Fund	281,959,366	54,057,935	(1,224,294)	52,833,641
U.S. Equity II Fund	59,211,509	11,560,575	(282,764)	11,277,811

Semiannual Report 2012

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$3,235,386	$–	$3,235,386	$–	$–	$3,235,386
Asia-Pacific Smaller Companies Fund	–	–	–	–	–	–
China Opportunities Fund	306,720	–	306,720	–	–	306,720
Emerging Markets Fund	1,457,111	–	1,457,111	–	–	1,457,111
Emerging Markets Institutional Fund	28,465,819	–	28,465,819	–	–	28,465,819
Equity Long-Short Fund	–	–	–	–	–	–
Global Equity Fund	733,030	–	733,030	–	–	733,030
Global Natural Resources Fund	499,080	–	499,080	–	–	499,080
Global Small Cap Fund	433,806	–	433,806	–	–	433,806
International Equity Fund	9,261,829	–	9,261,829	–	–	9,261,829
Small Cap Fund	1,575,788	–	1,575,788	–	–	1,575,788
U.S. Equity Fund	2,337,320	4,183,440	6,520,760	–	–	6,520,760
U.S. Equity II Fund	562,523	–	562,523	–	–	562,523

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$21,963,323	$5,050,528	$27,013,851	$–	$–	$2,402,410	$29,416,261
Asia-Pacific Smaller Companies Fund	–	3,767	–	3,767	–	–	(178,614)	(174,847)
China Opportunities Fund	–	152,568	–	152,568	–	(20,344,445)	6,402,444	(13,789,433)
Emerging Markets Fund	–	200,695	–	200,695	–	(15,748,538)	32,993,500	17,445,657
Emerging Markets Institutional Fund	–	65,964,462	46,006,519	111,970,981	–	–	410,249,828	522,220,809
Equity Long-Short Fund	–	–	5,133,087	5,133,087	–	–	7,293,477	12,426,564
Global Equity Fund	–	70,174	–	70,174	–	(20,151,530)	5,428,010	(14,653,346)
Global Natural Resources Fund	–	156,511	–	156,511	–	(32,814,055)	4,054,386	(28,603,158)
Global Small Cap Fund	–	835,046	–	835,046	–	(18,012,147)	10,319,975	(6,857,126)
International Equity Fund	–	625,741	–	625,741	–	(170,385,857)	61,330,964	(108,429,152)
Small Cap Fund	–	–	–	–	–	(473,088,316)	10,826,727	(462,261,589)
U.S. Equity Fund	–	–	–	–	–	(71,091,967)	33,003,917	(38,088,050)
U.S. Equity II Fund	–	–	–	–	–	(26,376,002)	6,930,037	(19,445,965)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2011, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

2012 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

Fund	Amount	Expires
China Opportunities Fund	$20,344,445	2017
Emerging Markets Fund	15,748,538	2017
Global Equity Fund	9,874,409	2016
Global Equity Fund	10,277121	2017
Global Natural Resources Fund	32,814,055	2017
Global Small Cap	1,101,568	2016
Global Small Cap	16,910,579	2017
International Equity Fund	24,011,968	2015
International Equity Fund	41,161,658	2016
International Equity Fund	105,212,231	2017
Small Cap Fund	18,819,219	2015
Small Cap Fund	148,666,987	2016
Small Cap Fund	305,602,110	2017
U.S. Equity Fund	9,032,095	2015
U.S. Equity Fund	62,059,872	2016
U.S. Equity Fund II	26,376,002	2017

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Significant Shareholders

As of April 30, 2012, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	20.1%	2
Asia-Pacific Smaller Companies Fund	15.7	2
China Opportunities Fund	27.2	3
Emerging Markets Fund	16.5	2
Emerging Markets Institutional Fund	45.1	3
Equity Long-Short Fund	58.6	3
Global Equity Fund	39.4	3
Global Natural Resources Fund	50.8	4
Global Small Cap Fund	28.6	2
International Equity Fund	51.9	4
Small Cap Fund	22.8	3
U.S. Equity Fund	18.2	2
U.S. Equity II Fund	–	–

Amounts listed as “–” are $0 or round to $0.

Semiannual Report 2012

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

10. Recent Accounting Pronouncements

Fair	Valuation

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

11. Fund Reorganizations

Effective December 16, 2011, the Global Equity Fund acquired all of the assets and assumed all of the liabilities of the Global Financial Services Fund. The acquisition was accomplished by a tax-free exchange as follows:

1,536,706 shares of the Global Financial Services Fund, fair valued at $11,952,844 for 1,127,036 shares of the Global Equity Fund.

The investment portfolio and cash of the Global Financial Services Fund with a fair value of $11,952,844 were the principal assets acquired by the Global Equity Fund. For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at value; however, the cost basis of the investments received from the Global Financial Services Fund was carried forward to align ongoing reporting of the Global Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Global Equity Fund acquired capital loss carryovers of $29,786,034 (subject to future annual limitations). Immediately prior to the merger, the net assets of the Global Financial Services Fund were $11,952,844.

Assuming that the Global Equity merger had been completed on November 1, 2010, the pro forma results of operations for the year ended October 31, 2011 are as follows:

Net investment gain	$1,183,725
Net realized and unrealized loss from investments	(3,308,204)
Net decrease in net assets resulting from operations	(2,124,479)

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the Global Financial Services Fund that have been reflected in the statements of operations since December 16, 2011 for the Global Equity Fund.

2012 Semiannual Report

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Aberdeen Global Financial Services Fund	Aberdeen Global Equity Fund	Aberdeen Global Equity Fund
Net Assets:
Class A/Class A	$9,998,530	$24,263,514	$34,262,044
Class C/Class C	1,499,264	2,341,425	3,840,689
Class R/Class R	392,195	579,350	971,545
Institutional Service Class/Institutional Service Class	871	–	871
Institutional Class/Institutional Class	61,984	10,095,848	10,157,832
Shares Outstanding:
Class A/Class A	1,280,382	2,272,055	3,208,323
Class C/Class C	197,178	229,481	376,423
Class R/Class R	51,204	56,049	93,992
Institutional Service Class/Institutional Service Class	111	–	82
Institutional Class/Institutional Class	7,831	944,977	950,779
Net Asset Value per Share:
Class A/Class A	7.81	10.68	10.68
Class C/Class C	7.60	10.20	10.20
Class R/Class R	7.66	10.34	10.34
Institutional Service Class/Institutional Service Class	7.88	–	10.68
Institutional Class/Institutional Class	7.92	10.68	10.68
Net unrealized appreciation/(depreciation)	(1,618,981)	3,834,973	2,215,992
Accumulated net realized loss	(29,871,168)	(20,120,413)	(20,120,413)

Effective February 24, 2012, the International Equity Fund acquired all of the assets and assumed all of the liabilities of the International Equity Institutional Fund. The acquisition was accomplished by a tax-free exchange as follows:

21,886,425 shares of the International Equity Institutional Fund, fair valued at $285,130,692 for 20,490,601 shares of the International Equity Fund.

The investment portfolio and cash of the International Equity Institutional Fund, with a fair value of $285,130,692 were the principal assets acquired by the International Equity Fund. For financial reporting purposes, assets received and shares issued by the International Equity Fund were recorded at value; however, the cost basis of the investments received from the International Equity Institutional Fund was carried forward to align ongoing reporting of the International Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The International Equity Fund acquired capital loss carryovers of $3,850,268 (subject to future annual limitations). Immediately prior to the merger, the net assets of the International Equity Institutional Fund were $285,130,692.

Assuming that the International Equity merger had been completed on November 1, 2010, the pro forma results of operations for the year ended October 31, 2011 are as follows:

Net investment gain	$15,809,837
Net realized and unrealized loss from investments	(6,065,478)
Net increase in net assets resulting from operations	9,744,359

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the International Equity Institutional Fund that have been reflected in the statements of operations since February 24, 2012 for the International Equity Fund.

Semiannual Report 2012

Notes to Financial Statements (concluded)

April 30, 2012 (Unaudited)

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Aberdeen International Equity Institutional Fund	Aberdeen International Equity Fund	Aberdeen International Equity Fund
Net Assets:
Class A/Class A	–	$175,997,132	$175,997,132
Class C/Class C	–	29,301,893	29,301,893
Class R/Class R	–	9,755,535	9,755,535
Institutional Service Class/Institutional Service Class	3,627,995	239,255,306	242,883,301
Institutional Class/Institutional Class	281,502,697	59,048,188	340,550,885
Shares Outstanding:
Class A/Class A	–	12,927,081	12,927,081
Class C/Class C	–	2,265,622	2,265,622
Class R/Class R	–	745,830	745,830
Institutional Service Class/Institutional Service Class	278,208	17,249,410	17,510,975
Institutional Class/Institutional Class	21,608,217	4,243,255	24,472,290
Net Asset Value per Share:
Class A/Class A	–	13.61	13.61
Class C/Class C	–	12.93	12.93
Class R/Class R	–	13.08	13.08
Institutional Service Class/Institutional Service Class	13.04	13.87	13.87
Institutional Class/Institutional Class	13.03	13.92	13.92
Net unrealized appreciation	21,926,567	87,254,451	109,181,018
Accumulated net realized loss	(12,992,576)	(172,282,954)	(172,282,954)

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2012.

On December 6, 2011, the Board of Trustees of Aberdeen Funds (the “Trust”), on behalf of the Emerging Markets Fund, approved the reorganization of the Emerging Markets Fund into the Emerging Markets Institutional Fund, which was renamed Aberdeen Emerging Markets Fund immediately following the reorganization. Shareholders of the Emerging Markets Fund received additional information about the reorganization. The reorganization closed on May 18, 2012.

2012 Semiannual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2011 and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Actual Expense Example of a $1,000 investment April 30, 2012	Beginning Account Value, November 1, 2011	Actual Ending Account Value, April 30, 2012	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia-Pacific (ex-Japan) Equity Fund
Class A2	$1,000.00	$1,003.60	$1,017.80	$2.45	$7.12	1.42%
Class C2	1,000.00	1,002.70	1,014.07	3.74	10.87	2.17%
Class R2	1,000.00	1,003.60	1,016.56	2.88	8.37	1.67%
Institutional Service Class	1,000.00	1,077.30	1,018.75	6.35	6.17	1.23%
Institutional Class	1,000.00	1,078.20	1,018.80	6.30	6.12	1.22%
Aberdeen Asia-Pacific Smaller Companies Fund
Class A	1,000.00	1,146.70	1,015.17	10.41	9.77	1.95%
Class C	1,000.00	1,141.80	1,011.44	14.38	13.50	2.70%
Class R	1,000.00	1,145.20	1,013.92	11.73	11.02	2.20%
Institutional Service Class	1,000.00	1,148.10	1,016.41	9.08	8.52	1.70%
Institutional Class	1,000.00	1,148.10	1,016.41	9.08	8.52	1.70%
Aberdeen China Opportunities Fund
Class A	1,000.00	1,091.90	1,015.47	9.83	9.47	1.89%
Class C	1,000.00	1,087.90	1,011.84	13.60	13.11	2.62%
Class R	1,000.00	1,090.10	1,013.92	11.43	11.02	2.20%
Institutional Service Class	1,000.00	1,093.40	1,016.76	8.48	8.17	1.63%
Institutional Class	1,000.00	1,092.80	1,016.81	8.43	8.12	1.62%
Aberdeen Emerging Markets Fund
Class A	1,000.00	1,081.20	1,016.11	9.11	8.82	1.76%
Class C	1,000.00	1,077.60	1,012.83	12.50	12.11	2.42%
Class R	1,000.00	1,080.30	1,014.82	10.45	10.12	2.02%

Semiannual Report 2012

Shareholder Expense Examples (Unaudited) (concluded)

Actual Expense Example of a $1,000 investment April 30, 2012	Beginning Account Value, November 1, 2011	Actual Ending Account Value, April 30, 2012	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Emerging Markets Institutional Fund
Institutional Service Class	$1,000.00	$1,085.00	$1,018.70	$6.43	$6.22	1.24%
Institutional Class	1,000.00	1,086.70	1,019.84	5.24	5.07	1.01%
Aberdeen Equity Long-Short Fund
Class A	1,000.00	1,032.80	1,013.28	11.78	11.66	2.33%
Class C	1,000.00	1,028.30	1,009.75	15.33	15.19	3.04%
Class R	1,000.00	1,031.80	1,012.23	12.83	12.71	2.54%
Institutional Service Class	1,000.00	1,033.30	1,013.68	11.37	11.27	2.25%
Institutional Class	1,000.00	1,034.10	1,014.72	10.32	10.22	2.04%
Aberdeen Global Equity Fund
Class A	1,000.00	1,079.60	1,017.40	7.76	7.52	1.50%
Class C	1,000.00	1,076.60	1,013.87	11.41	11.07	2.21%
Class R	1,000.00	1,079.30	1,016.36	8.84	8.57	1.71%
Institutional Service Class	1,000.00	1,136.00	1,019.00	4.68	5.92	1.18%
Institutional Class	1,000.00	1,082.10	1,018.80	6.32	6.12	1.22%
Aberdeen Global Natural Resources Fund
Class A	1,000.00	1,037.20	1,017.45	7.55	7.47	1.49%
Class C	1,000.00	1,033.20	1,014.12	10.92	10.82	2.16%
Class R	1,000.00	1,036.00	1,016.41	8.61	8.52	1.70%
Institutional Service Class	1,000.00	1,039.00	1,019.00	5.98	5.92	1.18%
Institutional Class	1,000.00	1,038.40	1,019.10	5.88	5.82	1.16%
Aberdeen Global Small Cap Fund
Class A	1,000.00	1,119.10	1,016.96	8.38	7.97	1.59%
Class C	1,000.00	1,115.40	1,013.43	12.10	11.51	2.30%
Class R	1,000.00	1,117.50	1,015.47	9.95	9.47	1.89%
Institutional Service Class	1,000.00	1,121.10	1,018.40	6.86	6.52	1.30%
Institutional Class	1,000.00	1,121.20	1,018.40	6.86	6.52	1.30%
Aberdeen International Equity Fund
Class A	1,000.00	1,060.20	1,017.60	7.48	7.32	1.46%
Class C	1,000.00	1,056.50	1,014.37	10.79	10.57	2.11%
Class R	1,000.00	1,058.50	1,016.61	8.50	8.32	1.66%
Institutional Service Class	1,000.00	1,060.90	1,018.70	6.35	6.22	1.24%
Institutional Class	1,000.00	1,061.40	1,019.69	5.33	5.22	1.04%
Aberdeen Small Cap Fund
Class A	1,000.00	1,131.60	1,017.50	7.84	7.42	1.48%
Class C	1,000.00	1,128.00	1,014.17	11.38	10.77	2.15%
Class R	1,000.00	1,130.20	1,016.46	8.95	8.47	1.69%
Institutional Service Class	1,000.00	1,133.20	1,019.15	6.10	5.77	1.15%
Institutional Class	1,000.00	1,132.80	1,019.15	6.10	5.77	1.15%
Aberdeen U.S. Equity Fund
Class A	1,000.00	1,099.30	1,019.15	6.00	5.77	1.15%
Class C	1,000.00	1,095.70	1,015.42	9.90	9.52	1.90%
Class R	1,000.00	1,099.10	1,017.90	7.31	7.02	1.40%
Institutional Service Class	1,000.00	1,101.80	1,020.39	4.70	4.52	0.90%
Institutional Class	1,000.00	1,101.80	1,020.39	4.70	4.52	0.90%
Aberdeen U.S. Equity II Fund
Class A	1,000.00	1,100.80	1,019.15	6.01	5.77	1.15%
Class C	1,000.00	1,095.30	1,015.42	9.90	9.52	1.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.
2	Information shown reflects values using the expense ratios and rates of return for the period February 28, 2012 (commencement of operations) to April 30, 2012.

2012 Semiannual Report

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Sub-Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on September 6, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial two-year period the Trust’s sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, Aberdeen Asset Management Inc. (“AAMI”) and Aberdeen Asset Managers Limited (“AAML”) with respect to the following series of the Trust:

Aberdeen China Opportunities Fund

Aberdeen Global Natural Resources Fund

Aberdeen Emerging Markets Fund

Aberdeen International Equity Fund

Aberdeen Global Equity Fund

Aberdeen Global Small Cap Fund

Aberdeen Emerging Markets Institutional Fund

(each a “Fund” and collectively, the “Funds”)

AAML is an affiliate of AAMI. AAMI and AAML are sometimes referred to collectively as the “Advisers.”

Representatives of management informed the Board that it planned to merge Aberdeen Asset Management Investment Services Limited (“AAMISL”) into AAML as part of Aberdeen Asset Management PLC’s initiative to consolidate certain Aberdeen advisory entities and that the merger was anticipated to take place in the first quarter of 2012. Accordingly, AAMISL’s sub-advisory responsibilities would be transferred to AAML upon consummation of the merger. Management explained that there will be no change to the Funds’ portfolio managers, as AAMISL portfolio managers are also currently employees of AAML.

In considering whether to approve the Sub-Advisory Agreement, the Board took into account certain information and materials that the Board received and considered in connection with its recent approval of the renewal of the Funds’ investment advisory agreements and investment sub-advisory agreements (the “Agreements”) in June 2011. That approval, on which the Board voted at its meeting held in person on June 7, 2011, followed a process during which the Board considered a variety of factors, including for example, the experience and qualifications of the portfolio management teams and the Funds’ performance. The information considered by the Board included: (i) information on the investment performance of the Funds and the performance of peer groups of funds as selected by an independent third-party provider of investment company data, and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.

At the June 2011 meeting at which the Board of Trustees, including the Independent Trustees, approved the continuation of the Agreements, the Board also considered other matters discussed below. The Board noted that this information was relevant to its consideration of the Sub-Advisory Agreement in view of the similarity of the services to be provided, and the personnel who would be responsible for providing such services, to the Funds by AAML. The Board also noted that management provided an update regarding this information at the September 2011 meeting. These matters included: (i) AAMI’s and its affiliates’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) AAMI’s and its affiliates’ investment personnel and operations; (iv) the procedures employed to determine the value of the Funds’ assets; (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with AAMI and its affiliates, and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from AAMI and its affiliates.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

Semiannual Report 2012

Supplemental Information (Unaudited) (continued)

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the proposed approval of the Sub-Advisory Agreement. In considering whether to approve the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Funds under the Sub-Advisory Agreement. The Trustees considered the nature, extent and quality of the services to be provided by AAML to the Funds and the resources to be dedicated to the Funds by AAML. The Board considered, among other things, AAMI’s and its affiliates’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of AAML’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered that it will receive information on a regular basis from the Trust’s Chief Compliance Officer regarding AAML’s compliance policies and procedures. The Board also considered AAML’s and its affiliates’ risk management processes. The Board was also mindful that AAMI will focus on the monitoring of the performance of the Funds and address performance matters. The Board also took into account its knowledge of management and the quality of the performance of its duties through Board meetings, discussion and reports during the preceding year.

The Board considered management’s discussion that the services to be provided by AAML under the Sub-Advisory Agreement would not change from those currently provided by AAMISL. In particular, the Board also considered the fact that AAMISL employees currently providing services to the Funds would continue to provide services to the Funds under the Sub-Advisory Agreement with AAML. With respect to the Global Natural Resources Fund, the Board noted that the Fund is not currently sub-advised and that AAMI employees manage the Fund’s assets. The Board noted that following the merger, AAML would act as sub-adviser to the Global Natural Resources Fund and that the AAMI employees currently providing services to the Fund would continue to provide services to the Fund under the Sub-Advisory Agreement with AAML.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided were extensive in nature and of high quality and supported the approval of the Sub-Advisory Agreement.

Investment performance of the Funds. The Board considered certain comparative performance data that, among other information, was provided to them in connection with the 2011 annual contract review, as well as more recent quarterly performance information for the periods ended June 30, 2011. In particular, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the each of the Funds upon their reorganizations into the Trust, and noted that performance comparisons over a shorter period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and its affiliates’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and its affiliates to take steps intended to improve performance. The Trustees also considered the performance of the AAMI and its affiliates since they commenced management of the Funds.

The Board also considered management’s discussion that because the Funds’ portfolio management teams and research support is not changing, the performance of the Funds is not expected to be impacted as a result of the transition to AAML.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2011:

Aberdeen China Opportunities Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1-, 3- and 5- year periods.

Aberdeen Global Natural Resources Fund (formerly, Aberdeen Natural Resources Fund). The Board noted that the Fund underperformed its peer group average and benchmark for the 1-, 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance and the factors that contributed to the Fund’s underperformance. The Board also noted the recent changes implemented to the Fund’s investment strategy, as well as the peer group in which the Fund is placed. The Board also noted the Fund’s more recent improved performance relative to its benchmark. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and its affiliates to continue to improve performance.

2012 Semiannual Report

Supplemental Information (Unaudited) (concluded)

Aberdeen Emerging Markets Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- year period, and underperformed its benchmark for the 3-, 5- and 10- year periods.

Aberdeen Global Equity Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- and 3- year periods, and outperformed its peer group average and benchmark for the 5- and 10- year periods. The Board took into account management’s discussion of factors that contributed to the Fund’s underperformance over the shorter terms, including the impact of current market conditions.

Aberdeen Global Small Cap Fund. The Board noted that the Fund outperformed its peer group average for the 1- and 3- year periods, and underperformed its peer group average for the 5- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- year period and underperformed its benchmark for the 3-, 5- and 10- year periods. The Board noted management’s discussion of the Fund’s underperformance versus its peer group and benchmark over the longer-term, including the fact that the Advisers only recently commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board noted the Fund’s strong relative performance for the more recent periods since the Advisers began managing the Fund.

Aberdeen International Equity Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 5- and 10- year periods and underperformed its benchmark for the 3- year period.

Aberdeen Emerging Markets Institutional Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1- and 3- year periods.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, appropriate action was being taken to address performance, and supported the approval of the Sub-Advisory Agreement.

The costs of the services to be provided and profits to be realized by AAML and its affiliates from their relationships with the Funds. In considering the sub-advisory fee to be paid by AAMI to AAML, the Trustees took into consideration certain comparative expense information that was provided to them in connection with the 2011 annual contract review. The Board noted that the proposed sub-advisory fees under the Sub-Advisory Agreement were identical to the fees payable under the AAMISL sub-advisory agreement. The Trustees also noted that the sub-advisory fees for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. In this regard, the Trustees noted that the addition of AAML as a sub-adviser to the Global Natural Resources Fund would not increase the advisory fee paid by the Fund. The Trustees also noted that the advisory fees paid by the other Funds would also not change as a result of the merger.

In considering the anticipated profitability to the Sub-Adviser and its affiliates of their relationships with the Fund, the Board noted that the proposed sub-advisory fees under the Sub-Advisory Agreement would be paid by AAMI out of the advisory fee that it receives from the Funds. The Board also took into account that the proposed sub-advisory fees were identical to the fees paid to AAMISL, and that as a result, AAMI’s and its affiliates’ profitability is not anticipated to change as a result of the new Sub-Advisory Agreement.

After reviewing these and related factors, the Board concluded that the proposed sub-advisory fees were fair and reasonable, and that the costs of these services generally and the related estimated profitability of AAML and its affiliates from their relationships with the Funds were reasonable and supported the approval of the Sub-Advisory Agreement.

Economies of Scale. The Board noted management’s discussion of the Funds’ advisory fee structure. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. However, because the sub-advisory fees are paid by AAMI and not the Funds, the Board determined that the potential economies of scale with respect to AAML’s management of the Funds was not a material factor in approving the Sub-Advisory Agreement. Nevertheless, the Board noted that any breakpoints in a Fund’s advisory fee schedule would continue to exist after the transition to AAML.

After reviewing these and related factors, the Board concluded that the proposed sub-advisory fee structures were reasonable and supported the approval of the Sub-Advisory Agreement.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the approval of the Sub-Advisory Agreement would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Sub-Advisory Agreement for an initial two-year period.

Semiannual Report 2012

Privacy Policy Notice

Aberdeen’s U.S. registered open-end and closed-end investment companies (the “Funds”) appreciate the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

The type of personal information we collect depends on the products or services you request and may include the following:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of a Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ may not.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

AOE-0200-0612

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

Aberdeen Funds

Fixed Income Series

Semiannual Report

April 30, 2012

Aberdeen Asia Bond Fund

Aberdeen Core Fixed Income Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Aberdeen U.S. High Yield Bond Fund

Letter to Shareholders	Page 1

Market Review	Page 3
Aberdeen Asia Bond Fund	Page 4
Aberdeen Core Fixed Income Fund	Page 15
Aberdeen Emerging Markets Debt Local Currency Fund	Page 25
Aberdeen Global Fixed Income Fund	Page 32
Aberdeen Tax-Free Income Fund	Page 45
Aberdeen Ultra-Short Duration Bond Fund	Page 51
Aberdeen U.S. High Yield Bond Fund	Page 58

Financial Statements	Page 65

Notes to Financial Statements	Page 94

Shareholder Expense Examples	Page 115

Supplemental Information	Page 117

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2012

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Semiannual Report covering the activities for the six-month period ended April 30, 2012.

Market Overview

During the reporting period, the performance of the global securities markets was again dominated by the ongoing sovereign debt crisis in the Eurozone. The European Central Bank entered a second phase of its Long-Term Refinancing Operation (LTRO) in an effort to provide much-needed funding for the peripheral European countries, most notably Greece. Late in the period, there was speculation that Greece would exit the euro, fanning fears of an exodus by other financially troubled Eurozone nations. Despite weathering virtually daily gyrations, major global equity and fixed income market indices recorded positive returns during the period. Shares of North American companies outperformed their global equity counterparts on the strength of generally improving economic data and generally positive corporate earnings reports.

I would also like to direct you to the website for our investment conference titled “Beyond the U.S. – Time for investors to allocate more internationally?”, which was held on June 7, 2012 in New York City. Read panel summaries, listen to recorded audio feeds and watch video of the conference, which hosted a panel of highly distinguished and noteworthy speakers. You can visit the conference website at http://www.aberdeen-asset.us/aam.nsf/usconference/home.

Aberdeen Product Developments

The Aberdeen Asia Bond fund and its sister fund, the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, opened new retail share classes on Feb. 27 2012, making these strategies more widely available in various U.S. distribution channels. We believe that Aberdeen’s local presence and long history (over 20 years) of investing in Asia can provide some reassurance to U.S. investors seeking to diversify their investment portfolios, and we are pleased to now make this capability available to all U.S. investors.

We were delighted that the Aberdeen Asia Bond Fund (formerly known as the Aberdeen Asia Bond Institutional Fund) was recognized at the 2012 Lipper Fund Awards as the “Best International Income Fund over Three Years” among 27 funds for the three-year period ended December 31, 2011. Lipper, a leading global provider of mutual fund information, based the award on the calculation of consistent return, a quantitative metric that incorporates risk-adjusted return and strength of the fund’s performance trend. We believe the award validates Aberdeen’s Asia Bond investment process: a clearly defined, consistent investment discipline which is applied rigorously for each of our mutual fund portfolios. It also acknowledges our Asia Bond investment team’s hard work which, we believe, produces strong returns for our clients over the long term.

On Friday, May 18, 2012, The Aberdeen Emerging Markets Fund merged into the Aberdeen Emerging Markets Institutional Fund. The two funds had identical investment strategies and objectives and were managed by the same investment team. The financial and performance history of the Aberdeen Emerging Markets Institutional Fund, which is the larger of the two funds, is the continuing performance history after the reorganization, and the combined fund is known as the Aberdeen Emerging Markets Fund.

Investing in Our Community

In May 2012, Aberdeen sponsored the Aberdeen Dad Vail Regatta for the third consecutive year. Thousands of collegiate rowers from across the U.S. and Canada competed in this historic, two-day event along Philadelphia’s Schuylkill River. Aberdeen will continue its sponsorship of the Dad Vail regatta into 2013, the event’s 75th anniversary.

In June 2012, Aberdeen concluded its second annual Aberdeen Financial Literacy project. Schools from the Philadelphia region took part in the 10-week competition as students managed simulated portfolios, trading real stocks and bonds with some guidance from visiting Aberdeen “ambassadors.” Participating teams were invited to Aberdeen’s Philadelphia office to present their investment strategies and meet with Aberdeen portfolio managers and staff. The winning school was presented with a $5,000 donation.

Looking ahead

If the last months have shown us anything, it is that global markets remain as uncertain as ever. The sovereign debt crisis that continues to afflict the Eurozone and its periphery remains a major concern in the coming quarters. Though the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) seems to have created some respite in the short term, it is a far cry from the long-term solution that is needed in the Eurozone. Conversely, the U.S. economy proved to be a standout performer over the period and seems to be continuing its economic recovery, albeit at a modest pace and with unemployment remaining above 8%. Economic growth in China, while slowing, is still higher than that in developed markets and, in our view, is indicative of a “soft landing” scenario. In this context, we believe that the U.S. and China will be the main drivers of global growth in the coming quarters. With the upcoming conclusions of the Federal Reserve’s “Operation Twist” and the Bank of

2012 Semiannual Report

1

Letter to Shareholders (concluded)

England’s asset purchase program, along with the uncertainty of a third LTRO in Europe, we believe global markets may be left vulnerable to further bouts of volatility.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

Semiannual Report 2012

2

Market Review

Most major global equity market indices moved higher for the six-month period ended April 30, 2012. Market moves were dictated primarily by investors’ reaction to the ever-changing news regarding the sovereign debt crisis in the Eurozone, as well as economic data, particularly from the U.S. Equity performance was boosted by vast liquidity injections from the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) for lenders; bond-buying programs by the central banks of the UK and Japan; and the U.S. Federal Reserve’s pledge to maintain short-term interest rates at or near their current historical low levels until 2014. Several developed economies, particularly those in Japan and Europe, contracted in the final quarter of 2011, weighed down by weak export growth. Asia fared relatively well, but was not immune from weakening demand in the West.

The U.S. was the top performer among the global stock markets during the semiannual period, with the broader-market S&P 500 Index gaining 12.8% versus the respective 3.0% and 4.0% returns of the MSCI All-Country World ex. US and MSCI Emerging Markets indices. The upturn was spurred mainly by the release of improving U.S. economic data, along with generally upbeat corporate earnings reports, offsetting fresh concerns about the problems in the Eurozone. While elevated retail gasoline prices remain a risk to consumption, there is no evidence as of yet that they are constraining final demand—indices of consumer confidence rose towards the end of the reporting period, and there has been no significant downturn in consumer and business spending. On a cautionary note, the drop in the unemployment rate during the reporting period partially reflected a shrinking pool of jobseekers as more people stopped looking for employment. Additionally, non-farm payroll growth has slowed and the jobless rate remains above its five-year average of around 6%.

European equities, as represented by the MSCI Europe Index, underperformed versus their global peers for the reporting period amid the ongoing fiscal crisis in the region. A second financial bailout of Greece took place in March. This package included private investors accepting over 70% in losses on their current holdings of government debt and provided Greece with access to an additional €130 billion (roughly US$160 billion) in International Monetary Fund (IMF) and Eurozone funding. On the economic front, the purchasing managers’ surveys in both Germany and France fell to three-year lows in May of this year, signaling a downturn in manufacturing output. Furthermore, growth in the peripheral European countries–most notably Greece, Ireland, Italy, Portugal and Spain–is weaker as they struggle with a combination of tight credit, poor sentiment, private sector debt repayment and public sector austerity. Within the Asia-Pacific region, the Bank of Japan announced a new commitment to monetary easing aimed at achieving a goal of 1% inflation. We believe that the central bank’s easing, along with an increase in the nation’s trade deficit, may lead to further weakness in the Japanese yen, but potentially could have a positive impact on the equity market.

The MSCI Emerging Markets Index moved higher during the reporting period but underperformed versus the MSCI World Index, the global developed market benchmark. The Eurozone debt situation and deteriorating growth in the developed markets weighed on investor sentiment early in the period. However, the markets recovered from the collective sell-off at the beginning of 2012, as ample liquidity injections from several developed-market central banks lifted investor sentiment. Economic growth in China, while slowing, is still higher than that in developed markets and, in our view, is indicative of a “soft landing” scenario. Furthermore, Chinese industrial production and retail sales both remain healthy. Should the growth outlook deteriorate, however, we feel that the Chinese government has additional policy tools at its disposal in its effort to stimulate growth. Late in the semiannual period, India’s central bank cut its benchmark interest rate by a larger-than-expected 0.5%, but warned that inflation pressures limited room for further easing.

The global fixed income markets, as measured by the Barclays Capital Global Aggregate Bond Index, posted a modest gain of 1.0% for the semiannual period. The U.S. market outperformed its global counterparts despite encountering substantial intra- and inter-day volatility along the way. The combination of stronger macroeconomic data and the successful completion of the ECB’s second LTRO initially pushed U.S. Treasury yields higher, but they subsequently declined late in the reporting period amid the re-emergence of contagion fears from the European debt crisis. Near the end of the semiannual period, Standard and Poor’s downgraded Spain’s long-term credit rating by two notches to BBB+, prompting worries about the government facing higher borrowing costs. Following a strong start to 2012, the U.S. high yield market cooled off slightly in March and April. Lower-quality bonds were the strongest performers as CCC rated credits outperformed versus BB and single-B issues.

In our view, the LTROs have bought the Eurozone some time, the usefulness of which should not be underestimated. The pro-austerity New Democracy party won a narrow majority in Greece’s national election in June, mitigating (at least temporarily) fears of the country’s possible departure from the Eurozone. However, New Democracy’s victory does not offer a solution to the country’s huge fiscal and social problems—there is a long hard road ahead for the Greek people. The twin stimuli of the Federal Reserve’s “Operation Twist” in the U.S. and the Bank of England’s asset purchase program in the UK are coming to an end, and we are uncertain about a third LTRO in Europe. In our opinion, all of these factors could lead to greater uncertainty within markets and make them vulnerable to more bouts of volatility. Nonetheless, we believe that, overall, global economic growth looks to be reasonably supported in the short term, albeit on a slower trajectory than its recent pace.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

2012 Semiannual Report

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Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Institutional shares at NAV net of fees) returned 2.13% for the semiannual period ended April 30, 2012, versus the 2.00% return of its benchmark, the HSBC Asian Local Bond Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 114 funds) was 1.42% for the period.

Asian financial markets were resilient through the volatility seen during the reporting period. Initially, the deepening European debt crisis challenged sentiment, while in Asia, weaker economic data, particularly in China, deepened concerns over a sharper regional slowdown. But massive liquidity injections in Europe eased concerns over escalating systemic risk. Elsewhere, U.S. economic data were unexpectedly positive, while the Federal Reserve committed to low interest rates until the end of 2014. Towards the end of period, however, inflation concerns were fueled by a sharp rise in oil prices amid tensions over Iran’s nuclear ambitions. A spike in Spanish bond yields revived Eurozone contagion fears, while lackluster U.S. jobs data cast fresh doubt on the nascent recovery. Local currency bond markets were well supported. Indonesian bonds outperformed versus the overall HSBC Asian Local Bond Index on the back of interest rate cuts and sovereign credit rating upgrades. Tight fiscal discipline and a stable growth outlook underpinned the Philippine market. Most Asian currencies appreciated against the U.S. dollar. The Taiwan dollar was the best relative performer due to signs of a pick-up in exports and expectations that inflation risks would compel the central bank to be more accommodative of the currency’s strength. In contrast, the Indian rupee was weighed down by inflation concerns and supply pressures, as well as the country’s fiscal and current account deficits. The Asian credit sector posted robust gains as high-yield bonds recovered after falling sharply in the third quarter of 2011 on the general deterioration in risk appetite and liquidity.

The allocation to the credit sector was a positive contributor to Fund performance as credit spreads narrowed. Liquidity conditions improved dramatically after the European Central Bank’s long-term refinancing operation (LTRO) program alleviated financial and sovereign funding concerns. Although the Chinese high-yield sector suffered rating downgrades, this had already been priced into the securities held by the Fund. Our local market interest rate strategies made a relatively small positive contribution to relative performance. The overweight versus the benchmark HSBC Asian Local Bond Index to Malaysia, Indonesia and the Philippines enhanced Fund performance, although the short duration positions in Indonesia and the Philippines pared gains. The move to a short duration position in Thailand during November also aided performance. The main driver of outperformance from the currency strategy was the overweight to Asian currencies against the U.S. dollar. Post-LTRO, Asian currencies rallied, in particular the Malaysian ringgit and Singapore dollar, and these positions contributed positively to performance.

Underweights to the Hong Kong dollar and Taiwan dollar bond market detracted from the Fund’s relative return for the semiannual period. The portfolio’s exposure to the Indian rupee was also negative given the currency’s volatility. The rupee weakened as domestic macroeconomic conditions deteriorated, but later rallied when the central bank announced currency trading curbs. Our primary use of derivatives was foreign exchange (FX) forwards to hedge the currency exposure of U.S. dollar-denominated credit back into Asian currencies. We also employed FX forwards to take positions in Asian currencies against the Japanese yen and the euro. These strategies detracted marginally from performance.

Post-LTRO, we added to the Fund’s Asian currency exposure, namely the Malaysian ringgit. We also increased our Singapore dollar position in April, in anticipation of a tightening policy stance. We initiated a position in Thai inflation-linked bonds as inflation and supply fears surfaced, but pared exposure to the Singapore and Hong Kong markets. In Asian credit, we increased our exposure to higher-quality issuers, particularly quasi-sovereigns.

Asian currencies have started to see greater volatility and what we believe to be a move away from their underlying fundamentals. Consequently, we have sought to reduce exposure to the more susceptible currencies, in particular the Indonesian rupiah, Korean won and the Philippine peso, and rotated into currencies where we have more conviction, such as the Singapore dollar and the Malaysian ringgit. The Fund also is overweight relative to its benchmark to the Chinese yuan, but short Taiwan and Hong Kong dollars, as well as the Thai baht. The Fund remains positioned in an effort to benefit from the medium-term appreciation of Asian currencies, though we are mindful that global risks may force us to adopt a more defensive short-term positioning. We have also positioned the Fund with an overall short duration bias. The portfolio is underweight versus the benchmark to China, Hong Kong, Taiwan and Singapore, but overweight to India and Indonesia, albeit with a short duration position in both countries. Other overweights include Korea, where the Fund holds inflation-protected securities, and Malaysia. In Asian credit, we prefer investment-grade bonds versus their high-yield counterparts. At the sector level, we favor financials, real estate and utilities, but the portfolio is underweight oil and gas, consumer services and quasi-sovereign issues.

Portfolio Management:

Aberdeen Asia Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Semiannual Report 2012

4

Aberdeen Asia Bond Fund (Unaudited) (concluded)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

The Fund may hold larger positions in fewer securities than other funds, which may cause a single security’s increase or decrease in value to have a greater impact on the Fund’s value and total return.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

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Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†		1 Yr.		5 Yr.	Inception[2]
Class A3	w/o SC	2.12%		0.98%		6.02%	6.02%
	w/SC4	(2.24%	)	(3.29%	)	5.11%	5.11%
Class C3	w/o SC	2.02%		0.88%		6.00%	6.00%
	w/SC5	1.02%		(0.08%	)	6.00%	6.00%
Class R3,6	w/o SC	2.11%		0.98%		6.02%	6.02%
Institutional Service Class[6]	w/o SC	2.12%		0.87%		5.97%	5.97%
Institutional Class[6]	w/o SC	2.13%		1.00%		6.02%	6.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Asia Bond Portfolio (the “Predecessor Fund”), a series of the Credit Suisse Institutional Fund, Inc. The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 1, 2007.
3	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. The performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because the classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in expenses of the classes. Returns for Class A, Class C and Class R have not been adjusted to reflect the expenses of the Institutional Class.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% CDSC was deducted from the six month and one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.

Semiannual Report 2012

6

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $10,000 Investment (as April 30, 2012)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Fund, the HSBC Asian Local Bond Index (ALBI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The HSBC ALBI is a market capitalization-weighted index that tracks the USD total return performance of liquid bonds, denominated in local currencies of China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Sovereign Bonds	61.2%
Eurodollar Bonds	23.6%
Non-Eurodollar Bonds	5.5%
Sovereign Agencies	3.3%
Repurchase Agreement	2.6%
Credit-Linked Notes	2.3%
Other assets in excess of liabilities	1.5%
100.0%

Top Industries
Commercial Banks	7.8%
Electric Utilities	3.4%
Real Estate Management & Development	3.0%
Investment Companies	2.7%
Diversified Financial Services	2.4%
Oil, Gas & Consumable Fuels	2.1%
Diversified Holding Companies	2.0%
Holding Companies-Diversified Operations	1.2%
Gas Utilities	0.8%
Chemicals	0.7%
Other	73.9%
100.0%
Top Holdings*
Korea Treasury Bond, Series 1703 03/10/17	4.7%
Korea Treasury Bond, Series 2106 06/10/21	3.6%
Korea Monetary Stabilization Bond, Series 1308 08/02/13	3.0%
Indonesia Treasury Bond, Series FR30 05/15/16	2.7%
Thailand Government Bond 03/08/19	2.6%
China Government Bond 06/24/20	2.2%
Malaysia Government Bond, Series 0207 02/15/17	2.1%
Malaysia Government Bond, Series 0111 07/15/21	2.0%
Temasek Financial (I) Ltd. 02/19/20	2.0%
Indonesia Treasury Bond, Series FR55 09/15/16	2.0%
Other	73.1%
100.0%

Top Countries
Republic of South Korea	19.8%
Indonesia	14.8%
Malaysia	14.3%
Singapore	9.8%
Philippines	8.9%
China	8.1%
India	7.8%
Thailand	6.0%
Hong Kong	5.4%
United States	2.6%
Other	2.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

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Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
EURODOLLAR BONDS (23.6%)
CHINA (3.2%)
Apparel (0.2%)
Texhong Textile Group Ltd., Series REGS (USD), 7.63%, 01/19/16 (a)	$1,050,000	$887,250
Building Materials (0.5%)
China Shanshui Cement Group Ltd. (USD), 10.50%, 04/27/17 (a)	1,650,000	1,666,500
West China Cement Ltd., Series REGS (USD), 7.50%, 01/25/16 (a)	1,100,000	929,500
		2,596,000
Gas Utilities (0.8%)
China Resources Gas Group Ltd. (USD), 4.50%, 04/05/22 (a)	1,100,000	1,090,773
ENN Energy Holdings Ltd., Series REGS (USD), 6.00%, 05/13/21 (a)	2,150,000	2,059,648
Talent Yield Investments Ltd. (USD), 4.50%, 04/25/22 (a)	600,000	594,526
		3,744,947
Real Estate Management & Development (1.7%)
Agile Property Holdings Ltd., Series REGS (USD), 8.88%, 04/28/17 (a)	1,750,000	1,675,625
Central China Real Estate Ltd.
Series REGS (USD), 12.25%, 10/20/15 (a)	650,000	660,985
Series REGS (USD), 12.25%, 10/20/15 (a)	450,000	454,500
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/20 (a)	1,500,000	1,507,104
Country Garden Holdings Co.
Series REGS (USD), 11.75%, 09/10/14 (a)	700,000	747,250
Series REGS (USD), 11.75%, 09/10/14 (a)	50,000	53,375
Series REGS (USD), 11.13%, 02/23/18 (a)	500,000	500,850
Series REGS (USD), 11.13%, 02/23/18 (a)	400,000	400,480
Longfor Properties Co. Ltd., Series REGS (USD), 9.50%, 04/07/16 (a)	550,000	567,875
Yanlord Land Group Ltd., Series REGS (USD), 10.63%, 03/29/18 (a)	1,900,000	1,752,750
		8,320,794
		15,548,991
HONG KONG (5.4%)
Chemicals (0.3%)
Fufeng Group Ltd., Series REGS (USD), 7.63%, 04/13/16 (a)	1,900,000	1,638,750
Commercial Banks (1.1%)
Wing Hang Bank Ltd.
(USD), EMTN, 6.00%, 04/20/17 (b)(c)	3,400,000	3,190,172
(USD), EMTN, 6.00%, 04/20/17 (b)(c)	2,150,000	2,017,315
		5,207,487
Diversified Holding Companies (2.0%)
Hutchison Whampoa International Ltd.
Series REGS (USD), 4.63%, 09/11/15 (a)	300,000	320,768
Series REGS (USD), 7.63%, 04/09/19 (a)	$4,250,000	$5,248,593
Series REGS (USD), 7.45%, 11/24/33 (a)	200,000	270,397
Series REGS (USD), 7.45%, 11/24/33 (a)	100,000	135,199
Swire Pacific MTN Financing Ltd.
(USD), EMTN, 6.25%, 04/18/18	1,100,000	1,268,810
(USD), EMTN, 5.50%, 08/19/19	2,000,000	2,212,970
		9,456,737
Holding Companies-Diversified Operations (0.7%)
Fita International Ltd. (USD), 7.00%, 02/10/20	3,150,000	3,262,883
Real Estate Management & Development (1.3%)
Henson Finance Ltd. (USD), 5.50%, 09/17/19	3,200,000	3,266,118
Hongkong Land Finance (Cayman Island) Co. Ltd. (USD), EMTN, 4.50%, 10/07/25	3,350,000	3,271,607
		6,537,725
		26,103,582
INDIA (2.6%)
Commercial Banks (1.6%)
Axis Bank Ltd. (USD), EMTN, 5.25%, 09/30/15	2,350,000	2,406,687
Bank of Baroda, Series REGS (USD), 5.00%, 08/24/16 (a)	1,750,000	1,791,051
ICICI Bank Ltd.
Series REGS (USD), EMTN, 4.75%, 11/25/16 (a)	950,000	939,971
Series REGS (USD), 6.38%, 04/30/22 (a)(c)	2,850,000	2,629,125
		7,766,834
Diversified Financial Services (0.3%)
Indian Railway Finance Corp. Ltd. (USD), 4.41%, 03/30/16	1,300,000	1,312,724
Electric Utilities (0.7%)
NTPC Ltd.
(USD), EMTN, 5.88%, 03/02/16	1,050,000	1,125,947
(USD), EMTN, 5.63%, 07/14/21 (a)	2,400,000	2,450,640
		3,576,587
		12,656,145
INDONESIA (1.5%)
Coal (0.3%)
Adaro Indonesia PT, Series REGS (USD), 7.63%, 10/22/19 (a)	1,600,000	1,742,080
Diversified Telecommunication Services (0.3%)
Indosat Palapa Co. BV, Series REGS (USD), 7.38%, 07/29/20 (a)	1,250,000	1,375,000
Electric Utilities (0.5%)
Majapahit Holding BV
Series REGS (USD), 8.00%, 08/07/19 (a)	1,250,000	1,493,750
Series REGS (USD), 8.00%, 08/07/19 (a)	350,000	418,250
Series REGS (USD), 7.88%, 06/29/37 (a)	300,000	372,000
Series REGS (USD), 7.88%, 06/29/37 (a)	200,000	248,000
		2,532,000

See accompanying notes to financial statements.

Semiannual Report 2012

8

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (0.4%)
Pertamina Persero PT, Series REGS (USD), 5.25%, 05/23/21 (a)	$1,800,000	$1,854,000
		7,503,080
MALAYSIA (2.7%)
Commercial Banks (1.3%)
AMBB Capital (L) Ltd. (USD), 6.77%, 01/27/16 (b)(c)	2,300,000	2,242,519
Public Bank Bhd (USD), 6.84%, 08/22/36 (c)	900,000	915,809
SBB Capital Corp. (USD), 6.62%, 11/02/15 (b)(c)	3,100,000	3,034,413
		6,192,741
Electric Utilities (0.2%)
TNB Capital (L) Ltd., Series REGS (USD), 5.25%, 05/05/15 (a)	1,100,000	1,193,314
Oil, Gas & Consumable Fuels (1.2%)
PETRONAS Capital Ltd.
Series REGS (USD), 5.25%, 08/12/19 (a)	1,200,000	1,363,896
Series REGS (USD), 5.25%, 08/12/19 (a)	200,000	227,316
PETRONAS Global Sukuk Ltd., Series REGS (USD), 4.25%, 08/12/14 (a)	3,850,000	4,053,769
		5,644,981
		13,031,036
PHILIPPINES (1.1%)
Diversified Telecommunication Services (0.3%)
Philippine Long Distance Telephone Co.
(USD), EMTN, 8.35%, 03/06/17	900,000	1,066,500
(USD), EMTN, 8.35%, 03/06/17	100,000	118,500
		1,185,000
Electric Utilities (0.3%)
Power Sector Assets & Liabilites Management Corp., Series REGS (USD), 6.88%, 11/02/16 (a)(d)	1,250,000	1,437,500
Holding Companies-Diversified Operations (0.5%)
Alliance Global Group Inc. (USD), 6.50%, 08/18/17	2,350,000	2,462,800
		5,085,300
REPUBLIC OF SOUTH KOREA (4.3%)
Commercial Banks (2.5%)
Hana Bank, Series REGS (USD), 4.00%, 11/03/16 (a)	900,000	930,297
National Agricultural Cooperative Federation, Series REGS (USD), 4.25%, 01/28/16 (a)	2,600,000	2,717,611
Shinhan Bank
Series REGS (USD), 4.13%, 10/04/16 (a)	1,200,000	1,251,164
Series REGS (USD), 5.66%, 03/02/35 (a)(c)	2,350,000	2,366,370
(USD), 6.82%, 09/20/36 (c)	1,650,000	1,697,253
Standard Chartered First Bank Korea Ltd., Series REGS (USD), 7.27%, 03/03/34 (a)(c)	2,690,000	2,770,700
		11,733,395
Diversified Financial Services (0.9%)
Hyundai Capital Services, Inc.
Series REGS (USD), 6.00%, 05/05/15 (a)	$2,600,000	$2,847,650
Series REGS (USD), 6.00%, 05/05/15 (a)	1,000,000	1,095,250
Series REGS (USD), 4.38%, 07/27/16 (a)	450,000	474,757
		4,417,657
Electric Utilities (0.9%)
Korea South-East Power Co. Ltd.
Series REGS (USD), 6.00%, 05/25/16 (a)	3,600,000	3,986,579
(USD), EMTN, 3.63%, 01/29/17 (a)	450,000	457,183
		4,443,762
		20,594,814
SINGAPORE (1.5%)
Commercial Banks (0.4%)
Oversea-Chinese Banking Corp. Ltd. (USD), EMTN, 3.75%, 11/15/22 (c)	2,050,000	2,039,057
Investment Companies (0.7%)
Temasek Financial (I) Ltd., Series REGS (USD), 4.30%, 10/25/19 (a)	3,250,000	3,608,092
Semiconductors & Semiconductor Equipment (0.4%)
STATS ChipPAC Ltd., Series REGS (USD), 7.50%, 08/12/15 (a)	1,600,000	1,720,000
		7,367,149
THAILAND (1.3%)
Commercial Banks (0.9%)
Bangkok Bank PCL
Series REGS (USD), 4.80%, 10/18/20 (a)	950,000	968,841
Series REGS (USD), 9.03%, 03/15/29 (a)	1,450,000	1,754,500
Series REGS (USD), 9.03%, 03/15/29 (a)	600,000	726,000
Kasikornbank PCL, Series REGS (USD), 8.25%, 08/21/16 (a)	900,000	998,500
		4,447,841
Oil, Gas & Consumable Fuels (0.4%)
PTTEP Australia International Finance Pty Ltd., Series REGS (USD), 4.15%, 07/19/15 (a)	750,000	779,366
PTTEP Canada International Finance Ltd., Series REGS (USD), EMTN, 5.69%, 04/05/21 (a)	850,000	919,528
		1,698,894
		6,146,735
Total Eurodollar Bonds		114,036,832
NON-EURODOLLAR BONDS (5.5%)
CHINA (0.5%)
Chemicals (0.4%)
Sinochem Offshore Capital Co. Ltd. (CNH), 1.80%, 01/18/14	12,000,000	1,843,818

See accompanying notes to financial statements.

2012 Semiannual Report

9

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (0.1%)
China Petroleum & Chemical Corp., Series WW (CNY), 0.80%, 02/20/14	$4,500,000	$667,490
		2,511,308
INDIA (1.8%)
Diversified Financial Services (1.0%)
Rural Electrification Corp. Ltd., Series 103 (INR), 9.35%, 10/19/16	258,000,000	4,846,733
Electric Utilities (0.8%)
Power Grid Corp. of India Ltd., Series B (INR), 9.25%, 12/26/16	216,250,000	4,077,950
		8,924,683
MALAYSIA (0.2%)
Diversified Financial Services (0.2%)
Danga Captial Bhd (CNH), 2.90%, 10/20/14 (a)	5,000,000	783,926
SINGAPORE (3.0%)
Investment Companies (2.0%)
Temasek Financial (I) Ltd. (SGD), MTN, 3.27%, 02/19/20	11,000,000	9,606,818
Real Estate (0.3%)
CapitaMalls Asia Treasury Ltd. (SGD), EMTN, 3.95%, 08/24/17	1,750,000	1,437,568
Real Estate Investment Trust (REIT) Funds (0.7%)
CMT MTN Pte. Ltd.
(SGD), MTN, 2.85%, 09/01/14	2,000,000	1,642,122
(USD), EMTN, 4.32%, 04/08/15	1,500,000	1,568,347
		3,210,469
		14,254,855
Total Non-Eurodollar Bonds		26,474,772
CREDIT-LINKED NOTES (2.3%)
INDIA (1.2%)
Sovereign (1.2%)
India Government Bonds, Deutsche Bank AG London Credit-Linked Notes (USD), EMTN, 5.16%, 05/22/14 (c)	7,000,000	5,963,179
INDONESIA (1.1%)
Sovereign (1.1%)
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes (IDR), EMTN, 9.50%, 06/17/15	41,000,000,000	5,049,997
Total Credit-Linked Notes		11,013,176
SOVEREIGN BONDS (61.2%)
CHINA (4.4%)
China Government Bond
(CNY), 3.60%, 02/17/16	30,000,000	4,845,845
(CNY), 3.41%, 06/24/20	68,000,000	10,705,371
(CNH), 2.48%, 12/01/20	$12,000,000	$1,853,668
Series 1124 (CNY), 3.57%, 11/17/21	24,000,000	3,802,826
		21,207,710
INDIA (2.2%)
India Government Bond
(INR), 7.49%, 04/16/17	300,000,000	5,476,093
(INR), 8.33%, 06/07/36	295,000,000	5,275,725
		10,751,818
INDONESIA (12.2%)
Indonesia Government International Bond
Series REGS (USD), 11.63%, 03/04/19 (a)	1,800,000	2,655,000
Series REGS (USD), 11.63%, 03/04/19 (a)	50,000	73,750
Series REGS (USD), 5.88%, 03/13/20 (a)	1,200,000	1,368,000
Series REGS (USD), 4.88%, 05/05/21 (a)	1,550,000	1,666,250
Series REGS (USD), 6.63%, 02/17/37 (a)	2,900,000	3,498,125
Indonesia Treasury Bond
Series FR27 (IDR), 9.50%, 06/15/15	27,100,000,000	3,346,385
Series FR30 (IDR), 10.75%, 05/15/16	98,500,000,000	12,888,929
Series FR55 (IDR), 7.38%, 09/15/16	80,800,000,000	9,543,113
Series FR31 (IDR), 11.00%, 11/15/20	12,500,000,000	1,821,681
Series FR53 (IDR), 8.25%, 07/15/21	23,000,000,000	2,908,291
Series FR35 (IDR), 12.90%, 06/15/22	35,000,000,000	5,712,489
Series FR40 (IDR), 11.00%, 09/15/25	24,000,000,000	3,651,016
Series FR54 (IDR), 9.50%, 07/15/31	9,000,000,000	1,261,747
Series FR58 (IDR), 8.25%, 06/15/32	35,800,000,000	4,512,050
Perusahaan Penerbit SBSN
Series REGS (USD), 8.80%, 04/23/14 (a)	2,000,000	2,229,014
Series REGS (USD), 8.80%, 04/23/14 (a)	400,000	445,803
Series REGS (USD), 4.00%, 11/21/18 (a)	1,650,000	1,670,625
		59,252,268
MALAYSIA (11.4%)
1Malaysia Sukuk Global Bhd, Series REGS (USD), 3.93%, 06/04/15 (a)	1,050,000	1,118,010
Malaysia Government Bond
Series 0409 (MYR), 3.74%, 02/27/15	18,500,000	6,204,512
Series 0312 (MYR), 3.20%, 10/15/15	26,000,000	8,584,416
Series 1/06 (MYR), 4.26%, 09/15/16	19,500,000	6,699,139
Series 0207 (MYR), 3.81%, 02/15/17	30,000,000	10,128,837
Series 0210 (MYR), 4.01%, 09/15/17	25,900,000	8,828,134
Series 0111 (MYR), 4.16%, 07/15/21	28,700,000	9,944,683
Series 0311 (MYR), 4.39%, 04/15/26	4,000,000	1,400,215
Wakala Global Sukuk Bhd, Series REGS (USD), 2.99%, 07/06/16 (a)	2,150,000	2,213,735
		55,121,681
PHILIPPINES (7.8%)
Philippine Government Bond
Series 7-48 (PHP), 7.00%, 01/27/16	261,300,000	6,781,725
Series R102 (PHP), 7.38%, 03/03/21	130,000,000	3,566,357
Series 1054 (PHP), 6.38%, 01/19/22	270,000,000	6,956,024
Series 2017 (PHP), 8.00%, 07/19/31	200,000,000	5,898,740

See accompanying notes to financial statements.

Semiannual Report 2012

10

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Philippine Government International Bond
(USD), 8.88%, 03/17/15	$1,100,000	$1,304,875
(USD), 9.38%, 01/18/17	100,000	129,750
(USD), 9.88%, 01/15/19	2,450,000	3,454,500
(USD), 6.50%, 01/20/20	1,050,000	1,281,000
(USD), 10.63%, 03/16/25	2,400,000	3,900,000
(USD), 7.75%, 01/14/31	2,050,000	2,854,625
(USD), 7.75%, 01/14/31	1,150,000	1,601,375
		37,728,971
REPUBLIC OF SOUTH KOREA (14.0%)
Korea Monetary Stabilization Bond
Series 1308 (KRW), 3.90%, 08/02/13	16,300,000,000	14,485,809
Series 1402 (KRW), 3.47%, 02/02/14	4,000,000,000	3,538,377
Korea Treasury Bond
Series 1703 (KRW), 3.50%, 03/10/17	26,000,000,000	22,952,355
Series 2106 (KRW), 4.25%, 06/10/21	19,000,000,000	17,382,051
Korea Treasury Inflation Linked Bond, Series 2106 (KRW), 1.50%, 06/10/21 (e)	6,500,000,000	6,199,852
Republic of Korea
(USD), 5.13%, 12/07/16	350,000	394,807
(USD), 7.13%, 04/16/19	2,400,000	3,011,076
		67,964,327
SINGAPORE (3.5%)
Singapore Government Bond
(SGD), 4.00%, 09/01/18	4,200,000	4,042,087
(SGD), 2.50%, 06/01/19	5,239,000	4,605,248
(SGD), 3.25%, 09/01/20	8,880,000	8,169,686
		16,817,021
SRI LANKA (1.0%)
Sri Lanka Government International Bond
Series REGS (USD), 7.40%, 01/22/15 (a)	750,000	800,625
Series REGS (USD), 6.25%, 10/04/20 (a)	1,850,000	1,882,375
Series REGS (USD), 6.25%, 07/27/21 (a)	1,950,000	1,979,318
		4,662,318
THAILAND (4.7%)
Thailand Government Bond
(THB), 3.63%, 05/22/15	155,000,000	5,050,545
(THB), 4.13%, 11/18/16	101,900,000	3,371,432
(THB), 3.45%, 03/08/19	400,000,000	12,745,236
(THB), 1.20%, 07/14/21 (e)	49,200,000	1,649,303
		22,816,516
Total Sovereign Bonds		296,322,630
SOVEREIGN AGENCIES (3.3%)
REPUBLIC OF SOUTH KOREA (1.5%)
Export-Import Bank of Korea
(USD), 4.00%, 01/11/17	950,000	997,134
(USD), 5.00%, 04/11/22	600,000	644,463
Korea Expressway Corp., Series REGS (USD), 4.50%, 03/23/15 (a)	2,350,000	2,469,279
Korea Finance Corp.
(USD), 3.25%, 09/20/16	$1,700,000	$1,716,521
(USD), 4.63%, 11/16/21	1,300,000	1,349,760
		7,177,157
SINGAPORE (1.8%)
Housing & Development Board
(SGD), MTN, 2.02%, 02/22/16	5,000,000	4,191,936
(SGD), MTN, 3.95%, 07/15/18	5,000,000	4,600,828
		8,792,764
Total Sovereign Agencies		15,969,921
REPURCHASE AGREEMENT (2.6%)
UNITED STATES (2.6%)
State Street Bank, 0.08%, dated 04/30/12, due 05/01/12, repurchase price $12,479,028, collateralized by $12,095,000 U.S. Treasury Notes, maturing 2/28/14-11/30/14; total market value of $12,734,754	12,479,000	12,479,000
Total Repurchase Agreement		12,479,000
Total Investments (Cost $462,823,484) (f)—98.5%		476,296,331

Other assets in excess of liabilities—1.5%		7,391,110
Net Assets—100.0%		$483,687,441

(a)	Denotes a restricted security.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2012.
(d)	This security is government guaranteed.
(e)	Inflation linked security.
(f)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EMTN	Euro Medium Term Note
EUR	Euro Currency
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	U.S. Dollar

See accompanying notes to financial statements.

2012 Semiannual Report

11

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Asia Bond Fund

At April 30, 2012, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	Credit Suisse	132	06/29/12	$37,391
United States Treasury Note 6%-2 year	Credit Suisse	(310)	06/29/12	(77,501)
United States Treasury Note 6%-5 year	Credit Suisse	(75)	06/29/12	(40,781)
United States Treasury Note 6%-10 year	Credit Suisse	214	06/20/12	193,937
United States Treasury Note 6%-10 year	Credit Suisse	(24)	06/20/12	(40,234)
United States Treasury Bond 6%-30 year	Credit Suisse	31	06/20/12	36,122
				$108,934

At April 30, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar 07/13/12	Credit Suisse	CNY	71,178,700	USD	11,300,000	$11,282,204	$(17,796)
07/13/12	Deutsche Bank	CNY	86,520,360	USD	13,700,000	13,713,940	13,940
01/30/13	UBS	CNY	86,077,100	USD	13,700,000	13,588,285	(111,715)
Chinese Yuan Renminbi Offshore/United States Dollar
05/23/12	Credit Suisse	CNH	7,064,750	USD	1,100,000	1,120,249	20,249
05/23/12	Deutsche Bank	CNH	126,904,330	USD	19,800,000	20,123,074	323,074
05/23/12	Royal Bank of Canada	CNH	80,485,100	USD	12,600,000	12,762,429	162,429
05/23/12	Standard Chartered Bank	CNH	49,114,850	USD	7,700,000	7,788,085	88,085
05/23/12	UBS	CNH	112,348,950	USD	17,500,000	17,815,041	315,041
08/23/12	Credit Suisse	CNH	71,438,600	USD	11,300,000	11,282,929	(17,071)
08/23/12	Deutsche Bank	CNH	234,089,580	USD	37,050,000	36,971,834	(78,166)
08/23/12	Royal Bank of Canada	CNH	24,751,350	USD	3,900,000	3,909,199	9,199
Euro Currency/United States Dollar
06/06/12	Deutsche Bank	EUR	530,102	USD	700,000	701,784	1,784
06/06/12	State Street	EUR	11,170,791	USD	14,600,000	14,788,617	188,617
Hong Kong Dollar/United States Dollar
09/07/12	Deutsche Bank	HKD	73,699,100	USD	9,500,000	9,503,796	3,796
09/07/12	Standard Chartered Bank	HKD	25,607,340	USD	3,300,000	3,302,170	2,170
Indian Rupee/United States Dollar
05/09/12	Credit Suisse	INR	36,260,000	USD	700,000	687,336	(12,664)
05/09/12	Deutsche Bank	INR	330,000,000	USD	6,600,000	6,255,406	(344,594)
07/16/12	Deutsche Bank	INR	613,740,000	USD	12,000,000	11,474,612	(525,388)
Indonesian Rupiah/United States Dollar
06/05/12	Deutsche Bank	IDR	17,527,500,000	USD	1,900,000	1,907,095	7,095
06/05/12	Standard Chartered Bank	IDR	274,263,850,000	USD	31,450,000	29,841,524	(1,608,476)
06/05/12	State Street	IDR	75,638,000,000	USD	8,500,000	8,229,861	(270,139)
06/05/12	UBS	IDR	74,073,700,000	USD	8,300,000	8,059,657	(240,343)
09/13/12	Credit Suisse	IDR	21,436,000,000	USD	2,300,000	2,308,778	8,778
09/13/12	Deutsche Bank	IDR	35,644,000,000	USD	3,800,000	3,839,060	39,060
09/13/12	Royal Bank of Canada	IDR	41,262,500,000	USD	4,400,000	4,444,204	44,204
09/13/12	Standard Chartered Bank	IDR	59,752,000,000	USD	6,389,000	6,435,627	46,627
09/13/12	UBS	IDR	103,991,600,000	USD	11,000,000	11,200,482	200,482
03/01/13	Deutsche Bank	IDR	15,240,000,000	USD	1,600,000	1,607,080	7,080
03/01/13	Royal Bank of Canada	IDR	73,612,000,000	USD	7,700,000	7,762,494	62,494
03/01/13	Standard Chartered Bank	IDR	156,832,500,000	USD	16,500,000	16,538,219	38,219

See accompanying notes to financial statements.

Semiannual Report 2012

12

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Asia Bond Fund

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Malaysian Ringgit/United States Dollar
06/28/12	Credit Suisse	MYR	88,441,000	USD	28,700,000	$29,143,839	$443,839
06/28/12	Deutsche Bank	MYR	92,549,140	USD	29,990,000	30,497,589	507,589
06/28/12	HSBC	MYR	8,290,350	USD	2,700,000	2,731,907	31,907
06/28/12	Standard Chartered Bank	MYR	77,747,190	USD	25,188,000	25,619,923	431,923
06/28/12	State Street	MYR	3,833,400	USD	1,200,000	1,263,215	63,215
06/28/12	UBS	MYR	16,325,250	USD	5,300,000	5,379,636	79,636
New Taiwan Dollar/United States Dollar
05/24/12	Deutsche Bank	TWD	5,604,000	USD	200,000	192,504	(7,496)
Philippine Peso/United States Dollar
08/23/12	Deutsche Bank	PHP	141,306,000	USD	3,300,000	3,339,005	39,005
08/23/12	Royal Bank of Canada	PHP	782,780,200	USD	18,200,000	18,496,790	296,790
08/23/12	Standard Chartered Bank	PHP	546,583,800	USD	12,670,000	12,915,561	245,561
08/23/12	UBS	PHP	422,560,000	USD	9,800,000	9,984,928	184,928
Singapore Dollar/United States Dollar
06/21/12	Credit Suisse	SGD	10,260,180	USD	8,200,000	8,291,676	91,676
06/21/12	Deutsche Bank	SGD	125,765,008	USD	99,960,000	101,635,908	1,675,908
06/21/12	Royal Bank of Canada	SGD	9,377,047	USD	7,500,000	7,577,979	77,979
06/21/12	UBS	SGD	3,888,485	USD	3,100,000	3,142,446	42,446
South Korean Won/United States Dollar
09/20/12	Credit Suisse	KRW	10,598,730,000	USD	9,300,000	9,310,547	10,547
09/20/12	Royal Bank of Canada	KRW	2,850,000,000	USD	2,500,000	2,503,607	3,607
09/20/12	Standard Chartered Bank	KRW	55,939,268,000	USD	48,580,000	49,140,336	560,336
Thai Baht/United States Dollar
06/07/12	Deutsche Bank	THB	119,620,800	USD	3,900,000	3,888,468	(11,532)
06/07/12	HSBC	THB	282,009,000	USD	9,100,000	9,167,159	67,159
06/07/12	Royal Bank of Canada	THB	82,822,500	USD	2,700,000	2,692,279	(7,721)
06/07/12	Standard Chartered Bank	THB	242,392,500	USD	7,980,000	7,879,361	(100,639)
06/07/12	UBS	THB	179,493,000	USD	5,800,000	5,834,710	34,710
						$649,874,444	$3,117,444

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi
07/13/12	Credit Suisse	USD	11,300,000	CNY	71,178,700	$11,282,204	$17,796
07/13/12	Deutsche Bank	USD	2,600,000	CNY	16,411,460	2,601,304	(1,304)
07/13/12	State Street	USD	11,300,000	CNY	71,026,150	11,258,024	41,976
07/13/12	UBS	USD	2,400,000	CNY	15,172,800	2,404,970	(4,970)
01/30/13	UBS	USD	3,500,000	CNY	22,158,500	3,497,981	2,019
United States Dollar/Chinese Yuan Renminbi Offshore
05/23/12	Credit Suisse	USD	3,600,000	CNH	23,121,000	3,666,270	(66,270)
05/23/12	Deutsche Bank	USD	20,200,000	CNH	128,001,180	20,296,999	(96,999)
05/23/12	HSBC	USD	2,400,000	CNH	15,147,600	2,401,937	(1,937)
05/23/12	Standard Chartered Bank	USD	16,800,000	CNH	107,260,770	17,008,217	(208,217)
05/23/12	UBS	USD	1,078,000	CNH	6,865,452	1,088,647	(10,647)
08/23/12	Credit Suisse	USD	11,300,000	CNH	71,438,600	11,282,929	17,071
08/23/12	Deutsche Bank	USD	3,300,000	CNH	20,934,210	3,306,325	(6,325)
08/23/12	Royal Bank of Canada	USD	5,900,000	CNH	37,450,460	5,914,882	(14,882)
08/23/12	Standard Chartered Bank	USD	9,050,000	CNH	57,422,840	9,069,296	(19,296)
United States Dollar/Euro Currency
06/06/12	Royal Bank of Canada	USD	16,600,000	EUR	12,311,115	16,298,252	301,748

See accompanying notes to financial statements.

2012 Semiannual Report

13

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Hong Kong Dollar
09/07/12	Deutsche Bank	USD	9,400,000	HKD	72,898,920	$9,400,610	$(610)
09/07/12	Royal Bank of Canada	USD	12,600,000	HKD	97,696,620	12,598,373	1,627
United States Dollar/Indian Rupee
05/09/12	Credit Suisse	USD	4,800,000	INR	248,376,000	4,708,160	91,840
05/09/12	Deutsche Bank	USD	2,700,000	INR	140,008,500	2,653,969	46,031
05/09/12	HSBC	USD	1,600,000	INR	83,856,000	1,589,555	10,445
05/09/12	Standard Chartered Bank	USD	2,000,000	INR	104,560,000	1,982,016	17,984
05/09/12	UBS	USD	800,000	INR	40,944,000	776,125	23,875
07/16/12	Deutsche Bank	USD	3,800,000	INR	194,351,000	3,633,627	166,373
United States Dollar/Indonesian Rupiah
06/05/12	Credit Suisse	USD	18,300,000	IDR	168,726,000,000	18,358,383	(58,383)
06/05/12	Deutsche Bank	USD	13,400,000	IDR	123,389,400,000	13,425,494	(25,494)
06/05/12	Standard Chartered Bank	USD	12,500,000	IDR	114,419,300,000	12,449,494	50,506
06/05/12	State Street	USD	2,300,000	IDR	21,160,000,000	2,302,333	(2,333)
06/05/12	UBS	USD	9,500,000	IDR	88,765,000,000	9,658,155	(158,155)
09/13/12	Credit Suisse	USD	1,800,000	IDR	16,776,000,000	1,806,870	(6,870)
09/13/12	Standard Chartered Bank	USD	11,920,000	IDR	112,513,300,000	12,118,316	(198,316)
09/13/12	UBS	USD	12,450,000	IDR	115,939,050,000	12,487,288	(37,288)
United States Dollar/Malaysian Ringgit
06/28/12	Credit Suisse	USD	28,200,000	MYR	86,186,500	28,400,917	(200,917)
06/28/12	Deutsche Bank	USD	39,510,000	MYR	121,908,360	40,172,292	(662,292)
06/28/12	HSBC	USD	1,100,000	MYR	3,377,550	1,112,999	(12,999)
06/28/12	Royal Bank of Canada	USD	4,300,000	MYR	13,232,850	4,360,603	(60,603)
06/28/12	UBS	USD	5,300,000	MYR	16,319,950	5,377,891	(77,891)
United States Dollar/New Taiwan Dollar
05/24/12	UBS	USD	200,000	TWD	5,592,800	192,119	7,881
United States Dollar/Philippine Peso
08/23/12	Credit Suisse	USD	1,100,000	PHP	47,267,000	1,116,901	(16,901)
08/23/12	Deutsche Bank	USD	5,900,000	PHP	252,865,000	5,975,101	(75,101)
08/23/12	Royal Bank of Canada	USD	11,490,000	PHP	494,196,390	11,677,667	(187,667)
08/23/12	Standard Chartered Bank	USD	700,000	PHP	30,156,000	712,574	(12,574)
08/23/12	UBS	USD	11,600,000	PHP	498,856,000	11,787,773	(187,773)
United States Dollar/Singapore Dollar
06/21/12	Credit Suisse	USD	10,600,000	SGD	13,314,988	10,760,393	(160,393)
06/21/12	Deutsche Bank	USD	3,300,000	SGD	4,150,080	3,353,851	(53,851)
06/21/12	Royal Bank of Canada	USD	27,500,000	SGD	34,474,667	27,860,405	(360,405)
06/21/12	Standard Chartered Bank	USD	10,000,000	SGD	12,531,920	10,127,564	(127,564)
06/21/12	State Street	USD	2,100,000	SGD	2,641,695	2,134,863	(34,863)
06/21/12	UBS	USD	1,300,000	SGD	1,630,655	1,317,800	(17,800)
United States Dollar/South Korean Won
09/20/12	Credit Suisse	USD	4,300,000	KRW	4,935,330,000	4,335,483	(35,483)
09/20/12	Royal Bank of Canada	USD	16,700,000	KRW	19,179,980,000	16,848,820	(148,820)
09/20/12	Standard Chartered Bank	USD	7,030,000	KRW	8,082,973,000	7,100,558	(70,558)
09/20/12	State Street	USD	4,600,000	KRW	5,281,720,000	4,639,773	(39,773)
09/20/12	UBS	USD	11,400,000	KRW	13,114,560,000	11,520,600	(120,600)
United States Dollar/Thai Baht
06/07/12	Credit Suisse	USD	5,000,000	THB	154,535,000	5,023,410	(23,410)
06/07/12	Deutsche Bank	USD	1,300,000	THB	40,391,000	1,312,975	(12,975)
06/07/12	HSBC	USD	5,400,000	THB	165,067,000	5,365,770	34,230
06/07/12	Standard Chartered Bank	USD	9,433,000	THB	286,527,375	9,314,036	118,964
06/07/12	UBS	USD	2,600,000	THB	80,600,000	2,620,033	(20,033)
						$475,850,176	$(2,689,176)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Semiannual Report 2012

14

Aberdeen Core Fixed Income Fund (Unaudited)

The Aberdeen Core Fixed Income Fund (Class A shares at NAV net of fees) returned 3.40% for the six-month period ended April 30, 2012, versus the 2.44% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Intermediate Investment-Grade Debt Funds (consisting of 607 funds) was 3.23% for the period.

During the semiannual period, all sectors of the U.S. fixed income market (as measured by the Barclays Capital U.S. Aggregate Bond Index) produced positive absolute returns and outperformed relative to comparable-duration U.S. Treasuries. However, there was substantial intra- and inter-day volatility. Investors appeared to be focused on two factors, neither of which constituted “new news.” One issue was the Eurozone sovereign debt crisis and the debatable success of attempts by the various European entities to stem liquidity concerns and begin to implement austerity programs. Investors also expressed concerns about the trajectory and strength of the U.S. economic recovery, as recent data appear to provide mixed signals compared to the generally positive tone and sentiment of the economic indicators released in the second half of 2011. Consequently, U.S. economic data reports or announcements from Europe brought significant daily yield/price fluctuations in the U.S. bond market, as investors quickly moved to implement “risk-on” or “risk-off” trades. U.S. Treasury yields ended the period with mixed results, as the 30-year bond yield barely moved (down 2 basis points from 3.13% to 3.11%), while the 10-year note experienced a much more dramatic change (ending at 1.92% vs. 2.11% at the start of the six-month period).

Fund performance for the semiannual period was enhanced by both security selection and an overweight relative to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, in corporate bonds. The primary contributors within the sector were financials, TMT (technology, media and telecom) and industrials. The portfolio’s exposure to the securitized sectors – including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS) – also had a positive impact on the Fund’s relative performance. The Fund’s relative overweight to taxable municipals also boosted performance over period.

Regarding the use of derivatives, the Fund employed U.S. Treasury futures as hedges against interest-rate risk during the period. These hedges had minimal impact on performance.

Fund performance was hampered by an underweight versus the benchmark index to US Treasury and agency/sovereign government securities. Additionally, the exposure to agency MBS modestly detracted from the Fund’s relative return for the period.

During the reporting period, we reduced the Fund’s weighting in U.S. Treasury securities due to their relatively low yields. We increased the allocation to agency MBS, both for pass-through issues and collateralized mortgage obligations (CMOs), as we believe that these securities offer attractive potential risk-adjusted returns. Within the corporate sector, we continued to rotate into non-U.S. banks that we believe are stable and well-capitalized and have modest or no exposure to peripheral European sovereign borrowers. We also marginally shortened maturities among our corporate holdings. We maintained the portfolio’s positioning in the taxable municipal bond sector, which has continued to benefit from a favorable supply/demand environment. In the CMBS sector, we made relatively modest changes to the holdings, selling some of the last cash-flow securities but retaining exposure to AM bonds (the second of three basic classes of AAA rated tranches within structured CMBS) that we continue to believe offer strong risk-adjusted characteristics compared to other investment-grade fixed income alternatives.

At the end of the semiannual period, the Fund’s largest positions were in MBS, corporates and U.S. Treasury securities. The most notable overweights compared to the benchmark Barclays Capital U.S. Aggregate Bond Index were corporate bonds, ABS, CMBS and taxable municipal issues. The Fund’s most significant relative underweights were in U.S. Treasury and U.S. agency securities. We have continued to increase the agency MBS exposure as we believe that it is an attractive, high-quality sector with good liquidity and attractive yields relative to U.S. Treasuries. The taxable municipal sector has performed well since the discontinuation of the Build America Bond (BAB) program at the end of 2010. We anticipate that we will reduce the Fund’s overweight position in municipals as the supply/demand equation moves towards historically normal levels.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

15

Aberdeen Core Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†		1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	3.40%		6.93%	5.90%	5.22%
	w/SC4	(1.03%	)	2.36%	4.99%	4.77%
Class C	w/o SC	3.12%		6.25%	5.17%	4.49%
	w/SC5	2.12%		5.25%	5.17%	4.49%
Institutional Service Class[6,7]	w/o SC	3.62%		7.17%	6.18%	5.47%
Institutional Class[3,6]	w/o SC	3.62%		7.18%	6.16%	5.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized
1	Pacific Capital High Grade Core Fixed Income Fund (the “Predecessor Fund”) was reorganized into the Aberdeen Core Fixed Income Fund (the “Fund”) on July 12, 2010. Returns presented for the Fund for periods prior to July 12, 2010 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A shares of the Fund acquired the assets of the Class A and Class B shares of the Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class A shares of the Predecessor Fund.
3	Institutional Class shares of the Fund acquired the assets of the Class Y shares of the Predecessor Fund. Returns prior to July 12, 2010 are based on the performance of Class Y shares of the Predecessor Fund.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% CDSC was deducted from the six month and one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class Shares (July 12, 2010) are based on the previous performance of the Institutional Class. The performance is substantially similar to what Institutional Service Class Shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of the Institutional Service Class shares.

Semiannual Report 2012

16

Aberdeen Core Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Core Fixed Income Fund, Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
U.S. Agencies Mortgage Backed	35.3%
Corporate Bonds	21.9%
U.S. Treasury Obligations	15.4%
Foreign Non-Government Bonds	7.7%
Residential Mortgage-Backed Securities	7.2%
Repurchase Agreement	6.4%
Commercial Mortgage-Backed Securities	5.6%
Municipal Bonds	3.6%
Asset-Backed Securities	2.9%
Liabilities in excess of other assets	(6.0%	)
	100.0%

Top Industries
Commercial Banks	5.6%
Diversified Financial Services	4.2%
Oil, Gas & Consumable Fuels	2.9%
Metals & Mining	1.9%
Diversified Telecommunication Services	1.8%
Electric Utilities	1.5%
Real Estate	1.4%
Insurance	1.3%
Media	1.3%
Paper & Forest Products	1.0%
Other	77.1%
100.0%

Top Holdings*
U.S. Treasury Notes 03/31/14	10.1%
U.S. Treasury Bond 11/15/41	3.1%
Federal Home Loan Mortgage Corp., Pool # A60299 05/01/37	1.1%
Xerox Corp. 04/01/16	0.9%
U.S. Treasury Notes 02/15/22	0.9%
U.S. Treasury Notes 02/28/19	0.9%
FUEL Trust 04/15/16	0.8%
SBA Tower Trust 04/15/17	0.8%
Federal National Mortgage Association, Pool # 735676 07/01/35	0.8%
Federal National Mortgage Association, Pool # AK6299 03/01/42	0.8%
Other	79.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

17

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (2.9%)
AUSTRALIA (0.1%)
SMART Trust, Series 2011-2USA, Class A4A (USD), 2.31%, 04/14/17 (a)	$110,000	$111,545
UNITED STATES (2.8%)
Capital One Multi-Asset Execution Trust
Series 2004-B3, Class B3 (USD), 0.97%, 01/18/22 (b)	205,000	196,410
Series 2006-B1, Class B1 (USD), 0.52%, 01/15/19 (b)	165,000	161,461
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.49%, 04/07/24 (a)(b)	200,000	201,217
CNH Wholesale Master Note Trust, Series 2011-1, Class B (USD), 1.91%, 12/15/15 (a)(b)	100,000	99,968
CPS Auto Trust, Series 2011-A, Class A (USD), 2.82%, 04/16/18 (a)	136,833	136,547
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2, ABS (USD), 5.22%, 01/25/42 (a)	268,988	279,283
Mid-State Trust, Series 2010-1, Class M (USD), 5.25%, 12/15/45 (a)	478,997	483,671
Santander Drive Auto Receivables Trust
Series 2010-2, Class C (USD), 3.89%, 07/17/17	100,000	102,092
Series 2011-4, Class B (USD), 2.90%, 05/16/16	134,000	136,151
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (USD), 2.00%, 04/15/18 (a)	156,012	156,106
World Financial Network Credit Card Master Trust
Series 2010-A, Class M (USD), 5.20%, 04/15/19	360,000	389,411
Series 2012-A, Class A (USD), 3.14%, 01/17/23	369,000	374,228
		2,716,545
Total Asset-Backed Securities		2,828,090
COMMERCIAL MORTGAGE-BACKED SECURITIES (5.6%)
UNITED STATES (5.6%)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM (USD), 5.58%, 09/11/41 (b)	250,000	265,145
Series 2007-PW17, Class AMFL, CMO, FRN (USD), 0.93%, 06/11/50 (a)(b)	125,000	101,381
Series 2007-PW17, Class A4 (USD), 5.69%, 06/11/50 (b)	150,000	172,182
Series 2007-PW17, Class AM (USD), 5.92%, 06/11/50 (b)	250,000	259,904
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class AM (USD), 5.46%, 10/15/49	225,000	239,230
Series 2007-C6, Class AM (USD), 5.89%, 12/10/49 (b)	300,000	309,856
Commercial Mortgage Pass Through Certificates
Series 2011-THL, Class B (USD), 4.55%, 06/09/28 (a)	100,000	101,773
Series 2006-C7, Class AM (USD), 5.77%, 06/10/46 (b)	75,000	76,654
Series 2007-C9, Class AM (USD), 5.65%, 12/10/49 (b)	484,000	505,662
Series 2007-C9, Class A4 (USD), 5.81%, 12/10/49 (b)	205,000	237,518
Extended Stay America Trust, Series 2010-ESHA, Class B (USD), 4.22%, 11/05/27 (a)	$270,000	$274,120
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4 (USD), 5.54%, 12/10/49	650,000	712,716
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-CB19, Class ASB (USD), 5.91%, 02/12/49 (b)	285,639	309,598
Series 2007-LD11, Class A4 (USD), 6.00%, 06/15/49 (b)	630,000	696,811
Series 2007-LD11, Class ASB (USD), 6.00%, 06/15/49 (b)	288,138	306,882
Series 2007-CB20, Class ASB (USD), 5.69%, 02/12/51	186,136	201,967
Series 2007-CB20, Class AM (USD), 6.09%, 02/12/51 (b)	240,000	250,431
Series 2007-LD12, Class A4 (USD), 5.88%, 02/15/51 (b)	150,000	168,443
Morgan Stanley Capital I, Series 2003-IQ5, Class C (USD), 5.44%, 04/15/38 (b)	300,000	305,974
		5,496,247
Total Commercial Mortgage-Backed Securities		5,496,247
RESIDENTIAL MORTGAGE-BACKED SECURITIES (7.2%)
UNITED KINGDOM (1.6%)
Fosse Master Issuer PLC, Series 2011-1A, Class A2 (USD), 1.87%, 10/18/54 (a)(b)	200,000	201,125
Holmes Master Issuer PLC
Series 2010-1A, Class A2 (USD), 1.87%, 10/15/54 (a)(b)	125,000	125,660
Series 2012-1A, Class A2, CMO, FRN, REGS (USD), 2.12%, 10/15/54 (a)(b)	275,000	277,207
Permanent Master Issuer PLC, Series 2011-2A, Class 1A3 (USD), 2.07%, 07/15/42 (a)(b)	250,000	251,880
Silverstone Master Issuer PLC
Series 2011-1A, Class 1A (USD), 2.02%, 01/21/55 (a)(b)	270,000	271,680
Series 2012-1A, Class 2A1, CMO, FRN (USD), 2.12%, 01/21/55 (a)(b)	460,000	463,457
		1,591,009
UNITED STATES (5.6%)
Banc of America Funding Corp., Series 2009-R6, Class 3A1 (USD), 2.32%, 01/26/37 (a)(b)	193,579	190,044
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 4.01%, 12/26/37 (a)(b)	611,848	602,161
Citigroup Mortgage Loan Trust, Inc.
Series 2009-6, Class 6A1 (USD), 0.49%, 07/25/36 (a)(b)	678,933	622,380
Series 2009-5, Class 7A1 (USD), 0.59%, 07/25/36 (a)(b)	329,684	308,131
Series 2009-6, Class 11A1 (USD), 0.59%, 05/25/37 (a)(b)	209,230	200,725
Credit Suisse Mortgage Capital Certificates
Series 2009-3R, Class 25A1 (USD), 2.81%, 07/27/36 (a)(b)	467,779	462,930

See accompanying notes to financial statements.

Semiannual Report 2012

18

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Series 2009-12R, Class 6A1 (USD), 6.00%, 05/27/37 (a)	$335,727	`$	341,018
Series 2009-2R, Class 2A5 (USD), 4.77%, 06/26/37 (a)(b)	352,173		346,497
Series 2009-3R, Class 28A1 (USD), 4.65%, 08/27/37 (a)(b)	136,400		130,704
FREMF Mortgage Trust, Series 2012-K501, Class C (USD), 3.49%, 11/25/46 (b)	145,000		137,657
JP Morgan Re-Remic
Series 2009-7, Class 11A1 (USD), 2.84%, 09/27/36 (a)(b)	261,110		249,951
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/37 (a)(b)	92,451		93,747
Series 2009-7, Class 13A1 (USD), 4.86%, 06/27/37 (a)(b)	252,481		248,172
Series 2009-7, Class 14A1 (USD), 4.95%, 07/27/37 (a)(b)	684,143		666,663
Series 2009-7, Class 1A1 (USD), 5.44%, 08/27/37 (a)(b)	322,978		319,729
MASTR Asset Securitization Trust, Series 2003-8, Class 3A13, CMO (USD), 5.25%, 09/25/33	112,211		113,483
Mortgage-Linked Amortizing Notes, Series 2012-1, Class A10 (USD), 2.06%, 01/15/22	470,121		477,274
			5,511,266
Total Residential Mortgage-Backed Securities			7,102,275
CORPORATE BONDS (21.9%)
UNITED STATES (21.9%)
Advertising (0.5%)
Interpublic Group of Cos., Inc. (USD), 10.00%, 07/15/17	145,000		165,119
Omnicom Group, Inc. (USD), 4.45%, 08/15/20	270,000		292,841
			457,960
Biotechnology (0.3%)
Life Technologies Corp. (USD), 6.00%, 03/01/20	235,000		273,250
Chemicals (0.6%)
CF Industries, Inc.
(USD), 6.88%, 05/01/18	170,000		197,625
(USD), 7.13%, 05/01/20	120,000		143,400
Eastman Chemical Co. (USD), 4.50%, 01/15/21	245,000		261,616
			602,641
Commercial Banks (2.4%)
AgriBank FCB, Series AI (USD), 9.13%, 07/15/19	250,000		321,210
Citigroup, Inc.
(USD), 4.45%, 01/10/17	345,000		360,388
(USD), 8.50%, 05/22/19	20,000		24,850
Discover Bank (USD), BKNT, 8.70%, 11/18/19	410,000		517,135
Goldman Sachs Group, Inc. (USD), 5.75%, 01/24/22	440,000		459,445
JPMorgan Chase & Co.
(USD), 4.35%, 08/15/21	330,000		345,518
(USD), 5.40%, 01/06/42	115,000		124,143
Wells Fargo & Co. (USD), MTN, 3.50%, 03/08/22	225,000		227,898
			2,380,587
Computers & Peripherals (0.2%)
Hewlett-Packard Co. (USD), 6.00%, 09/15/41	$148,000		$163,589
Diversified Financial Services (4.2%)
American Honda Finance Corp. (USD), 1.45%, 02/27/15 (a)	415,000		417,771
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 08/15/19 (a)	345,000		373,479
FUEL Trust (USD), 4.21%, 04/15/16 (a)	750,000		783,161
General Electric Capital Corp. (USD), MTN, 4.65%, 10/17/21	585,000		636,050
General Electric Capital Corp. / LJ VP Holdings LLC (USD), 3.80%, 06/18/19 (a)	250,000		251,795
HSBC Finance Corp.
(USD), 5.50%, 01/19/16	425,000		461,238
(USD), 6.68%, 01/15/21	180,000		194,397
International Lease Finance Corp. (USD), 6.50%, 09/01/14 (a)	285,000		302,813
John Deere Capital Corp. (USD), 2.25%, 04/17/19	135,000		136,347
Raymond James Financial, Inc. (USD), 5.63%, 04/01/24	270,000		278,501
Utility Contract Funding LLC (USD), 7.94%, 10/01/16 (a)	260,693		280,863
			4,116,415
Diversified Telecommunication Services (1.8%)
AT&T, Inc. (USD), 5.55%, 08/15/41	190,000		216,889
Crown Castle Towers LLC (USD), 6.11%, 01/15/20 (a)	467,000		533,301
Juniper Networks, Inc. (USD), 5.95%, 03/15/41	95,000		109,361
Qwest Corp.
(USD), 7.50%, 06/15/23	80,000		80,700
(USD), 7.25%, 09/15/25	40,000		44,200
SBA Tower Trust (USD), 5.10%, 04/15/17 (a)	710,000		772,627
			1,757,078
Electric Utilities (1.3%)
Appalachian Power Co., Series L (USD), 5.80%, 10/01/35	110,000		124,374
Entergy Gulf States, Inc. (USD), 6.20%, 07/01/33	214,000		213,456
Oncor Electric Delivery Co. LLC (USD), 4.55%, 12/01/41 (a)	205,000		187,606
Progress Energy, Inc. (USD), 3.15%, 04/01/22	205,000		204,731
Public Service Co. of New Mexico (USD), 7.95%, 05/15/18	180,000		220,359
SCANA Corp. (USD), MTN, 4.75%, 05/15/21	150,000		160,039
Southern California Edison Co. (USD), 4.05%, 03/15/42	130,000		130,242
			1,240,807
Electronics (0.3%)
Agilent Technologies, Inc. (USD), 6.50%, 11/01/17	220,000		267,931
Jabil Circuit, Inc. (USD), 8.25%, 03/15/18	55,000		64,075
			332,006
Energy Equipment & Services (0.8%)
El Paso Pipeline Partners Operating Co. LLC
(USD), 6.50%, 04/01/20	135,000		155,074
(USD), 5.00%, 10/01/21	85,000		89,798

See accompanying notes to financial statements.

2012 Semiannual Report

19

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Energy Transfer Partners LP
(USD), 6.13%, 02/15/17	$150,000	$167,258
(USD), 5.20%, 02/01/22	110,000	117,248
Enterprise Products Operating LLC (USD), 4.85%, 08/15/42	90,000	88,464
Williams Partners LP (USD), 7.25%, 02/01/17	180,000	218,189
		836,031
Food & Staples (0.2%)
CVS Caremark Corp. (USD), 5.75%, 05/15/41	155,000	180,391
Gas Utilities (0.2%)
Sempra Energy (USD), 2.30%, 04/01/17	240,000	246,172
Healthcare Providers & Services (0.6%)
Cigna Corp. (USD), 5.38%, 02/15/42	185,000	195,918
Highmark, Inc. (USD), 6.13%, 05/15/41 (a)	125,000	131,778
Humana, Inc. (USD), 6.30%, 08/01/18	200,000	232,848
		560,544
Information Technology Services (0.3%)
International Business Machines Corp. (USD), 1.95%, 07/22/16	300,000	309,717
Insurance (1.0%)
American International Group, Inc. (USD), 3.80%, 03/22/17	300,000	309,845
Nationwide Mutual Insurance Co. (USD), 9.38%, 08/15/39 (a)	175,000	223,731
Prudential Financial, Inc. (USD), MTN, 5.63%, 05/12/41	135,000	141,277
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/15	300,000	324,112
		998,965
Media (1.3%)
CBS Corp. (USD), 8.88%, 05/15/19	255,000	339,887
DIRECTV Holdings LLC
(USD), 5.88%, 10/01/19	205,000	235,885
(USD), 5.15%, 03/15/42 (a)	145,000	141,766
Discovery Communications LLC (USD), 6.35%, 06/01/40	115,000	138,701
Time Warner Cable, Inc. (USD), 4.00%, 09/01/21	295,000	306,283
Time Warner, Inc. (USD), 6.10%, 07/15/40	70,000	79,725
		1,242,247
Metals & Mining (0.5%)
Freeport-McMoRan Copper & Gold, Inc. (USD), 3.55%, 03/01/22	335,000	331,008
Newmont Mining Corp. (USD), 4.88%, 03/15/42	215,000	208,922
		539,930
Office/Business Equipment (0.9%)
Xerox Corp. (USD), MTN, 7.20%, 04/01/16	760,000	887,923
Oil & Gas Services (0.1%)
Weatherford International Ltd. (USD), 4.50%, 04/15/22	110,000	113,536
Oil, Gas & Consumable Fuels (1.4%)
Anadarko Petroleum Corp. (USD), 6.38%, 09/15/17	$170,000	$202,030
Apache Corp. (USD), 4.75%, 04/15/43	185,000	197,123
Marathon Oil Corp. (USD), 6.00%, 10/01/17	250,000	294,562
Marathon Petroleum Corp. (USD), 5.13%, 03/01/21	140,000	155,290
Nabors Industries, Inc. (USD), 4.63%, 09/15/21	110,000	116,780
Noble Energy, Inc. (USD), 6.00%, 03/01/41	160,000	183,500
Rowan Cos., Inc. (USD), 7.88%, 08/01/19	155,000	186,541
		1,335,826
Paper & Forest Products (1.0%)
Domtar Corp. (USD), 4.40%, 04/01/22	235,000	236,373
Georgia-Pacific LLC (USD), 8.00%, 01/15/24	235,000	306,522
International Paper Co. (USD), 7.95%, 06/15/18	330,000	413,289
		956,184
Pharmaceuticals (0.2%)
Medco Health Solutions, Inc. (USD), 7.13%, 03/15/18	160,000	197,572
Real Estate (1.4%)
Boston Properties LP (USD), 5.88%, 10/15/19	205,000	237,483
Simon Property Group LP
(USD), 6.10%, 05/01/16	205,000	235,336
(USD), 6.13%, 05/30/18	135,000	159,408
UDR, Inc.
(USD), MTN, 4.25%, 06/01/18	235,000	249,714
Series 0001 (USD), MTN, 4.63%, 01/10/22	90,000	94,132
WEA Finance LLC (USD), 6.75%, 09/02/19 (a)	330,000	386,800
		1,362,873
Specialty Retail (0.2%)
Lowe’s Cos., Inc. (USD), 4.65%, 04/15/42	140,000	141,825
Wal-Mart Stores, Inc. (USD), 5.63%, 04/15/41	40,000	48,812
		190,637
Transportation (0.2%)
CSX Corp. (USD), 4.75%, 05/30/42	160,000	160,524
		21,443,405
Total Corporate Bonds		21,443,405
FOREIGN NON-GOVERNMENT BONDS (7.7%)
AUSTRALIA (1.5%)
Commercial Banks (1.0%)
Commonwealth Bank of Australia (USD), 1.95%, 03/16/15	500,000	504,773
National Australia Bank (USD), MTN, 2.00%, 03/09/15	500,000	502,651
		1,007,424
Metals & Mining (0.5%)
BHP Billiton Finance USA Ltd. (USD), 1.63%, 02/24/17	205,000	206,268
Rio Tinto Finance USA Ltd. (USD), 6.50%, 07/15/18	175,000	216,541
		422,809
		1,430,233

See accompanying notes to financial statements.

Semiannual Report 2012

20

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
BRAZIL (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Petrobras International Finance Co. — Pifco (USD), 3.50%, 02/06/17	$280,000	$287,772
CANADA (0.5%)
Metals & Mining (0.5%)
Barrick Gold Corp. (USD), 5.25%, 04/01/42 (a)	250,000	262,476
Teck Resources Ltd.
(USD), 6.25%, 07/15/41	50,000	55,423
(USD), 5.20%, 03/01/42	85,000	82,745
Xstrata Finance Canada Ltd. (USD), 3.60%, 01/15/17 (a)	134,000	139,215
		539,859
CAYMAN ISLANDS (0.9%)
Computers & Peripherals (0.6%)
Seagate HDD Cayman (USD), 6.88%, 05/01/20	180,000	193,050
Seagate Technology International (USD), 10.00%, 05/01/14 (a)	413,000	465,657
		658,707
Oil, Gas & Consumable Fuels (0.3%)
Noble Holding International Ltd. (USD), 2.50%, 03/15/17	270,000	273,948
		932,655
FRANCE (0.8%)
Beverages (0.3%)
Pernod-Ricard SA (USD), 4.45%, 01/15/22 (a)	350,000	362,969
Electric Utilities (0.2%)
EDF SA (USD), 4.60%, 01/27/20 (a)	165,000	177,602
Oil, Gas & Consumable Fuels (0.3%)
Total Capital International SA (USD), 1.50%, 02/17/17	275,000	274,859
		815,430
ISRAEL (0.2%)
Pharmaceuticals (0.2%)
Teva Pharmaceutical Finance IV BV (USD), 3.65%, 11/10/21	215,000	222,795
NETHERLANDS (0.7%)
Commercial Banks (0.7%)
ABN Amro Bank (USD), 4.25%, 02/02/17 (a)	320,000	323,741
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (USD), 3.38%, 01/19/17	190,000	196,050
ING Bank (USD), 3.75%, 03/07/17 (a)	200,000	197,568
		717,359
REPUBLIC OF IRELAND (0.3%)
Insurance (0.3%)
Willis Group Holdings PLC (USD), 4.13%, 03/15/16	270,000	282,704
SWEDEN (0.8%)
Commercial Banks (0.8%)
Nordea Bank AB (USD), 3.13%, 03/20/17 (a)	$310,000	$312,976
Svenska Handelsbanken AB (USD), 2.88%, 04/04/17	425,000	432,112
		745,088
SWITZERLAND (0.4%)
Commercial Banks (0.4%)
UBS AG
(USD), MTN, 3.88%, 01/15/15	250,000	259,392
(USD), MTN, 5.88%, 12/20/17	100,000	110,846
		370,238
UNITED KINGDOM (1.3%)
Commercial Banks (0.3%)
HSBC Holdings PLC (USD), 4.00%, 03/30/22	240,000	243,827
Metals & Mining (0.4%)
Anglo American Capital PLC (USD), 2.63%, 04/03/17 (a)	400,000	402,092
Oil, Gas & Consumable Fuels (0.6%)
BG Energy Capital PLC (USD), 4.00%, 10/15/21 (a)	200,000	213,883
BP Capital Markets PLC (USD), 2.25%, 11/01/16	385,000	396,098
		609,981
		1,255,900
Total Foreign Non-Government Bonds		7,600,033
MUNICIPAL BONDS (3.6%)
UNITED STATES (3.6%)
ARIZONA (0.1%)
Glendale Municipal Property Corp., Revenue Bonds, Series B (USD), 6.08%, 07/01/25	95,000	108,851
CALIFORNIA (0.9%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds) Series S1 (USD), 6.79%, 04/01/30	315,000	389,038
San Diego County California Regional Transportation Commission Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/48	255,000	331,898
University of California General Obligation Unlimited Bonds, Series AD (USD), 4.86%, 05/15/12	180,000	183,488
		904,424
GEORGIA (0.7%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/57	570,000	647,451
ILLINOIS (0.7%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/40	605,000	696,004

See accompanying notes to financial statements.

2012 Semiannual Report

21

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
NEW YORK (0.6%)
New York City Municipal Water Finance Authority Revenue Bonds (Build America Bonds) (USD), 5.44%, 06/15/43	$470,000	$572,075
OHIO (0.6%)
American Municipal Power, Inc. Revenue Bonds (Build America Bonds) (USD), 5.94%, 02/15/47	505,000	560,474
		3,489,279
Total Municipal Bonds		3,489,279
U.S. AGENCIES MORTGAGE BACKED (35.3%)
UNITED STATES (35.3%)
Federal Home Loan Mortgage Corp.
Pool # G12121 (USD), 5.50%, 04/01/21	372,498	405,299
Series 3835, Class VC (USD), 4.00%, 06/15/22	278,207	299,066
Series 3793, Class LV (USD), 4.00%, 11/15/23	166,180	177,414
TBA (USD), 3.00%, 05/01/27	490,000	510,978
Series 3755, Class ML (USD), 5.50%, 06/15/29	338,400	369,593
Series 2904, Class PD, CMO (USD), 5.50%, 03/15/33	210,000	219,023
Pool # G01589 (USD), 5.00%, 09/01/33	291,270	315,590
Series 3028, Class ME (USD), 5.00%, 02/15/34	500,000	544,257
Series 3659, Class VG (USD), 5.00%, 09/15/34	300,000	340,430
Pool # G08028 (USD), 6.00%, 12/01/34	132,261	147,497
Pool # G01840 (USD), 5.00%, 07/01/35	386,290	418,423
Pool # G06788 (USD), 5.50%, 10/01/35	320,075	351,445
Pool # G02168 (USD), 6.00%, 04/01/36	489,749	541,880
Series 3349, Class HE, CMO (USD), 5.50%, 07/15/36	445,000	496,640
Pool # A60299 (USD), 6.50%, 05/01/37	940,419	1,064,503
Pool # A81046 (USD), 6.00%, 08/01/38	126,800	140,690
Pool # G04877 (USD), 6.00%, 10/01/38	389,233	436,382
Series 3864, Class AB (USD), 4.00%, 06/15/39	296,927	315,668
Series 3715, Class PC (USD), 4.50%, 08/15/40	450,000	506,676
Series 3923, Class PQ (USD), 4.00%, 09/15/40	265,000	283,442
Pool # A94362 (USD), 4.00%, 10/01/40	542,659	579,384
Pool # A96374 (USD), 4.00%, 01/01/41	489,163	521,504
Series 4017, Class MA (USD), 3.00%, 03/15/41	463,330	488,449
Pool # Q03019 (USD), 4.00%, 09/01/41	436,707	465,579
Pool # G06784 (USD), 3.50%, 10/01/41	338,580	351,323
Pool # Q04017 (USD), 4.00%, 10/01/41	236,855	250,442
Series 3980, Class EP, CMO (USD), 5.00%, 01/15/42	394,367	441,268
Pool # Q06531 (USD), 4.00%, 03/01/42	308,871	328,471
Series 4012, Class KW (USD), 3.50%, 03/15/42	415,000	417,672
TBA (USD), 3.50%, 05/01/42	660,000	684,028
Federal National Mortgage Association
Series 2011-34, Class VA (USD), 4.00%, 06/25/22	488,021	519,784
Pool # 993565 (USD), 4.00%, 04/01/24	279,453	297,378
Pool # AL0302 (USD), 5.00%, 04/01/24	256,101	277,537
Pool # AK3264 (USD), 3.00%, 02/01/27	519,162	542,854
Pool # AK6769 (USD), 3.50%, 03/01/27	418,122	441,730
Pool # AK6972 (USD), 3.50%, 03/01/27	293,376	312,796
Pool # 555424 (USD), 5.50%, 05/01/33	495,114	545,805
Series 2005-33, Class QD (USD), 5.00%, 01/25/34	624,000	673,205
Pool # 357632 (USD), 5.50%, 10/01/34	$188,563	$207,633
Pool # 190354 (USD), 5.50%, 12/01/34	521,901	574,682
Pool # AD0308 (USD), 5.00%, 03/01/35	643,867	700,243
Pool # 735676 (USD), 5.00%, 07/01/35	695,682	756,595
Pool # 903749 (USD), 6.00%, 10/01/36	476,565	532,506
Pool # AD0114 (USD), 5.00%, 07/01/37	600,567	653,152
Pool # 995050 (USD), 6.00%, 09/01/37	271,902	301,482
Pool # 995049 (USD), 5.50%, 02/01/38	291,245	320,153
Series 2011-76, Class PB (USD), 2.50%, 04/25/39	388,076	397,388
Series 2011-27, Class JQ (USD), 4.00%, 09/25/39	607,705	640,129
Series 2011-122, Class TA, CMO (USD), 4.00%, 10/25/39	519,000	540,006
Pool # AC8518 (USD), 5.00%, 12/01/39	383,044	416,703
Series 2011-2, Class PD (USD), 4.00%, 12/25/39	185,000	198,276
Series 2011-31, Class PB (USD), 4.00%, 01/25/40	130,000	139,500
Series 2012-11, Class PM, CMO (USD), 4.00%, 11/25/40	490,000	513,718
Series 2012-11, Class PW, CMO (USD), 4.00%, 11/25/40	270,000	282,645
Series 2012-40, Class GC (USD), 4.50%, 12/25/40	380,000	413,013
Series 2011-124, Class JM (USD), 4.00%, 02/25/41	403,114	429,499
Series 2011-2, Class PL (USD), 4.00%, 02/25/41	320,000	342,736
Series 2011-6, Class PH (USD), 4.00%, 02/25/41	420,000	449,021
Series 2012-21, Class PJ (USD), 4.00%, 03/25/41	376,898	402,207
Pool # AI5595 (USD), 5.00%, 07/01/41	291,650	320,199
Pool # AB3690 (USD), 4.00%, 10/01/41	411,112	435,466
Pool # AJ1472 (USD), 4.00%, 10/01/41	243,803	258,245
Series 2012-16, Class K (USD), 4.00%, 10/25/41	357,380	378,279
Pool # AJ7686 (USD), 4.00%, 12/01/41	509,213	543,993
Pool # AK3774 (USD), 4.00%, 03/01/42	279,258	296,542
Pool # AK6299 (USD), 4.00%, 03/01/42	694,020	739,476
Pool # AK4827 (USD), 3.50%, 04/01/42	400,000	415,867
Pool # AK6866 (USD), 4.00%, 04/01/42	339,650	359,770
Pool # AK7900 (USD), 4.00%, 04/01/42	359,876	381,195
Series 2012-32, Class CY (USD), 3.50%, 04/25/42	425,000	444,266
TBA (USD), 3.50%, 05/01/42	350,000	363,398
Pool # AO2099 (USD), 4.00%, 05/01/42	665,000	704,393
Series 2012-44, Class GA (USD), 4.00%, 05/25/42	455,000	491,540
Series 2009-85, Class LC (USD), 4.50%, 10/25/49	445,000	493,948
Government National Mortgage Association
Series 2011-45, Class VE (USD), 4.50%, 04/20/22	304,375	321,315
Series 2009-13, Class ND (USD), 4.50%, 02/16/33	157,761	168,311
Series 2012-3, Class LA, CMO (USD), 3.50%, 03/20/38	484,090	523,933
Series 2010-128, Class JC (USD), 4.00%, 06/20/39	180,000	199,712
Series 2012-52, Class PM (USD), 3.50%, 12/20/39	290,000	311,931
Series 2012-14, Class PA, CMO (USD), 4.00%, 11/20/40	415,330	451,927
Pool # 783356 (USD), 6.00%, 06/20/41	202,080	228,639
Pool # 769101 (USD), 4.00%, 07/20/41	473,451	511,508
		34,579,245
Total U.S. Agencies Mortgage Backed		34,579,245

See accompanying notes to financial statements.

Semiannual Report 2012

22

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS (15.4%)
UNITED STATES (15.4%)
U.S. Treasury Bond (USD), 3.13%, 11/15/41	$3,067,000	$3,076,584
U.S. Treasury Notes
(USD), 0.75%, 05/31/12 (c)	50,000	50,023
(USD), 0.25%, 03/31/14	9,885,000	9,883,844
(USD), 0.38%, 04/15/15	150,000	149,988
(USD), 1.38%, 02/28/19	855,000	860,878
(USD), 1.50%, 03/31/19	157,000	159,134
(USD), 2.00%, 02/15/22	865,000	871,488
		15,051,939
Total U.S. Treasury Obligations		15,051,939
REPURCHASE AGREEMENT (6.4%)
UNITED STATES (6.4%)
State Street Bank, 0.08%, dated 04/30/12, due 05/01/12, repurchase price $6,292,014 collateralized by $6,095,000 U.S. Treasury Note, maturing 11/30/14; market value of $6,422,606	6,292,000	6,292,000
Total Repurchase Agreement		6,292,000
Total Investments (Cost $101,447,090) (d)—106.0%		103,882,513

Liabilities in excess of other assets—(6.0)%		(5,912,782)
Net Assets—100.0%		$97,969,731

(a)	Denotes a restricted security.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2012.
(c)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BKNT	Bank Note
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar

See accompanying notes to financial statements.

2012 Semiannual Report

23

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Core Fixed Income Fund

At April 30, 2012, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation
United States Treasury Note 6%-5 year	UBS	(4)	06/29/12	$(2,666)
United States Treasury Note 6%-10 year	UBS	(6)	06/20/12	(8,545)
				$(11,211)

See accompanying notes to financial statements.

Semiannual Report 2012

24

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

The Aberdeen Emerging Markets Debt Local Currency Fund (Class A shares at NAV net of fees) returned 4.18% for the six-month period ended April 30, 2012, versus the 4.06% return of its benchmark, the JPMorgan GBI-EM Global Diversified Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Debt Funds (consisting of 187 funds) was 5.49% for the period.

Emerging market debt experienced mixed fortunes throughout the reporting period. After a turbulent autumn and indiscriminate risk-aversion sparked by the Eurozone debt crisis in late 2011, emerging market assets rebounded strongly in the new year. The JPMorgan GBI-EM Global Diversified Index increased 4.06% over the period under review. Towards the end of 2011, the European debt crisis escalated and was the dominating event in global bond markets. Despite various summits, new technocratic governments, fiscal rules and stress tests, among other events, the crisis remains unresolved. At the beginning of 2012, global risk appetite improved thanks to a liquidity injection via the initial Long-Term Refinancing Operation (LTRO) by the European Central Bank, benefitting emerging market assets. Emerging market debt performed particularly well towards the end of the semiannual period despite lingering concerns about Spain’s fiscal and growth outlook, and the impact from the pending French election. Over the period, the Colombian peso, Argentine peso, Russian ruble and Turkish lira were the best-performing emerging market currencies. Commodity-linked currencies also performed well. The worst-performing emerging market currencies were the Brazilian real, Indian rupee and Indonesian rupiah. In the bond segment of the market, the European, Middle Eastern and African (EMEA) regions recorded strong performance, led by Russia, South Africa and Turkey. These securities outperformed the broader JPMorgan GBI-EM Global Diversified Index in the first quarter of 2012, recovering from initial poor performance due to the market’s perception that they are highly correlated with the troubled Eurozone economies. Colombia and Peru also performed well, although Brazil and Thailand both posted negative returns over the period.

The Fund’s underweight positions relative to the benchmark to the Malaysian ringgit and Indonesian rupiah, as well as an underweight allocation to Thai bonds, were positive contributors to performance over the period. A position in Uruguayan inflation-linked notes, which are not represented in the benchmark index, and an overweight to South Africa, also bolstered Fund performance.

Fund performance was hindered by relative underweight positions in the Colombian peso, and in Polish and Russian bonds. A position in Qatar, which is not represented in the benchmark index, was also a detractor from performance.

The Fund’s overweight positions versus the benchmark JPMorgan GBI-EM Global Diversified Index in the Brazilian real and Malaysian ringgit, along with an underweight position to the Indonesian rupiah, bolstered performance for the reporting period. Conversely, underweight positions in the Colombian peso, Russian ruble and Hungarian forint all detracted from performance.

Over the reporting period, we increased the Fund’s Latin America bond holdings, favoring Mexico and Brazil, while also reducing the Fund’s exposure to Latin American foreign exchange, removing our Chilean peso and Colombian peso positions. In the Europe, Middle East and Africa (EMEA) region, we positioned the Fund with an overweight in the South African rand and reduced the Russian ruble underweight. We also initiated a position in Turkish inflation-linked bonds, which had lagged their nominal bond counterparts, and allowed the position in Egyptian local currency treasury bills to mature in the run-up to the country’s parliamentary elections.

At the end of the semiannual period, the Fund remained underweight versus the benchmark JPMorgan GBI-EM Global Diversified Index in Asia, especially Thailand and Indonesia, where we feel that value remains elusive. We increased the portfolio’s Malaysia exposure over the period, increasing both the bond and FX positions, while also exiting the Indian rupee holding.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

25

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2012)		Six Months†		Inception†1
Class A	w/o SC	4.18%		(1.65%	)
	w/SC2	(0.22%	)	(5.79%	)
Class C	w/o SC	3.68%		(2.48%	)
	w/SC3	2.68%		(3.43%	)
Class R4	w/o SC	4.16%		(1.80%	)
Institutional Service Class[4]	w/o SC	4.28%		(1.50%	)
Institutional Class[4]	w/o SC	4.28%		(1.50%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
1	Fund commenced operations on May 2, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six month and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge.

Semiannual Report 2012

26

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Local Currency Fund, J.P. Morgan Government Bond Index Emerging Markets (GBI EM) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect and fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan GBI EM Global Diversified Index is a market capitalization-weighted index that measures the performance of local currency denominated, fixed rate, government debt issued in Emerging Markets. The Index consists of debt instruments from the following countries: Brazil, Chile, Columbia, Hungary, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Thailand, and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Sovereign Bonds	80.1%
Foreign Non-Government Bonds	7.0%
Repurchase Agreement	6.0%
Eurodollar Bonds	5.1%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	5.5%
Commercial Banks	4.3%
Chemicals	0.5%
Other	89.7%
100.0%

Top Holdings*
South Africa Government Bond, Series R203 09/15/17	7.9%
Mexico Fixed Rate Bonds, Series M10 12/13/18	5.7%
Poland Government Bond, Series 1017 10/25/17	4.8%
Indonesia Treasury Bond, Series FR54 07/15/31	4.5%
Banco Votorantim SA, Series REGS 05/16/16	4.3%
Turkey Government Bond 06/17/15	3.8%
Gazprom OAO Via RBS AG, Series REGS 03/01/13	3.3%
Hungary Government Bond, Series 22, Class A 06/24/22	3.2%
Turkey Government Bond, Series CPI 04/01/20	3.1%
Peru Government Bond 08/12/20	3.0%
Other	56.4%
100.0%

Top Countries
South Africa	13.8%
Mexico	13.0%
Poland	10.0%
Turkey	9.9%
Brazil	8.7%
Russia	7.5%
Indonesia	6.0%
United States	6.0%
Thailand	4.8%
Malaysia	4.4%
Other	15.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

27

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
EURODOLLAR BONDS (5.1%)
QATAR (1.8%)
Sovereign (1.8%)
Qatar Government International Bond, Series REGS (USD), 5.15%, 04/09/14 (a)	$500,000	$535,000
RUSSIA (3.3%)
Oil, Gas & Consumable Fuels (3.3%)
Gazprom OAO Via RBS AG, Series REGS (USD), 9.63%, 03/01/13 (a)	920,000	977,574
Total Eurodollar Bonds		1,512,574
FOREIGN NON-GOVERNMENT BONDS (7.0%)
BRAZIL (4.3%)
Commercial Banks (4.3%)
Banco Votorantim SA, Series REGS (BRL), EMTN, 6.25%, 05/16/16 (a)(b)	2,200,000	1,250,324
CHINA (0.5%)
Chemicals (0.5%)
Sinochem Offshore Capital Co. Ltd. (CNH), 1.80%, 01/18/14	1,000,000	153,651
MEXICO (2.2%)
Oil, Gas & Consumable Fuels (2.2%)
Petroleos Mexicanos (MXN), 9.10%, 01/27/20	7,800,000	657,161
Total Foreign Non-Government Bonds		2,061,136
SOVEREIGN BONDS (80.1%)
ARGENTINA (3.0%)
Republic of Argentina, Series VII (USD), 7.00%, 09/12/13	900,000	886,925
BRAZIL (4.4%)
Brazilian Government International Bond
(BRL), 12.50%, 01/05/16	530,000	333,657
(BRL), 12.50%, 01/05/22	620,000	426,095
(BRL), 10.25%, 01/10/28	840,000	520,221
		1,279,973
EGYPT (0.6%)
Egypt Government International Bond, Series REGS (EGP), 8.75%, 07/18/12 (a)	1,200,000	184,608
HUNGARY (3.2%)
Hungary Government Bond, Series 22, Class A (HUF), 7.00%, 06/24/22	219,600,000	941,443
INDONESIA (6.0%)
Indonesia Treasury Bond
Series FR43 (IDR), 10.25%, 07/15/22	3,029,000,000	427,882
Series FR54 (IDR), 9.50%, 07/15/31	9,556,000,000	1,339,695
		1,767,577
MALAYSIA (4.4%)
Malaysia Government Bond
Series 0312 (MYR), 3.20%, 10/15/15	1,400,000	462,238
Series 0210 (MYR), 4.01%, 09/15/17	$1,550,000	$528,325
Series 0111 (MYR), 4.16%, 07/15/21	900,000	311,854
		1,302,417
MEXICO (10.8%)
Mexico Fixed Rate Bonds
Series M10 (MXN), 7.25%, 12/15/16	7,000,000	581,772
Series M10 (MXN), 8.50%, 12/13/18	19,000,000	1,697,254
Series M (MXN), 8.00%, 06/11/20	1,300,000	112,928
Series M20 (MXN), 10.00%, 12/05/24	5,200,000	523,718
Series M30 (MXN), 8.50%, 11/18/38	3,000,000	259,262
		3,174,934
PERU (3.0%)
Peru Government Bond (PEN), 7.84%, 08/12/20	2,000,000	893,986
POLAND (10.0%)
Poland Government Bond
Series 0413 (PLN), 5.25%, 04/25/13	2,300,000	733,333
Series 1015 (PLN), 6.25%, 10/24/15	1,430,000	475,403
Series 1017 (PLN), 5.25%, 10/25/17	4,430,000	1,424,542
Series 1021 (PLN), 5.75%, 10/25/21	1,000,000	324,929
		2,958,207
RUSSIA (4.2%)
Russian Foreign Bond — Eurobond
(RUB), 7.85%, 03/10/18 (a)	25,000,000	887,395
Series REGS (RUB), 7.85%, 03/10/18 (a)	10,000,000	354,958
		1,242,353
SOUTH AFRICA (13.8%)
Eskom Holdings Ltd., Series E170 (ZAR), 13.50%, 08/01/20	4,500,000	775,901
South Africa Government Bond
Series R203 (ZAR), 8.25%, 09/15/17	17,200,000	2,335,050
Series R186 (ZAR), 10.50%, 12/21/26	3,400,000	522,683
Series R213 (ZAR), 7.00%, 02/28/31	4,000,000	439,481
		4,073,115
THAILAND (4.8%)
Thailand Government Bond
(THB), 5.25%, 05/12/14	3,300,000	111,028
(THB), 2.80%, 10/10/17	24,800,000	768,772
(THB), 1.20%, 07/14/21 (b)	14,079,310	465,962
(THB), 3.65%, 12/17/21	1,600,000	51,550
		1,397,312
TURKEY (9.9%)
Turkey Government Bond
(TRY), 7.00%, 10/01/14 (b)	285,359	178,486
(TRY), 10.00%, 06/17/15	1,950,000	1,134,747
(TRY), 10.50%, 01/15/20	1,170,000	715,157
Series CPI (TRY), 4.00%, 04/01/20 (b)	1,518,814	900,695
		2,929,085

See accompanying notes to financial statements.

Semiannual Report 2012

28

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
URUGUAY (2.0%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/18 (b)	$3,099,301	$181,407
(UYU), 4.25%, 04/05/27 (b)	7,217,203	401,569
		582,976
Total Sovereign Bonds		23,614,911
REPURCHASE AGREEMENT (6.0%)
UNITED STATES (6.0%)
State Street Bank, 0.08%, dated 04/30/12, due 05/01/12, repurchase price $1,750,004, collateralized by U.S. Treasury Bond, maturing 11/15/41; total market value of $1,788,389	1,750,000	1,750,000
Total Repurchase Agreement		1,750,000
Total Investments (Cost $29,378,854) (c)—98.2%		28,938,621

Other assets in excess of liabilities—1.8%		541,793
Net Assets—100.0%		$29,480,414

(a)	Denotes a restricted security.
(b)	Inflation linked security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
CNH	Chinese Yuan Renminbi Offshore
COP	Colombian Peso
EGP	Egyptian Pound
EMTN	Euro Medium Term Note
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
REIT	Real Estate Investment Trust
RUB	New Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

2012 Semiannual Report

29

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

At April 30, 2012, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
06/04/12	JPMorgan Chase	BRL	1,677,000	USD	955,900	$874,280	$(81,620)
06/04/12	Royal Bank of Scotland	BRL	89,000	USD	47,953	46,399	(1,554)
Colombian Peso/United States Dollar
06/04/12	Barclays Bank PLC	COP	499,837,000	USD	279,481	282,429	2,948
Hungarian Forint/United States Dollar
07/20/12	Royal Bank of Scotland	HUF	98,816,000	USD	447,901	451,220	3,319
Indonesian Rupiah/United States Dollar
06/04/12	JPMorgan Chase	IDR	7,680,255,000	USD	824,062	835,719	11,657
06/04/12	UBS	IDR	878,563,000	USD	95,310	95,600	290
Malaysian Ringgit/United States Dollar
06/04/12	JPMorgan Chase	MYR	1,136,000	USD	367,400	374,856	7,456
06/04/12	Royal Bank of Scotland	MYR	5,904,000	USD	1,942,370	1,948,193	5,823
Mexican Peso/United States Dollar
07/20/12	Morgan Stanley	MXN	4,065,000	USD	306,545	309,873	3,328
07/20/12	Royal Bank of Canada	MXN	2,607,000	USD	197,624	198,730	1,106
New Russian Ruble/United States Dollar
06/04/12	Royal Bank of Scotland	RUB	1,290,000	USD	43,830	43,720	(110)
06/04/12	UBS	RUB	52,658,000	USD	1,792,936	1,784,654	(8,282)
Peruvian Nouveau Sol/United States Dollar
06/04/12	JPMorgan Chase	PEN	997,000	USD	373,198	377,680	4,482
06/04/12	UBS	PEN	162,000	USD	60,448	61,368	920
Polish Zloty/United States Dollar
07/20/12	Royal Bank of Scotland	PLN	195,000	USD	61,009	61,328	319
South African Rand/United States Dollar
07/20/12	Royal Bank of Scotland	ZAR	319,000	USD	40,693	40,576	(117)
South Korean Won/United States Dollar
06/04/12	Barclays Bank PLC	KRW	598,865,000	USD	526,942	529,266	2,324
Thai Baht/United States Dollar
07/20/12	Royal Bank of Scotland	THB	5,162,000	USD	166,392	167,413	1,021
Turkish Lira/United States Dollar
07/20/12	UBS	TRY	520,000	USD	290,958	291,221	263
						$8,774,525	$(46,427)

See accompanying notes to financial statements.

Semiannual Report 2012

30

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Colombian Peso
06/04/12	UBS	USD	280,552	COP	499,837,000	$282,429	$(1,877)
United States Dollar/Indonesian Rupiah
06/04/12	Royal Bank of Scotland	USD	302,399	IDR	2,804,143,000	305,130	(2,731)
United States Dollar/Mexican Peso
07/20/12	Royal Bank of Scotland	USD	44,668	MXN	585,000	44,594	74
United States Dollar/New Russian Ruble
06/04/12	Royal Bank of Scotland	USD	415,117	RUB	12,406,000	420,457	(5,340)
06/04/12	UBS	USD	209,198	RUB	6,293,000	213,279	(4,081)
United States Dollar/Peruvian Nouveau Sol
06/04/12	UBS	USD	1,238,862	PEN	3,323,000	1,258,807	(19,945)
United States Dollar/Polish Zloty
07/20/12	JPMorgan Chase	USD	97,673	PLN	313,000	98,439	(766)
07/20/12	Royal Bank of Canada	USD	74,231	PLN	239,000	75,166	(935)
United States Dollar/South African Rand
07/20/12	Morgan Stanley	USD	83,754	ZAR	671,000	85,350	(1,596)
07/20/12	Royal Bank of Scotland	USD	242,974	ZAR	1,941,000	246,892	(3,918)
United States Dollar/Thai Baht
07/20/12	Royal Bank of Canada	USD	526,394	THB	16,284,000	528,119	(1,725)
07/20/12	Royal Bank of Scotland	USD	290,073	THB	9,029,000	292,826	(2,753)
United States Dollar/Turkish Lira
07/20/12	Royal Bank of Canada	USD	611,011	TRY	1,118,000	626,125	(15,114)
						$4,477,613	$(60,707)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2012 Semiannual Report

31

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at NAV net of fees) returned 1.13% for the annual period ended April 30, 2012, versus 0.96% for its benchmark, the Barclays Capital Global Aggregate Bond Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 193 funds) was 2.80% for the period.

During the reporting period, global fixed income markets were dominated by ongoing events surrounding the European debt crisis. In December 2011, 17 Eurozone nations agreed to a new treaty enshrining tougher fiscal rules. The UK refused to join the agreement largely due to European governments’ insistence on including some form of financial services transaction tax. The end of 2011 saw the European Central Bank (ECB) execute the first of two long-term refinancing operations (LTRO). We believe the provision had a significant impact on yield spreads for sovereign and bank issuers in particular and removed, at least temporarily, the systemic risk to the European financial system. A second bailout of Greece took place in March. This package included private investors accepting over 70% in losses on their current holdings of government debt and triggered credit default swap contracts. Greece was also given access to an additional €130 billion (roughly US$164 billion) in International Monetary Fund (IMF) and Eurozone funding. The UK and Spain slipped back into recession, with Standard and Poor’s downgrading Spain’s long-term credit rating by two notches to BBB+. By the end of the reporting period, elections in France and a disagreement between the parties in Holland took center stage in Europe, with other various European elections on the way. In the U.S, the bipartisan Congressional “supercommittee” failed to reach an agreement on how to reduce the U.S. budget deficit and fiscal debt. Consequently, US$1.2 trillion of cuts are scheduled to be triggered automatically in 2013. In January 2012, the Federal Open Market Committee (FOMC) announced that it was projecting weaker growth and inflation data over the next 12 to 18 months and also stated that it expected the federal funds target rate to remain near zero until late 2014. April’s Federal Reserve commentary from Chairman Ben Bernanke and Vice Chairman Janet Yellen appeared to us to have a more dovish tone than that of the FOMC minutes of its Fed meeting on March 13. Credit markets were mixed over the period under review. Improved investor sentiment enabled several banks to tap the market for long- term funding; this eased refinance risk and improved liquidity across the sector. Moody's continued to push bank credit ratings lower, citing the uncertain macroeconomic outlook in Europe. This led to a substantial widening of credit spreads in subordinated financial issues following their outperformance versus the overall market in the first quarter of 2012. The combination of stronger U.S. macroeconomic data and the successful completion of the ECB’s second LTRO pushed U.S. Treasury yields higher, but they subsequently declined amid the re-emergence of the European debt crisis late in the semiannual period.

Fund performance for the semiannual period benefited from its positioning in the peripheral European markets, foreign currency exposure and credit strategy. In terms of peripheral markets, the Fund was underweight relative to the benchmark Barclays Capital Global Aggregate Bond Index in Italian and Spanish government bonds which enhanced performance during bouts of volatility in the Eurozone. In terms of currency management, we used forward currency contracts to position the Fund with relatively longer exposure versus the benchmark to the Mexican peso, which benefited from the rally in emerging markets currencies over the reporting period. The Fund’s relatively aggressive credit quality positioning also had a positive impact on performance, as the introduction of yet more liquidity measures and the subsequent increased investor appetite in the asset class, leading to tighter credit spreads. The strongest performers among Fund holdings were those securities that had performed poorly in the third quarter of 2011, such as subordinated European financials.

During the period, the Fund was positioned with relatively shorter duration targets versus the benchmark in five- 10- and 30-year U.S. Treasuries and 10-year UK gilts (UK government securities). These positions were achieved using interest rate futures to hedge the duration risk in the Fund. However, bouts of investor risk-aversion caused a flight to safety in core sovereign bonds, pushing yields lower (and prices higher). Consequently, the Fund’s relatively short duration in these securities detracted from performance.

There were no significant changes to management strategy over the semiannual period. Changes to sector positioning included a modest increase in U.S. agency mortgage-backed securities (MBS) in an effort to move the Fund to a neutral position relative to the benchmark in this sector. The Fund was also an active participant in the new-issue market, particularly at the beginning of 2012, as issues were launched with generous premiums to entice investors. We subsequently sold these positions following their strong performance.

At the end of the reporting period, the Fund was underweight versus the benchmark Barclays Capital Global Aggregate Bond Index to the government, sovereign and supranational sectors. Conversely, there were relative overweight positions in the mortgage, asset-backed securities (ABS) and covered bond sectors. Within the U.S. securitized sector, the Fund had an overweight position to commercial mortgage-backed securities (CMBS) and non-agency MBS. Within Europe, the Fund was overweight the covered bond sector and financials through subordinated debt, mainly in Europe.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Semiannual Report 2012

32

Aberdeen Global Fixed Income Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

33

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	1.13%		1.19%		5.72%	6.14%
	w/SC2	(3.21%	)	(3.10%	)	4.81%	5.68%
Class C	w/o SC	0.77%		0.43%		4.92%	5.63%
	w/SC3	(0.22%	)	(0.55%	)	4.92%	5.63%
Institutional Service Class[4,6]	w/o SC	1.17%		1.35%		5.94%	6.37%
Institutional Class[5,6]	w/o SC	1.27%		1.47%		5.97%	6.39%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Fixed Income Fund, Inc. (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six month and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Institutional Service Class shares acquired the assets of the Common Class and Advisor Class shares of the Predecessor Fund. The performance presented reflects the performance of Common Class shares of the Predecessor Fund, as Advisor shares were not available for investment at the time of the reorganization.
5.	Returns before the first offering of the Institutional Class Shares (July 20, 2009) are based on the previous performance of the Institutional Service Class Shares. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have not been adjusted to reflect Institutional Class shares expenses.
6	Not subject to any sales charges.

Semiannual Report 2012

34

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Capital Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Global Aggregate Index is a broad-based index that measures the global investment grade fixed-rate debt markets; the Index includes the following security types: Taxable municipal securities, including Build America Bonds (BAB), fixed-rate bullet, putable and callable bonds, soft bullets, original issue zero coupon and underwritten MTN, Enhanced Equipment Trust Certificates, Certificates of Deposit, and fixed-rate and fixed to floating capital securities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Sovereign Bonds	40.0%
Foreign Non-Government Bonds	16.9%
U.S. Agencies Mortgage Backed	10.6%
Corporate Bonds	8.6%
U.S. Treasury Obligations	8.2%
Repurchase Agreement	3.1%
Residential Mortgage-Backed Securities	2.8%
Commercial Mortgage-Backed Securities	2.5%
Municipal Bonds	1.8%
Covered Bonds	1.7%
Asset-Backed Securities	1.7%
Yankee Dollars	0.1%
Other assets in excess of liabilities	2.0%
100.0%

Top Industries
Commercial Banks	11.0%
Diversified Financial Services	3.0%
Diversified Telecommunication Services	2.5%
Insurance	1.2%
Oil, Gas & Consumable Fuels	0.9%
Food & Staples	0.9%
Electric Utilities	0.8%
Media	0.5%
Real Estate	0.5%
Government Agencies	0.5%
Other	78.2%
100.0%
Top Holdings*
Japan Government 20 Year Bond, Series 62 06/20/23	4.3%
Japan Government 5 Year Bond, Series 81 03/20/14	4.2%
Singapore Government Bond 07/01/14	3.7%
Japan Government 10 Year Bond, Series 275 12/20/15	2.8%
Japan Government 5 Year Bond, Series 92 09/20/15	2.5%
U.S. Treasury Notes 03/31/14	2.4%
Svenska Handelsbanken AB 04/04/17	1.5%
Bundesrepublik Deutschland 01/04/22	1.4%
European Investment Bank 10/15/17	1.4%
Japan Government 10 Year Bond, Series 297 12/20/18	1.3%
Other	74.5%
100.0%

Top Countries
United States	39.3%
Japan	17.1%
United Kingdom	9.5%
Germany	4.3%
Spain	3.9%
Singapore	3.7%
France	3.4%
Netherlands	3.2%
Sweden	2.8%
Canada	2.4%
Other	10.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

35

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (1.7%)
ITALY (0.3%)
Romulus Finance SRL, Series A1 (EUR), 4.94%, 02/20/13	$70,000	$90,343
UNITED STATES (1.4%)
Capital One Multi-Asset Execution Trust
Series 2004-B3, Class B3 (USD), 0.97%, 01/18/22 (a)	35,000	33,534
Series 2006-B1, Class B1 (USD), 0.52%, 01/15/19 (a)	105,000	102,748
CPS Auto Trust, Series 2010-A, Class A (USD), 2.89%, 03/15/16 (b)	28,557	28,592
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2, ABS (USD), 5.22%, 01/25/42 (b)	49,812	51,719
Ford Credit Auto Owner Trust, Series 2009-B, Class A3 (USD), 2.79%, 08/15/13	7,028	7,042
Santander Drive Auto Receivables Trust
Series 2010-2, Class C (USD), 3.89%, 07/17/17	16,000	16,335
Series 2011-4, Class B (USD), 2.90%, 05/16/16	41,000	41,658
SLM Student Loan Trust 2003-10, Series REGS (EUR), 1.43%, 12/15/27 (a)(b)	100,000	111,181
World Financial Network Credit Card Master Trust
Series 2010-A, Class M (USD), 5.20%, 04/15/19	45,000	48,676
Series 2012-A, Class A (USD), 3.14%, 01/17/23	28,000	28,397
		469,882
Total Asset-Backed Securities		560,225
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.5%)
UNITED STATES (2.5%)
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 2.50%, 01/14/29 (a)(b)	100,000	101,227
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM (USD), 5.58%, 09/11/41 (a)	25,000	26,515
Series 2005-PWR9, Class AAB (USD), 4.80%, 09/11/42	25,650	26,810
Series 2007-PW17, Class AM (USD), 5.92%, 06/11/50 (a)	25,000	25,990
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class AM (USD), 5.46%, 10/15/49	20,000	21,265
Series 2007-C6, Class A4 (USD), 5.70%, 12/10/49 (a)	30,000	34,444
Series 2007-C6, Class AM (USD), 5.70%, 12/10/49 (a)	40,000	41,314
Commercial Mortgage Pass Through Certificates
Series 2006-C7, Class AM (USD), 5.77%, 06/10/46 (a)	25,000	25,551
Series 2007-C9, Class AM (USD), 5.65%, 12/10/49 (a)	20,000	20,895
Series 2007-C9, Class A4 (USD), 5.81%, 12/10/49 (a)	10,000	11,586
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4 (USD), 5.54%, 12/10/49	70,000	76,754
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 (USD), 5.44%, 03/10/39	15,000	16,599
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class AM (USD), 6.06%, 04/15/45 (a)	$50,000	$53,990
Series 2007-LD11, Class A4 (USD), 6.00%, 06/15/49 (a)	30,000	33,182
Series 2007-LD11, Class ASB (USD), 6.00%, 06/15/49 (a)	48,023	51,147
Series 2007-CB20, Class AM (USD), 5.88%, 02/12/51 (a)	50,000	52,173
Series 2007-LD12, Class ASB (USD), 5.83%, 02/15/51 (a)	75,093	81,743
Series 2007-LD12, Class A4 (USD), 5.88%, 02/15/51 (a)	40,000	44,918
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, Class AM (USD), 5.34%, 11/15/48	40,000	40,143
Series 2007-C32, Class APB (USD), 5.93%, 06/15/49 (a)	32,000	33,887
		820,133
Total Commercial Mortgage-Backed Securities		820,133
RESIDENTIAL MORTGAGE-BACKED SECURITIES (2.8%)
UNITED KINGDOM (0.3%)
Arkle Master Issuer PLC, Series 2010-2A, Class 1A1 (USD), 1.90%, 05/17/60 (a)(b)	100,000	100,372
UNITED STATES (2.5%)
BCAP LLC Trust
Series 2009-RR4, Class 3A1 (USD), 2.47%, 04/26/37 (a)(b)	37,845	36,178
Series 2009-RR6, Class 3A1 (USD), 4.01%, 12/26/37 (a)(b)	53,671	52,821
Series 2009-RR2, Class A1 (USD), 4.44%, 01/21/38 (a)(b)	96,256	96,326
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 15A1 (USD), 6.00%, 05/27/36 (b)	37,925	37,892
Series 2009-3R, Class 25A1 (USD), 2.81%, 07/27/36 (a)(b)	49,711	49,195
Series 2009-8R, Class 5A1 (USD), 5.74%, 05/26/37 (a)(b)	73,438	75,630
Series 2009-12R, Class 6A1 (USD), 6.00%, 05/27/37 (b)	59,246	60,180
Series 2009-2R, Class 2A5 (USD), 4.77%, 06/26/37 (a)(b)	45,000	44,275
Series 2009-3R, Class 30A1 (USD), 5.16%, 07/27/37 (a)(b)	49,903	50,680
Series 2009-3R, Class 28A1 (USD), 4.65%, 08/27/37 (a)(b)	21,313	20,423
FREMF Mortgage Trust, Series 2012-K501, Class C (USD), 3.49%, 11/25/46 (a)	10,000	9,493
JP Morgan Re-Remic
Series 2009-8, Class A1 (USD), 4.99%, 04/20/36 (a)(b)	55,133	55,955
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/37 (a)(b)	61,634	62,497

See accompanying notes to financial statements.

Semiannual Report 2012

36

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Series 2009-7, Class 14A1 (USD), 4.95%, 07/27/37 (a)(b)	$52,626	$51,282
Series 2009-7, Class 17A1 (USD), 6.02%, 07/27/37 (a)(b)	61,031	61,140
Series 2009-7, Class 1A1 (USD), 5.44%, 08/27/37 (a)(b)	46,140	45,676
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class 1A6 (USD), 5.50%, 12/25/34	1,743	1,743
		811,386
Total Residential Mortgage-Backed Securities		911,758
CORPORATE BONDS (8.6%)
UNITED STATES (8.6%)
Advertising (0.3%)
Omnicom Group, Inc. (USD), 4.45%, 08/15/20	80,000	86,768
Chemicals (0.3%)
CF Industries, Inc.
(USD), 6.88%, 05/01/18	55,000	63,937
(USD), 7.13%, 05/01/20	20,000	23,900
		87,837
Commercial Banks (1.0%)
Citigroup, Inc.
(USD), 2.65%, 03/02/15	120,000	119,744
(USD), 4.45%, 01/10/17	60,000	62,676
Goldman Sachs Group, Inc. (USD), 5.13%, 01/15/15	60,000	63,108
JPMorgan Chase & Co. (USD), 3.45%, 03/01/16	75,000	78,532
		324,060
Computers & Peripherals (0.3%)
Brocade Communications Systems, Inc. (USD), 6.63%, 01/15/18	45,000	47,250
Hewlett-Packard Co. (USD), 3.75%, 12/01/20	60,000	60,592
		107,842
Diversified Financial Services (1.1%)
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 08/15/19 (b)	58,000	62,788
ERAC USA Finance LLC (USD), 6.20%, 11/01/16 (b)	45,000	51,499
HSBC Finance Corp. (USD), 6.68%, 01/15/21	50,000	53,999
International Lease Finance Corp. (USD), 6.50%, 09/01/14 (b)	70,000	74,375
John Deere Capital Corp. (USD), 2.25%, 04/17/19	110,000	111,098
		353,759
Diversified Telecommunication Services (0.4%)
Juniper Networks, Inc. (USD), 5.95%, 03/15/41	15,000	17,268
Qwest Corp.
(USD), 7.50%, 06/15/23	40,000	40,350
(USD), 7.25%, 09/15/25	20,000	22,100
SBA Tower Trust (USD), 5.10%, 04/15/42 (b)	55,000	59,851
		139,569
	Shares or Principal Amount	Value
Electric Utilities (0.4%)
FirstEnergy Corp., Series C (USD), 7.38%, 11/15/31	$20,000	$25,127
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/18	35,000	34,825
Oncor Electric Delivery Co. LLC (USD), 4.55%, 12/01/41 (b)	70,000	64,061
		124,013
Electronics (0.2%)
Agilent Technologies, Inc. (USD), 6.50%, 11/01/17	35,000	42,625
Jabil Circuit, Inc. (USD), 5.63%, 12/15/20	40,000	42,000
		84,625
Energy Equipment & Services (0.3%)
Boardwalk Pipelines LP (USD), 5.75%, 09/15/19	5,000	5,565
El Paso Pipeline Partners Operating Co. LLC (USD), 5.00%, 10/01/21	30,000	31,693
Energy Transfer Partners LP (USD), 5.20%, 02/01/22	50,000	53,295
		90,553
Food & Staples (0.1%)
CVS Caremark Corp. (USD), 5.75%, 05/15/41	15,000	17,457
Health Care Equipment & Supplies (0.4%)
Boston Scientific Corp. (USD), 6.00%, 01/15/20	65,000	75,905
CareFusion Corp. (USD), 5.13%, 08/01/14	45,000	48,636
		124,541
Healthcare Providers & Services (0.1%)
Humana, Inc. (USD), 6.30%, 08/01/18	25,000	29,106
Information Technology Services (0.2%)
Affiliated Computer Services, Inc. (USD), 5.20%, 06/01/15	50,000	54,194
Insurance (0.5%)
American International Group, Inc. (USD), 4.88%, 09/15/16	55,000	58,653
Nationwide Mutual Insurance Co. (USD), 9.38%, 08/15/39 (b)	41,000	52,417
Prudential Financial, Inc. (USD), MTN, 4.50%, 11/16/21	52,000	55,467
		166,537
Media (0.5%)
CBS Corp. (USD), 8.88%, 05/15/19	45,000	59,980
DIRECTV Holdings LLC (USD), 5.88%, 10/01/19	50,000	57,533
Time Warner Cable, Inc. (USD), 5.88%, 11/15/40	55,000	60,672
		178,185
Metals & Mining (0.1%)
Barrick North America Finance LLC (USD), 6.80%, 09/15/18	35,000	43,063
Multi-Utilities (0.2%)
CMS Energy Corp. (USD), 6.55%, 07/17/17	65,000	73,494

See accompanying notes to financial statements.

2012 Semiannual Report

37

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (0.9%)
Anadarko Petroleum Corp. (USD), 6.38%, 09/15/17	$40,000	$47,536
Apache Corp. (USD), 4.75%, 04/15/43	125,000	133,191
Marathon Petroleum Corp. (USD), 5.13%, 03/01/21	20,000	22,184
Nabors Industries, Inc. (USD), 4.63%, 09/15/21	25,000	26,541
Noble Energy, Inc. (USD), 6.00%, 03/01/41	35,000	40,141
Rowan Cos., Inc. (USD), 7.88%, 08/01/19	30,000	36,105
		305,698
Paper & Forest Products (0.3%)
Georgia-Pacific LLC (USD), 8.00%, 01/15/24	30,000	39,131
International Paper Co. (USD), 7.95%, 06/15/18	60,000	75,143
		114,274
Pharmaceuticals (0.1%)
Medco Health Solutions, Inc. (USD), 7.13%, 03/15/18	35,000	43,219
Real Estate (0.5%)
HCP, Inc. (USD), 3.75%, 02/01/16	50,000	52,217
UDR, Inc. (USD), MTN, 4.25%, 06/01/18	70,000	74,383
WEA Finance LLC (USD), 6.75%, 09/02/19 (b)	40,000	46,885
		173,485
Specialty Retail (0.2%)
Lowe's Cos., Inc. (USD), 3.80%, 11/15/21	15,000	15,823
Wal-Mart Stores, Inc. (USD), 3.25%, 10/25/20	40,000	42,578
		58,401
Tobacco (0.2%)
Philip Morris International, Inc. (EUR), EMTN, 5.75%, 03/24/16	50,000	76,663
		2,857,343
Total Corporate Bonds		2,857,343
COVERED BONDS (1.7%)
SWEDEN (0.3%)
Commercial Banks (0.3%)
Swedish Covered Bond Corp. (EUR), EMTN, 3.00%, 02/03/15	60,000	83,393
UNITED KINGDOM (1.4%)
Commercial Banks (1.0%)
Abbey National Treasury Services PLC (EUR), EMTN, 3.13%, 06/30/14 (b)	100,000	136,909
Royal Bank of Scotland PLC (The) (EUR), EMTN, 2.75%, 06/18/13	150,000	202,280
		339,189
Diversified Financial Services (0.4%)
Nationwide Building Society (EUR), EMTN, 3.88%, 12/05/13	100,000	138,165
		477,354
Total Covered Bonds		560,747
	Shares or Principal Amount	Value
FOREIGN NON-GOVERNMENT BONDS (16.9%)
AUSTRALIA (0.5%)
Commercial Banks (0.3%)
Commonwealth Bank of Australia (USD), 3.25%, 03/17/16 (b)	$100,000	$103,834
Metals & Mining (0.2%)
Rio Tinto Finance USA Ltd. (USD), 6.50%, 07/15/18	55,000	68,056
		171,890
BELGIUM (0.4%)
Beverages (0.3%)
Anheuser-Busch InBev NV (EUR), EMTN, 4.00%, 04/26/18 (b)	50,000	73,640
Food Products (0.1%)
Delhaize Group SA (USD), 5.70%, 10/01/40	42,000	38,897
		112,537
CANADA (0.0%)
Metals & Mining (0.0%)
Teck Resources Ltd. (USD), 6.25%, 07/15/41	10,000	11,085
DENMARK (0.4%)
Diversified Telecommunication Services (0.4%)
TDC AS (EUR), EMTN, 3.75%, 03/02/22	100,000	137,604
FRANCE (2.1%)
Commercial Banks (0.8%)
BPCE SFH — Societe de Financement de l'Habitat (EUR), 3.63%, 05/12/16 (b)	100,000	140,884
Societe Generale SFH (EUR), EMTN, 3.25%, 06/06/16 (b)	100,000	139,235
		280,119
Diversified Financial Services (0.2%)
Caisse Refinancement de l'Habitat (EUR), EMTN, 4.00%, 01/10/22	50,000	71,338
Electric Utilities (0.3%)
EDF SA
(USD), 4.60%, 01/27/20 (b)	25,000	26,909
(EUR), EMTN, 4.63%, 04/26/30	50,000	68,985
		95,894
Government Agency (0.5%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/16 (a)(c)	150,000	165,793
Insurance (0.3%)
AXA SA (GBP), EMTN, 6.67%, 07/06/16 (a)(c)	50,000	62,482
Groupama SA (EUR), 4.38%, 07/06/15 (a)(c)	50,000	26,143
		88,625
		701,769

See accompanying notes to financial statements.

Semiannual Report 2012

38

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
GERMANY (0.4%)
Diversified Financial Services (0.4%)
Volkswagen Leasing GMBH (EUR), EMTN, 3.25%, 05/10/18	$100,000	$140,124
ITALY (0.9%)
Commercial Banks (0.4%)
UniCredit SpA (EUR), EMTN, 4.25%, 07/31/18 (b)	100,000	133,861
Diversified Telecommunication Services (0.5%)
Telecom Italia Capital SA (USD), 5.25%, 10/01/15	35,000	35,612
Telecom Italia Finance SA (EUR), EMTN, 7.75%, 01/24/33	90,000	119,672
		155,284
		289,145
MEXICO (0.4%)
Diversified Telecommunication Services (0.4%)
America Movil SAB de CV (EUR), EMTN, 4.13%, 10/25/19	100,000	144,019
NETHERLANDS (1.6%)
Auto Manufacturers (0.3%)
BMW Finance NV (GBP), EMTN, 3.38%, 12/14/18	48,000	79,847
Commercial Banks (1.3%)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (USD), 3.38%, 01/19/17	90,000	92,866
ING Bank NV (EUR), EMTN, 6.13%, 05/29/23 (a)	50,000	62,685
Nederlandse Waterschapsbank NV (USD), EMTN, 3.00%, 03/17/15	270,000	280,805
		436,356
		516,203
NORWAY (0.4%)
Commercial Banks (0.4%)
Terra Boligkreditt (EUR), EMTN, 2.13%, 08/31/15	100,000	134,781
SPAIN (3.0%)
Commercial Banks (1.2%)
Caja de Ahorros y Monte de Piedad de Gipuzkoa y San Sebastian (EUR), 4.38%, 11/05/14	100,000	133,230
Caja de Ahorros y Monte de Piedad de Madrid (EUR), 3.50%, 03/14/13	200,000	263,876
		397,106
Diversified Telecommunication Services (0.8%)
Telefonica Emisiones SAU (EUR), EMTN, 4.97%, 02/03/16	200,000	271,743
Gas Utilities (0.4%)
Gas Natural Capital Markets SA (EUR), EMTN, 4.38%, 11/02/16	100,000	131,817
	Shares or Principal Amount	Value
Insurance (0.2%)
Mapfre SA (EUR), 5.92%, 07/24/37 (a)	$50,000	$44,112
Software (0.4%)
Amadeus Capital Markets SA (EUR), EMTN, 4.88%, 07/15/16	100,000	137,928
		982,706
SUPRANATIONAL (0.3%)
Supranational (0.3%)
Eurofima (AUD), MTN, 6.00%, 03/30/22	90,000	94,006
SWEDEN (1.5%)
Commercial Banks (1.5%)
Svenska Handelsbanken AB (USD), 2.88%, 04/04/17	500,000	508,367
UNITED KINGDOM (4.4%)
Commercial Banks (2.5%)
Abbey National Treasury Services PLC (EUR), EMTN, 3.63%, 10/05/17 (b)	100,000	138,838
Barclays Bank PLC (EUR), EMTN, 6.00%, 01/14/21	50,000	61,512
HSBC Capital Funding LP (EUR), 5.37%, 03/24/14 (a)(c)	50,000	60,824
Lloyds TSB Bank PLC
(EUR), EMTN, 4.13%, 04/06/16	100,000	142,610
(GBP), EMTN, 6.75%, 10/24/18	50,000	88,247
Royal Bank of Scotland Group PLC (EUR), EMTN, 5.25%, 05/15/13	200,000	272,207
Royal Bank of Scotland PLC (EUR), EMTN, 6.93%, 04/09/18	50,000	61,883
		826,121
Diversified Financial Services (0.9%)
Nationwide Building Society
(EUR), EMTN, 3.75%, 01/20/15	50,000	68,507
(EUR), EMTN, 6.75%, 07/22/20	60,000	72,219
Network Rail Infrastructure Finance PLC, Series REGS (GBP), EMTN, 2.50%, 03/07/14 (b)(d)	100,000	167,548
		308,274
Food & Staples (0.8%)
Tesco PLC
(EUR), EMTN, 5.88%, 09/12/16	100,000	154,886
(GBP), EMTN, 6.13%, 02/24/22	50,000	93,465
		248,351
Insurance (0.2%)
Aviva PLC, FRN (EUR), EMTN, 6.88%, 05/22/38 (a)	50,000	60,493
		1,443,239
UNITED STATES (0.6%)
Commercial Banks (0.3%)
SG Capital Trust III (EUR), 5.42%, 11/10/13 (a)(c)	100,000	106,587

See accompanying notes to financial statements.

2012 Semiannual Report

39

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Specialty Retail (0.3%)
Wal-Mart Stores, Inc. (EUR), 4.88%, 09/21/29	$50,000	$80,811
		187,398
Total Foreign Non-Government Bonds		5,574,873
MUNICIPAL BONDS (1.8%)
UNITED STATES (1.8%)
California (0.6%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds) Series S1 (USD), 6.79%, 04/01/30	25,000	30,876
San Diego County California Regional Transportation Commission Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/48	60,000	78,094
University of California General Obligation Unlimited Bonds, Series AD (USD), 4.86%, 05/15/12	100,000	101,938
		210,908
Georgia (0.2%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/57	55,000	62,473
Illinois (0.2%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/40	55,000	63,273
New York (0.6%)
Metropolitan Transportation Authority Revenue Bonds (Build America Bonds) (USD), 6.09%, 11/15/40	55,000	67,749
New York City Municipal Water Finance Authority Revenue Bonds (Build America Bonds) (USD), 5.44%, 06/15/43	40,000	48,687
Port Authority of New York & New Jersey Revenue Bonds (USD), 6.04%, 12/01/29	65,000	83,478
		199,914
Ohio (0.2%)
American Municipal Power-Ohio, Inc. Revenue Bonds (Build America Bonds) (USD), 7.83%, 02/15/41	55,000	74,750
		611,318
Total Municipal Bonds		611,318
SOVEREIGN BONDS (40.0%)
AUSTRALIA (0.4%)
Australia Government Bond (AUD), 6.00%, 02/15/17	115,000	135,060
AUSTRIA (0.5%)
Austria Government Bond, Series 976 (EUR), 6.25%, 07/15/27	90,000	162,378
CANADA (2.4%)
Canadian Government Bond (CAD), 4.00%, 06/01/17	$350,000	$394,749
Series WL43 (CAD), 5.75%, 06/01/29	260,000	381,821
		776,570
DENMARK (0.2%)
Denmark Government Bond (DKK), 4.50%, 11/15/39	300,000	76,690
FINLAND (0.1%)
Finland Government Bond (EUR), 3.50%, 04/15/21	30,000	44,278
FRANCE (1.3%)
France Government Bond OAT
(EUR), 3.25%, 10/25/21	280,000	381,688
(EUR), 4.75%, 04/25/35	40,000	61,701
		443,389
GERMANY (3.9%)
Bundesobligation
Series 158 (EUR), 1.75%, 10/09/15	100,000	139,022
Series 161 (EUR), 1.25%, 10/14/16	50,000	68,323
Bundesrepublik Deutschland
(EUR), 4.25%, 07/04/17	70,000	109,395
Series 07 (EUR), 4.00%, 01/04/18	60,000	93,459
(EUR), 2.00%, 01/04/22	340,000	467,165
Series 98 (EUR), 4.75%, 07/04/28	50,000	87,152
Series 03 (EUR), 4.75%, 07/04/34	40,000	73,889
Series 07 (EUR), 4.25%, 07/04/39	61,000	110,388
FMS Wertmanagement, EMTN (EUR), 2.25%, 07/14/14 (d)	100,000	136,973
		1,285,766
ITALY (1.2%)
Buoni Poliennali Del Tesoro
(EUR), 3.75%, 08/01/15	160,000	211,220
(EUR), 5.00%, 09/01/40	160,000	183,688
		394,908
JAPAN (17.1%)
Japan Government 10 Year Bond
Series 275 (JPY), 1.40%, 12/20/15	70,000,000	915,484
Series 297 (JPY), 1.40%, 12/20/18	33,000,000	438,282
Japan Government 20 Year Bond, Series 62 (JPY), 0.80%, 06/20/23	115,000,000	1,406,139
Japan Government 30 Year Bond
Series 10 (JPY), 1.10%, 03/20/33	30,000,000	334,211
Series 30 (JPY), 2.30%, 03/20/39	25,000,000	342,655
Japan Government 5 Year Bond
Series 81 (JPY), 0.80%, 03/20/14	110,000,000	1,395,556
Series 92 (JPY), 0.30%, 09/20/15	65,000,000	817,888
		5,650,215

See accompanying notes to financial statements.

Semiannual Report 2012

40

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
NETHERLANDS (1.6%)
Netherlands Government Bond
(EUR), 4.50%, 07/15/17	$60,000	$91,844
(EUR), 4.00%, 07/15/18	100,000	151,072
(EUR), 3.50%, 07/15/20	200,000	295,230
		538,146
POLAND (0.3%)
Poland Government Bond, Series 0415 (PLN), 5.50%, 04/25/15	310,000	100,374
SINGAPORE (3.7%)
Singapore Government Bond (SGD), 3.63%, 07/01/14	1,400,000	1,214,389
SPAIN (0.9%)
Instituto de Credito Oficial (GBP), EMTN, 4.50%, 03/07/13 (b)(d)	30,000	48,735
Spain Government Bond
(EUR), 5.50%, 04/30/21	77,000	100,176
(EUR), 4.80%, 01/31/24	105,000	124,880
(EUR), 4.70%, 07/30/41	30,000	31,281
		305,072
SUPRANATIONAL (2.1%)
Council of Europe Development Bank (AUD), MTN, 5.63%, 12/14/15	100,000	106,895
European Investment Bank (EUR), EMTN, 4.75%, 10/15/17	300,000	455,985
European Union, Series REGS (EUR), EMTN, 3.00%, 09/04/26 (b)	100,000	130,742
		693,622
SWEDEN (1.0%)
Swedish Government Bond, Series 1046 (SEK), 5.50%, 10/08/12	2,100,000	317,782
UNITED KINGDOM (3.3%)
United Kingdom Treasury Gilt
(GBP), 2.75%, 01/22/15	130,000	223,499
(GBP), 6.00%, 12/07/28	105,000	244,283
(GBP), 4.25%, 03/07/36	130,000	246,126
(GBP), 4.25%, 09/07/39	200,000	379,038
		1,092,946
Total Sovereign Bonds		13,231,585
U.S. AGENCIES MORTGAGE BACKED (10.6%)
UNITED STATES (10.6%)
Federal Home Loan Mortgage Corp.
Pool # G13774 (USD), 5.50%, 12/01/20	48,233	52,510
Series 3793, Class LV (USD), 4.00%, 11/15/23	27,697	29,569
Series 3755, Class ML (USD), 5.50%, 06/15/29	27,868	30,437
Pool # C91293 (USD), 5.00%, 03/01/30	28,595	30,974
Series 2904, Class PD, CMO (USD), 5.50%, 03/15/33	25,000	26,074
Series 3659, Class VG (USD), 5.00%, 09/15/34	$45,000	$51,065
Series 3074, Class WJ (USD), 5.00%, 10/15/34	85,000	92,211
Pool # G01840 (USD), 5.00%, 07/01/35	81,899	88,712
Series 3349, Class HE, CMO (USD), 5.50%, 07/15/36	45,000	50,222
Series 3864, Class AB (USD), 4.00%, 06/15/39	34,933	37,137
Series 3715, Class PC (USD), 4.50%, 08/15/40	40,000	45,038
Series 3923, Class PQ (USD), 4.00%, 09/15/40	40,000	42,784
Pool # A94362 (USD), 4.00%, 10/01/40	50,162	53,557
Pool # A95803 (USD), 4.00%, 12/01/40	47,159	50,659
Series 4017, Class MA (USD), 3.00%, 03/15/41	19,928	21,009
Pool # G06784 (USD), 3.50%, 10/01/41	42,323	43,915
Pool # Q04017 (USD), 4.00%, 10/01/41	38,670	40,888
Pool # Q04603 (USD), 4.00%, 11/01/41	53,914	57,257
Series 3980, Class EP, CMO (USD), 5.00%, 01/15/42	53,556	59,925
Pool # Q06531 (USD), 4.00%, 03/01/42	29,891	31,788
Series 4012, Class KW (USD), 3.50%, 03/15/42	65,000	65,419
TBA (USD), 3.50%, 05/01/42	25,000	25,910
Federal National Mortgage Association
Pool # 685200 (USD), 5.00%, 03/01/18	44,831	48,751
Series 2011-34, Class VA (USD), 4.00%, 06/25/22	13,812	14,711
Pool # 993565 (USD), 4.00%, 04/01/24	25,638	27,282
Pool # AK3264 (USD), 3.00%, 02/01/27	79,110	82,721
Pool # AK6972 (USD), 3.50%, 03/01/27	39,780	42,413
Pool # 555531 (USD), 5.50%, 06/01/33	23,287	25,671
Pool # 773425 (USD), 5.00%, 06/01/34	19,676	21,398
Pool # 357632 (USD), 5.50%, 10/01/34	30,136	33,183
Pool # AD0308 (USD), 5.00%, 03/01/35	30,773	33,467
Pool # 735676 (USD), 5.00%, 07/01/35	55,597	60,466
Pool # 891386 (USD), 5.50%, 10/01/35	85,278	93,743
Pool # 888367 (USD), 7.00%, 03/01/37	35,628	41,355
Pool # 995199 (USD), 6.00%, 05/01/37	27,247	30,330
Pool # 959642 (USD), 6.00%, 11/01/37	27,242	30,419
Pool # 960128 (USD), 6.00%, 11/01/37	31,168	34,559
Pool # 966202 (USD), 6.00%, 12/01/37	52,293	57,982
Pool # 995049 (USD), 5.50%, 02/01/38	45,881	50,435
Pool # 890149 (USD), 6.50%, 10/01/38	34,512	39,130
Pool # 995228 (USD), 6.50%, 11/01/38	51,181	58,205
Series 2010-56, Class BD (USD), 5.00%, 12/25/38	50,000	55,013
Pool # 890101 (USD), 6.00%, 02/01/39	13,085	14,611
Series 2011-76, Class PB (USD), 2.50%, 04/25/39	59,704	61,137
Series 2011-27, Class JQ (USD), 4.00%, 09/25/39	32,976	34,736
Series 2011-2, Class PD (USD), 4.00%, 12/25/39	60,000	64,306
Series 2011-31, Class PB (USD), 4.00%, 01/25/40	45,000	48,288
Pool # AE8388 (USD), 4.50%, 11/01/40	26,339	28,984
Pool # AE9107 (USD), 4.50%, 11/01/40	34,045	37,464
Series 2012-11, Class PM, CMO (USD), 4.00%, 11/25/40	50,000	52,420
Series 2012-40, Class GC (USD), 4.50%, 12/25/40	60,000	65,213
Series 2011-124, Class JM (USD), 4.00%, 02/25/41	58,282	62,096
Series 2011-6, Class PH (USD), 4.00%, 02/25/41	65,000	69,491
Series 2012-21, Class PJ (USD), 4.00%, 03/25/41	59,510	63,506
Pool # AI5595 (USD), 5.00%, 07/01/41	48,608	53,366
Series 2012-16, Class WH (USD), 4.00%, 07/25/41	45,000	47,995
Pool # AJ1422 (USD), 5.00%, 09/01/41	62,290	68,016
Pool # AB3690 (USD), 4.00%, 10/01/41	82,222	87,093
Pool # AJ1472 (USD), 4.00%, 10/01/41	34,132	36,154

See accompanying notes to financial statements.

2012 Semiannual Report

41

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Series 2012-16, Class K (USD), 4.00%, 10/25/41	$59,563	$63,046
Series 2012-10, Class PC (USD), 4.50%, 11/25/41	34,549	36,992
Pool # AK3774 (USD), 4.00%, 03/01/42	24,934	26,477
Pool # AK4827 (USD), 3.50%, 04/01/42	45,000	46,785
Pool # AK7900 (USD), 4.00%, 04/01/42	54,981	58,238
Series 2012-32, Class CY (USD), 3.50%, 04/25/42	55,000	57,493
Pool # AO2099 (USD), 4.00%, 05/01/42	65,000	68,850
Series 2012-44, Class GA (USD), 4.00%, 05/25/42	65,000	70,220
Series 2009-85, Class LC (USD), 4.50%, 10/25/49	30,000	33,300
Government National Mortgage Association
Series 2011-45, Class VE (USD), 4.50%, 04/20/22	23,059	24,342
Series 2009-13, Class ND (USD), 4.50%, 02/16/33	12,408	13,238
Series 2012-24, Class MN (USD), 4.00%, 11/20/39	49,688	54,167
Series 2012-52, Class PM (USD), 3.50%, 12/20/39	45,000	48,403
Pool # 783356 (USD), 6.00%, 06/20/41	40,416	45,728
Pool # 769101 (USD), 4.00%, 07/20/41	38,649	41,756
		3,492,205
Total U.S. Agencies Mortgage Backed		3,492,205
U.S. TREASURY OBLIGATIONS (8.2%)
UNITED STATES (8.2%)
U.S. Treasury Bond
(USD), 4.38%, 05/15/41	286,000	358,707
(USD), 3.13%, 11/15/41	45,000	45,141
U.S. Treasury Notes
(USD), 0.13%, 09/30/13	158,000	157,753
(USD), 0.25%, 01/31/14	55,000	55,002
(USD), 0.25%, 02/28/14	56,000	55,998
(USD), 0.25%, 03/31/14	790,000	789,908
(USD), 0.25%, 02/15/15	149,000	148,499
(USD), 0.38%, 03/15/15	100,000	100,000
(USD), 0.38%, 04/15/15	240,000	239,981
(USD), 0.88%, 02/28/17	90,000	90,436
(USD), 1.00%, 03/31/17	229,000	231,290
(USD), 2.00%, 11/15/21	300,000	303,281
(USD), 2.00%, 02/15/22	146,000	147,095
		2,723,091
Total U.S. Treasury Obligations		2,723,091
YANKEE DOLLARS (0.1%)
UNITED KINGDOM (0.1%)
Electric Utilities (0.1%)
Western Power Distribution Holdings Ltd. (USD), 7.25%, 12/15/17 (b)	25,000	28,966
Total Yankee Dollars		28,966
REPURCHASE AGREEMENT (3.1%)
UNITED STATES (3.1%)
State Street Bank, 0.08%, dated 04/30/12, due 05/01/12, repurchase price $1,004,002, collateralized by U.S. Treasury Note, maturing 11/30/14; total market value of $1,027,406	$1,004,000	$1,004,000
Total Repurchase Agreement		1,004,000
Total Investments (Cost $30,960,840) (e)—98.0%		32,376,244

Other assets in excess of liabilities—2.0%		673,991
Net Assets—100.0%		$33,050,235

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2012.
(b)	Denotes a restricted security.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	This security is government guaranteed.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Semiannual Report 2012

42

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Global Fixed Income Fund

At April 30, 2012, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Japan Government 10 Year Bond Mini Futures	JPMorgan Chase	9	06/08/12	$9,095
Ultra Long United States Treasury Bond Future	JPMorgan Chase	(2)	06/20/12	(5,441)
United Kingdom Gilt Bond Futures	JPMorgan Chase	(6)	06/27/12	(12,443)
United States Treasury Note 6%-2 year	JPMorgan Chase	(1)	06/29/12	(109)
United States Treasury Note 6%-5 year	JPMorgan Chase	5	06/29/12	5,664
United States Treasury Note 6%-10 year	JPMorgan Chase	(12)	06/20/12	(16,423)
United States Treasury Bond 6%-30 year	JPMorgan Chase	(1)	06/20/12	(4,000)
				$(23,657)

At April 30, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar 07/20/12	Barclays Bank PLC	AUD	107,000	USD	109,516	$110,585	$1,069
British Pound/United States Dollar 07/20/12	Citibank N.A.	GBP	150,000	USD	240,824	243,318	2,494
Canadian Dollar/United States Dollar 07/20/12	Barclays Bank PLC	CAD	161,000	USD	160,629	162,691	2,062
Czech Koruna/United States Dollar 07/20/12	Barclays Bank PLC	CZK	950,000	USD	49,852	50,401	549
Danish Krone/United States Dollar 07/20/12	Citibank N.A.	DKK	209,000	USD	36,601	37,212	611
Euro Currency/United States Dollar 07/20/12	Citibank N.A.	EUR	509,000	USD	663,834	674,044	10,210
Japanese Yen/United States Dollar 07/20/12	Citibank N.A.	JPY	79,012,000	USD	981,871	990,394	8,523
Malaysian Ringgit/United States Dollar 06/04/12	JPMorgan Chase	MYR	280,000	USD	92,593	92,394	(199)
Mexican Peso/United States Dollar 07/20/12	Citibank N.A.	MXN	1,292,000	USD	96,531	98,489	1,958
07/20/12	Deutsche Bank	MXN	4,338,194	USD	328,999	330,698	1,699
New Zealand Dollar/United States Dollar 07/20/12	Deutsche Bank	NZD	52,000	USD	42,379	42,299	(80)
Norwegian Krone/United States Dollar 07/20/12	Deutsche Bank	NOK	321,000	USD	54,953	55,921	968
South African Rand/United States Dollar 07/20/12	Deutsche Bank	ZAR	631,000	USD	77,891	80,262	2,371
South Korean Won/United States Dollar 06/04/12	JPMorgan Chase	KRW	383,000,000	USD	338,579	338,489	(90)
						$3,307,197	$32,145

See accompanying notes to financial statements.

2012 Semiannual Report

43

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Depreciation
United States Dollar/British Pound 07/20/12	Citibank N.A.	USD	218,336	GBP	138,000	$223,852	$(5,516)
07/20/12	UBS	USD	344,621	GBP	214,000	347,133	(2,512)
United States Dollar/Euro Currency 07/20/12	UBS	USD	118,895	EUR	90,000	119,183	(288)
United States Dollar/Japanese Yen 07/20/12	UBS	USD	207,758	JPY	16,780,000	210,333	(2,575)
United States Dollar/Polish Zloty 07/20/12	Deutsche Bank	USD	21,487	PLN	70,000	22,015	(528)
United States Dollar/Singapore Dollar 07/20/12	Deutsche Bank	USD	1,136,186	SGD	1,424,000	1,150,991	(14,805)
United States Dollar/Swedish Krona 07/20/12	Deutsche Bank	USD	464,927	SEK	3,185,000	472,426	(7,499)
United States Dollar/Swiss Franc 07/20/12	Barclays Bank PLC	USD	430,365	CHF	397,000	437,858	(7,493)
						$2,983,791	$(41,216)

At April 30, 2012, the Fund's open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Depreciation
Euro Currency/Swiss Franc 03/22/13	Citibank N.A.	EUR	251,170	CHF	301,000	$330,012	$329,935	$(77)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Semiannual Report 2012

44

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A shares at NAV net of fees) returned 5.30% for the six-month period ended April 30, 2012, versus the 5.50% return of its benchmark, the Barclays Capital Municipal Bond Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 242 funds) was 6.58% for the period.

During the semiannual period, municipal new-issue volumes were somewhat heavy, although the market was more than able to absorb it. Refunding issuance continued to play a dominant role throughout the primary market. From January through April 2012, refunding issuance accounted for approximately 45% of all new-issue supply. New money issuance was up year-over-year through the first four months of 2012, albeit in comparison to the prior periods’ record-low issuance. State and local government fiscal austerity continues to be embraced by issuers across the U.S., further dampening municipal borrowing. Cash inflows continued at a strong pace into the municipal market. Municipal yields hit record lows during the period, although they bounced higher by the end of April. Yields as a percentage of comparable-duration U.S. Treasuries, however, did not decline to record levels. Given the deteriorating European sovereign debt situation, concern about a tepid U.S. economic recovery, and the very strong technical backdrop, the municipal market remained well bid. Economic data generally improved over the semiannual period. Unemployment declined from 9.0% to 8.1%, and consumer confidence indices rose sharply. However, non-farm payroll growth slowed and the lower rate partially reflected a shrinking pool of jobseekers as more people stopped looking for employment. Additionally, the underemployment numbers remained particularly high at 14.5% as of the end of the semiannual period. While the Federal Reserve has indicated the desire to keep rates low for a prolonged period, several members of the Federal Open Market Committee have expressed concerns about this policy and the timing of withdrawal of accommodative measures.

Lower-quality bonds outperformed higher-quality issues as investors looked for more yield in a low interest-rate environment. Consequently, the Fund’s overweight versus the benchmark Barclays Capital Municipal Bond Index in higher-quality prerefunded securities detracted from performance for the reporting period.

Fund performance for the semiannual period was bolstered by positions in healthcare, industrial development, water and sewer, and leases. Holdings in the long end of the yield curve, particularly zero coupon bonds, also provided positive relative returns.

During the reporting period, we allocated a portion of the Fund’s cash position to repurchase agreements (short-term contracts in which a seller of securities agrees to buy them back at a specific time and price). These securities had minimal impact on Fund performance for the period.

During the period, we increased the Fund’s exposure to healthcare and industrial development sectors and reduced positions in education and prerefunded issues.

At the end of the semiannual period, the Fund’s largest absolute weightings were in general obligation bonds, and education and prerefunded issues. The portfolio is focused on the intermediate segment of the yield curve, while we feel that the front end provides little value and are refraining from adding much duration in the long end. Despite relatively low yields, we believe municipal market technicals remain strong. The Federal Reserve’s low-rate environment is expected to continue, and we feel that the uncertainty surrounding the U.S. economic recovery and the crisis in Europe should provide a flight to safety, keeping Treasury rates low.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

45

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	5.30%	10.32%	4.70%	4.55%
	w/SC3	0.81%	5.67%	3.79%	4.09%
Class C2,6	w/o SC	4.92%	9.51%	3.97%	3.80%
	w/SC4	3.92%	8.51%	3.97%	3.80%
Class D	w/o SC	5.43%	10.59%	4.98%	4.82%
	w/SC5	0.66%	5.64%	4.02%	4.34%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
1	Returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns through September 4, 2003 incorporate the performance of the Predecessor Fund’s Class Y shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because all classes invest in the same portfolio of securities.
3	A 4.25% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year return because it is charged when Class C shares are sold within the first year after purchase.
5	A 4.50% front-end sales charge was deducted.
6	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

Semiannual Report 2012

46

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class D shares of the Aberdeen Tax-Free Income Fund, the Barclays Capital Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Municipal Bond Index covers the USD-denominated long-term tax exempt bond market covering four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Municipal Bonds	98.5%
Repurchase Agreement	2.0%
Liabilities in excess of other assets	(0.5%	)
	100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B 07/01/27	6.0%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/29	4.3%
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity 01/01/15	3.4%
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund) 04/01/20	2.5%
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity 02/15/18	2.4%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/39	2.3%
University of California Revenue Bonds, Series Q 05/15/29	2.3%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/18	2.2%
Municipal Electric Authority of Georgia Revenue Bonds, Unrefunded, Series V 01/01/18	2.1%
Texas A&M University Revenue Bonds (Financing System), Series A 05/15/25	2.1%
Other	70.4%
100.0%

Top States
Texas	24.7%
California	16.7%
New York	7.8%
Washington	7.2%
Pennsylvania	6.2%
Massachusetts	4.3%
Georgia	4.1%
New Jersey	3.6%
Indiana	3.4%
Illinois	2.6%
Other	19.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

47

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (98.5%)
Alaska (1.0%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/21	$1,000,000	$1,163,110
Arizona (1.8%)
City of Tempe General Obligation Unlimited Bonds, 5.00%, 07/01/22	1,900,000	2,168,888
California (16.7%)
Brea Redevelopment Agency Tax Allocation Bonds, Series A, 0.00%, 08/01/25 (a)	1,000,000	483,300
Cabrillo Community College District General Obligation Unlimited Bonds, Series B, 0.00%, 08/01/37 (a)	2,500,000	615,500
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/39	1,000,000	1,102,290
Centinela Valley Union High School District General Obligation Unlimited Bonds, Series A, 0.00%, 08/01/34 (a)	2,750,000	611,572
Cypress School District General Obligation Unlimited Bonds, Series B-1, 0.00%, 08/01/31 (a)	1,740,000	596,611
Franklin-Mckinley School District General Obligation Unlimited Bonds, 0.00%, 08/01/35 (a)	1,600,000	467,904
Long Beach Unified School District General Obligation Unlimited Bonds, Series B, 0.00%, 08/01/35 (a)	2,000,000	605,080
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/25	1,000,000	1,193,240
Los Angeles County Sanitation Districts Financing Authority Revenue Bonds (Capital Project), Series A, 5.00%, 10/01/22	1,300,000	1,372,098
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.125%, 11/01/29	500,000	581,720
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/39	500,000	612,280
Magnolia School District General Obligation Unlimited Bonds, 0.00%, 08/01/36 (a)	2,500,000	633,975
Portola Valley School District General Obligation Unlimited Bonds, 5.00%, 08/01/29	1,000,000	1,127,940
Rancho Cucamonga Redevelopment Agency (Rancho Redevelopment Project), 5.375%, 09/01/25	500,000	500,225
Riverside County Asset Leasing Corp., Lease Revenue Bonds (County Administrative Center Refunding Project), 5.00%, 11/01/27	1,000,000	1,093,990
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/24	300,000	357,585
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/26	465,000	519,117
State of California General Obligation Unlimited Bonds
Series A, 5.00%, 07/01/22	1,100,000	1,246,630
5.00%, 03/01/26	2,000,000	2,164,640
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/29	$1,000,000	$1,096,310
University of California Revenue Bonds, Series Q, 5.25%, 05/15/29	2,320,000	2,638,072
		19,620,079
Connecticut (1.9%)
City of Harford General Obligation Unlimited Bonds, Series A
5.00%, 08/15/15	100,000	112,887
5.00%, 08/15/16	1,870,000	2,151,416
		2,264,303
Florida (2.0%)
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/19	1,000,000	1,128,030
Escambia County, Solid Waste Disposal Revenue Bonds (Gulf Power Company Project), 1.35%, 04/01/39 (b)	1,165,000	1,168,157
		2,296,187
Georgia (4.1%)
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/21	500,000	612,265
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/28	100,000	115,396
Georgia Local Government Certificate of Participation (Grantor Trust), Series A, 4.75%, 06/01/28	936,000	933,885
Municipal Electric Authority of Georgia Revenue Bonds
Escrowed to Maturity, Series V, 6.60%, 01/01/18	465,000	557,433
Prerefunded, Series V, 6.60%, 01/01/18	55,000	60,917
Unrefunded, Series V, 6.60%, 01/01/18	2,230,000	2,509,776
		4,789,672
Illinois (2.6%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/41	500,000	544,870
Illinois Finance Authority Revenue Bonds (University of Chicago), Series A, 5.00%, 07/01/27	1,165,000	1,280,731
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 01/01/27	1,000,000	1,177,840
		3,003,441
Indiana (3.4%)
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity, 9.00%, 01/01/15	3,515,000	4,008,822
Louisiana (1.4%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/24	540,000	642,319

See accompanying notes to financial statements.

Semiannual Report 2012

48

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Saint John The Baptist Parish Revenue Bonds, 5.125%, 06/01/37	$1,000,000	$1,035,860
		1,678,179
Massachusetts (4.3%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/16	1,000,000	1,201,850
5.50%, 10/01/18	2,000,000	2,519,280
5.50%, 08/01/19	1,000,000	1,275,170
		4,996,300
Michigan (1.7%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/20	900,000	1,049,508
State of Michigan General Obligation Unlimited Bonds (Environmental Protection Program), Partially Prerefunded, 6.25%, 11/01/12	870,000	895,822
		1,945,330
Minnesota (0.5%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/29	500,000	577,495
Mississippi (1.0%)
Mississippi Development Bank Revenue Bonds (Jackson Public School District), 5.50%, 04/01/22	1,000,000	1,175,900
Nebraska (0.7%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/21	750,000	826,283
New Hampshire (1.9%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/39	1,000,000	1,135,670
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/23	1,000,000	1,145,310
		2,280,980
New Jersey (3.6%)
New Jersey Economic Development Authority Revenue Bonds, Series BB, 5.25%, 09/01/24	2,000,000	2,299,640
New Jersey State Turnpike Authority Revenue Bonds, Escrowed to Maturity, Series C, 6.50%, 01/01/16	610,000	680,803
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,214,050
		4,194,493
New York (7.8%)
New York City Transitional Finance Authority Revenue Bonds, Series D, 5.00%, 02/01/23	2,000,000	2,071,840
New York Local Government Assistance Corp. Revenue Bonds, Series E, 6.00%, 04/01/14	$645,000	$688,995
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/39	2,500,000	2,688,050
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/23	1,160,000	1,478,304
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/27	1,000,000	1,123,100
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/30	1,000,000	1,157,840
		9,208,129
North Carolina (0.1%)
North Carolina Housing Finance Agency Revenue Bonds (Single Family), Series AA, 6.25%, 03/01/17	140,000	140,039
North Dakota (0.8%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/32	1,000,000	1,000,740
Ohio (0.8%)
Ohio Air Quality Development Authority Revenue Bonds, 5.75%, 06/01/33(b)	800,000	905,824
Pennsylvania (6.2%)
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/19	800,000	987,976
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/29	4,100,000	5,075,390
Unionville-Chadds Ford School District General Obligation Limited Bonds, Series A, 5.00%, 06/01/22	1,000,000	1,218,430
		7,281,796
Puerto Rico (1.0%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds (Public Improvement), Series A, 5.50%, 07/01/17	250,000	282,730
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series C, 5.00%, 08/01/22	750,000	898,403
		1,181,133
South Carolina (0.3%)
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/30	350,000	386,369
Tennessee (0.5%)
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/23	500,000	553,090

See accompanying notes to financial statements.

2012 Semiannual Report

49

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Texas (24.7%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/30	$1,575,000	$1,772,253
City of Houston Revenue Bonds, Series A, 5.25%, 05/15/20	1,500,000	1,633,080
Dallas Area Rapid Transit Revenue Bonds, 5.00%, 12/01/36	1,250,000	1,352,275
Dallas/Fort Worth International Airport, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/20	1,000,000	1,204,690
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity, 5.00%, 02/15/18	2,300,000	2,820,030
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B, 5.75%, 07/01/27	5,325,000	7,005,250
Lower Colorado River Authority Revenue Bonds, Escrowed to Maturity, Series B, 6.00%, 01/01/17	1,245,000	1,527,142
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 08/01/16	500,000	539,735
San Antonio Water Revenue Bonds, Prerefunded, 5.00%, 05/15/25	115,000	115,186
San Antonio Water Revenue Bonds, Unrefunded, 5.00%, 05/15/25	885,000	886,434
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/20	2,500,000	2,963,550
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/18	1,050,000	1,301,517
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/27	1,500,000	1,714,755
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/25	2,065,000	2,417,826
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/26	500,000	596,525
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/28	1,000,000	1,131,980
		28,982,228
Washington (7.2%)
City of Seattle Revenue Bonds
4.50%, 08/01/19	1,000,000	1,078,400
5.00%, 02/01/26	1,000,000	1,134,110
County of King General Obligation Limited Bonds, 5.00%, 01/01/25	2,000,000	2,262,340
State of Washington General Obligation Unlimited Bonds
Series R-2010A, 5.00%, 01/01/22	2,000,000	2,404,180
Series D, 5.00%, 01/01/24	1,250,000	1,394,850
Series C, 5.00%, 01/01/26	200,000	227,934
		8,501,814
Wisconsin (0.5%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series A, 5.00%, 07/15/28	$500,000	$540,940
Total Municipal Bonds		115,671,564
REPURCHASE AGREEMENT (2.0%)
United States (2.0%)
State Street Bank, 0.08%, dated 04/30/12, due 05/01/12, repurchase price $2,312,005, collateralized by U.S. Treasury Note, maturing 11/30/14; total market value of $2,360,400	2,312,000	2,312,000
Total Repurchase Agreement		2,312,000
Total Investments (Cost $106,030,208) (c)—100.5%		117,983,564

Liabilities in excess of other assets—(0.5)%		(589,250)
Net Assets—100.0%		$117,394,314

(a)	Issued with a zero coupon.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2012.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows: (Unaudited)

Industry	Percent	Value
General Obligation	25.4%	$29,931,846
Higher Education	14.4%	16,990,883
Transportation	11.7%	13,871,660
General	10.1%	11,973,475
Medical	7.7%	9,091,800
School District	7.3%	8,600,659
Development	5.1%	6,062,130
Power	4.9%	5,733,668
Water	4.7%	5,498,493
Education	2.9%	3,401,930
Utilities	1.9%	2,264,467
Airport	1.0%	1,204,690
Pollution	0.8%	905,824
Single Family Housing	0.1%	140,039
Cash	2.0%	2,312,000
	100.0%	$117,983,564

See accompanying notes to financial statements.

Semiannual Report 2012

50

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Class A shares at NAV net of fees) returned 0.67% for the six-month period ended April 30, 2012, versus the 0.05% return of its benchmark, the Bank of America Merrill Lynch 1-Year Treasury Bill Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Ultra-Short Obligation Funds (consisting of 83 funds) was 0.87% for the period.

During the semiannual period, all spread sectors (investment-grade securities other than Treasuries) of the U.S. fixed income market produced positive absolute returns and outperformed relative to comparable-duration U.S. Treasuries. However, there was substantial intra- and inter-day volatility. Investors appeared to be focused on two factors, neither of which constituted “new news.” One issue was the Eurozone sovereign debt crisis and the debatable success of attempts by the various European fiscal entities to stem liquidity concerns and begin to implement austerity programs. Investors also expressed concerns about the trajectory and strength of the U.S. economic recovery, as recent data appear to provide mixed signals compared to the generally positive tone and sentiment of the economic indicators released in the second half of 2011. Consequently, U.S. economic data reports or announcements from Europe brought significant daily yield/price fluctuations in the U.S. bond market, as investors quickly moved to implement “risk-on” or “risk-off” trades. Short-term U.S. Treasury yields ended the period virtually unchanged, with the two-year note two basis points higher at 0.26%, while the three-year note yield decreased by one basis point to 0.37%.

Given the rebound in risk appetite during the reporting period, all spread sectors bolstered Fund performance for the semiannual period. The strongest performers were banks and finance companies, which reversed their losses from late 2011 as the European sovereign debt crisis subsided. The primary contributors among individual holdings in the sector included International Lease Finance, HSBC Finance, and Goldman Sachs. Other corporate issues also performed well as investors increased their allocation to securities of companies in these sectors given their perceived lower risk and volatility characteristics. The top contributors to Fund performance were utilities, basic materials and consumer non-cyclical. The most notable contributors among individual positions included Entergy Louisiana, Aristotle Holdings, and SAB Miller Holdings. In addition to corporate debt, the Fund’s allocation to AAA rated asset-backed securities (ABS) enhanced performance as the sector continued to benefit from strong credit quality and stable cash flows, which have led to relatively low credit-spread volatility.

The Fund held no derivative positions during the reporting period.

No spread sectors detracted from Fund performance during the reporting period as holdings in all sectors outperformed relative to the benchmark Bank of America Merrill Lynch 1-Year Treasury Bill Index.

At the beginning of the reporting period, the European Central Bank announced the Long-Term Refinancing Operation (LTRO), which relieved the short-term funding pressure on European banks. Consequently, short-term funding pressures on European banks subsided and risk assets rallied. We subsequently added bank debt as we believed that these securities were inexpensive relative to our perceived intrinsic value. New positions included Citigroup, Wells Fargo and Deutsche Bank. During the latter half of the reporting period, European sovereign debt began to weaken again. Spain became the focus as its sovereign debt yields rose and Standard and Poor’s downgraded the country’s debt. Therefore, we reduced the Fund’s overall weighting in higher-beta (relatively riskier) banks which performed well during the period, including Abbey National Bank and Morgan Stanley. We also exited positions in many high-quality industrial and technology companies which also had reached our perceived intrinsic values during the spread rally, including Google and Colgate Palmolive.

At the end of the reporting period, the Fund’s largest absolute positions were in corporate bonds, U.S. agency securities and AAA rated ABS. Within the corporate sector, the Fund’s largest overweight versus the benchmark Bank of America Merrill Lynch 1-Year Treasury Bill Index was in industrials. The most significant overweight in the ABS sector was to automobile loans. We maintain the Fund’s underweight to U.S. Treasuries due to their low absolute yields. At the end of the semiannual period, the Fund’s effective duration stood at 0.9 years, as we do not feel that interest rates will increase in the near term given the ongoing macroeconomic and European sovereign debt risks.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

51

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2012)		Six Months†		1 Yr.		Inception[1]
Class A3	w/o SC	0.67%		0.87%		0.85%
	w/SC2	(3.57%	)	(3.38%	)	(2.17%	)
Institutional Service Class[3,4]	w/o SC	0.62%		0.82%		0.82%
Institutional Class[4]	w/o SC	0.72%		0.92%		0.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
1	Fund commenced operations on November 30, 2010.
2	A 4.25% front-end sales charge was deducted.
3	Returns before the first offering of Class A (November 22, 2011), and the Institutional Service Class (January 20,2012) are based on the previous performance of the Institutional Class. The performance of Class A and the Institutional Service Class is substantially similar to what the Institutional Class would have produced because the classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
4	Not subject to any sales charges.

Semiannual Report 2012

52

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative Performance of $10,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is a capitalization-weighted based index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net asset)

April 30, 2012 (Unaudited)

Asset Allocation
Corporate Bonds	47.4%
U.S. Agency Debentures	20.5%
Foreign Non-Government Bonds	11.9%
U.S. Treasury Obligations	8.7%
Asset-Backed Securities	7.3%
Commercial Paper	2.3%
Repurchase Agreement	2.2%
Yankee Dollars	0.4%
Liabilities in excess of other assets	(0.7%	)
	100.0%

Top Industries
Commercial Banks	11.5%
Electric Utilities	9.7%
Diversified Financial Services	8.8%
Insurance	5.0%
Oil, Gas & Consumable Fuels	3.6%
Metals & Mining	2.9%
Pharmaceuticals	2.5%
Diversified Telecommunication Services	2.3%
Beverages	2.1%
Energy Equipment & Services	1.9%
Other	49.7%
100.0%

Top Holdings*
Federal Home Loan Mortgage Corp. Discount Note 01/07/13	6.4%
U.S. Treasury Notes 03/31/13	4.3%
Federal Home Loan Bank Discount Note 10/04/12	4.0%
U.S. Treasury Notes 03/31/14	2.2%
JPMorgan Chase & Co., Series 3 12/26/12	2.1%
General Electric Capital Corp. 12/21/12	2.1%
U.S. Treasury Bill 03/07/13	2.1%
Federal Home Loan Mortgage Corp. 08/28/12	1.7%
Federal National Mortgage Association 09/17/12	1.4%
Federal Home Loan Bank Discount Note 05/04/12	1.3%
Other	72.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

53

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (7.3%)
UNITED STATES (7.3%)
Ally Master Owner Trust, Series 2010-2, Class A (USD), 4.25%, 04/15/17 (a)	$500,000	$539,137
Avis Budget Rental Car Funding AESOP LLC, Series 2010-4A, Class A (USD), 2.09%, 04/20/15 (a)	300,000	303,236
Capital One Multi-Asset Execution Trust, Series 2006-A12, Class A (USD), 0.30%, 07/15/16 (b)	100,000	99,874
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.49%, 04/07/24 (a)(b)	200,000	201,217
CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3 (USD), 2.59%, 10/15/13 (a)	120,296	120,814
CNH Wholesale Master Note Trust, Series 2011-1A, Class A (USD), 1.04%, 12/15/15 (a)(b)	300,000	300,865
Ford Credit Floorplan Master Owner Trust
Series 2010-1, Class A (USD), 1.89%, 12/15/14 (a)(b)	200,000	201,922
Series 2010-5, Class A1 (USD), 1.50%, 09/15/15	200,000	201,749
Series 2010-5, Class A2 (USD), 0.94%, 09/15/15 (b)	100,000	100,558
GE Capital Credit Card Master Note Trust, Series 2011-1, Class A (USD), 0.79%, 01/15/17 (b)	500,000	503,200
GE Dealer Floorplan Master Note Trust, Series 2009-2A, Class A (USD), 1.79%, 10/20/14 (a)(b)	200,000	201,311
GE Equipment Transportation LLC, Series 2012-1, Class A4 (USD), 1.23%, 01/22/20	135,000	135,589
Santander Drive Auto Receivables Trust, Series 2010-A, Class A4 (USD), 2.39%, 06/15/17 (a)	220,000	224,869
World Financial Network Credit Card Master Trust
Series 2009-B, Class A (USD), 3.79%, 05/15/16	176,000	177,158
Series 2009-D, Class A (USD), 4.66%, 05/15/17	100,000	104,491
		3,415,990
Total Asset-Backed Securities		3,415,990
CORPORATE BONDS (47.4%)
ISRAEL (0.8%)
Pharmaceuticals (0.8%)
Teva Pharmaceutical Finance Co. BV (USD), 1.42%, 11/08/13 (b)	390,000	393,635
UNITED STATES (46.6%)
Auto Parts & Equipment (0.5%)
Johnson Controls, Inc. (USD), 0.94%, 02/04/14 (b)	225,000	225,351
Beverages (2.1%)
Anheuser-Busch InBev Worldwide, Inc.
(USD), 3.00%, 10/15/12	100,000	101,121
(USD), 1.02%, 01/27/14 (b)	205,000	206,244
Coca-Cola Co. (USD), 0.42%, 03/14/14 (b)	350,000	350,134
SABMiller Holdings, Inc. (USD), 1.85%, 01/15/15 (a)	$340,000	$344,780
		1,002,279
Chemicals (1.5%)
EI du Pont de Nemours & Co. (USD), 5.00%, 01/15/13	533,000	549,371
Rohm and Haas Co. (USD), 5.60%, 03/15/13	125,000	130,046
		679,417
Commercial Banks (5.7%)
Citigroup, Inc. (USD), 5.30%, 10/17/12	350,000	356,914
Goldman Sachs Group, Inc.
(USD), 1.53%, 02/07/14 (b)	200,000	195,920
(USD), MTN, 6.00%, 05/01/14	200,000	212,683
JPMorgan Chase & Co. Series 3 (USD), 0.72%, 12/26/12 (b)(c)	1,000,000	1,003,713
(USD), MTN, 1.27%, 01/24/14 (b)	400,000	402,006
Wells Fargo & Co.
(USD), 0.69%, 06/15/12 (b)(c)	230,000	230,150
(USD), 4.95%, 10/16/13	250,000	263,230
		2,664,616
Computers & Peripherals (0.6%)
Hewlett-Packard Co. (USD), 0.89%, 05/30/14 (b)	300,000	296,400
Cosmetics/Personal Care (0.9%)
Procter & Gamble Co.
(USD), 1.38%, 08/01/12	75,000	75,154
(USD), 0.55%, 11/14/12 (b)	200,000	200,232
(USD), 0.45%, 02/06/14 (b)	160,000	160,057
		435,443
Diversified Financial Services (8.8%)
American Honda Finance Corp. (USD), 1.45%, 02/27/15 (a)	350,000	352,337
Boeing Capital Corp. (USD), 5.80%, 01/15/13	120,000	124,518
Caterpillar Financial Services Corp. (USD), MTN, 1.38%, 05/20/14	230,000	233,564
ERAC USA Finance LLC (USD), 2.25%, 01/10/14 (a)	75,000	75,480
General Electric Capital Corp.
(USD), MTN, 0.47%, 12/21/12 (b)(c)	1,000,000	1,001,971
(USD), GMTN, 2.63%, 12/28/12 (c)	200,000	203,220
(USD), MTN, 1.10%, 04/07/14 (b)	440,000	439,698
Harley-Davidson Funding Corp., Series B (USD), 5.25%, 12/15/12 (a)	70,000	71,643
HSBC Finance Corp. (USD), 0.72%, 01/15/14 (b)	200,000	194,951
International Lease Finance Corp. (USD), 6.50%, 09/01/14 (a)	215,000	228,437
John Deere Capital Corp. (USD), 5.10%, 01/15/13	150,000	154,886
MassMutual Global Funding II (USD), 0.97%, 09/27/13 (a)(b)	100,000	100,175
National Rural Utilities Cooperative Finance Corp.
(USD), 4.75%, 03/01/14	125,000	134,030
(USD), 1.00%, 02/02/15	150,000	150,781

See accompanying notes to financial statements.

Semiannual Report 2012

54

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
Toyota Motor Credit Corp. (USD), MTN, 1.00%, 02/17/15	$350,000	$350,595
USAA Capital Corp. (USD), 1.05%, 09/30/14 (a)	315,000	312,431
		4,128,717
Diversified Telecommunication Services (2.3%)
AT&T, Inc. (USD), 0.88%, 02/13/15	350,000	349,014
Cisco Systems, Inc. (USD), 1.63%, 03/14/14	340,000	347,393
Verizon Communications, Inc. (USD), 1.25%, 11/03/14	350,000	353,786
		1,050,193
Electric Utilities (8.2%)
Ameren Corp. (USD), 8.88%, 05/15/14	75,000	84,641
Appalachian Power Co., Series O (USD), 5.65%, 08/15/12	250,000	253,347
Cleveland Electric Illuminating Co. (USD), 5.65%, 12/15/13	110,000	117,240
Commonwealth Edison Co. (USD), 1.63%, 01/15/14	170,000	172,646
Consolidated Edison Co. of New York, Inc., Series 02-B (USD), 4.88%, 02/01/13	257,000	265,280
Detroit Edison Co., Series J (USD), 6.40%, 10/01/13	400,000	428,942
Duke Energy Ohio, Inc. (USD), 5.70%, 09/15/12	150,000	152,849
Entergy Louisiana LLC (USD), 1.88%, 12/15/14	345,000	352,075
Florida Power Corp. (USD), 4.80%, 03/01/13	100,000	103,520
MidAmerican Energy Holdings Co. (USD), 3.15%, 07/15/12	400,000	402,068
Oncor Electric Delivery Co. LLC (USD), 6.38%, 01/15/15	230,000	258,394
PECO Energy Co. (USD), 4.75%, 10/01/12	500,000	508,621
PSEG Power LLC (USD), 2.50%, 04/15/13	25,000	25,419
Public Service Electric & Gas Co., Series G (USD), MTN, 0.85%, 08/15/14	400,000	401,701
Southern California Edison Co. (USD), 0.92%, 09/15/14 (b)	320,000	320,185
		3,846,928
Electrical Equipment (0.4%)
Emerson Electric Co. (USD), 4.50%, 05/01/13	187,000	194,292
Energy Equipment & Services (1.5%)
Enbridge Energy Partners LP, Series B (USD), 4.75%, 06/01/13	90,000	93,428
Energy Transfer Partners LP (USD), 5.95%, 02/01/15	190,000	208,345
Enterprise Products Operating LLC (USD), 4.60%, 08/01/12	400,000	404,007
		705,780
Food Products (0.2%)
Kroger Co. (USD), 5.00%, 04/15/13	100,000	103,887
Gas Utilities (0.5%)
Sempra Energy (USD), 1.23%, 03/15/14 (b)	250,000	250,223
Healthcare Providers & Services (0.3%)
Quest Diagnostics, Inc. (USD), 1.32%, 03/24/14 (b)	$140,000	$141,123
Information Technology Services (0.8%)
International Business Machines Corp. (USD), 0.55%, 02/06/15	380,000	378,156
Insurance (4.4%)
21st Century Insurance Group (USD), 5.90%, 12/15/13	75,000	79,207
American International Group, Inc. (USD), 3.00%, 03/20/15	300,000	305,161
MetLife Institutional Funding II (USD), 1.37%, 04/04/14 (a)(b)	400,000	401,404
New York Life Global Funding (USD), 0.73%, 04/04/14 (a)(b)	400,000	399,510
Principal Life Income Funding Trusts (USD), MTN, 5.30%, 04/24/13	450,000	470,158
Prudential Financial, Inc.
(USD), MTN, 2.75%, 01/14/13	230,000	233,235
Series B (USD), MTN, 4.75%, 04/01/14	170,000	179,997
		2,068,672
Media (1.7%)
Comcast Corp. (USD), 5.30%, 01/15/14	300,000	321,781
COX Communications, Inc. (USD), 7.13%, 10/01/12	100,000	102,687
Walt Disney Co., Series E (USD), 0.88%, 12/01/14	350,000	351,490
		775,958
Metals & Mining (0.1%)
Nucor Corp. (USD), 5.00%, 12/01/12	48,000	49,162
Office/Business Equipment (1.1%)
Xerox Corp.
(USD), 5.50%, 05/15/12	150,000	150,227
(USD), 1.87%, 09/13/13 (b)	340,000	342,476
		492,703
Oil & Gas Services (0.2%)
Cameron International Corp. (USD), 1.41%, 06/02/14 (b)	95,000	95,140
Oil, Gas & Consumable Fuels (1.5%)
EOG Resources, Inc. (USD), 6.13%, 10/01/13	400,000	429,460
Phillips 66 (USD), 1.95%, 03/05/15 (a)	250,000	252,431
		681,891
Pharmaceuticals (0.7%)
Aristotle Holding, Inc. (USD), 2.75%, 11/21/14 (a)	175,000	179,866
GlaxoSmithKline Capital, Inc. (USD), 4.85%, 05/15/13	135,000	141,221
		321,087

See accompanying notes to financial statements.

2012 Semiannual Report

55

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
Real Estate (0.5%)
HCP, Inc. (USD), 2.70%, 02/01/14	$125,000	$126,831
Mack-Cali Realty LP (USD), 5.13%, 02/15/14	105,000	109,752
		236,583
Semiconductors (0.8%)
Texas Instruments, Inc. (USD), 1.38%, 05/15/14	350,000	355,745
Specialty Retail (0.9%)
Target Corp. (USD), 1.13%, 07/18/14	390,000	394,381
Transportation (0.4%)
Burlington Northern Santa Fe LLC (USD), 5.90%, 07/01/12	200,000	201,725
		21,775,852
Total Corporate Bonds		22,169,487
FOREIGN NON-GOVERNMENT BONDS (11.9%)
AUSTRALIA (2.4%)
Commercial Banks (1.6%)
National Australia Bank Ltd. (USD), 1.42%, 07/25/14 (a)(b)	400,000	401,936
Westpac Banking Corp. (USD), 1.20%, 03/31/14 (a)(b)	350,000	350,635
		752,571
Metals & Mining (0.8%)
BHP Billiton Finance USA Ltd.
(USD), 5.50%, 04/01/14	55,000	60,001
(USD), 1.00%, 02/24/15	300,000	300,846
		360,847
		1,113,418
CANADA (4.9%)
Commercial Banks (2.8%)
Bank of Montreal (USD), MTN, 0.94%, 04/29/14 (b)	400,000	400,605
Bank of Nova Scotia (USD), 1.51%, 01/12/15 (b)	235,000	238,420
Royal Bank of Canada (USD), 1.45%, 10/30/14	350,000	354,628
Toronto-Dominion Bank (USD), MTN, 0.92%, 11/01/13 (b)	300,000	301,609
		1,295,262
Energy Equipment & Services (0.4%)
TransCanada PipeLines Ltd. (USD), 0.88%, 03/02/15	175,000	175,376
Metals & Mining (0.7%)
Barrick Gold Corp. (USD), 1.75%, 05/30/14	350,000	354,928
Oil, Gas & Consumable Fuels (1.0%)
Talisman Energy, Inc. (USD), 5.13%, 05/15/15	220,000	240,081
Total Capital Canada Ltd. (USD), 1.63%, 01/28/14	235,000	239,186
		479,267
		2,304,833
FRANCE (1.2%)
Electric Utilities (0.2%)
EDF SA (USD), 5.50%, 01/26/14 (a)	$100,000	$106,784
Pharmaceuticals (1.0%)
Sanofi-Aventis (USD), 0.78%, 03/28/14 (b)	435,000	437,050
		543,834
GERMANY (0.5%)
Commercial Banks (0.5%)
Deutsche Bank AG (USD), GMTN, 4.88%, 05/20/13	245,000	254,440
NETHERLANDS (0.5%)
Commercial Banks (0.5%)
ING Bank NV (USD), 2.38%, 06/09/14 (a)	225,000	223,369
UNITED KINGDOM (2.4%)
Commercial Banks (0.4%)
Barclays Bank PLC (USD), 2.50%, 01/23/13	200,000	201,866
Food Products (0.4%)
TESCO PLC (USD), 2.00%, 12/05/14 (a)	175,000	177,606
Metals & Mining (1.1%)
Rio Tinto Finance USA PLC (USD), 1.13%, 03/20/15	500,000	499,674
Oil, Gas & Consumable Fuels (0.5%)
BP Capital Markets PLC (USD), 1.10%, 12/06/13 (b)	250,000	252,094
		1,131,240
Total Foreign Non-Government Bonds		5,571,134
U.S. AGENCY DEBENTURES (20.5%)
UNITED STATES (20.5%)
Federal Home Loan Bank Discount Note
(USD), 0.00%, 05/04/12 (d)	600,000	599,995
(USD), 0.00%, 05/18/12 (d)	450,000	449,978
(USD), 0.00%, 10/04/12 (d)	1,900,000	1,899,012
(USD), 0.00%, 10/31/12 (d)	525,000	524,680
Federal Home Loan Mortgage Corp.
(USD), 1.00%, 08/28/12	800,000	802,234
(USD), 0.21%, 11/04/13 (b)	500,000	500,067
Federal Home Loan Mortgage Corp. Discount Note
(USD), 0.00%, 06/27/12 (d)	448,000	446,973
(USD), 0.00%, 09/19/12 (d)	600,000	599,789
(USD), 0.00%, 01/07/13 (d)	3,000,000	2,997,075
Federal National Mortgage Association
(USD), 0.27%, 09/17/12 (b)	650,000	650,307
(USD), 0.26%, 11/23/12 (b)	130,000	130,078
		9,600,188
Total U.S. Agency Debentures		9,600,188

See accompanying notes to financial statements.

Semiannual Report 2012

56

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS (8.7%)
UNITED STATES (8.7%)
U.S. Treasury Bill (USD), 0.17%, 03/07/13	$1,000,000	$998,538
U.S. Treasury Notes
(USD), 0.75%, 05/31/12	50,000	50,023
(USD), 0.75%, 03/31/13	2,000,000	2,010,156
(USD), 0.25%, 03/31/14	1,000,000	999,883
Total U.S. Treasury Obligations		4,058,600
YANKEE DOLLARS (0.4%)
CANADA (0.4%)
Electric Utilities (0.2%)
TransAlta Corp. (USD), 5.75%, 12/15/13	100,000	106,145
Metals & Mining (0.2%)
Xstrata Canada Corp. (USD), 7.35%, 06/05/12	60,000	60,280
		166,425
Total Yankee Dollars		166,425
COMMERCIAL PAPER (2.3%)
FRANCE (1.1%)
Electric Utilities (1.1%)
EDF SA (USD), 0.42%, 06/08/12	500,000	499,778
UNITED KINGDOM (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
BP Capital Markets PLC (USD), 0.78%, 01/03/13	300,000	299,436
UNITED STATES (0.6%)
Insurance (0.6%)
Prudential PLC (USD), 0.80%, 09/13/12	300,000	299,296
Total Commercial Paper		1,098,510
REPURCHASE AGREEMENT (2.2%)
UNITED STATES (2.2%)
State Street Bank, 0.08%, dated 04/30/12, due 05/01/12, repurchase price $1,015,002 collateralized by U.S.Treasury Note, maturing 8/15/41; total market value of $1,035,900	1,015,000	1,015,000
Total Repurchase Agreement		1,015,000
Total Investments (Cost $46,949,915) (e)—100.7%		47,095,334

Liabilities in excess of other assets—(0.7)%		(315,623)
Net Assets—100.0%		$46,779,711

(a)	Denotes a restricted security.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2012.
(c)	FDIC Guaranteed.
(d)	Issued with a zero coupon.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
GMTN	Global Medium Term Note
MTN	Medium Term Note
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying notes to financial statements.

2012 Semiannual Report

57

Aberdeen U.S. High Yield Bond Fund (Unaudited)

The Aberdeen U.S. High Yield Bond Fund (Class A shares at NAV) returned 0.13% from the date of its inception on February 27, 2012, to the end of the semiannual period on April 30, 2012, versus the 0.84% return of its benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index, during the same period. For broader comparison, the average return of the Fund’s Morningstar peer category of High Yield Bond Funds (consisting of 572 funds) was 0.82% for the period.*

After a very strong start to 2012, the U.S. high yield market cooled off slightly during March and April. Performance during the period was strongest in the lower-quality spectrum of the market as CCC rated credits outperformed versus BB and single B issues. New issuance in the high yield market remains robust. Through the first four months of 2012, the volume of new issues stood at nearly $130 billion and was on track to surpass the record issuance of $302 billion in 2010. Refinancing continued to comprise the majority of primary market new-issuance activity for the year to date.

Aberdeen’s high yield investment process

Aberdeen’s U.S. High Yield team employs a research-driven investment strategy that seeks what we believe are high total return opportunities (both current income and capital appreciation) while maintaining rigorous control of downside risk. The U.S. High Yield team draws input from our investment teams globally, including the fixed income teams in London, Singapore and Sydney, and from the Aberdeen equity teams. Consequently, we construct portfolios seeking high-yield investment opportunities that we believe can generate strong risk-adjusted returns over a market cycle. A defining feature of our investment process is the heavy emphasis on downside risk, as measured by capital at risk (CAR)—the difference between a security’s current market price and our estimate of its value in a distressed scenario.

We believe that value in the high-yield market can be defined as excess yield net of anticipated default losses. Given the inherently volatile nature of the asset class, experienced managers may be able to generate competitive returns using a disciplined investment process that is built on a foundation of fundamental research. At Aberdeen, our focus on protecting the downside seeks to outperform versus the Fund’s peers in down markets and produce strong risk-adjusted returns over a market cycle.

Outlook and portfolio positioning

The Bank of America Merrill Lynch U.S. High Yield Master II Index ended the reporting period with a weighted average yield to worst (the lowest yield that a buyer can expect among the reasonable alternatives, such as yield to maturity, yield to call, and yield to

*	Source: Morningstar via Strategic Insight

refunding) of just below 7%, which we believe is a level where the yield-focused high-yield investors tend to take a step back and wait for a more attractive entry point. We believe the market could trade to its record tight yield of 6.6% since, in our opinion, high-yield company balance sheets collectively are as healthy as any time in the history of the asset class. However, even in that scenario, there currently remains very little capital appreciation upside for the broad market.

Nonetheless, the Fund is constructed with capital appreciation potential in every security in the portfolio, as our bottom-up investment process is designed to take advantage of opportunities in securities that in our opinion have been mispriced in the market. Additionally, we believe the Fund is positioned well if history repeats itself and we experience a rise in yields over the next few months. We feel that our focus on downside protection using our capital at risk methodology should dampen any volatility that may appear in the market.

Portfolio Management:

Aberdeen U.S. High Yield Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

Semiannual Report 2012

58

Aberdeen U.S. High Yield Bond Fund (Unaudited)

Average Annual Total Return (For period ended April 30, 2012)		Inception†1
Class A2	w/o SC	0.13%
	w/SC2	(4.09%	)
Class C	w/o SC	–
	w/SC3	(0.99%	)
Class R4	w/o SC	0.09%
Institutional Service Class[4]	w/o SC	0.17%
Institutional Class[4]	w/o SC	0.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not annualized.
1	Fund commenced operations on February 28, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six month and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge.

2012 Semiannual Report

59

Aberdeen U.S. High Yield Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative Performance of $10,000 invested in Class A shares of the Aberdeen U.S. High Yield Bond Fund, the Bank of America Merrill Lynch U.S. High Yield Master II Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is a market capitalization-weighted index that tracks the performance of below investment grade corporate debt publicly issued in the US domestic market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2012 (Unaudited)

Asset Allocation
Corporate Bonds	76.0%
Foreign Non-Government Bonds	11.8%
Repurchase Agreement	11.7%
Convertible Bonds	1.4%
Liabilities in excess of other assets	(0.9%	)
	100.0%

Top Industries
Oil, Gas & Consumable Fuels	14.7%
Diversified Telecommunication Services	10.7%
Coal	7.5%
Healthcare Providers & Services	5.5%
Commercial Services & Supplies	5.4%
Diversified Financial Services	3.8%
Electric Utilities	3.6%
Lodging	2.9%
Metals & Mining	2.9%
Home Builders	2.7%
Other	40.3%
100.0%

Top Holdings*
Sprint Nextel Corp. 11/15/21	2.8%
Venoco, Inc. 02/15/19	2.2%
Arch Coal, Inc. 06/15/21	1.9%
Radnet Management, Inc. 04/01/18	1.7%
Alpha Natural Resources, Inc. 06/01/21	1.7%
Clearwire Communications LLC 12/01/17	1.6%
Intelsat Luxembourg SA, PIK 02/04/17	1.6%
Hercules Offshore, Inc. 04/01/19	1.6%
Norcraft Cos. LP 12/15/15	1.5%
Marina District Finance Co., Inc. 08/15/18	1.5%
Other	81.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2012

60

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (76.0%)
UNITED STATES (76.0%)
Aerospace & Defense (0.9%)
AAR Corp. (USD), 7.25%, 01/15/22 (a)	$105,000	$106,707
Apparel (0.9%)
Hanesbrands, Inc. (USD), 6.38%, 12/15/20	50,000	51,625
Levi Strauss & Co. (USD), 6.88%, 05/01/22 (a)	55,000	56,238
		107,863
Auto Parts & Equipment (0.9%)
Tenneco, Inc. (USD), 6.88%, 12/15/20	100,000	107,500
Building Materials (1.2%)
Nortek, Inc. (USD), 8.50%, 04/15/21	140,000	138,250
Chemicals (1.2%)
Taminco Global Chemical Corp. (USD), 9.75%, 03/31/20 (a)	135,000	141,075
Coal (7.5%)
Alpha Natural Resources, Inc. (USD), 6.25%, 06/01/21	210,000	195,825
Arch Coal, Inc. (USD), 7.25%, 06/15/21 (a)	250,000	223,125
Consol Energy, Inc. (USD), 6.38%, 03/01/21	155,000	145,700
Peabody Energy Corp. (USD), 6.25%, 11/15/21 (a)	140,000	141,750
Westmoreland Coal Co. (USD), 10.75%, 02/01/18 (a)	175,000	165,375
		871,775
Commercial Services & Supplies (5.4%)
CoreLogic, Inc. (USD), 7.25%, 06/01/21 (a)	40,000	42,100
DynCorp International, Inc. (USD), 10.38%, 07/01/17	155,000	132,912
PHH Corp. (USD), 9.25%, 03/01/16	165,000	168,300
RSC Equipment Rental Inc. (USD), 10.25%, 11/15/19	40,000	45,000
ServiceMaster Co. (USD), 7.10%, 03/01/18	155,000	145,506
TransUnion Holding Co., Inc., PIK (USD), 9.63%, 06/15/18 (a)	85,000	91,163
		624,981
Diversified Financial Services (2.3%)
International Lease Finance Corp. (USD), 6.25%, 05/15/19	170,000	171,677
Nationstar Mortgage LLC
(USD), 10.88%, 04/01/15	75,000	80,250
(USD), 9.63%, 05/01/19 (a)	15,000	15,413
		267,340
Diversified Telecommunication Services (9.1%)
Alaska Communications Systems Group, Inc. (USD), 6.25%, 05/01/18 (a)	175,000	129,062
Cincinnati Bell, Inc. (USD), 8.38%, 10/15/20	115,000	115,000
Clearwire Communications LLC (USD), 12.00%, 12/01/17 (a)	250,000	186,250
Cricket Communications, Inc.
(USD), 10.00%, 07/15/15	110,000	114,675
(USD), 7.75%, 10/15/20	115,000	107,813

	Shares or Principal Amount	Value
Sprint Nextel Corp. (USD), 11.50%, 11/15/21 (a)	$300,000	$318,750
Windstream Corp. (USD), 7.75%, 10/01/21	80,000	85,800
		1,057,350
Electric Utilities (3.6%)
Edison Mission Energy (USD), 7.00%, 05/15/17	255,000	159,375
Energy Future Holdings Corp. (USD), 10.00%, 01/15/20	80,000	87,100
GenOn Energy, Inc. (USD), 9.88%, 10/15/20	180,000	169,200
		415,675
Electronics (1.0%)
Jabil Circuit, Inc. (USD), 8.25%, 03/15/18	95,000	110,675
Energy Equipment & Services (0.9%)
Chesapeake Midstream Partners LP (USD), 5.88%, 04/15/21	110,000	104,500
Entertainment (1.4%)
Greektown Superholdings, Inc., Series A (USD), 13.00%, 07/01/15	150,000	165,563
Environmental Control (1.8%)
Covanta Holding Corp. (USD), 6.38%, 10/01/22	95,000	97,718
EnergySolutions, Inc. (USD), 10.75%, 08/15/18	110,000	114,125
		211,843
Food & Staples (1.3%)
HOA Restaurant Group LLC (USD), 11.25%, 04/01/17 (a)	150,000	146,625
Food Products (1.2%)
Post Holdings, Inc. (USD), 7.38%, 02/15/22 (a)	135,000	140,400
Healthcare Providers & Services (5.5%)
Acadia Healthcare Co., Inc. (USD), 12.88%, 11/01/18	90,000	98,100
Apria Healthcare Group, Inc. (USD), 12.38%, 11/01/14	140,000	136,850
Community Health Systems, Inc. (USD), 8.00%, 11/15/19 (a)	50,000	52,750
HCA, Inc. (USD), 6.50%, 02/15/20	60,000	64,200
Radnet Management, Inc. (USD), 10.38%, 04/01/18	200,000	198,500
Tenet Healthcare Corp. (USD), 8.00%, 08/01/20	85,000	88,400
		638,800
Home Builders (2.7%)
KB Home (USD), 8.00%, 03/15/20	140,000	136,675
Meritage Homes Corp. (USD), 7.00%, 04/01/22 (a)	100,000	101,500
Ryland Group, Inc. (The) (USD), 6.63%, 05/01/20	40,000	39,500
Standard Pacific Corp. (USD), 10.75%, 09/15/16	25,000	28,750
		306,425
Home Furnishings (1.5%)
Norcraft Cos. LP (USD), 10.50%, 12/15/15	190,000	177,650
Information Technology Services (0.7%)
SunGard Data Systems, Inc. (USD), 7.63%, 11/15/20	80,000	85,300

See accompanying notes to financial statements.

2012 Semiannual Report

61

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
Lodging (2.9%)
Boyd Gaming Corp. (USD), 9.13%, 12/01/18	$80,000	$84,000
Mandalay Resort Group (USD), 7.63%, 07/15/13	75,000	76,781
Marina District Finance Co., Inc. (USD), 9.88%, 08/15/18	180,000	172,800
		333,581
Media (0.5%)
CCO Holdings LLC (USD), 6.63%, 01/31/22	55,000	57,544
Oil & Gas Services (1.3%)
Forbes Energy Services Ltd. (USD), 9.00%, 06/15/19	155,000	150,350
Oil, Gas & Consumable Fuels (13.8%)
Antero Resources Finance Corp. (USD), 7.25%, 08/01/19 (a)	125,000	128,750
Carrizo Oil & Gas, Inc. (USD), 8.63%, 10/15/18	85,000	90,100
Chaparral Energy, Inc.
(USD), 8.25%, 09/01/21	100,000	106,500
(USD), 7.63%, 11/15/22 (a)	90,000	91,575
Comstock Resources, Inc. (USD), 8.38%, 10/15/17	100,000	98,500
EV Energy Partners LP (USD), 8.00%, 04/15/19	80,000	81,600
EXCO Resources, Inc. (USD), 7.50%, 09/15/18	200,000	170,500
Hercules Offshore, Inc. (USD), 10.25%, 04/01/19 (a)	180,000	179,100
Laredo Petroleum, Inc. (USD), 7.38%, 05/01/22 (a)	15,000	15,525
Oasis Petroleum, Inc. (USD), 6.50%, 11/01/21	100,000	102,000
Petroleum Development Corp. (USD), 12.00%, 02/15/18	130,000	140,400
Quicksilver Resources, Inc. (USD), 7.13%, 04/01/16	145,000	132,675
Venoco, Inc. (USD), 8.88%, 02/15/19	275,000	257,812
		1,595,037
Packaging & Containers (1.5%)
Pretium Packaging LLC (USD), 11.50%, 04/01/16	110,000	114,400
Sealed Air Corp. (USD), 8.38%, 09/15/21 (a)	50,000	56,750
		171,150
Paper & Forest Products (0.8%)
Monaco SpinCo, Inc. (USD), 6.75%, 04/30/20 (a)	85,000	87,975
Software (1.5%)
Fidelity National Information Services, Inc. (USD), 5.00%, 03/15/22 (a)	55,000	55,000
First Data Corp., PIK (USD), 10.55%, 09/24/15	110,000	111,925
		166,925
Specialty Retail (1.3%)
99 Cents Only Stores (USD), 11.00%, 12/15/19 (a)	140,000	151,550
Transportation (1.1%)
Commercial Barge Line Co. (USD), 12.50%, 07/15/17	35,000	39,331
Navios Maritime Holdings, Inc. (USD), 8.13%, 02/15/19	95,000	84,313
		123,644
Trucking & Leasing (0.3%)
NESCO LLC (USD), 11.75%, 04/15/17 (a)	35,000	35,525
Total Corporate Bonds		8,799,578
FOREIGN NON-GOVERNMENT BONDS (11.8%)
AUSTRALIA (1.0%)
Metals & Mining (1.0%)
FMG Resources August 2006 Pty Ltd. (USD), 6.88%, 04/01/22 (a)	110,000	111,650
AUSTRIA (1.1%)
Oil, Gas & Consumable Fuels (0.9%)
OGX Austria GmbH (USD), 8.50%, 06/01/18 (a)	100,000	103,750
Paper & Forest Products (0.2%)
Sappi Papier Holding GmbH (USD), 6.63%, 04/15/21 (a)	27,000	25,447
		129,197
BERMUDA (1.5%)
Diversified Financial Services (1.5%)
Aircastle Ltd. (USD), 7.63%, 04/15/20 (a)	170,000	172,550
CANADA (1.9%)
Metals & Mining (1.9%)
New Gold, Inc. (USD), 7.00%, 04/15/20 (a)	55,000	56,237
Taseko Mines Ltd. (USD), 7.75%, 04/15/19	170,000	161,500
		217,737
CAYMAN ISLANDS (2.3%)
Computers & Peripherals (0.7%)
Seagate HDD Cayman (USD), 7.00%, 11/01/21 (a)	80,000	86,800
Investment Companies (1.6%)
Offshore Group Investments Ltd.
(USD), 11.50%, 08/01/15	110,000	120,313
(USD), 11.50%, 08/01/15 (a)	55,000	60,156
		180,469
		267,269
FRANCE (0.5%)
Oil & Gas Services (0.5%)
Cie Generale de Geophysique — Veritas (USD), 6.50%, 06/01/21	55,000	56,650
LUXEMBOURG (3.5%)
Apparel (1.1%)
Boardriders SA (EUR), 8.88%, 12/15/17 (a)	100,000	135,679
Diversified Telecommunication Services (1.6%)
Intelsat Luxembourg SA, PIK (USD), 11.50%, 02/04/17	175,000	182,438

See accompanying notes to financial statements.

Semiannual Report 2012

62

Statement of Investments (continued)

April 30, 2012 (Unaudited)

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
Packaging & Containers (0.8%)
Greif Luxembourg Finance SCA (EUR), 7.38%, 07/15/21 (a)	$65,000	$90,235
		408,352
Total Foreign Non-Government Bonds		1,363,405
CONVERTIBLE BONDS (1.4%)
UNITED STATES (1.4%)
Oil, Gas & Consumable Fuels (1.4%)
GMX Resources, Inc. (USD), 4.50%, 05/01/15	340,000	154,700
Total Convertible Bonds		154,700
REPURCHASE AGREEMENT (11.7%)
UNITED STATES (11.7%)
State Street Bank, 0.08%, dated 04/30/12, due 05/01/12, repurchase price $1,355,003, collateralized by a U.S. Treasury Note, maturing 04/30/19; total market value of $1,386,281	1,355,000	1,355,000
Total Repurchase Agreement		1,355,000
Total Investments (Cost $11,781,198) (b)—100.9%		11,672,683

Liabilities in excess of other assets—(0.9)%		(102,408)
Net Assets—100.0%		$11,570,275

(a)	Denotes a restricted security.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
EUR	Euro Currency
PIK	Payment In Kind
USD	U.S. Dollar

See accompanying notes to financial statements.

2012 Semiannual Report

63

Statement of Investments (concluded)

April 30, 2012 (Unaudited)

Aberdeen U.S. High Yield Bond Fund

At April 30, 2012, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Depreciation
United States Dollar/Euro Currency
07/20/12	State Street	USD	230,692	EUR	175,008	$231,754	$(1,062)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Semiannual Report 2012

64

Statements of Assets and Liabilities (Unaudited)

April 30, 2012

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
Assets:
Investments, at value	$463,817,331	$97,590,513	$27,188,621	$31,372,244	$115,671,564
Repurchase agreements, at value	12,479,000	6,292,000	1,750,000	1,004,000	2,312,000

Total investments	476,296,331	103,882,513	28,938,621	32,376,244	117,983,564

Foreign currency, at value	1,459,225	–	386,975	371,800	–
Cash	91,507	1,015	912	72	859
Cash collateral pledged for futures	463,292	–	–	188,851	–
Interest receivable	5,600,765	569,222	529,179	326,958	1,453,997
Unrealized appreciation on forward foreign currency exchange contracts	7,421,550	–	45,330	32,514	–
Receivable for investments sold	569,278	988,444	669,513	275,162	–
Receivable for capital shares issued	795,287	1,089	29,857	31,025	4,220
Variation margin receivable for futures contracts	113,813	–	–	–	–
Receivable from adviser	13,056	3,776	24,531	6,940	–
Prepaid expenses	100,747	98,420	64,312	35,368	6,807

Total assets	492,924,851	105,544,479	30,689,230	33,644,934	119,449,447

Liabilities:
Payable for investments purchased	659,723	6,619,092	1,015,985	459,738	1,823,815
Unrealized depreciation on forward foreign currency exchange contracts	6,993,282	–	152,464	41,662	–
Payable for capital shares redeemed	581,244	866,596	–	18,914	32,023
Payable to broker	630,000	–	–	–	–
Distributions payable	–	43,783	–	–	95,832
Accrued foreign capital gains tax	26,251	–	–	–	–
Payable for variation margin on futures contracts	–	875	–	22,051	–
Unrealized depreciation on spot foreign currency exchange contracts	–	–	259	–	–
Accrued expenses and other payables:
Investment advisory fees	228,327	24,014	19,101	16,178	64,233
Administration fees	12,147	2,129	635	717	2,544
Administrative services fees	1,329	126	4	12,799	12
Transfer agent fees	29,409	2,334	3,093	2,776	2,029
Distribution fees	16	1,337	629	1,414	4,048
Printing fees	31,722	1,944	357	479	11,109
Legal fees	10,794	1,490	148	356	1,736
Fund accounting fees	8,865	2,983	229	892	2,503
Custodian fees	18,080	114	381	2,711	174
Other	6,221	7,931	15,531	14,012	15,075

Total liabilities	9,237,410	7,574,748	1,208,816	594,699	2,055,133

Net Assets	$483,687,441	$97,969,731	$29,480,414	$33,050,235	$117,394,314

Cost:
Investments	$450,344,484	$95,155,090	$27,628,854	$29,956,840	$103,718,208
Repurchase agreements	12,479,000	6,292,000	1,750,000	1,004,000	2,312,000
Foreign currency	1,460,025	–	384,034	392,010	–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

65

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2012

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
Represented by:
Capital	$468,235,123	$94,327,706	$30,475,706	$33,138,330	$105,186,865
Accumulated net investment income/(loss)	6,519,177	(37,313)	372,944	(161,478)	(90,940)
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(5,037,872)	1,255,126	(824,691)	(1,313,594)	345,033
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	13,971,013	2,424,212	(543,545)	1,386,977	11,953,356

Net Assets	$483,687,441	$97,969,731	$29,480,414	$33,050,235	$117,394,314

Net Assets:
Class A Shares	$29,056	$4,223,701	$478,882	$2,855,423	$10,853,349
Class C Shares	10,043	598,117	369,833	1,010,040	2,235,870
Class D Shares	–	–	–	–	104,305,095
Class R Shares	10,051	–	663,278	–	–
Institutional Service Class Shares	10,323,973	20,438	9,849	29,138,520	–
Institutional Class Shares	473,314,318	93,127,475	27,958,572	46,252	–

Total	$483,687,441	$97,969,731	$29,480,414	$33,050,235	$117,394,314

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,655	381,439	50,492	274,084	1,016,273
Class C Shares	919	54,103	39,123	97,487	209,590
Class D Shares	–	–	–	–	9,756,256
Class R Shares	919	–	69,927	–	–
Institutional Service Class Shares	943,850	1,835	1,038	2,794,445	–
Institutional Class Shares	43,251,327	8,358,714	2,946,486	4,430	–

Total	44,199,670	8,796,091	3,107,066	3,170,446	10,982,119

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.94	$11.07	$9.48 (a)	$10.42	$10.68
Class C Shares(b)	$10.93	$11.06	$9.45	$10.36	$10.67
Class D Shares	$–	$–	$–	$–	$10.69
Class R Shares	$10.94	$–	$9.49	$–	$–
Institutional Service Class Shares	$10.94	$11.14	$9.49	$10.43	$–
Institutional Class Shares	$10.94	$11.14	$9.49	$10.44	$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.43	$11.56	$9.90	$10.88	$11.15
Class D Shares	$–	$–	$–	$–	$11.19
Maximum Sales Charge:
Class A Shares	4.25%	4.25%	4.25%	4.25%	4.25%
Class D Shares	–%	–%	–%	–%	4.50%

(a)	The NAV shown above differs from the traded NAV on April 30, 2012 due to financial statement rounding.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

66

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2012

	Aberdeen Ultra-Short Duration Bond Fund	Aberdeen U.S. High Yield Bond Fund
Assets:
Investments, at value	$46,080,334	$10,317,683
Repurchase agreements, at value	1,015,000	1,355,000

Total investments	47,095,334	11,672,683

Cash	2,023	903
Interest receivable	156,912	231,577
Receivable for investments sold	–	297,249
Receivable from adviser	7,357	12,312
Receivable for capital shares issued	–	770
Unrealized appreciation on spot foreign currency exchange contracts	–	78
Prepaid expenses	50,047	4

Total assets	47,311,673	12,215,576

Liabilities:
Payable for investments purchased	470,578	623,741
Distributions payable	18,041	1,696
Unrealized depreciation on forward foreign currency exchange contracts	–	1,062
Accrued expenses and other payables:
Investment advisory fees	7,323	5,617
Administration fees	974	249
Administrative services fees	19	–
Transfer agent fees	17,465	6,530
Distribution fees	11	19
Printing fees	581	74
Legal fees	572	81
Fund accounting fees	666	262
Custodian fees	271	581
Other	15,461	5,389

Total liabilities	531,962	645,301

Net Assets	$46,779,711	$11,570,275

Cost:
Investments	$45,934,915	$10,426,198
Repurchase agreements	1,015,000	1,355,000
Represented by:
Capital	$46,622,168	$11,668,765
Accumulated net investment income	381	305
Accumulated net realized gain from investments, futures contracts, swaps and foreign currency transactions	11,743	10,672
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	145,419	(109,467)

Net Assets	$46,779,711	$11,570,275

Net Assets:
Class A Shares	$51,918	$31,987
Class C Shares	–	9,997
Class R Shares	–	10,005
Institutional Service Class Shares	7,702	10,014
Institutional Class Shares	46,720,091	11,508,272

Total	$46,779,711	$11,570,275

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

67

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2012

	Aberdeen Ultra-Short Duration Bond Fund	Aberdeen U.S. High Yield Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,168	3,229
Class C Shares	–	1,009
Class R Shares	–	1,010
Institutional Service Class Shares	768	1,011
Institutional Class Shares	4,654,781	1,161,619

Total	4,660,717	1,167,878

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.05	$9.91
Class C Shares(a)	$–	$9.91
Class R Shares	$–	$9.91
Institutional Service Class Shares	$10.03	$9.91
Institutional Class Shares	$10.04	$9.91
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.50	$10.35
Maximum Sales Charge:
Class A Shares	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

68

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2012

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
INVESTMENT INCOME:
Interest income	$13,798,903	$1,701,873	$956,582	$511,719	$2,446,550
Foreign tax withholding	(691,767)	(8)	(9,572)	(516)	–
Other income	–	21	–	–	–

	13,107,136	1,701,886	947,010	511,203	2,446,550

Expenses:
Investment advisory fees	1,566,855	151,087	114,100	101,130	246,629
Administration fees	82,699	13,297	3,769	4,445	15,301
Distribution fees Class A	6	5,140	474	3,830	13,330
Distribution fees Class C	17	1,702	1,714	5,008	10,684
Distribution fees Class R	9	–	495	–	–
Administrative services fees Class A	–	226	30	84	433
Administrative service fees Institutional Service Class	11,059	–	–	26,744	–
Transfer agent fees	176,452	14,001	18,558	16,217	33,691
Registration and filing fees	32,749	39,035	99,110	33,193	33,972
Custodian fees	148,034	4,317	16,014	9,313	814
Audit fees	18,012	14,585	15,436	17,543	12,798
Printing fees	29,181	2,260	1,222	4,750	8,870
Fund accounting fees	27,366	2,950	1,356	1,761	5,562
Legal fees	15,518	4,081	778	1,019	4,241
Trustee fees	13,500	2,222	468	753	2,521
Other	26,606	22,550	2,604	4,637	6,625

Total expenses before reimbursed/waived expenses	2,148,063	277,453	276,128	230,427	395,471

Expenses reimbursed	(13,056)	(18,573)	(145,053)	(34,638)	–
Recoupment of expenses previously reimbursed	–	–	–	–	23,582

Net expenses	2,135,007	258,880	131,075	195,789	419,053

Net Investment Income	10,972,129	1,443,006	815,935	315,414	2,027,497

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	7,580,036	1,299,274	(532,849)	112,268	345,044
Realized gain/(loss) on swap contracts	(435,510)	–	–	–	–
Realized gain/(loss) on futures contracts transactions	657,825	(485)	–	(92,240)	–
Realized gain/(loss) on foreign currency transactions	(3,117,630)	–	(290,405)	(9,371)	–

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	4,684,721	1,298,789	(823,254)	10,657	345,044

Net change in unrealized appreciation/depreciation on investment transactions	(5,327,458)	851,095	829,009	2,457	3,760,863
Net change in unrealized appreciation/depreciation on swap contracts	402,830	–	–	–	–
Net change in unrealized appreciation/depreciation on futures contracts	146,987	(11,211)	–	(6,228)	–
Net change in unrealized appreciation/depreciation on foreign currency transactions	1,416,440	–	83,529	34,780	–

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(3,361,201)	839,884	912,538	31,009	3,760,863

Net realized/unrealized gain from investments, futures contracts, swaps and foreign currency transactions	1,323,520	2,138,673	89,284	41,666	4,105,907

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,295,649	$3,581,679	$905,219	$357,080	$6,133,404

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

69

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2012

	Aberdeen Ultra-Short Duration Bond Fund	Aberdeen U.S. High Yield Bond Fund (a)
INVESTMENT INCOME:
Interest income	$206,044	$138,518

	206,044	138,518

Expenses:
Investment advisory fees	36,836	11,450
Administration fees	4,855	500
Distribution fees Class A	57	13
Distribution fees Class C	–	17
Distribution fees Class R	–	8
Administrative services fees Class A	19	–
Registration and filing fees	78,777	10,891
Transfer agent fees	20,406	7,561
Audit fees	13,688	6,301
Fund accounting fees	2,375	265
Custodian fees	1,483	894
Legal fees	959	1,260
Printing fees	506	1,260
Trustee fees	882	91
Other	3,398	679

Total expenses before reimbursed/waived expenses	164,241	41,190
Expenses reimbursed	(90,494)	(25,885)

Net expenses	73,747	15,305

Net Investment Income	132,297	123,213

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	13,548	10,574
Realized gain on futures contracts transactions	180	–
Realized gain on foreign currency transactions	–	98

Net realized gain from investments, futures contracts, swaps and foreign currency transactions	13,728	10,672

Net change in unrealized appreciation/depreciation on investment transactions	144,523	(108,515)
Net change in unrealized appreciation/depreciation on futures contracts	(1,606)	–
Net change in unrealized appreciation/depreciation on foreign currency transactions	–	(952)

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	142,917	(109,467)

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	156,645	(98,795)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$288,942	$24,418

(a)	For the period from February 28, 2012 (commencement of operations) through April 30, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

70

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$10,972,129	$21,092,534	$1,443,006	$3,846,693	$815,935	$473,184
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	4,684,721	11,888,717	1,298,789	1,136,332	(823,254)	(95,417)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(3,361,201)	(6,194,935)	839,884	(2,452,537)	912,538	(1,456,083)

Changes in net assets resulting form operations	12,295,649	26,786,316	3,581,679	2,530,488	905,219	(1,078,316)

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(53,799)	(109,124)	(7,330)	(1,500)
Class C	–	–	(3,198)	(1,252)	(6,075)	(3,540)
Class R	–	–	–	–	(3,535)	(129)
Institutional Service Class	(231,854)	(326,117)	(213)	(44)	(202)	(148)
Institutional Class	(16,433,017)	(43,860,158)	(1,385,796)	(4,217,350)	(566,796)	(323,458)
Net realized gains:
Class A	–	–	(33,783)	(182,356)	–	–
Class C	–	–	(1,655)	(1,055)	–	–
Institutional Service Class	–	–	(111)	(64)	–	–
Institutional Class	–	–	(878,383)	(9,964,434)	–	–

Change in net assets from shareholder distributions	(16,664,871)	(44,186,275)	(2,356,938)	(14,475,679)	(583,938)	(328,775)

Change in net assets from capital transactions	(167,249,044)	134,971,552	(7,256,491)	(69,832,048)	(1,604,983)	32,171,207

Change in net assets	(171,618,266)	117,571,593	(6,031,750)	(81,777,239)	(1,283,702)	30,764,116

Net Assets:
Beginning of period	655,305,707	537,734,114	104,001,481	185,778,720	30,764,116	–

End of period	$483,687,441	$655,305,707	$97,969,731	$104,001,481	$29,480,414	$30,764,116

Accumulated net investment income/(loss) at end of period	$6,519,177	$12,211,919	$(37,313)	$(37,313)	$372,944	$140,947

(a)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

71

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011 (a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$28,855	$–	$474,680	$1,643,725	$477,537	$138,147
Dividends reinvested	–	–	76,361	251,252	7,041	641
Cost of shares redeemed(b)	–	–	(640,257)	(462,719)	(102,195)	(56,193)

Total Class A	28,855	–	(89,216)	1,432,258	382,383	82,595

Class C Shares
Proceeds from shares issued	10,000	–	455,064	236,770	15,000	358,223
Dividends reinvested	–	–	4,508	1,536	4,348	2,385
Cost of shares redeemed(b)	–	–	(58,376)	(63,905)	(225)	–

Total Class C	10,000	–	401,196	174,401	19,123	360,608

Class R Shares
Proceeds from shares issued	10,000	–	–	–	646,197	10,000
Dividends reinvested	–	–	–	–	3,535	129
Cost of shares redeemed(b)	–	–	–	–	(2,407)	–

Total Class R	10,000	–	–	–	647,325	10,129

Institutional Service Class Shares
Proceeds from shares issued	1,910,301	8,006,100	15,315	3,540	–	10,000
Dividends reinvested	231,854	326,117	317	106	202	148
Cost of shares redeemed(b)	(863,605)	(801,201)	–	–	–	–

Total Institutional Service Class	1,278,550	7,531,016	15,632	3,646	202	10,148

Institutional Class Shares
Proceeds from shares issued	64,350,192	399,214,146	32,962,784	52,966,682	8,340,875	31,459,200
Dividends reinvested	15,452,900	41,463,374	2,254,320	6,178,025	524,653	248,527
Cost of shares redeemed(b)	(248,379,541)	(313,236,984)	(42,801,207)	(130,587,060)	(11,519,544)	—

Total Institutional Class	(168,576,449)	127,440,536	(7,584,103)	(71,442,353)	(2,654,016)	31,707,727

Change in net assets from capital transactions:	$(167,249,044)	$134,971,552	$(7,256,491)	$(69,832,048)	$(1,604,983)	$32,171,207

(a)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

72

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011 (a)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,655	–	43,221	152,082	52,374	14,131
Reinvested	–	–	6,998	23,564	770	68
Redeemed	–	–	(58,460)	(43,193)	(10,815)	(6,036)

Total Class A Shares	2,655	–	(8,241)	132,453	42,329	8,163

Class C Shares
Issued	919	–	41,558	21,898	1,606	36,806
Reinvested	–	–	413	144	482	254
Redeemed	–	–	(5,326)	(6,059)	(25)	–

Total Class C Shares	919	–	36,645	15,983	2,063	37,060

Class R Shares
Issued	919	–	–	–	68,792	1,000
Reinvested	–	–	–	–	376	14
Redeemed	–	–	–	–	(255)	–

Total Class R Shares	919	–	–	–	68,913	1,014

Institutional Service Class Shares
Issued	177,979	722,523	1,384	323	–	1,000
Reinvested	22,251	30,164	29	10	22	16
Redeemed	(80,492)	(73,136)	–	–	–	–

Total Institutional Service Class Shares	119,738	679,551	1,413	333	22	1,016

Institutional Class Shares
Issued	5,972,170	36,464,540	2,980,026	4,838,067	896,910	3,232,273
Reinvested	1,482,540	3,863,893	205,364	575,692	57,871	26,340
Redeemed	(22,969,803)	(28,414,988)	(3,873,176)	(12,025,183)	(1,266,908)	–

Total Institutional Class Shares	(15,515,093)	11,913,445	(687,786)	(6,611,424)	(312,127)	3,258,613

Total change in shares:	(15,390,862)	12,592,996	(657,969)	(6,462,655)	(198,800)	3,305,866

(a)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

73

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$315,414	$866,834	$2,027,497	$4,205,281	$132,297	$162,076
Net realized gain from investments, futures contracts, swaps and foreign currency transactions	10,657	313,511	345,044	134,119	13,728	19,069
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	31,009	(772,772)	3,760,863	(612,047)	142,917	2,502

Changes in net assets resulting form operations	357,080	407,573	6,133,404	3,727,353	288,942	183,647

Distributions to Shareholders From:
Net investment income:
Class A	(58,137)	(183,217)	(174,845)	(332,043)	(85)	–
Class B(b)	–	–	–	(6,822)	–	–
Class C	(15,723)	(51,512)	(27,084)	(58,402)	–	–
Class D	–	–	(1,825,568)	(3,807,744)	–	–
Institutional Service Class	(570,096)	(1,736,777)	–	–	(16)	–
Institutional Class	(745)	(1,539)	–	–	(132,192)	(162,079)
Net realized gains:
Class A	–	–	(12,368)	(20,102)	(33)	–
Class B(b)	–	–	–	(1,656)	–	–
Class C	–	–	(2,470)	(5,164)	–	–
Class D	–	–	(119,292)	(221,024)	–	–
Institutional Class	–	–	–	–	(20,641)	–

Change in net assets from shareholder distributions	(644,701)	(1,973,045)	(2,161,627)	(4,452,957)	(152,967)	(162,079)

Change in net assets from capital transactions	(2,088,626)	(4,972,890)	(1,149,436)	(8,462,529)	11,470,801	35,151,367

Change in net assets	(2,376,247)	(6,538,362)	2,822,341	(9,188,133)	11,606,776	35,172,935

Net Assets:
Beginning of period	35,426,482	41,964,844	114,571,973	123,760,106	35,172,935	–

End of period	$33,050,235	$35,426,482	$117,394,314	$114,571,973	$46,779,711	$35,172,935

Accumulated net investment income/(loss) at end of period	$(161,478)	$167,809	$(90,940)	$(90,940)	$381	$377

(a)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

74

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011 (a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$104,412	$417,701	$968,833	$1,261,929	$78,787	$–
Proceeds from conversion of Class B Shares(b)	–	–	–	658,079	–	–
Dividends reinvested	37,909	126,104	118,330	227,979	118	–
Cost of shares redeemed(c)	(432,761)	(1,263,193)	(794,660)	(1,784,151)	(27,247)	–

Total Class A	(290,440)	(719,388)	292,503	363,836	51,658	–

Class B Shares(b)
Proceeds from shares issued	–	–	–	14,015	–	–
Dividends reinvested	–	–	–	5,573	–	–
Cost of shares converted to Class A Shares	–	–	–	(658,079)	–	–
Cost of shares redeemed(c)	–	–	–	(173,875)	–	–

Total Class B	–	–	–	(812,366)	–	–

Class C Shares
Proceeds from shares issued	77,752	352,967	287,600	259,082	–	–
Dividends reinvested	9,780	24,891	6,580	12,988	–	–
Cost of shares redeemed(c)	(128,470)	(513,142)	(198,617)	(1,015,461)	–	–

Total Class C	(40,938)	(135,284)	95,563	(743,391)	–	–

Class D
Proceeds from shares issued	–	–	462,149	1,379,233	–	–
Dividends reinvested	–	–	1,428,714	3,038,659	–	–
Cost of shares redeemed(c)	–	–	(3,428,365)	(11,688,500)	–	–

Total Class D Shares	–	–	(1,537,502)	(7,270,608)	–	–

Institutional Service Class Shares
Proceeds from shares issued	739,427	3,299,837	–	–	7,655	–
Dividends reinvested	537,007	1,641,003	–	–	16	–
Cost of shares redeemed(c)	(3,041,705)	(9,072,372)	–	–	–	–

Total Institutional Service Class	(1,765,271)	(4,131,532)	–	–	7,671	–

Institutional Class Shares
Proceeds from shares issued	11,569	11,800	–	–	15,731,100	58,221,900
Dividends reinvested	703	1,514	–	–	12,373	8,418
Cost of shares redeemed(c)	(4,249)	–	–	–	(4,332,001)	(23,078,951)

Total Institutional Class	8,023	13,314	–	–	11,411,472	35,151,367

Change in net assets from capital transactions:	$(2,088,626)	$(4,972,890)	$(1,149,436)	$(8,462,529)	$11,470,801	$35,151,367

(a)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(c)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

75

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Period Ended October 31, 2011 (a)

SHARE TRANSACTIONS:
Class A Shares
Issued	10,087	39,366	91,507	123,209	7,870	–
Issued in conversion from Class B Shares(b)	–	–	–	66,205	–	–
Reinvested	3,717	12,455	11,175	22,624	12	–
Redeemed	(41,870)	(122,044)	(74,749)	(176,323)	(2,714)	–

Total Class A Shares	(28,066)	(70,223)	27,933	35,715	5,168	–

Class B Shares(b)
Issued	–	–	–	1,395	–	–
Reinvested	–	–	–	562	–	–
Redeemed in conversion to Class A Shares	–	–	–	(66,241)	–	–
Redeemed	–	–	–	(17,514)	–	–

Total Class B Shares	–	–	–	(81,798)	–	–

Class C Shares
Issued	7,593	33,700	27,025	25,626	–	–
Reinvested	964	2,477	622	1,292	–	–
Redeemed	(12,617)	(48,765)	(18,750)	(102,082)	–	–

Total Class C Shares	(4,060)	(12,588)	8,897	(75,164)	–	–

Class D Shares
Issued	–	–	43,374	136,539	–	–
Reinvested	–	–	134,788	301,589	–	–
Redeemed	–	–	(324,628)	(1,162,791)	–	–

Total Class D Shares	–	–	(146,466)	(724,663)	–	–

Institutional Service Class Shares
Issued	71,598	314,036	–	–	766	–
Reinvested	52,646	161,323	–	–	2	–
Redeemed	(294,914)	(871,733)	–	–	–	–

Total Institutional Service Class Shares	(170,670)	(396,374)	–	–	768	–

Institutional Class Shares
Issued	1,127	1,146	–	–	1,568,647	5,822,455
Reinvested	69	148	–	–	1,236	841
Redeemed	(407)	–	–	–	(432,395)	(2,308,198)

Total Institutional Class Shares	789	1,294	–	–	1,137,488	3,515,098

Total change in shares:	(202,007)	(477,891)	(109,636)	(845,910)	1,143,424	3,515,098

(a)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.
(b)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

76

Statements of Changes in Net Assets (continued)

Aberdeen U.S. High Yield Bond Fund
Period Ended April 30, 2012 (Unaudited) (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$123,213
Net realized gain from investments, futures contracts, swaps and foreign currency transactions	10,672
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(109,467)

Changes in net assets resulting form operations	24,418

Distributions to Shareholders From:
Net investment income:
Class A	(329)
Class C	(90)
Class R	(99)
Institutional Service Class	(107)
Institutional Class	(122,283)

Change in net assets from shareholder distributions	(122,908)

Change in net assets from capital transactions	11,668,765

Change in net assets	11,570,275

Net Assets:
Beginning of period	–

End of period	$11,570,275

Accumulated net investment income at end of period	$305

(a)	For the period from February 28, 2012 (commencement of operations) through April 30, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

77

Statements of Changes in Net Assets (continued)

Aberdeen U.S. High Yield Bond Fund
Period Ended April 30, 2012 (Unaudited) (a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$31,783
Dividends reinvested	329

Total Class A	32,112

Class C Shares
Proceeds from shares issued	10,000
Dividends reinvested	90

Total Class C	10,090

Class R Shares
Proceeds from shares issued	10,000
Dividends reinvested	99

Total Class R	10,099

Institutional Service Class Shares
Proceeds from shares issued	10,000
Dividends reinvested	107

Total Institutional Service Class	10,107

Institutional Class Shares
Proceeds from shares issued	11,485,770
Dividends reinvested	120,587

Total Institutional Class	11,606,357

Change in net assets from capital transactions:	$11,668,765

(a)	For the period from February 28, 2012 (commencement of operations) through April 30, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

78

Statements of Changes in Net Assets (concluded)

Aberdeen U.S. High Yield Bond Fund
Period Ended April 30, 2012 (Unaudited) (a)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,196
Reinvested	33

Total Class A Shares	3,229

Class C Shares
Issued	1,000
Reinvested	9

Total Class C Shares	1,009

Class R Shares
Issued	1,000
Reinvested	10

Total Class R Shares	1,010

Institutional Service Class Shares
Issued	1,000
Reinvested	11

Total Institutional Service Class Shares	1,011

Institutional Class Shares
Issued	1,149,451
Reinvested	12,168

Total Institutional Class Shares	1,161,619

Total change in shares:	1,167,878

(a)	For the period from February 28, 2012 (commencement of operations) through April 30, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

79

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Period Ended April 30, 2012*(g)	$10.92	$0.06	$(0.04)	$0.02	$–	$–	$–	$–	$–	$10.94
Class C Shares
Period Ended April 30, 2012*(g)	10.92	0.05	(0.04)	0.01	–	–	–	–	–	10.93
Class R Shares
Period Ended April 30, 2012*(g)	10.92	0.06	(0.04)	0.02	–	–	–	–	–	10.94
Institutional Service Class Shares
Six Months Ended April 30, 2012*	10.99	0.18	0.04	0.22	(0.27)	–	–	(0.27)	–	10.94
Year Ended October 31, 2011	11.44	0.39	0.03	0.42	(0.87)	–	–	(0.87)	–	10.99
Period Ended October 31, 2010(h)	10.36	0.37	0.86	1.23	(0.15)	–	–	(0.15)	–	11.44
Institutional Class Shares
Six Months Ended April 30, 2012*	11.00	0.19	0.03	0.22	(0.28)	–	–	(0.28)	–	10.94
Year Ended October 31, 2011	11.44	0.42	0.03	0.45	(0.89)	–	–	(0.89)	–	11.00
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	–	–	(0.15)	–	11.44
Year Ended October 31, 2009	7.94	0.37	2.05	2.42	–	–	(0.32)	(0.32)	–	10.04
Year Ended October 31, 2008	10.23	0.43	(2.41)	(1.98)	(0.17)	(0.01)	(0.13)	(0.31)	–	7.94
Period Ended October 31, 2007(i)	10.00	0.22	0.18	0.40	(0.17)	–	–	(0.17)	–	10.23

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

80

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.19%	$29	0.96%	3.49%	0.99%	33.78%

0.09%	10	1.67%	2.63%	1.68%	33.78%

0.18%	10	1.19%	3.11%	1.20%	33.78%

2.12%	10,324	0.91%	3.30%	0.92%	33.78%
3.75%	9,059	0.91%	3.57%	0.92%	71.15%
12.20%	1,654	0.65%	4.02%	0.80%	42.77%

2.13%	473,314	0.68%	3.50%	0.68%	33.78%
3.97%	646,246	0.66%	3.84%	0.67%	71.15%
15.55%	536,080	0.65%	3.88%	0.71%	42.77%
30.73%	253,573	0.65%	4.10%	0.68%	83.54%
(19.87%)	278,400	0.61%	4.22%	0.61%	96.00%
4.05%	438,353	0.65%	4.41%	0.66%	18.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 28, 2012 (commencement of operations) through April 30, 2012.
(h)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.
(i)	For the period from May 1, 2007 (commencement of operations) through October 31, 2007.

2012 Semiannual Report

81

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares(f)
Six Months Ended April 30, 2012*(g)	$10.94	$0.14	$0.22	$0.36	$(0.14)	$(0.09)	$(0.23)	$11.07
Year Ended October 31, 2011(g)	11.61	0.35	0.08	0.43	(0.39)	(0.71)	(1.10)	10.94
Period Ended October 31, 2010(g)(h)	11.44	0.12	0.14	0.26	(0.09)	–	(0.09)	11.61
Year Ended July 31, 2010(g)	10.99	0.41	0.43	0.84	(0.38)	(0.01)	(0.39)	11.44
Year Ended July 31, 2009(g)	10.70	0.44	0.28	0.72	(0.43)	–	(0.43)	10.99
Year Ended July 31, 2008	10.62	0.48	0.07	0.55	(0.47)	–	(0.47)	10.70
Year Ended July 31, 2007	10.61	0.50	–	0.50	(0.49)	–	(0.49)	10.62
Class C Shares(f)
Six Months Ended April 30, 2012*(g)	10.92	0.10	0.23	0.33	(0.10)	(0.09)	(0.19)	11.06
Year Ended October 31, 2011(g)	11.57	0.25	0.12	0.37	(0.31)	(0.71)	(1.02)	10.92
Period Ended October 31, 2010(g)(h)	11.42	0.09	0.13	0.22	(0.07)	–	(0.07)	11.57
Year Ended July 31, 2010(g)	10.97	0.31	0.45	0.76	(0.30)	(0.01)	(0.31)	11.42
Year Ended July 31, 2009(g)	10.67	0.36	0.29	0.65	(0.35)	–	(0.35)	10.97
Year Ended July 31, 2008	10.60	0.40	0.06	0.46	(0.39)	–	(0.39)	10.67
Year Ended July 31, 2007	10.59	0.42	–	0.42	(0.41)	–	(0.41)	10.60
Institutional Service Class Shares(f)
Six Months Ended April 30, 2012*(g)	10.99	0.16	0.24	0.40	(0.16)	(0.09)	(0.25)	11.14
Year Ended October 31, 2011(g)	11.61	0.39	0.12	0.51	(0.42)	(0.71)	(1.13)	10.99
Period Ended October 31, 2010(g)(h)	11.47	0.13	0.12	0.25	(0.11)	–	(0.11)	11.61
Period Ended July 31, 2010(g)(i)	11.40	0.02	0.07	0.09	(0.02)	–	(0.02)	11.47
Institutional Class Shares(f)
Six Months Ended April 30, 2012*(g)	11.00	0.16	0.23	0.39	(0.16)	(0.09)	(0.25)	11.14
Year Ended October 31, 2011(g)	11.67	0.39	0.07	0.46	(0.42)	(0.71)	(1.13)	11.00
Period Ended October 31, 2010(g)(h)	11.51	0.13	0.13	0.26	(0.10)	–	(0.10)	11.67
Year Ended July 31, 2010(g)	11.05	0.41	0.47	0.88	(0.41)	(0.01)	(0.42)	11.51
Year Ended July 31, 2009(g)	10.76	0.47	0.28	0.75	(0.46)	–	(0.46)	11.05
Year Ended July 31, 2008	10.68	0.51	0.07	0.58	(0.50)	–	(0.50)	10.76
Year Ended July 31, 2007	10.67	0.53	–	0.53	(0.52)	–	(0.52)	10.68

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

82

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

3.40%	$4,224	0.76%	2.62%	0.80%	197.38%
4.24%	4,262	0.74%	3.24%	0.79%	377.38%
2.31%	2,985	0.72%	4.19%	0.72%	166.80%
7.81%	3,085	1.07%	3.38%	1.35%	84.40%
6.93%	3,356	1.01%	4.10%	1.31%	46.98%
5.21%	3,259	0.94%	4.42%	1.24%	65.72%
4.75%	3,115	0.93%	4.67%	1.23%	66.38%

3.12%	598	1.50%	1.88%	1.54%	197.38%
3.56%	191	1.49%	2.37%	1.54%	377.38%
2.04%	17	1.47%	3.25%	1.47%	166.80%
7.03%	10	1.80%	2.78%	1.95%	84.40%
6.24%	462	1.76%	3.36%	1.91%	46.98%
4.34%	860	1.69%	3.67%	1.84%	65.72%
3.98%	964	1.68%	3.90%	1.83%	66.38%

3.62%	20	0.50%	2.89%	0.54%	197.38%
4.55%	5	0.43%	3.58%	0.54%	377.38%
2.32%	1	0.39%	4.58%	0.39%	166.80%
0.79%	1	0.33%	3.31%	0.38%	84.40%

3.62%	93,127	0.50%	2.88%	0.54%	197.38%
4.49%	99,545	0.49%	3.53%	0.54%	377.38%
2.28%	182,775	0.47%	4.43%	0.47%	166.80%
8.12%	196,885	0.76%	3.64%	0.90%	84.40%
7.15%	198,268	0.76%	4.32%	0.91%	46.98%
5.44%	278,815	0.69%	4.64%	0.84%	65.72%
4.98%	308,116	0.68%	4.88%	0.83%	66.38%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Information presented for the periods prior to July 12, 2010, reflects the Pacific Capital High Grade Core Fixed Income Fund.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(i)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

2012 Semiannual Report

83

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*	$9.30	$0.25	$0.12	$0.37	$(0.19)	$(0.19)	$9.48
Period Ended October 31, 2011(g)	10.00	0.21	(0.77)	(0.56)	(0.14)	(0.14)	9.30
Class C Shares
Six Months Ended April 30, 2012*	9.28	0.22	0.11	0.33	(0.16)	(0.16)	9.45
Period Ended October 31, 2011(g)	10.00	0.18	(0.77)	(0.59)	(0.13)	(0.13)	9.28
Class R Shares
Six Months Ended April 30, 2012*	9.30	0.24	0.14	0.38	(0.19)	(0.19)	9.49
Period Ended October 31, 2011(g)	10.00	0.20	(0.77)	(0.57)	(0.13)	(0.13)	9.30
Institutional Service Class Shares
Six Months Ended April 30, 2012*	9.30	0.26	0.13	0.39	(0.20)	(0.20)	9.49
Period Ended October 31, 2011(g)	10.00	0.22	(0.77)	(0.55)	(0.15)	(0.15)	9.30
Institutional Class Shares
Six Months Ended April 30, 2012*	9.31	0.26	0.12	0.38	(0.20)	(0.20)	9.49
Period Ended October 31, 2011(g)	10.00	0.23	(0.77)	(0.54)	(0.15)	(0.15)	9.31

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

84

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

4.18%	$479	1.17%	5.56%	2.19%	26.15%
(5.60%)	76	1.15%	4.50%	2.07%	34.36%

3.68%	370	1.90%	4.74%	2.92%	26.15%
(5.94%)	344	1.90%	3.80%	2.80%	34.36%

4.16%	663	1.40%	5.18%	2.42%	26.15%
(5.73%)	9	1.40%	4.11%	2.33%	34.36%

4.28%	10	0.90%	5.74%	1.92%	26.15%
(5.54%)	9	0.90%	4.60%	1.83%	34.36%

4.28%	27,959	0.90%	5.74%	1.92%	26.15%
(5.54%)	30,325	0.90%	4.67%	1.82%	34.36%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.

2012 Semiannual Report

85

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Invest- ment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*	$10.50	$0.09	$0.02	$0.11	$(0.19)	$(0.19)	$–	$10.42
Year Ended October 31, 2011	10.89	0.22	(0.10)	0.12	(0.51)	(0.51)	–	10.50
Year Ended October 31, 2010	10.42	0.23	0.53	0.76	(0.29)	(0.29)	–	10.89
Year Ended October 31, 2009	9.08	0.26	1.76	2.02	(0.68)	(0.68)	–	10.42
Year Ended October 31, 2008	10.27	0.33	(0.96)	(0.63)	(0.56)	(0.56)	–	9.08
Year Ended October 31, 2007	9.78	0.31	0.40	0.71	(0.22)	(0.22)	–	10.27
Class C Shares
Six Months Ended April 30, 2012*	10.44	0.06	0.02	0.08	(0.16)	(0.16)	–	10.36
Year Ended October 31, 2011	10.84	0.14	(0.10)	0.04	(0.44)	(0.44)	–	10.44
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	–	10.84
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	–	10.38
Year Ended October 31, 2008	10.25	0.24	(0.94)	(0.70)	(0.48)	(0.48)	–	9.07
Year Ended October 31, 2007	9.77	0.23	0.40	0.63	(0.15)	(0.15)	–	10.25
Institutional Service Class Shares(g)
Six Months Ended April 30, 2012*	10.51	0.10	0.02	0.12	(0.20)	(0.20)	–	10.43
Year Ended October 31, 2011	10.90	0.24	(0.09)	0.15	(0.54)	(0.54)	–	10.51
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	–	10.90
Year Ended October 31, 2009	9.09	0.29	1.75	2.04	(0.69)	(0.69)	–	10.44
Year Ended October 31, 2008	10.27	0.35	(0.95)	(0.60)	(0.58)	(0.58)	–	9.09
Year Ended October 31, 2007	9.79	0.33	0.40	0.73	(0.25)	(0.25)	–	10.27
Institutional Class Shares
Six Months Ended April 30, 2012*	10.52	0.11	0.02	0.13	(0.21)	(0.21)	–	10.44
Year Ended October 31, 2011	10.91	0.25	(0.10)	0.15	(0.54)	(0.54)	–	10.52
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	–	10.91
Period Ended October 31, 2009(h)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	–	10.45

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

86

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

1.13%	$2,855	1.21%	1.83%	1.41%	59.15%
1.34%	3,172	1.22%	2.13%	1.38%	199.69%
7.53%	4,053	1.20%	2.22%	1.69%	256.30%
23.12%	3,827	1.23%	2.69%	2.04%	186.07%
(6.63%)	3,986	1.20%	3.17%	2.00%	62.00%
7.42%	5,120	1.20%	3.13%	1.90%	138.00%

0.77%	1,010	1.95%	1.08%	2.16%	59.15%
0.51%	1,060	1.95%	1.38%	2.11%	199.69%
6.76%	1,237	1.95%	1.44%	2.45%	256.30%
22.17%	916	1.95%	1.95%	2.76%	186.07%
(7.25%)	667	1.95%	2.42%	2.75%	62.00%
6.53%	637	1.95%	2.38%	2.65%	138.00%

1.17%	29,139	1.13%	1.90%	1.34%	59.15%
1.58%	31,156	0.99%	2.33%	1.31%	199.69%
7.66%	36,649	0.95%	2.47%	1.44%	256.30%
23.42%	40,289	0.95%	3.01%	1.77%	186.07%
(6.29%)	42,034	0.95%	3.42%	1.74%	62.00%
7.57%	57,151	0.95%	3.37%	1.65%	138.00%

1.27%	46	0.95%	2.08%	1.16%	59.15%
1.60%	38	0.95%	2.35%	1.11%	199.69%
7.64%	26	0.95%	2.29%	1.47%	256.30%
7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Formerly the Common Class Shares of the Global Fixed Income Predecessor Fund.
(h)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2012 Semiannual Report

87

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$10.32	$0.17	$0.37	$0.54	$(0.17)	$(0.01)	$(0.18)	$10.68
Year Ended October 31, 2011(f)	10.37	0.35	(0.03)	0.32	(0.35)	(0.02)	(0.37)	10.32
Year Ended October 31, 2010(f)	10.06	0.39	0.27	0.66	(0.35)	–	(0.35)	10.37
Year Ended October 31, 2009	9.38	0.39	0.68	1.07	(0.39)	–	(0.39)	10.06
Year Ended October 31, 2008	10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	9.38
Year Ended October 31, 2007	10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	10.23
Class C Shares
Six Months Ended April 30, 2012*(f)	10.31	0.13	0.37	0.50	(0.13)	(0.01)	(0.14)	10.67
Year Ended October 31, 2011(f)	10.34	0.27	(0.01)	0.26	(0.27)	(0.02)	(0.29)	10.31
Year Ended October 31, 2010(f)	10.04	0.30	0.27	0.57	(0.27)	–	(0.27)	10.34
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	–	(0.31)	10.04
Year Ended October 31, 2008	10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.36
Year Ended October 31, 2007	10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.20
Class D Shares
Six Months Ended April 30, 2012*(f)	10.33	0.19	0.37	0.56	(0.19)	(0.01)	(0.20)	10.69
Year Ended October 31, 2011(f)	10.37	0.37	(0.02)	0.35	(0.37)	(0.02)	(0.39)	10.33
Year Ended October 31, 2010(f)	10.06	0.41	0.27	0.68	(0.37)	–	(0.37)	10.37
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	–	(0.41)	10.06
Year Ended October 31, 2008	10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	9.38
Year Ended October 31, 2007	10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	10.23

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

88

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

5.30%	$10,853	0.94%	3.28%	0.94%	6.13%
3.20%	10,200	0.94%	3.44%	0.94%	11.48%
6.64%	9,879	0.93%	3.43%	0.94%	15.29%
11.55%	9,023	0.92%	3.93%	1.11%	39.66%
(3.22%)	7,707	0.96%	4.10%	1.02%	8.07%
1.72%	8,251	0.93%	4.13%	0.93%	39.25%

4.92%	2,236	1.68%	2.54%	1.68%	6.13%
2.64%	2,069	1.68%	2.69%	1.68%	11.48%
5.77%	2,854	1.68%	2.70%	1.69%	15.29%
10.74%	3,900	1.68%	3.17%	1.87%	39.66%
(3.85%)	3,012	1.70%	3.40%	1.79%	8.07%
0.87%	1,470	1.68%	3.38%	1.68%	39.25%

5.43%	104,305	0.68%	3.54%	0.68%	6.13%
3.57%	102,304	0.68%	3.69%	0.68%	11.48%
6.91%	110,180	0.68%	3.68%	0.69%	15.29%
11.81%	110,362	0.68%	4.19%	0.88%	39.66%
(2.96%)	108,236	0.70%	4.37%	0.76%	8.07%
1.97%	127,774	0.68%	4.37%	0.68%	39.25%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Semiannual Report

89

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest - ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(g)	$10.00	$0.02	$0.06	$0.08	$(0.02)	$(0.01)	$(0.03)	$10.05
Institutional Service Class Shares
Period Ended April 30, 2012*(h)	10.00	0.02	0.03	0.05	(0.02)	–	(0.02)	10.03
Institutional Class Shares
Six Months Ended April 30, 2012*	10.00	0.04	0.05	0.09	(0.04)	(0.01)	(0.05)	10.04
Period Ended October 31, 2011(i)	10.00	0.05	(0.01)	0.04	(0.04)	–	(0.04)	10.00

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

90

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.73%	$52	0.74%	0.37%	1.22%	38.25%

0.50%	8	0.40%	0.73%	0.88%	38.25%

0.72%	46,720	0.40%	0.72%	0.89%	38.25%
0.54%	35,173	0.40%	0.52%	0.74%	166.41%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 22, 2011 (commencement of operations) through April 30, 2012.
(h)	For the period from January 20, 2012 (commencement of operations) through April 30, 2012.
(i)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.

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91

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. High Yield Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Period Ended April 30, 2012*(g)	$10.00	$0.11	$(0.10)	$0.01	$(0.10)	$(0.10)	$9.91
Class C Shares
Period Ended April 30, 2012*(g)	10.00	0.09	(0.09)	–	(0.09)	(0.09)	9.91
Class R Shares
Period Ended April 30, 2012*(g)	10.00	0.10	(0.09)	0.01	(0.10)	(0.10)	9.91
Institutional Service Class Shares
Period Ended April 30, 2012*(g)	10.00	0.11	(0.09)	0.02	(0.11)	(0.11)	9.91
Institutional Class Shares
Period Ended April 30, 2012*(g)	10.00	0.11	(0.09)	0.02	(0.11)	(0.11)	9.91

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

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92

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. High Yield Bond Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.13%	$32	1.05%	6.69%	2.41%	32.55%

–	10	1.80%	5.40%	3.15%	32.55%

0.09%	10	1.30%	5.90%	2.66%	32.55%

0.17%	10	0.80%	6.40%	2.15%	32.55%

0.17%	11,508	0.80%	6.46%	2.16%	32.55%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 28, 2012 (commencement of operations) through April 30, 2012.

2012 Semiannual Report

93

Notes to Financial Statements

April 30, 2012 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2012, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2012, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the seven (7) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”) (formerly Aberdeen Asia Bond Institutional Fund)
–	Aberdeen Core Fixed Income Fund (“Core Fixed Income Fund”)
–	Aberdeen Emerging Markets Debt Local Currency Fund (“Emerging Markets Debt Local Currency Fund”)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)
–	Aberdeen U.S. High Yield Bond Fund (“U.S. High Yield Bond Fund”)

The Aberdeen U.S. High Yield Bond Fund commenced operations on February 28, 2012.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies that do not trade on an exchange are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by a Board approved pricing agent. Forward exchange rate quotations are available for regularly scheduled settlement dates such as on a 1, 2, 3, 4, 5, 6, 9, and 12-month basis. No quotations are offered for interim settlement dates. An interpolated fair value is derived when the life of the contract is not the same as a life for which quotations are offered.

Future contracts traded on an exchange are valued at settlement price.

Swap agreements are valued daily based on the terms of the swap agreement by an independent pricing service provider.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a

Semiannual Report 2012

94

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

“significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time. For the six months ended April 30, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1-quoted prices in active markets for identical investments
•	Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3-significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Generally, debt and other fixed-income securities are categorized as Level 2. For derivative instruments, exchange-traded derivatives, i.e., future contracts, are generally categorized as Level 1 and over-the-counter derivative instruments, i.e., forward contracts and swap contracts, are generally categorized as Level 2. The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2012:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3–Significant Unobservable Inputs ($)*	Total ($)
Asia Bond Fund
Investments in Securities
Eurodollar Bonds	–	114,036,832	–	114,036,832
Non-Eurodollar Bonds	–	26,474,772	–	26,474,772
Credit-Linked Notes	–	11,013,176	–	11,013,176
Sovereign Bonds	–	296,322,630	–	296,322,630
Sovereign Agencies	–	15,969,921	–	15,969,921
Repurchase Agreement	–	12,479,000	–	12,479,000
Other Financial Instruments
Assets
Futures Contracts	267,450	–	–	267,450
Forward Foreign Currency Exchange Contracts	–	7,421,550	–	7,421,550
Liabilities
Futures Contracts	(158,516)	–	–	(158,516)
Forward Foreign Currency Exchange Contracts	–	(6,993,282)	–	(6,993,282)

	108,934	476,724,599	–	476,833,533

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95

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3–Significant Unobservable Inputs ($)*	Total ($)
Core Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	2,828,090	–	2,828,090
Commercial Mortgage-Backed Securities	–	5,496,247	–	5,496,247
Residential Mortgage-Backed Securities	–	7,102,275	–	7,102,275
Corporate Bonds	–	21,443,405	–	21,443,405
Foreign Non-Government Bonds	–	7,600,033	–	7,600,033
Municipal Bonds	–	3,489,279	–	3,489,279
U.S. Agencies Mortgage Backed	–	34,579,245	–	34,579,245
U.S. Treasury Obligations	–	15,051,939	–	15,051,939
Repurchase Agreement	–	6,292,000	–	6,292,000
Other Financial Instruments
Liabilities
Futures Contracts	(11,211)	–	–	(11,211)

	(11,211)	103,882,513	–	103,871,302

Emerging Markets Debt Local Currency Fund
Investments in Securities
Eurodollar Bonds	–	1,512,574	–	1,512,574
Foreign Non-Government Bonds	–	2,061,136	–	2,061,136
Sovereign Bonds	–	23,614,911	–	23,614,911
Repurchase Agreement	–	1,750,000	–	1,750,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	45,330	–	45,330
Liabilities
Forward Foreign Currency Exchange Contracts	–	(152,464)	–	(152,464)

	–	28,831,487	–	28,831,487

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96

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3–Significant Unobservable Inputs ($)*	Total ($)
Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	560,225	–	560,225
Commercial Mortgage-Backed Securities	–	820,133	–	820,133
Residential Mortgage-Backed Securities	–	911,758	–	911,758
Corporate Bonds	–	2,857,343	–	2,857,343
Covered Bonds	–	560,747	–	560,747
Foreign Non-Government Bonds	–	5,574,873	–	5,574,873
Municipal Bonds	–	611,318	–	611,318
Sovereign Bonds	–	13,231,585	–	13,231,585
U.S. Agencies Mortgage Backed	–	3,492,205	–	3,492,205
U.S. Treasury Obligations	–	2,723,091	–	2,723,091
Yankee Dollars	–	28,966	–	28,966
Repurchase Agreement	–	1,004,000	–	1,004,000
Other Financial Instruments
Assets
Futures Contracts	14,759	–	–	14,759
Forward Foreign Currency Exchange Contracts	–	32,514	–	32,514
Liabilities
Futures Contracts	(38,416)	–	–	(38,416)
Forward Foreign Currency Exchange Contracts	–	(41,662)	–	(41,662)

	(23,657)	32,367,096	–	32,343,439

Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	115,671,564	–	115,671,564
Repurchase Agreement	–	2,312,000	–	2,312,000

	–	117,983,564	–	117,983,564

Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	3,415,990	–	3,415,990
Corporate Bonds	–	22,169,487	–	22,169,487
Foreign Non-Government Bonds	–	5,571,134	–	5,571,134
U.S. Agency Debentures	–	9,600,188	–	9,600,188
U.S. Treasury Obligations	–	3,060,062	–	3,060,062
Yankee Dollars	–	166,425	–	166,425
U.S. Treasury Bills	–	998,538	–	998,538
Commercial Paper	–	1,098,510	–	1,098,510
Repurchase Agreement	–	1,015,000	–	1,015,000

	–	47,095,334	–	47,095,334

2012 Semiannual Report

97

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3–Significant Unobservable Inputs ($)*	Total ($)
U.S. High Yield Bond Fund
Investments in Securities
Corporate Bonds	–	8,715,265	–	8,715,265
Foreign Non-Government Bonds	–	1,447,718	–	1,447,718
Convertible Bonds	–	154,700	–	154,700
Repurchase Agreement	–	1,355,000	–	1,355,000
Other Financial Instruments
Liabilities
Forward Foreign Currency Exchange Contracts	–	(1,062)	–	(1,062)

	–	11,671,621	–	11,671,621

*	For the six months ended April 30, 2012, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

Amounts listed as “—” are $0 or round to $0.

For detailed descriptions, see the accompanying Statements of Investments.

For the six months ended April 30, 2012, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933 (the “1933 Act”), as amended. Rule 144A Securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statement of Operations.

(e)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and their currencies. The forward contract is

Semiannual Report 2012

98

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six month period, forward contracts were used to both neutralize the currency exposure of Funds relative to their benchmark and to manage foreign exchange exposure.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that a Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value (“NAV”) after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or (loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the six month period, futures contracts were used to manage the interest rate risks and raise the efficiency of the Fund.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Credit Default Swaps

Certain Funds use credit default swap contracts to limit or reduce risk exposure of defaults of corporate and sovereign issuers (i.e., to reduce risk when a Fund owns or has exposure to such issuers), or to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which a Fund is not otherwise exposed. As the seller in a credit

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99

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. During the six months ended April 30, 2012, credit default swaps were used to adjust certain Fund’s exposure to the high yield bond sector and/or sell/buy protection on the credit risk of individual issuers. Credit default swaps were also used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

Interest Rate Swaps

Certain Funds may invest in interest rate swap contracts. A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts may have a term of one to ten years, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund in accordance with the terms of the contract based on the closing level of the relevant index or security and interest accrual through valuation date. Changes in the value of swap contracts are recorded as unrealized gains or losses. Periodic cash settlements on interest rate swaps are recorded as realized gains or losses.

Entering into a swap contract involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported in the statement of assets and liabilities. Notional principal amounts are used to express the extent of involvement in the transactions, but are not delivered under the contracts. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, a Fund enters into swap contracts with counterparties whose creditworthiness has been approved by the Board. A Fund bears the interest rate and market risk arising from any change in index or security values or interest rates. During the six months ended April 30, 2012, interest rate swap contracts were used to manage the interest rate risks and raise the efficiency of the Funds.

Summary of Derivative Instruments

Each Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2012:

Asia Bond Fund	Asset Derivatives		Liability Derivatives
	Period ended April 30, 2012		Period ended April 30, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$7,421,550	Unrealized depreciation on forward currency exchange contracts	$6,993,282
Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	267,450	Unrealized depreciation on futures contracts	158,516
Total		$7,689,000		$7,151,798

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Semiannual Report 2012

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Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the six month period ended April 30, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions	$(435,510)	$402,830
Forward foreign exchange contracts (foreign exchange risk)		(2,756,107)	1,521,214
Futures contracts (interest rate risk)		657,825	146,987
Total		$(2,533,792)	$2,071,031

Core Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Period ended April 30, 2012		Period ended April 30, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	$–	Unrealized depreciation on futures contracts	$11,211
Total		$–		$11,211

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the six month period ended April 30, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

Futures contracts (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions	$(485)	$(11,211)
Total		$(485)	$(11,211)

Emerging Markets Debt Local Currency Fund	Asset Derivatives		Liability Derivatives
	Period ended April 30, 2012		Period ended April 30, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$45,330	Unrealized depreciation on forward currency exchange contracts	$152,464
Total		$45,330		$152,464

2012 Semiannual Report

101

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the six month period ended April 30, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Forward foreign exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions	$(287,620)	$125,913
Total		$(287,620)	$125,913

Global Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Period ended April 30, 2012		Period ended April 30, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$32,514	Unrealized depreciation on forward currency exchange contracts	$41,662
Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	14,759	Unrealized depreciation on futures contracts	38,416
Total		$47,273		$80,078

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the six month period ended April 30, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

Forward foreign exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions	$18,131	$18,449
Futures contracts (interest rate risk)		(92,240)	(6,228)
Total		$(74,109)	$12,221

Semiannual Report 2012

102

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

Ultra-Short Duration Bond Fund

The Effect of Derivative Instruments on the Statement of Operations for the six month period ended April 30, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

Futures contracts (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions	$180	$(1,606)
Total		$180	$(1,606)

U.S. High Yield Bond Fund	Asset Derivatives		Liability Derivatives
	Period ended April 30, 2012		Period ended April 30, 2012
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$–	Unrealized depreciation on forward currency exchange contracts	$1,062
Total		$–		$1,062

The Effect of Derivative Instruments on the Statement of Operations for the six month period ended April 30, 2012

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

Forward foreign exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions	$(1,655)	$(1,062)
Total		$(1,655)	$(1,062)

Amounts listed as “—” are $0 or round to $0.

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

For the Asia Bond Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the period ended April 30, 2012. The volume of activity varied during the period. In the beginning of the second quarter, the Fund increased its short position in the 2-year US Treasury note futures and took a short position in the 5-year US Treasury note futures; both increased the short position of the Fund. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
Quarter-ended January 31, 2012	285	$24,933,333
Quarter-ended April 30, 2012	(63)	(23,333,333)

2012 Semiannual Report

103

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the period ended April 30, 2012. However, the Fund also held JPY Forward contracts during the first quarter. The volume of activity varied throughout the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
Quarter-ended January 31, 2012	$1,089,927,947
Quarter-ended April 30, 2012	1,109,425,188

Earlier in the year, the Fund also held a KRW interest rate swap contract. The notional was KRW 5,000,000,000. The Fund sold out of the position in February.

For the Core Fixed Income Fund, information about futures contracts is reflective of the type and activity of future contracts held during the period. The Fund did not invest in any futures contracts until January 2012.

For the Emerging Markets Debt Local Currency Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during April. In prior months, the Emerging Markets Debt Local Currency Fund also held CLP, EGP, and INR forward contracts. The volume of activity was varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Notional Value
Quarter-ended January 31, 2012	$25,827,816
Quarter-ended April 30, 2012	20,479,087

For the Global Fixed Income Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for April. During the period ended April 30, 2012, the Fund also held positions in German Euro Bund futures. The volume of activity varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
Quarter-ended January 31, 2012	(26)	$(2,680,147)
Quarter-ended April 30, 2012	(7)	(922,076)

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the period ended April 30, 2012, except that the Fund also invested in CLP, HUF, and TWD forward contracts during the period, but sold out of those positions before April 30, 2012. The volume of activity varied throughout the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
Quarter-ended January 31, 2012	$8,960,859
Quarter-ended April 30, 2012	9,484,453

The Ultra-Short Duration Bond Fund sold out of all of its derivative positions prior to April 30, 2012. The Fund held a short position of 7 2-year US Treasury Note Futures that had a notional value of ($1,400,000).

For the U.S. High Yield Bond Fund, information about forward currency contracts reflected as of the date of this report is generally indicative of the type and activity for the period ended April 30, 2012.

(f)	Credit-Linked Notes

The Asia Bond Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the

Semiannual Report 2012

104

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g)	Mortgage Dollar Rolls

The Global Fixed Income Fund may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which the Global Fixed Income Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Global Fixed Income Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Global Fixed Income Fund to additional interest rate sensitivity. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

(h)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain funds of the Trust (including the Funds). For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(i)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Local Currency Fund and the Global Fixed Income Fund. Distributions from net investment income are declared and paid monthly for the U.S. High Yield Bond Fund. Distributions from net investment income are declared daily and paid monthly for the Core Fixed Income Fund, the Tax-Free Income Fund and the Ultra-Short Duration Bond Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(j)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

2012 Semiannual Report

105

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(k)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Subadvisers manage a portion of certain of the Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. The Subadviser(s) for the Funds are as follows:

Fund	Subadviser
Asia Bond Fund	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”)
Emerging Markets Debt Local Currency Fund	AAML
Global Fixed Income Fund	AAMAL and AAML

On March 1, 2012, Aberdeen Asset Management Investment Services Limited (“AAMISL”), which previously was the sub-adviser to the Funds for which AAML now serves as sub-adviser, merged into AAML. AAML assumed the sub-adviser responsibility of the Funds for which AAMISL was sub-adviser. There was no change to the portfolio management team or the level or nature of the services provided to the Funds for which AAMISL served as sub-adviser as a result of the merger and the same resources available to AAMISL for the management and compliance oversight of the Fund are available to AAML.

The Core Fixed Income Fund, the U.S. High Yield Bond Fund, the Tax-Free Income Fund and the Ultra-Short Duration Bond Fund are not currently managed by a subadviser.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Core Fixed Income Fund	Up to $2 billion	0.300%
	$2 billion up to $5 billion	0.275%
	On $5 billion and more	0.250%
Emerging Markets Debt Local Currency Fund	Up to $500 million	0.800%
	On $500 million and more	0.750%
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%
U.S. High Yield Bond Fund	Up to$500 million	0.600%
	$500 million and more	0.550%

Semiannual Report 2012

106

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

From such fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the subadvisers, if any. For the six months ended April 30, 2012, the Adviser paid the following amounts to the subadvisers (amounts shown as paid to AAML include amounts paid to AAMISL prior to March 1, 2012):

Fund		Amount
Asia Bond Fund	AAMAL	$1,398,419
Global Fixed Income Fund	AAML	59,843

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), that accrue daily, from exceeding the amounts listed below:

Fund	Effective Through	Limit
Asia Bond Fund	2/27/2013	0.70%
Core Fixed Income Fund	2/27/2013	0.50%
Emerging Markets Debt Local Currency Fund	2/27/2013	0.90%
Global Fixed Income Fund	2/27/2013	0.95%
Tax-Free Income Fund	2/27/2013	0.68%
Ultra-Short Duration Bond Fund	2/27/2013	0.40%
U.S. High Yield Bond Fund	2/27/2013	0.80%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Global Fixed Income

Fund and Asia Bond Fund, which is prior to July 20, 2011, and the Ultra-Short Duration Bond Fund and Core Fixed Income Fund, which is prior to December 1, 2011) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis.

For fees waived after March 1, 2011 (July 20, 2011 for the Global Fixed Income Fund and the Asia Bond Fund and December 1, 2011 for the Ultra-Short Duration Bond Fund and the Core Fixed Income Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

2012 Semiannual Report

107

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

As of April 30, 2012, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Fiscal Year 2011 (Expires 10/31/14)		Amount Six Months Ended April 30, 2012 (Expires 4/30/15)	Total*
Asia Bond Fund	$16,455	**	$241,501	$51,292		$13,056	$322,304
Core Fixed Income Fund	–		–	46,885	***	18,573	65,458
Emerging Markets Debt Local Currency Fund	–		–	93,266		145,053	238,319
Global Fixed Income Fund	45,134	****	207,588	62,004		34,638	349,364
Tax-Free Income Fund	87,420		11,519	844		–	99,783
Ultra-Short Duration Bond Fund	–		–	106,549	***	90,494	197,043
U.S. High Yield Bond Fund	–		–	–		25,885	25,885

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009.
***	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 30, 2010 to October 31, 2011.
****	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Global Fixed Income Predecessor Fund received voluntary fee waivers from its adviser totaling $306,969. This amount is not subject to future repayment by the Fund.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to the Adviser
Asia Bond Fund	$–
Core Fixed Income Fund	4,252
Emerging Markets Debt Local Currency Fund	–
Global Fixed Income Fund	–
Tax-Free Income Fund	9,904
Ultra-Short Duration Bond Fund	–
U.S. High Yield Bond Fund	–

At April 30, 2012, the Funds had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount to the Adviser
Asia Bond Fund	$–
Core Fixed Income Fund	–
Emerging Markets Debt Local Currency Fund	–
Global Fixed Income Fund	–
Tax-Free Income Fund	13,678
Ultra-Short Duration Bond Fund	–
U.S. High Yield Bond Fund	–

Amounts	listed as “–” are $0 or round to $0.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily

Semiannual Report 2012

108

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses from the Administrator.

(d)	Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as Transfer Agent to the Funds.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares(a)	Class R Shares(a)
Asia Bond Fund	0.25%	1.00%	0.50%
Core Fixed Income Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Local Currency Fund	0.25%	1.00%	0.50%
Global Fixed Income Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	N/A
Ultra-Short Duration Bond Fund	0.25%	1.00%	0.50%
U.S. High Yield Bond Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust, which have a maximum front-end sales charge of 5.75% and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2012, AFD retained commissions of $102,289 from front-end sales charges of Class A shares and from CDSC fees from Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class D, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class D, Class R and Institutional Service Class shares of

2012 Semiannual Report

109

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2012 were as follows:

Fund	Amount
Asia Bond Fund	$11,059
Core Fixed Income Fund	226
Emerging Markets Debt Local Currency Fund	30
Global Fixed Income Fund	26,828
Tax-Free Income Fund	433
Ultra-Short Duration Bond Fund	19
U.S. High Yield Bond Fund	–

Amounts listed as “—” are $0 or round to $0.

4. Short-Term Trading Fees

The Funds, except the Ultra-Short Duration Bond Fund, assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within a specified period following purchase (within 15 calendar days for the Core Fixed Income Fund, the Emerging Markets Debt Local Currency Fund and the U.S. High Yield Bond Fund, within 30 calendar days for the Global Fixed Income Fund and the Asia Bond Fund and within 7 calendar days for the Tax-Free Income Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2012, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$–	$–	$–	$–	$14	$935
Core Fixed Income Fund	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–
Global Fixed Income Fund	51	17	–	–	499	–
Tax-Free Income Fund	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–
U.S. High Yield Bond Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

For the year ended October 31, 2011, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$–	$–	$–	$–	$–	$22	$1,429
Core Fixed Income Fund	–	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	–
Global Fixed Income Fund	15	–	5	–	–	138	–
Tax-Free Income Fund	–	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

Semiannual Report 2012

110

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2012, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$195,749,076	$315,832,602
Core Fixed Income Fund	195,503,095	198,838,826
Emerging Markets Debt Local Currency Fund	6,957,565	7,538,824
Global Fixed Income Fund	19,249,394	21,704,403
Tax-Free Income Fund	8,351,703	7,036,770
Ultra-Short Duration Bond Fund	29,647,122	13,520,914
U.S. High Yield Bond Fund	13,257,607	2,849,448

6. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(b)	Credit Risk

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d)	Risks Associated with Mortgage-backed Securities

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates rise.

(e)	Risks Associated with Asset-backed Securities

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the underlying securities or the servicing agent of the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

(f)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

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Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

(g)	Risks Associated with European Markets

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Fund	$463,212,028	$16,956,231	$(3,871,928)	$13,084,303
Core Fixed Income Fund	101,499,056	2,518,025	(134,568)	2,383,457
Emerging Markets Debt Local Currency Fund	29,378,854	337,067	(777,300)	(440,233)
Global Fixed Income Fund	30,974,026	1,733,780	(331,562)	1,402,218
Tax-Free Income Fund	106,030,208	11,985,387	(32,031)	11,953,356
Ultra-Short Duration Bond Fund	46,949,915	172,780	(27,361)	145,419
U.S. High Yield Bond Fund	11,781,686	76,339	(185,342)	(109,003)

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$44,186,275	$–	$44,186,275	$–	$–	$44,186,275
Core Fixed Income Fund	6,439,472	8,036,207	14,475,679	–	–	14,475,679
Emerging Markets Debt Local Currency Fund	238,300	–	238,300	–	90,475	328,775
Global Fixed Income Fund	1,973,045	–	1,973,045	–	–	1,973,045
Tax-Free Income Fund	3,357	247,946	251,303	4,201,654	–	4,452,957
Ultra-Short Duration Bond Fund	162,079	–	162,079	–	–	162,079

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Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia Bond Fund	$–	$13,047,129	$–	$13,047,129	$–	$(9,512,361)	$16,286,771	$19,821,539
Core Fixed Income Fund	–	–	913,930	913,930	–	–	1,540,665	2,454,595
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	(1,316,573)	(1,316,573)
Global Fixed Income Fund	–	355,663	–	355,663	–	(1,301,987)	1,365,024	418,700
Tax-Free Income Fund	9,598	–	134,119	143,717	–	–	8,192,493	8,336,210
Ultra-Short Duration Bond Fund	–	20,672	–	20,672	–	–	896	21,568

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2011, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Asia Bond Fund	$6,073,650	2016
Asia Bond Fund	3,438,711	2017
Global Fixed Income Fund	1,084,487	2014
Global Fixed Income Fund	217,500	2015

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Significant Shareholders

As of April 30, 2012, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	68.9%	3
Core Fixed Income Fund	91.7	1
Emerging Markets Debt Local Currency Fund	90.6	5
Global Fixed Income Fund	50.5	3
Tax-Free Income Fund	–	–
Ultra-Short Duration Bond Fund	79.0	3
U.S. High Yield Bond Fund	97.4	2

Amounts listed as “—” are $0 or round to $0.

10. Recent Accounting Pronouncements

Fair	Valuation

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value

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Notes to Financial Statements (concluded)

April 30, 2012 (Unaudited)

measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2012.

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Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2011 and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2011	Actual Ending Account Value, April 30, 2012	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia Bond Fund
Class A2	$1,000.00	$1,001.90	$1,020.09	$1.65	$4.82	0.96%
Class C2	1,000.00	1,000.90	1,016.56	2.88	8.37	1.67%
Class R2	1,000.00	1,001.80	1,018.95	2.05	5.97	1.19%
Institutional Service Class	1,000.00	1,021.20	1,020.34	4.57	4.57	0.91%
Institutional Class	1,000.00	1,021.30	1,021.48	3.42	3.42	0.68%
Aberdeen Core Fixed Income Fund
Class A	1,000.00	1,034.00	1,021.08	3.84	3.82	0.76%
Class C	1,000.00	1,031.20	1,017.40	7.58	7.52	1.50%
Institutional Service Class	1,000.00	1,036.20	1,022.38	2.53	2.51	0.50%
Institutional Class	1,000.00	1,036.20	1,022.38	2.53	2.51	0.50%
Aberdeen Emerging Markets Debt Local Currency Fund
Class A	1,000.00	1,041.80	1,019.05	5.94	5.87	1.17%
Class C	1,000.00	1,036.80	1,015.42	9.62	9.52	1.90%
Class R	1,000.00	1,041.60	1,017.90	7.11	7.02	1.40%
Institutional Service Class	1,000.00	1,042.80	1,020.39	4.57	4.52	0.90%
Institutional Class	1,000.00	1,042.80	1,020.39	4.57	4.52	0.90%
Aberdeen Global Fixed Income Fund
Class A	1,000.00	1,011.30	1,018.85	6.05	6.07	1.21%
Class C	1,000.00	1,007.70	1,015.17	9.73	9.77	1.95%
Institutional Service Class	1,000.00	1,011.70	1,019.24	5.65	5.67	1.13%
Institutional Class	1,000.00	1,012.70	1,020.14	4.75	4.77	0.95%

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Shareholder Expense Examples (Unaudited) (concluded)

	Beginning Account Value, November 1, 2011	Actual Ending Account Value, April 30, 2012	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Tax-Free Income Fund
Class A	$1,000.00	$1,053.00	$1,020.19	$4.80	$4.72	0.94%
Class C	1,000.00	1,049.20	1,016.51	8.56	8.42	1.68%
Class D	1,000.00	1,054.30	1,021.48	3.47	3.42	0.68%
Aberdeen Ultra-Short Duration Bond Fund
Class A3	1,000.00	1,007.30	1,021.18	3.27	3.72	0.74%
Institutional Service Class[4]	1,000.00	1,005.00	1,022.87	1.12	2.01	0.40%
Institutional Class	1,000.00	1,007.20	1,022.87	2.00	2.01	0.40%
Aberdeen U.S. High Yield Bond Fund[2]
Class A	1,000.00	1,001.30	1,019.64	1.78	5.27	1.05%
Class C	1,000.00	1,000.00	1,015.91	3.05	9.02	1.80%
Class R	1,000.00	1,000.90	1,018.40	2.20	6.52	1.30%
Institutional Service Class	1,000.00	1,001.70	1,020.89	1.36	4.02	0.80%
Institutional Class	1,000.00	1,001.70	1,020.89	1.36	4.02	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.
2	Information shown reflects values using the expense ratios and rates of return for the period February 28, 2012 (commencement of operations) to April 30, 2012.
3	Information shown reflects values using the expense ratios and rates of return for the period November 22, 2011 (commencement of operations) to April 30, 2012.
4	Information shown reflects values using the expense ratios and rates of return for the period January 20, 2012 (commencement of operations) to April 30, 2012.

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Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Sub-Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on September 6, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial two-year period the Trust’s sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) and Aberdeen Asset Managers Limited (“AAML”) with respect to the following series of the Trust:

Aberdeen Asia Bond Fund

Aberdeen Global Fixed Income Fund

Aberdeen Emerging Markets Debt Local Currency Fund

(for purposes of this section, each a “Fund” and collectively, the “Funds”)

AAML is an affiliate of AAMI. AAMI and AAML are sometimes referred to collectively as the “Advisers.”

Representatives of management informed the Board that it plans to merge Aberdeen Asset Management Investment Services Limited (“AAMISL”) into AAML as part of Aberdeen Asset Management PLC’s initiative to consolidate certain Aberdeen advisory entities and that the merger was anticipated to take place in the first quarter of 2012. Accordingly, AAMISL’s sub-advisory responsibilities would be transferred to AAML upon consummation of the merger. Management explained that there would be no change to the Funds’ portfolio managers, as AAMISL portfolio managers are also currently employees of AAML.

In considering whether to approve the Sub-Advisory Agreement, the Board took into account certain information and materials that the Board received and considered in connection with its recent approval of the renewal of the Funds’ investment advisory agreements and investment sub-advisory agreements (the “Agreements”) in June 2011. That approval, on which the Board voted at its meeting held in person on June 7, 2011, followed a process during which the Board considered a variety of factors, including for example, the experience and qualifications of the portfolio management teams and the Funds’ performance. The information considered by the Board included: (i) information on the investment performance of the Funds and the performance of peer groups of funds as selected by an independent third-party provider of investment company data, and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.

At the June 2011 meeting at which the Board of Trustees, including the Independent Trustees, approved the continuation of the Agreements, the Board also considered other matters discussed below. The Board noted that this information was relevant to its consideration of the Sub-Advisory Agreement in view of the similarity of the services to be provided, and the personnel who would be responsible for providing such services, to the Funds by AAML. The Board also noted that management provided an update regarding this information at the September 2011 meeting. These matters included: (i) AAMI’s and its affiliates’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) AAMI’s and its affiliates’ investment personnel and operations; (iv) the procedures employed to determine the value of the Funds’ assets; (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with AAMI and its affiliates, and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from AAMI and its affiliates.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the proposed approval of the Sub-Advisory Agreement. In considering whether to approve the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different

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Supplemental Information (Unaudited) (continued)

weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Funds under the Sub-Advisory Agreement. The Trustees considered the nature, extent and quality of the services to be provided by AAML to the Funds and the resources to be dedicated to the Funds by AAML. The Board considered, among other things, AAMI’s and its affiliates’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of AAML’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered that it will receive information on a regular basis from the Trust’s Chief Compliance Officer regarding AAML’s compliance policies and procedures. The Board also considered AAML’s and its affiliates’ risk management processes. The Board was also mindful that AAMI will focus on the monitoring of the performance of the Funds and address performance matters. The Board also took into account its knowledge of management and the quality of the performance of its duties through Board meetings, discussion and reports during the preceding year.

The Board considered management’s discussion that the services to be provided by AAML under the Sub-Advisory Agreement would not change from those currently provided by AAMISL. In particular, the Board also considered the fact that AAMISL employees currently providing services to the Funds would continue to provide services to the Funds under the Sub-Advisory Agreement with AAML.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided were extensive in nature and of high quality and supported the approval of the Sub-Advisory Agreement.

Investment performance of the Funds. The Board considered certain comparative performance data that, among other information, was provided to them in connection with the 2011 annual contract review, as well as more recent quarterly performance information for the periods ended June 30, 2011. In particular, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the each of the Funds upon their reorganizations into the Trust (except for the Aberdeen Emerging Markets Debt Local Currency Fund which commenced operations in May 2011), and noted that performance comparisons over a shorter period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and its affiliates’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and its affiliates to take steps intended to improve performance. The Trustees also considered the performance of the AAMI and its affiliates since they commenced management of the Funds.

The Board also considered management’s discussion that because the Funds’ portfolio management teams and research support is not changing, the performance of the Funds is not expected to be impacted as a result of the transition to AAML.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2011:

Aberdeen Global Fixed Income Fund. The Board noted that the Fund underperformed its peer group average for the 1-, 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark for the 1- and 5- year periods, and outperformed its benchmark for the 3- year period. The Board noted management’s explanations concerning the Fund’s underperformance versus its peer group and benchmark, including the fact that AAMI and its affiliates recently commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and its affiliates to continue to improve performance.

Aberdeen Asia Bond Fund. The Board noted that the Fund outperformed its peer group average for the 1- and 3- year periods. The Board also noted that the Fund underperformed its benchmark for the 1- year period and outperformed its benchmark for the for the 3- year period.

Aberdeen Emerging Markets Debt Local Currency Fund. The Board noted that the Fund recently commenced operations on May 2, 2011, and therefore has a limited performance history.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, appropriate action was being taken to address performance, and supported the approval of the Sub-Advisory Agreement.

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Supplemental Information (Unaudited) (continued)

The costs of the services to be provided and profits to be realized by AAML and its affiliates from their relationships with the Funds. In considering the sub-advisory fee to be paid by AAMI to AAML, the Trustees took into consideration certain comparative expense information that was provided to them in connection with the 2011 annual contract review. The Board noted that the proposed sub-advisory fees under the Sub-Advisory Agreement were identical to the fees payable under the AAMISL sub-advisory agreement. The Trustees also noted that the sub-advisory fees for the Funds would be paid by AAMI, not the Funds, out of its advisory fee.

In considering the anticipated profitability to the Sub-Adviser and its affiliates of their relationships with the Fund, the Board noted that the proposed sub-advisory fees under the Sub-Advisory Agreement would be paid by AAMI out of the advisory fee that it receives from the Funds. The Board also took into account that the proposed sub-advisory fees were identical to the fees paid to AAMISL, and that as a result, AAMI’s and its affiliates’ profitability is not anticipated to change as a result of the new Sub-Advisory Agreement.

After reviewing these and related factors, the Board concluded that the proposed sub-advisory fees were fair and reasonable, and that the costs of these services generally and the related estimated profitability of AAML and its affiliates from their relationships with the Funds were reasonable and supported the approval of the Sub-Advisory Agreement.

Economies of Scale. The Board noted management’s discussion of the Funds’ advisory fee structure. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. However, because the sub-advisory fees are paid by AAMI and not the Funds, the Board determined that the potential economies of scale with respect to AAML’s management of the Funds was not a material factor in approving the Sub-Advisory Agreement. Nevertheless, the Board noted that any breakpoints in a Fund’s advisory fee schedule would continue to exist after the transition to AAML.

After reviewing these and related factors, the Board concluded that the proposed sub-advisory fee structures were reasonable and supported the approval of the Sub-Advisory Agreement.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the approval of the Sub-Advisory Agreement would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Sub-Advisory Agreement for an initial two-year period.

Aberdeen U.S. High Yield Bond Fund

Board of Trustees’ Consideration of Advisory Agreement

Aberdeen U.S. High Yield Bond Fund is a new investment portfolio of the Trust. At an in-person meeting of the Board held on December 6, 2011, the Board, including a majority of the Independent Trustees, approved for an initial two-year period the proposed investment advisory agreement with Aberdeen Asset Management Inc. with respect to the Fund (for purposes of this section, the “Agreement”).

In considering the Agreement, the Board reviewed a variety of information provided by the Adviser relating to the Fund, the Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services to be provided by the Adviser under the Agreement. The materials provided to the Board included, among other items: (i) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s proposed expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information about the expected profitability of the Agreement to the Adviser; and (iii) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considered other matters such as (i) the Adviser’s financial condition; (ii) the performance of comparable funds or accounts managed by the Adviser as compared to a peer group of comparable funds; (iii) the Fund’s investment objective and strategies; (iv) the Adviser’s investment personnel and operations; (v) arrangements relating to the distribution of the Fund’s shares and the related costs; (vi) the procedures employed to determine the value of the Fund’s assets; (vii) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (viii) the resources devoted to, and the record of compliance by other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies; (ix) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); and (x) possible conflicts of interest. The Board also considered the nature, extent and quality of the services to be provided to the Fund by the Adviser’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser.

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Supplemental Information (Unaudited) (continued)

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Adviser, including detailed information about investment performance. This information generally includes, among other things, third-party performance rankings for various periods comparing each fund against its peer group, total return information for various periods, and details of sales and redemptions of fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the funds in the Trust.

At the meeting held on December 6, 2011, the Agreement was approved for an initial two-year period. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive session with counsel to the Independent Trustees regarding consideration of the approval of the Agreement. In considering whether to approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board considered, among other things, the Adviser’s investment experience. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Trustees considered not only the advisory services to be provided by the Adviser to the Fund, but also the administrative services to be provided by the Adviser to the Fund under a separate administration agreement. The Adviser’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the funds in the Trust and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of its duties through Board meetings, discussion and reports during the preceding year in connection with the other funds in the Trust.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided were extensive in nature and of high quality and supported the approval of the Agreement.

Comparable Performance of the Adviser. The Trustees received information about the performance of the Aberdeen U.S. High Yield Composite (the “Composite”), which has a similar investment strategy as the Fund, over various time periods, including information that compared the performance of the Composite to the performance of a peer group of comparable funds as determined by an independent third party.

The Trustees noted that the Composite outperformed the average of its peer group for the 1- and 3- year periods ended September 30, 2011. The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee questions about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded that the performance of the Composite and the Adviser supported the approval of the Agreement.

The costs of the services to be provided and profits expected to be realized by the Adviser and its affiliates from their relationships with the Fund.

The Trustees considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and expected total expense level to those of a peer group determined by an independent third party (“Expense Group”) and information about the advisory fees charged by the Adviser to comparable U.S. and foreign Aberdeen funds, as well as information about the advisory fees charged by the Adviser to any separately managed accounts with a similar strategy (“comparable funds/accounts”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to the comparable funds/accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

Semiannual Report 2012

120

Supplemental Information (Unaudited) (concluded)

The Trustees considered that the Fund’s proposed management fee was below the average of the Expense Group. The Trustees further considered that the Fund’s estimated total net expenses were below the average of the Expense Group. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Fund, pursuant to which the Adviser would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly expected to be received by the Adviser and its affiliates from their relationship with the Fund. The Trustees reviewed information provided by management as to the expected profitability of the Adviser and its affiliates’ relationship with the Fund, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the estimated expense levels of the Fund, and that the Adviser had agreed to implement an expense limitation with respect to the Fund for a period of time.

After reviewing these and related factors, the Board concluded that the proposed advisory fees were fair and reasonable, and that the anticipated costs of these services generally and the related estimated profitability of the Adviser and its affiliates from their relationships with the Fund were reasonable and supported the approval of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies would be shared with the Fund through breakpoints in their investment advisory fee or other means, such as expense waivers or limitations. The Trustees noted that the Fund’s advisory fee schedule was subject to breakpoints that reduce the advisory fee rate on assets above certain specified levels. The Trustees noted that the Fund would be subject to an expense limitation for a minimum of twelve months whereby the Adviser had agreed to waive a portion of its advisory fee and/or reimburse Fund expenses. The Board took into account management’s discussion of potential economies of scale with respect to the Fund. The Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the estimated profitability to the Adviser and its affiliates of their relationship with the Fund, as discussed above. The Board also considered the potential effect of the Fund’s growth and size on fees, noting that if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee structure was reasonable and appropriately reflects potential economies of scale to be shared between the Fund and the Adviser, and supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the funds of the Trust have operated in accordance with their investment objectives and the funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were expected to provide to the Fund.

•	the nature, quality, cost and extent of administrative services to be performed by the Adviser under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreement would be in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreement for an initial two-year period.

2012 Semiannual Report

121

Privacy Policy Notice

Aberdeen’s U.S. registered open-end and closed-end investment companies (the “Funds”) appreciate the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

The type of personal information we collect depends on the products or services you request and may include the following:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of a Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ may not.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

AOE-0203-0612

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

Aberdeen Funds

Optimal Allocations Series

Semiannual Report

April 30, 2012

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Specialty

Letter to Shareholders	Page 1

Market Review	Page 3
Aberdeen Optimal Allocations Fund: Defensive	Page 6
Aberdeen Optimal Allocations Fund: Growth	Page 9
Aberdeen Optimal Allocations Fund: Moderate	Page 12
Aberdeen Optimal Allocations Fund: Moderate Growth	Page 15
Aberdeen Optimal Allocations Fund: Specialty	Page 18

Financial Statements	Page 30

Notes to Financial Statements	Page 40

Shareholder Expense Examples	Page 48

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2012

Dear Valued Shareholder:

Welcome to the Aberdeen Funds Semiannual Report covering the activities for the six-month period ended April 30, 2012.

Market Overview

During the reporting period, the performance of the global securities markets was again dominated by the ongoing sovereign debt crisis in the Eurozone. The European Central Bank entered a second phase of its Long-Term Refinancing Operation (LTRO) in an effort to provide much-needed funding for the peripheral European countries, most notably Greece. Late in the period, there was speculation that Greece would exit the euro, fanning fears of an exodus by other financially troubled Eurozone nations. Despite weathering virtually daily gyrations, major global equity and fixed income market indices recorded positive returns during the period. Shares of North American companies outperformed their global equity counterparts on the strength of generally improving economic data and generally positive corporate earnings reports.

I would also like to direct you to the website for our investment conference titled “Beyond the U.S. – Time for investors to allocate more internationally?”, which was held on June 7, 2012 in New York City. Read panel summaries, listen to recorded audio feeds and watch video of the conference, which hosted a panel of highly distinguished and noteworthy speakers. You can visit the conference website at http://www.aberdeen-asset.us/aam.nsf/usconference/home.

Aberdeen Product Developments

The Aberdeen Asia Bond Fund and its sister fund, the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, opened new retail share classes on Feb. 27 2012, making these strategies more widely available in various U.S. distribution channels. We believe that Aberdeen’s local presence and long history (over 20 years) of investing in Asia can provide some reassurance to U.S. investors seeking to diversify their investment portfolios, and we are pleased to now make this capability available to all U.S. investors.

We were delighted that the Aberdeen Asia Bond Fund (formerly known as the Aberdeen Asia Bond Institutional Fund) was recognized at the 2012 Lipper Fund Awards as the “Best International Income Fund over Three Years” among 27 funds for the three-year period ended December 31, 2011. Lipper, a leading global provider of mutual fund information, based the award on the calculation of consistent return, a quantitative metric that incorporates risk-adjusted return and strength of the fund’s performance trend. We believe the award validates Aberdeen’s Asia Bond investment process: a clearly defined, consistent investment discipline which is applied rigorously for each of our mutual fund portfolios. It also acknowledges our Asia Bond investment team’s hard work which, we believe, produces strong returns for our clients over the long term.

On Friday, May 18, 2012, The Aberdeen Emerging Markets Fund merged into the Aberdeen Emerging Markets Institutional Fund. The two funds had identical investment strategies and objectives and were managed by the same investment team. The financial and performance history of the Aberdeen Emerging Markets Institutional Fund, which is the larger of the two funds, is the continuing performance history after the reorganization, and the combined fund is known as the Aberdeen Emerging Markets Fund.

Investing in Our Community

In May 2012, Aberdeen sponsored the Aberdeen Dad Vail Regatta for the third consecutive year. Thousands of collegiate rowers from across the U.S. and Canada competed in this historic, two-day event along Philadelphia’s Schuylkill River. Aberdeen will continue its sponsorship of the Dad Vail regatta into 2013, the event’s 75th anniversary.

In June 2012, Aberdeen concluded its second annual Aberdeen Financial Literacy project. Schools from the Philadelphia region took part in the 10-week competition as students managed simulated portfolios, trading real stocks and bonds with some guidance from visiting Aberdeen “ambassadors.” Participating teams were invited to Aberdeen’s Philadelphia office to present their investment strategies and meet with Aberdeen portfolio managers and staff. The winning school was presented with a $5,000 donation.

Looking ahead

If the last months have shown us anything, it is that global markets remain as uncertain as ever. The sovereign debt crisis that continues to afflict the Eurozone and its periphery remains a major concern in the coming quarters. Though the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) seems to have created some respite in the short term, it is a far cry from the long-term solution that is needed in the Eurozone. Conversely, the U.S. economy proved to be a standout performer over the period and seems to be continuing its economic recovery, albeit at a modest pace and with unemployment remaining above 8%. Economic growth in China, while slowing, is still higher than that in developed markets and, in our view, is indicative of a “soft landing” scenario. In this context, we believe that the U.S. and China will be the

2012 Semiannual Report

1

Letter to Shareholders (concluded)

April 30, 2012

main drivers of global growth in the coming quarters. With the upcoming conclusions of the Federal Reserve’s “Operation Twist” and the Bank of England’s asset purchase program, along with the uncertainty of a third LTRO in Europe, we believe global markets may be left vulnerable to further bouts of volatility.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

We thank you for your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

Semiannual Report 2012

2

Market Review

Most major global equity market indices moved higher for the six-month period ended April 30, 2012. Market moves were dictated primarily by investors’ reaction to the ever-changing news regarding the sovereign debt crisis in the Eurozone, as well as economic data, particularly from the U.S. Equity performance was boosted by vast liquidity injections from the European Central Bank’s (ECB) Long-Term Refinancing Operation (LTRO) for lenders; bond-buying programs by the central banks of the UK and Japan; and the U.S. Federal Reserve’s pledge to maintain short-term interest rates at or near their current historical low levels until 2014. Several developed economies, particularly those in Japan and Europe, contracted in the final quarter of 2011, weighed down by weak export growth. Asia fared relatively well, but was not immune from weakening demand in the West.

The U.S. was the top performer among the global stock markets during the semiannual period, with the broader-market S&P 500 Index gaining 12.8% versus the respective 3.0% and 4.0% returns of the MSCI All-Country World ex. US and MSCI Emerging Markets indices. The upturn was spurred mainly by the release of improving U.S. economic data, along with generally upbeat corporate earnings reports, offsetting fresh concerns about the problems in the Eurozone. While elevated retail gasoline prices remain a risk to consumption, there is no evidence as of yet that they are constraining final demand – indices of consumer confidence rose towards the end of the reporting period, and there has been no significant downturn in consumer and business spending. On a cautionary note, the drop in the unemployment rate during the reporting period partially reflected a shrinking pool of jobseekers as more people stopped looking for employment. Additionally, non-farm payroll growth has slowed and the jobless rate remains above its five-year average of around 6%.

European equities, as represented by the MSCI Europe Index, underperformed versus their global peers for the reporting period amid the ongoing fiscal crisis in the region. A second financial bailout of Greece took place in March. This package included private investors accepting over 70% in losses on their current holdings of government debt and provided Greece with access to an additional €130 billion (roughly US$160 billion) in International Monetary Fund (IMF) and Eurozone funding. On the economic front, the purchasing managers’ surveys in both Germany and France fell to three-year lows in May of this year, signaling a downturn in manufacturing output. Furthermore, growth in the peripheral European countries – most notably Greece, Ireland, Italy, Portugal and Spain – is weaker as they struggle with a combination of tight credit, poor sentiment, private sector debt repayment and public sector austerity. Within the Asia-Pacific region, the Bank of Japan announced a new commitment to monetary easing aimed at achieving a goal of 1% inflation. We believe that the central bank’s easing, along with an increase in the nation’s trade deficit, may lead to further weakness in the Japanese yen, but potentially could have a positive impact on the equity market.

The MSCI Emerging Markets Index moved higher during the reporting period but underperformed versus the MSCI World Index, the global developed market benchmark. The Eurozone debt situation and deteriorating growth in the developed markets weighed on investor sentiment early in the period. However, the markets recovered from the collective sell-off at the beginning of 2012, as ample liquidity injections from several developed-market central banks lifted investor sentiment. Economic growth in China, while slowing, is still higher than that in developed markets and, in our view, is indicative of a “soft landing” scenario. Furthermore, Chinese industrial production and retail sales both remain healthy. Should the growth outlook deteriorate, however, we feel that the Chinese government has additional policy tools at its disposal in its effort to stimulate growth. Late in the semiannual period, India’s central bank cut its benchmark interest rate by a larger-than-expected 0.5%, but warned that inflation pressures limited room for further easing.

The global fixed income markets, as measured by the Barclays Capital Global Aggregate Bond Index, posted a modest gain of 1.0% for the semiannual period. The U.S. market outperformed its global counterparts despite encountering substantial intra- and inter-day volatility along the way. The combination of stronger macroeconomic data and the successful completion of the ECB’s second LTRO initially pushed U.S. Treasury yields higher, but they subsequently declined late in the reporting period amid the re-emergence of contagion fears from the European debt crisis. Near the end of the semiannual period, Standard and Poor’s downgraded Spain’s long-term credit rating by two notches to BBB+, prompting worries about the government facing higher borrowing costs. Following a strong start to 2012, the U.S. high yield market cooled off slightly in March and April. Lower-quality bonds were the strongest performers as CCC rated credits outperformed versus BB and single-B issues.

In our view, the LTROs have bought the Eurozone some time, the usefulness of which should not be underestimated. The pro-austerity New Democracy party won a narrow majority in Greece’s national election in June, mitigating (at least temporarily) fears of the country’s possible departure from the Eurozone. However, New Democracy’s victory does not offer a solution to the country’s huge fiscal and social problems – there is a long hard road ahead for the Greek people. The twin stimuli of the Federal Reserve’s “Operation Twist” in the U.S. and the Bank of England’s asset purchase program in the UK are coming to an end, and we are uncertain about a third LTRO in Europe. In our opinion, all of these factors could lead to greater uncertainty within markets and make them vulnerable to more bouts of volatility. Nonetheless, we believe that, overall, global economic growth looks to be reasonably supported in the short term, albeit on a slower trajectory than its recent pace.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

2012 Semiannual Report

3

Aberdeen Optimal Allocations Funds (Unaudited)

The Aberdeen Optimal Allocations Fund: Defensive (Class A shares at NAV net of fees) returned 4.02% for the six-month period ended April 30, 2012, versus 2.44% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index, and 6.52% for its defensive composite index, a blend of 40% Standard & Poor’s (S&P) 500 Index and 60% Barclays Capital U.S. Aggregate Index, during the same period. The broad-market S&P 500 Index returned 12.77% during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 454 funds) was 4.94% for the period.

The Aberdeen Optimal Allocations Fund: Growth (Class A shares at NAV net of fees) returned 6.13% for the six-month period ended April 30, 2012, versus 12.77% for its benchmark, the S&P 500 Index, and 9.70% for its growth composite index, a blend of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 746 funds) was 10.57% for the period.

The Aberdeen Optimal Allocations Fund: Moderate (Class A shares at NAV net of fees) returned 4.92% for the six-month period ended April 30, 2012, versus 12.77% for its benchmark, the S&P 500 Index, and 6.61% for its moderate composite index, a blend of 40% S&P 500 Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 496 funds) was 6.78% for the period.

The Aberdeen Optimal Allocations Fund: Moderate Growth (Class A shares at NAV net of fees) returned 5.66% for the six-month period ended April 30, 2012, versus 12.77% for its benchmark, the S&P 500 Index, and 8.66% for its moderate growth composite index, a blend of 60% S&P 500 Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 570 funds) was 7.89% for the period.

The Aberdeen Optimal Allocations Fund: Specialty (Class A shares at NAV net of fees) returned 5.96% for the six-month period ended April 30, 2012, versus 12.77% for its benchmark, the S&P 500 Index, and 9.71% for its specialty composite index, a blend of 70% S&P 500 Index and 30% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 746 funds) was 10.57% for the period.

The Optimal Allocations Series seeks to balance risk, as measured by volatility, with expected returns.

After a turbulent year, global financial markets across a wide range of asset classes generally moved higher in the fourth quarter of 2011, despite the fact that many serious macroeconomic concerns of investors remained largely unresolved. Market sentiment continued to face the headwinds of the rapidly evolving sovereign debt crisis in the Eurozone, while lingering political unrest in the Middle East had an adverse impact on oil and energy markets and contributed to persistent concerns over the growth rate of the global economy. Major global equity market indices managed to close the year on an upbeat note largely due to generally improving U.S. economic data and what we believe was investors’ cautious optimism regarding the situation in Europe.

The positive momentum seen in global financial markets at year-end carried over into January 2012, with risk asset classes starting the year on a distinctly positive note. Investors reacted positively to aggressive liquidity actions by the European Central Bank (ECB) that eased bank funding pressures in the Eurozone. In addition, we believe that U.S. economic data continued to demonstrate slow but steady growth, while fears of a “hard landing” in China seemed once again to be receding. Financial markets largely continued this “risk on” rally through the end of the first quarter, as investor fears around the European debt crisis and slowing global economic growth continued to ease. Some renewed headwinds did emerge late in the semiannual period, however, as Eurozone and Chinese economic data again weakened and there were renewed concerns about the fiscal situations in Spain and Italy. Despite the strong start to the year, markets traded down toward the end of the period as marginally weaker macroeconomic data in the U.S. combined with renewed fiscal stress in the Eurozone to trigger yet another round of risk-aversion among investors. Disappointing U.S. employment and gross domestic product (GDP) numbers at the outset of April set a negative tone, which was partially offset later in the month by generally strong first-quarter corporate earnings. All of these factors combined to leave global financial markets in a highly uncertain state as the semiannual period came to a close.

With market conditions mostly favorable to an increase in risk appetite during the reporting period, the Optimal Allocations funds’ more economically sensitive asset classes were generally among the better performers. The broader funds’ exposures to U.S. small-cap equities and the Specialty fund’s exposure to U.S. micro caps were significant contributors, with very strong returns from Ivy Micro Cap Growth Fund and Aberdeen Small Cap Fund. The funds’ holdings in U.S. real estate also bolstered performance, with strong returns from iShares Cohen & Steers Realty Majors Index Fund. The funds’ fixed income assets also generated positive returns for the period, led by the Eaton Vance Floating Rate Loan Fund. At the same time, the holdings in iShares Barclays 7-10 Year Treasury Bond Fund and iShares Barclays TIPS (Treasury inflation protected securities) Fund were also positive contributors, benefiting from continued investor interest in higher-quality, “safe haven” investments. One significant detractor from performance on an individual asset class basis was the funds’ holding in Credit Suisse Commodity Return Strategy Fund, which delivered negative performance for the reporting period against a backdrop of sluggish global demand for commodities.

The funds’ underlying asset allocation models are developed annually and fully re-specified at the beginning of each calendar year. Coming into 2012, we maintained global diversification across each of the asset classes held in a fund. Among equity asset classes, we continued to hold broadly diversified international and emerging markets exposure along with domestic equities. We reduced the

Semiannual Report 2012

4

Aberdeen Optimal Allocations Funds (Unaudited) (concluded)

funds’ overall level of global sector holdings while increasing our U.S. equity exposures, with a slight bias toward larger- versus smaller-cap holdings. Within global sectors, we continued to invest in segments like infrastructure, which brings with it high-quality yield assets that provide both an inflation hedge as well as leverage to broader economic growth. The funds’ fixed income exposure is also globally diversified, with a focus on yield-oriented assets that we feel also provide attractive credit risk dynamics.

The funds are currently fully invested consistent with their respective 2012 allocation models and are highly diversified across various traditional and non-traditional asset classes. Each of the five model portfolios is structured around a long-term strategic allocation, but retains the flexibility to tilt specific allocations in the medium term based on changes in relative valuations or specific macroeconomic events. This allows us to respond to changing market conditions in an effort to more effectively manage each fund’s overall risk/return characteristics.

Portfolio Management:

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of risk.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The funds are subject to different levels and combinations of risk, based their actual allocation among the various asset classes and underlying funds. The Funds will be exposed to risks associated with investing in underlying mutual funds and exchange-traded funds. The funds will be affected by stock and bond market risks, among others. They invest a significant proportion of their assets in specialty assets, which may involve riskier types of securities or investments than those offered by other asset classes.

The funds may hold larger positions in fewer securities than other funds, which may cause a single security’s increase or decrease in value to have a greater impact on the funds’ value and total return.

Please read the prospectus for more detailed information regarding these risks.

2012 Semiannual Report

5

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	4.02%		0.86%		4.20%	4.49%
	w/SC3	(1.99%	)	(4.91%	)	2.98%	3.35%
Class C	w/o SC	3.57%		0.05%		3.42%	3.73%
	w/SC4	2.57%		(0.91%	)	3.42%	3.73%
Institutional Class[5]	w/o SC	4.16%		1.05%		4.42%	4.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 15, 2006.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semiannual Report 2012

6

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Defensive, Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index, the Defensive Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for the unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The components of the Defensive Composite Index and its weightings are 40% S&P 500® Index and 60% Barclays Capital U.S. Aggregate Bond Index. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

April 30, 2012

Asset Allocation
Exchange Traded Funds	53.1%
Mutual Funds	46.0%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries
Fixed Income Funds	56.6%
Equity Funds	32.5%
Real Estate Investment Trust (REIT) Funds	4.1%
Commodity Funds	3.0%
Alternative Investment	2.9%
Other	0.9%
100.0%
Top Holdings
Oppenheimer International Bond Fund, Class Y	15.5%
iShares Barclays Aggregate Bond Fund	13.9%
iShares Barclays 7-10 Year Treasury Bond Fund	7.8%
Eaton Vance Floating-Rate Fund, Class I	6.2%
iShares Russell Midcap Index Fund	6.1%
PIMCO Emerging Markets Currency Fund, Institutional Class	5.2%
Aberdeen Equity Long-Short Fund, Institutional Class	5.1%
iShares S&P Global Healthcare Sector Index Fund	5.0%
iShares Barclays TIPS Bond Fund	5.0%
iShares S&P 500 Index Fund	4.1%
Other	26.1%
100.0%

2012 Semiannual Report

7

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Optimal Allocations Fund: Defensive

	Shares or Principal Amount	Value
MUTUAL FUNDS (46.0%)
Alternative Investment (2.9%)
AQR Managed Futures Strategy Fund, Class I	25,313	$238,702
Commodity Fund (3.0%)
Credit Suisse Commodity Return Strategy Fund, Class I*	29,944	244,944
Equity Funds (13.2%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	11,626	169,041
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	35,705	414,181
Aberdeen Global Natural Resources Fund, Institutional Class (a)	9,647	164,182
Aberdeen International Equity Fund, Institutional Class (a)	23,629	329,864
		1,077,268
Fixed Income Funds (26.9%)
Eaton Vance Floating-Rate Fund, Class I	55,931	505,061
Oppenheimer International Bond Fund, Class Y	198,176	1,264,363
PIMCO Emerging Markets Currency Fund, Institutional Class	39,996	419,954
		2,189,378
Total Mutual Funds		3,750,292
EXCHANGE TRADED FUNDS (53.1%)
Equity Funds (19.3%)
iShares Russell Midcap Index Fund	4,500	496,350
iShares S&P 500 Index Fund	2,400	336,672
iShares S&P Global Healthcare Sector Index Fund	6,800	410,448
iShares S&P Global Infrastructure Index Fund	9,300	330,336
		1,573,806
Fixed Income Funds (29.7%)
iShares Barclays 1-3 Year Treasury Bond Fund	2,950	$249,157
iShares Barclays 7-10 Year Treasury Bond Fund	6,000	634,140
iShares Barclays Aggregate Bond Fund	10,270	1,135,759
iShares Barclays TIPS Bond Fund	3,400	406,028
		2,425,084
Real Estate Investment Trust (REIT) Funds (4.1%)
iShares Cohen & Steers Realty Majors Index Fund	2,030	159,842
SPDR Dow Jones International Real Estate Fund	4,567	170,806
		330,648
Total Exchange Traded Funds		4,329,538
Total Investments (Cost $7,556,277) (b)—99.1%		8,079,830

Other assets in excess of liabilities—0.9%		74,586
Net Assets—100.0%		$8,154,416

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

Semiannual Report 2012

8

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†	1 Yr.		5 Yr.		Inception[2]
Class A	w/o SC	6.13%	(4.60%	)	0.05%		5.35%
	w/SC3	0.02%	(10.07%	)	(1.12%	)	4.55%
Class C	w/o SC	5.79%	(5.20%	)	(0.63%	)	4.57%
	w/SC4	4.79%	(6.14%	)	(0.63%	)	4.57%
Class R6	w/o SC	5.94%	(4.91%	)	(0.26%	)	4.98%
Institutional Class[5,6]	w/o SC	6.29%	(4.37%	)	(0.15%	)	5.28%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns before the first offering of the Institutional Class (July 29, 2011) are based on the previous performance of Class A. The performance of Class A is substantially similar to what Institutional Class would have produced because both classes invest in the same portfolio of securities. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.
6	Not subject to any sales charges.

2012 Semiannual Report

9

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Growth, S&P 500® Index, the Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The components of the Growth Composite Index and its weightings are 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and 5% Barclays Capital U.S. Aggregate Bond Index. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The MSCI EAFE Index captures large and mid cap representation across 22 of 24 Developed Markets countries, excluding the US and Canada. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

April 30, 2012

Asset Allocation
Mutual Funds	60.0%
Exchange Traded Funds	38.6%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries
Equity Funds	70.3%
Fixed Income Funds	10.2%
Real Estate Investment Trust (REIT) Funds	7.5%
Alternative Investment	5.6%
Commodity Funds	5.0%
Other	1.4%
100.0%

Top Holdings
Aberdeen International Equity Fund, Institutional Class	12.0%
iShares Russell Midcap Index Fund	9.2%
iShares S&P Global Infrastructure Index Fund	8.3%
iShares S&P 500 Index Fund	7.3%
Aberdeen Small Cap Fund, Institutional Class	6.9%
iShares S&P Global Healthcare Sector Index Fund	6.3%
Aberdeen U.S. Equity Fund, Institutional Class	6.0%
AQR Managed Futures Strategy Fund, Class I	5.6%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	5.2%
PIMCO Emerging Markets Currency Fund, Institutional Class	5.1%
Other	28.1%
100.0%

Semiannual Report 2012

10

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Optimal Allocations Fund: Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (60.0%)
Alternative Investment (5.6%)
AQR Managed Futures Strategy Fund, Class I	49,272	$464,633
Commodity Fund (5.0%)
Credit Suisse Commodity Return Strategy Fund, Class I*	50,204	410,666
Equity Funds (39.2%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	29,482	428,675
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	36,231	420,281
Aberdeen Global Natural Resources Fund, Institutional Class (a)	19,256	327,734
Aberdeen International Equity Fund, Institutional Class (a)	71,021	991,446
Aberdeen Small Cap Fund, Institutional Class (a)	34,743	571,877
Aberdeen U.S. Equity Fund, Institutional Class (a)	47,650	491,748
		3,231,761
Fixed Income Funds (10.2%)
Eaton Vance Floating-Rate Fund, Class I	46,261	417,738
PIMCO Emerging Markets Currency Fund, Institutional Class	40,419	424,404
		842,142
Total Mutual Funds		4,949,202
EXCHANGE TRADED FUNDS (38.6%)
Equity Funds (31.1%)
iShares Russell Midcap Index Fund	6,862	$756,879
iShares S&P 500 Index Fund	4,319	605,869
iShares S&P Global Healthcare Sector Index Fund	8,600	519,096
iShares S&P Global Infrastructure Index Fund	19,200	681,984
		2,563,828
Real Estate Investment Trust (REIT) Funds (7.5%)
iShares Cohen & Steers Realty Majors Index Fund	4,484	353,070
SPDR Dow Jones International Real Estate Fund	7,077	264,680
		617,750
Total Exchange Traded Funds		3,181,578
Total Investments (Cost $7,121,308) (b)—98.6%		8,130,780

Other assets in excess of liabilities—1.4%		113,575
Net Assets—100.0%		$8,244,355

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2012 Semiannual Report

11

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	4.92%		(1.34%	)	3.12%	6.32%
	w/SC3	(1.08%	)	(7.04%	)	1.91%	5.52%
Class C	w/o SC	4.54%		(2.09%	)	2.37%	5.49%
	w/SC4	3.54%		(3.06%	)	2.37%	5.49%
Class R5	w/o SC	4.71%		(1.85%	)	2.81%	5.93%
Institutional Class[5]	w/o SC	5.07%		(1.13%	)	3.36%	6.52%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objective and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semiannual Report 2012

12

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate, S&P 500® Index, the Moderate Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The components of the Moderate Composite Index and its weightings are 40% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The MSCI EAFE Index captures large and mid cap representation across 22 of 24 Developed Markets countries, excluding the US and Canada. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

April 30, 2012

Asset Allocation
Mutual Funds	53.2%
Exchange Traded Funds	45.7%
Repurchase Agreement	0.6%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries
Equity Funds	47.4%
Fixed Income Funds	39.3%
Real Estate Investment Trust (REIT) Funds	4.3%
Alternative Investment	4.0%
Commodity Funds	3.9%
Other	1.1%
100.0%

Top Holdings*
iShares Barclays Aggregate Bond Fund	10.0%
Oppenheimer International Bond Fund, Class Y	9.1%
Aberdeen International Equity Fund, Institutional Class	8.0%
iShares Russell Midcap Index Fund	7.9%
PIMCO Emerging Markets Currency Fund, Institutional Class	5.9%
iShares S&P 500 Index Fund	5.1%
iShares Barclays 7-10 Year Treasury Bond Fund	5.1%
iShares S&P Global Healthcare Sector Index Fund	5.1%
Eaton Vance Floating-Rate Fund, Class I	5.1%
Aberdeen Equity Long-Short Fund, Institutional Class	5.0%
Other	33.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

13

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Optimal Allocations Fund: Moderate

	Shares or Principal Amount	Value
MUTUAL FUNDS (53.2%)
Alternative Investment (4.0%)
AQR Managed Futures Strategy Fund, Class I	123,629	$1,165,825
Commodity Fund (3.9%)
Credit Suisse Commodity Return Strategy Fund, Class I*	140,408	1,148,534
Equity Funds (25.2%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	80,818	1,175,092
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	127,872	1,483,313
Aberdeen Global Natural Resources Fund, Institutional Class (a)	51,522	876,906
Aberdeen International Equity Fund, Institutional Class (a)	167,849	2,343,172
Aberdeen Small Cap Fund, Institutional Class (a)	37,303	614,002
Aberdeen U.S. Equity Fund, Institutional Class (a)	88,301	911,273
		7,403,758
Fixed Income Funds (20.1%)
Eaton Vance Floating-Rate Fund, Class I	164,631	1,486,613
Oppenheimer International Bond Fund, Class Y	419,538	2,676,651
PIMCO Emerging Markets Currency Fund, Institutional Class	165,425	1,736,965
		5,900,229
Total Mutual Funds		15,618,346
EXCHANGE TRADED FUNDS (45.7%)
Equity Funds (22.2%)
iShares Russell Midcap Index Fund	21,211	2,339,573
iShares S&P 500 Index Fund	10,700	1,500,996
iShares S&P Global Healthcare Sector Index Fund	24,700	1,490,892
iShares S&P Global Infrastructure Index Fund	33,700	1,197,024
		6,528,485
Fixed Income Funds (19.2%)
iShares Barclays 7-10 Year Treasury Bond Fund	14,200	$1,500,798
iShares Barclays Aggregate Bond Fund	26,528	2,933,732
iShares Barclays TIPS Bond Fund	10,100	1,206,142
		5,640,672
Real Estate Investment Trust (REIT) Funds (4.3%)
iShares Cohen & Steers Realty Majors Index Fund	7,871	619,763
SPDR Dow Jones International Real Estate Fund	17,095	639,353
		1,259,116
Total Exchange Traded Funds		13,428,273
REPURCHASE AGREEMENT (0.6%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $180,000 collateralized by U.S.Treasury Note, maturing 11/30/14; total market value of $184,406	$180,000	180,000
Total Repurchase Agreement		180,000
Total Investments (Cost $26,724,240) (b)—99.5%		29,226,619

Other assets in excess of liabilities—0.5%		153,735
Net Assets—100.0%		$29,380,354

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying notes to financial statements.

Semiannual Report 2012

14

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	5.66%		(2.54%	)	1.76%	6.07%
	w/SC3	(0.39%	)	(8.11%	)	0.57%	5.27%
Class C	w/o SC	5.29%		(3.19%	)	1.04%	5.30%
	w/SC4	4.29%		(4.15%	)	1.04%	5.30%
Class R5	w/o SC	5.60%		(2.74%	)	1.52%	5.77%
Institutional Class[5,6]	w/o SC	5.84%		(2.25%	)	1.80%	6.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A. During this period Institutional Class did not have any shareholders. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2012 Semiannual Report

15

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate Growth, S&P 500® Index, the Moderate Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The components of the Moderate Growth Composite Index and its weightings are 60% S&P 500® Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The MSCI EAFE Index captures large and mid cap representation across 22 of 24 Developed Markets countries, excluding the US and Canada. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

April 30, 2012

Asset Allocation
Mutual Funds	58.1%
Exchange Traded Funds	41.1%
Repurchase Agreement	0.9%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Top Industries
Equity Funds	60.8%
Fixed Income Funds	24.4%
Real Estate Investment Trust (REIT) Funds	5.3%
Alternative Investment	4.8%
Commodity Funds	3.9%
Other	0.8%
100.0%
Top Holdings*
Aberdeen International Equity Fund, Institutional Class	10.2%
iShares Russell Midcap Index Fund	9.2%
iShares S&P Global Infrastructure Index Fund	6.3%
iShares S&P 500 Index Fund	6.2%
Oppenheimer International Bond Fund, Class Y	6.2%
iShares S&P Global Healthcare Sector Index Fund	6.1%
Aberdeen Equity Long-Short Fund, Institutional Class	5.2%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	5.1%
Eaton Vance Floating-Rate Fund, Class I	5.1%
PIMCO Emerging Markets Currency Fund, Institutional Class	5.1%
Other	35.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semiannual Report 2012

16

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Optimal Allocations Fund: Moderate Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (58.1%)
Alternative Investment (4.8%)
AQR Managed Futures Strategy Fund, Class I	123,838	$1,167,786
Commodity Fund (3.9%)
Credit Suisse Commodity Return Strategy Fund, Class I*	117,801	963,615
Equity Funds (33.0%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	87,020	1,265,266
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	109,277	1,267,613
Aberdeen Global Natural Resources Fund, Institutional Class (a)	59,376	1,010,579
Aberdeen International Equity Fund, Institutional Class (a)	178,875	2,497,091
Aberdeen Small Cap Fund, Institutional Class (a)	62,318	1,025,759
Aberdeen U.S. Equity Fund, Institutional Class (a)	100,516	1,037,329
		8,103,637
Fixed Income Funds (16.4%)
Eaton Vance Floating-Rate Fund, Class I	139,279	1,257,693
Oppenheimer International Bond Fund, Class Y	236,575	1,509,350
PIMCO Emerging Markets Currency Fund, Institutional Class	119,386	1,253,550
		4,020,593
Total Mutual Funds		14,255,631
EXCHANGE TRADED FUNDS (41.1%)
Equity Funds (27.8%)
iShares Russell Midcap Index Fund	20,467	2,257,510
iShares S&P 500 Index Fund	10,820	1,517,830
iShares S&P Global Healthcare Sector Index Fund	24,900	1,502,964
iShares S&P Global Infrastructure Index Fund	43,300	1,538,016
		6,816,320
Fixed Income Funds (8.0%)
iShares Barclays 7-10 Year Treasury Bond Fund	7,300	$771,537
iShares Barclays Aggregate Bond Fund	10,879	1,203,108
		1,974,645
Real Estate Investment Trust (REIT) Funds (5.3%)
iShares Cohen & Steers Realty Majors Index Fund	9,955	783,857
SPDR Dow Jones International Real Estate Fund	13,920	520,608
		1,304,465
Total Exchange Traded Funds		10,095,430
REPURCHASE AGREEMENT (0.9%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $235,001, collateralized by U.S. Treasury Note, maturing 11/30/14; total market value of $242,363	$235,000	235,000
Total Repurchase Agreement		235,000
Total Investments (Cost $21,590,967) (b)—100.1%		24,586,061

Liabilities in excess of other assets—(0.1)%		(35,318)
Net Assets—100.0%		$24,550,743

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2012 Semiannual Report

17

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2012)		Six Months†		1 Yr.		5 Yr.		Inception[2]
Class A	w/o SC	5.96%		(5.03%	)	(0.37%	)	5.69%
	w/SC3	(0.16%	)	(10.50%	)	(1.54%	)	4.89%
Class C	w/o SC	5.60%		(5.75%	)	(1.10%	)	4.91%
	w/SC4	4.60%		(6.68%	)	(1.10%	)	4.91%
Class R5	w/o SC	5.73%		(5.40%	)	(0.64%	)	5.40%
Institutional Class[5]	w/o SC	6.06%		(4.83%	)	(0.11%	)	5.97%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

†	Not Annualized.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six month and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semiannual Report 2012

18

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2012)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Specialty, S&P 500® Index, the Specialty Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The components of the Specialty Composite Index and its weightings are 70% S&P 500® Index and 30% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The MSCI EAFE Index captures large and mid cap representation across 22 of 24 Developed Markets countries, excluding the US and Canada. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

April 30, 2012

Asset Allocation
Mutual Funds	60.2%
Exchange Traded Funds	39.2%
Repurchase Agreement	0.8%
Liabilities in excess of other assets	(0.2%	)
	100.0%

Top Industries
Equity Funds	61.4%
Fixed Income Funds	12.6%
Real Estate Investment Trust (REIT) Funds	11.6%
Commodity Funds	7.8%
Alternative Investment	6.0%
Other	0.6%
100.0%

Top Holdings*
iShares Russell Midcap Index Fund	10.2%
iShares S&P Global Healthcare Sector Index Fund	9.3%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	8.2%
iShares S&P Global Infrastructure Index Fund	8.1%
Credit Suisse Commodity Return Strategy Fund, Class I	7.8%
Aberdeen Equity Long-Short Fund, Institutional Class	7.1%
PIMCO Emerging Markets Currency Fund, Institutional Class	6.5%
iShares Cohen & Steers Realty Majors Index Fund	6.3%
Eaton Vance Floating-Rate Fund, Class I	6.1%
AQR Managed Futures Strategy Fund, Class I	6.0%
Other	24.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2012 Semiannual Report

19

Statement of Investments

April 30, 2012 (Unaudited)

Aberdeen Optimal Allocations Fund: Specialty

	Shares or Principal Amount	Value
MUTUAL FUNDS (60.2%)
Alternative Investment (6.0%)
AQR Managed Futures Strategy Fund, Class I	159,297	$1,502,170
Commodity Fund (7.8%)
Credit Suisse Commodity Return Strategy Fund, Class I*	241,271	1,973,593
Equity Funds (33.8%)
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class (a)	128,165	1,313,685
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	141,578	2,058,549
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	153,216	1,777,306
Aberdeen Global Natural Resources Fund, Institutional Class (a)	59,882	1,019,194
Aberdeen International Equity Fund, Institutional Class (a)	94,178	1,314,726
Ivy Micro Cap Growth Fund, Class I	54,216	1,021,427
		8,504,887
Fixed Income Funds (12.6%)
Eaton Vance Floating-Rate Fund, Class I	170,549	1,540,055
PIMCO Emerging Markets Currency Fund, Institutional Class	156,782	1,646,218
		3,186,273
Total Mutual Funds		15,166,923
EXCHANGE TRADED FUNDS (39.2%)
Equity Funds (27.6%)
iShares Russell Midcap Index Fund	23,300	2,569,990
iShares S&P Global Healthcare Sector Index Fund	38,500	2,323,860
iShares S&P Global Infrastructure Index Fund	57,600	2,045,952
		6,939,802
Real Estate Investment Trust (REIT) Funds (11.6%)
iShares Cohen & Steers Realty Majors Index Fund	20,106	$1,583,146
SPDR Dow Jones International Real Estate Fund	35,904	1,342,810
		2,925,956
Total Exchange Traded Funds		9,865,758
REPURCHASE AGREEMENT (0.8%)
State Street Bank, 0.08%, dated 4/30/12, due 5/01/12, repurchase price $204,001 collateralized by U.S. Treasury Note, maturing 6/30/16; total market value of $212,944	$204,000	204,000
Total Repurchase Agreement		204,000
Total Investments (Cost $23,448,366) (b)—100.2%		25,236,681

Liabilities in excess of other assets—(0.2)%		(50,107)
Net Assets—100.0%		$25,186,574

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semiannual Report 2012

20

Statements of Assets and Liabilities (Unaudited)

April 30, 2012

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Assets:
Investments, at value	$7,002,562	$4,899,019	$21,642,861	$16,247,424	$17,549,221
Investments in affiliates, at value	1,077,268	3,231,761	7,403,758	8,103,637	7,483,460
Repurchase agreements, at value	–	–	180,000	235,000	204,000

Total Investments	8,079,830	8,130,780	29,226,619	24,586,061	25,236,681

Cash	96,675	59,553	274	73	83
Receivable for investments sold	–	36,213	158,023	–	53,113
Receivable from adviser	17,795	10,930	11,577	10,263	12,418
Receivable for capital shares issued	347	3,962	5,255	5,604	10,624
Other assets	–	24,013	25,010	24,635	24,596

Total Assets	8,194,647	8,265,451	29,426,758	24,626,636	25,337,515

Liabilities:
Payable for capital shares redeemed	8	–	–	32,638	104,549
Accrued expenses and other payables:
Investment advisory fees	1,002	1,013	3,614	3,017	3,101
Administration fees	178	180	641	535	550
Administrative services fees	100	627	132	813	108
Transfer agent fees	781	1,075	5,731	4,444	12,190
Distribution fees	5,051	4,458	17,431	13,967	14,086
Printing fees	2,021	2,235	3,618	6,005	895
Legal fees	161	173	640	523	560
Fund accounting fees	165	240	891	673	768
Custodian fees	63	188	200	205	221
Other	30,701	10,907	13,506	13,073	13,913

Total Liabilities	40,231	21,096	46,404	75,893	150,941

Net Assets	$8,154,416	$8,244,355	$29,380,354	$24,550,743	$25,186,574

Cost:
Investments	$6,589,866	$4,379,032	$19,987,274	$14,664,830	$16,515,867
Investments in affiliates	966,411	2,742,276	6,556,966	6,691,137	6,728,499
Repurchase agreements	–	–	180,000	235,000	204,000
Represented by:
Capital	$7,674,587	$10,938,987	$30,704,319	$27,775,639	$46,134,561
Accumulated net investment income/(loss)	7,953	1,360	20,575	13,225	(41,605)
Accumulated net realized loss from investments	(51,677)	(3,705,464)	(3,846,919)	(6,233,215)	(22,694,697)
Net unrealized appreciation on investments	523,553	1,009,472	2,502,379	2,995,094	1,788,315

Net Assets	$8,154,416	$8,244,355	$29,380,354	$24,550,743	$25,186,574

Net Assets:
Class A Shares	$1,871,524	$3,696,722	$9,211,824	$9,943,504	$6,886,669
Class C Shares	5,676,394	4,511,433	18,683,185	14,583,417	15,289,975
Class R Shares	–	26,178	401,442	15,767	270,394
Institutional Class Shares	606,498	10,022	1,083,903	8,055	2,739,536

Total	$8,154,416	$8,244,355	$29,380,354	$24,550,743	$25,186,574

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

21

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2012

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate		Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	175,358	340,404	779,345		873,797		600,248
Class C Shares	536,806	429,409	1,609,758		1,303,577		1,368,992
Class R Shares	–	2,452	34,189		1,391		23,649
Institutional Class Shares	56,881	924	91,807		711		236,887

Total	769,045	773,189	2,515,099		2,179,476		2,229,776

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.67	$10.86	$11.82		$11.38		$11.47
Class C Shares (a)	$10.57	$10.51	$11.61	(b)	$11.19	(b)	$11.17
Class R Shares	$–	$10.68	$11.74		$11.34		$11.43
Institutional Class Shares	$10.66	$10.85	$11.81		$11.33		$11.56
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.32	$11.52	$12.54		$12.07		$12.17
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%		5.75%		5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2012 due to financial statement rounding.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

22

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2012

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
INVESTMENT INCOME:
Dividend income	$104,383	$53,804	$295,106	$187,566	$175,358
Dividend income from affiliates	14,133	49,935	115,684	134,662	136,629
Interest income	8	6	32	28	27

	118,524	103,745	410,822	322,256	312,014

Expenses:
Investment advisory fees	6,117	6,188	22,352	18,563	19,325
Administration fees	1,076	1,088	3,930	3,264	3,398
Distribution fees Class A	2,352	4,627	11,280	12,709	8,941
Distribution fees Class C	28,758	22,579	96,887	72,777	78,426
Distribution fees Class R	–	58	955	52	644
Administrative services fees Class A	97	856	1,355	1,659	704
Administrative services fees Class R	–	28	392	4	173
Registration and filing fees	68,757	34,561	34,811	35,107	34,823
Transfer agent fees	12,404	16,887	26,996	23,134	30,508
Audit fees	8,660	8,660	8,915	8,915	8,915
Printing fees	1,420	1,923	4,142	4,455	4,245
Fund accounting fees	375	402	1,460	1,223	1,289
Custodian fees	502	517	692	635	624
Legal fees	196	200	727	604	633
Trustee fees	177	182	662	548	577
Other	1,313	1,691	3,056	2,740	3,196

Total expenses before reimbursed/waived expenses	132,204	100,447	218,612	186,389	196,421
Expenses reimbursed/waived by investment advisor	(90,802)	(61,986)	(70,487)	(68,250)	(75,324)

Net Expenses	41,402	38,461	148,125	118,139	121,097

Net Investment Income	77,122	65,284	262,697	204,117	190,917

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	4,864	6,518	18,011	19,658	26,946
Realized gain distributions from underlying non-affiliated funds	3,599	713	10,936	4,524	78,170
Realized gain from investment transactions from affiliated funds	38,426	215,276	739,040	733,598	318,590
Realized gain from investment transactions from non-affiliated funds	45,773	99,737	498,735	224,761	166,410

Net realized gain from investments	92,662	322,244	1,266,722	982,541	590,116

Net change in unrealized appreciation/depreciation on investment transactions	134,714	87,413	(179,655)	125,769	621,716

Net realized/unrealized gain from investments	227,376	409,657	1,087,067	1,108,310	1,211,832

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$304,498	$474,941	$1,349,764	$1,312,427	$1,402,749

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

23

Statements of Changes in Net Assets

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$77,122	$152,141	$65,284	$123,184	$262,697	$569,424
Net realized gain/(loss) from investments	92,662	521,966	322,244	191,552	1,266,722	2,469,679
Net change in unrealized appreciation/depreciation on investments	134,714	(538,648)	87,413	(168,469)	(179,655)	(2,419,792)

Changes in net assets resulting form operations	304,498	135,459	474,941	146,267	1,349,764	619,311

Distributions to Shareholders From:
Net investment income:
Class A	(22,290)	(43,441)	(30,756)	(63,791)	(97,778)	(214,405)
Class B(a)	–	(6,447)	–	(8,757)	–	(14,614)
Class C	(48,098)	(91,707)	(33,509)	(51,915)	(146,725)	(304,357)
Class R	–	–	(167)	(238)	(3,130)	(14,431)
Institutional Class	(6,717)	(5,322)	(83)	(49)	(12,450)	(25,052)
Net realized gains:
Class A	(38,440)	–	–	–	–	–
Class C	(121,133)	–	–	–	–	–
Institutional Class	(10,293)	–	–	–	–	–

Change in net assets from shareholder distributions	(246,971)	(146,917)	(64,515)	(124,750)	(260,083)	(572,859)

Change in net assets from capital transactions	(156,504)	(856,754)	(737,784)	(3,067,624)	(2,753,561)	(12,301,607)

Change in net assets	(98,977)	(868,212)	(327,358)	(3,046,107)	(1,663,880)	(12,255,155)

Net Assets:
Beginning of period	8,253,393	9,121,605	8,571,713	11,617,820	31,044,234	43,299,389

End of period	$8,154,416	$8,253,393	$8,244,355	$8,571,713	$29,380,354	$31,044,234

Accumulated net investment income/(loss) at end of period	$7,953	$7,936	$1,360	$591	$20,575	$17,961

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

24

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$332,859	$660,137	$172,563	$654,002	$1,344,851	$2,735,094
Proceeds from conversion of Class B Shares(a)	–	885,153	–	906,448	–	1,966,804
Dividends reinvested	44,361	29,962	23,892	51,722	62,542	122,490
Cost of shares redeemed(b)	(388,653)	(1,524,697)	(443,427)	(3,059,423)	(1,753,892)	(8,344,351)

Total Class A	(11,433)	50,555	(246,972)	(1,447,251)	(346,499)	(3,519,963)

Class B Shares(a)
Proceeds from shares issued	–	5,391	–	6,656	–	11,090
Dividends reinvested	–	3,419	–	6,363	–	9,632
Cost of shares converted to Class A Shares	–	(885,153)	–	(906,448)	–	(1,966,804)
Cost of shares redeemed(b)	–	(94,642)	–	(74,000)	–	(149,875)

Total Class B	–	(970,985)	–	(967,429)	–	(2,095,957)

Class C Shares
Proceeds from shares issued	291,447	1,313,302	302,461	673,143	651,755	2,984,504
Dividends reinvested	95,782	52,199	16,381	22,969	82,449	162,270
Cost of shares redeemed(b)	(627,969)	(1,668,138)	(812,789)	(1,357,251)	(3,140,406)	(8,592,800)

Total Class C	(240,740)	(302,637)	(493,947)	(661,139)	(2,406,202)	(5,446,026)

Class R Shares
Proceeds from shares issued	–	–	3,886	14,236	43,143	145,370
Dividends reinvested	–	–	167	238	1,543	5,187
Cost of shares redeemed(b)	–	–	(1,001)	(16,328)	(65,342)	(968,094)

Total Class R	–	–	3,052	(1,854)	(20,656)	(817,537)

Institutional Class Shares
Proceeds from shares issued	127,326	482,066	–	10,000	96,686	213,087
Dividends reinvested	3,777	1,944	83	49	3,748	8,734
Cost of shares redeemed(b)	(35,434)	(117,697)	–	–	(80,638)	(643,945)

Total Institutional Class	95,669	366,313	83	10,049	19,796	(422,124)

Change in net assets from capital transactions:	$(156,504)	$(856,754)	$(737,784)	$(3,067,624)	$(2,753,561)	$(12,301,607)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

25

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	31,938	62,351	16,673	61,456	117,281	235,577
Issued in conversion from Class B Shares(a)	–	83,113	–	83,084	–	168,247
Reinvested	4,330	2,834	2,387	4,937	5,528	10,697
Redeemed	(37,203)	(142,317)	(41,897)	(283,867)	(153,053)	(720,537)

Total Class A Shares	(935)	5,981	(22,837)	(134,390)	(30,244)	(306,016)

Class B Shares(a)
Issued	–	517	–	645	–	989
Reinvested	–	330	–	617	–	858
Redeemed in conversion to Class A Shares	–	(83,860)	–	(85,434)	–	(171,357)
Redeemed	–	(9,039)	–	(7,158)	–	(13,234)

Total Class B Shares	–	(92,052)	–	(91,330)	–	(182,744)

Class C Shares
Issued	28,041	124,913	29,547	64,327	57,641	261,646
Reinvested	9,440	4,987	1,687	2,228	7,452	14,434
Redeemed	(60,371)	(158,794)	(80,664)	(130,776)	(278,205)	(756,783)

Total Class C Shares	(22,890)	(28,894)	(49,430)	(64,221)	(213,112)	(480,703)

Class R Shares
Issued	–	–	380	1,358	3,741	12,613
Reinvested	–	–	17	23	138	455
Redeemed	–	–	(101)	(1,538)	(5,908)	(83,072)

Total Class R Shares	–	–	296	(157)	(2,029)	(70,004)

Institutional Class Shares
Issued	12,181	45,365	–	911	8,340	18,438
Reinvested	368	184	8	5	331	763
Redeemed	(3,368)	(10,915)	–	–	(7,122)	(55,738)

Total Institutional Class Shares	9,181	34,634	8	916	1,549	(36,537)

Total change in shares:	(14,644)	(80,331)	(71,963)	(289,182)	(243,836)	(1,076,004)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

26

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$204,117	$423,414	$190,917	$496,752
Net realized gain/(loss) from investments	982,541	1,606,273	590,116	(12,766)
Net change in unrealized appreciation/depreciation on investments	125,769	(1,470,331)	621,716	(828,267)

Changes in net assets resulting form operations	1,312,427	559,356	1,402,749	(344,281)

Distributions to Shareholders From:
Net investment income:
Class A	(101,304)	(204,878)	(68,111)	(142,392)
Class B(a)	–	(21,248)	–	(35,462)
Class C	(96,883)	(193,823)	(133,950)	(261,654)
Class R	(221)	(314)	(2,284)	(6,069)
Institutional Class	(88)	(96)	(28,177)	(65,327)
Net realized gains:
Class A	–	–	–	–
Class C	–	–	–	–
Institutional Class	–	–	–	–

Change in net assets from shareholder distributions	(198,496)	(420,359)	(232,522)	(510,904)

Change in net assets from capital transactions	(2,363,315)	(7,195,798)	(3,721,321)	(9,760,429)

Change in net assets	(1,249,384)	(7,056,801)	(2,551,094)	(10,615,614)

Net Assets:
Beginning of period	25,800,127	32,856,928	27,737,668	38,353,282

End of period	$24,550,743	$25,800,127	$25,186,574	$27,737,668

Accumulated net investment income/(loss) at end of period	$13,225	$7,604	$(41,605)	$–

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

27

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$518,240	$1,707,326	$496,203	$1,396,141
Proceeds from conversion of Class B Shares(a)	–	2,832,641	–	3,017,842
Dividends reinvested	75,867	158,226	40,301	87,278
Cost of shares redeemed(b)	(1,854,947)	(6,661,059)	(1,621,607)	(4,493,653)

Total Class A	(1,260,840)	(1,962,866)	(1,085,103)	7,608

Class B Shares(a)
Proceeds from shares issued	–	7,816	–	36,732
Dividends reinvested	–	14,001	–	13,658
Cost of shares converted to Class A Shares	–	(2,832,641)	–	(3,017,842)
Cost of shares redeemed(b)	–	(148,126)	–	(467,721)

Total Class B	–	(2,958,950)	–	(3,435,173)

Class C Shares
Proceeds from shares issued	481,672	2,376,148	242,691	852,809
Dividends reinvested	45,441	88,983	52,741	95,187
Cost of shares redeemed(b)	(1,616,588)	(4,754,465)	(2,531,704)	(7,094,503)

Total Class C	(1,089,475)	(2,289,334)	(2,236,272)	(6,146,507)

Class R Shares
Proceeds from shares issued	2,804	38,768	14,342	184,842
Dividends reinvested	118	144	–	–
Cost of shares redeemed(b)	(15,996)	(29,064)	(10,844)	(324,405)

Total Class R	(13,074)	9,848	3,498	(139,563)

Institutional Class Shares
Proceeds from shares issued	60	5,461	407,873	1,300,693
Dividends reinvested	14	43	1,610	3,140
Cost of shares redeemed(b)	–	–	(812,927)	(1,350,627)

Total Institutional Class	74	5,504	(403,444)	(46,794)

Change in net assets from capital transactions:	$(2,363,315)	$(7,195,798)	$(3,721,321)	$(9,760,429)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semiannual Report 2012

28

Statements of Changes in Net Assets (concluded)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011

SHARE TRANSACTIONS:
Class A Shares
Issued	46,698	152,098	45,269	120,346
Issued in conversion from Class B Shares(a)	–	250,455	–	258,820
Reinvested	7,054	14,406	3,816	7,888
Redeemed	(168,923)	(593,835)	(146,534)	(389,608)

Total Class A Shares	(115,171)	(176,876)	(97,449)	(2,554)

Class B Shares(a)
Issued	–	719	–	3,278
Reinvested	–	1,290	–	1,233
Redeemed in conversion to Class A Shares	–	(254,227)	–	(265,360)
Redeemed	–	(13,674)	–	(41,499)

Total Class B Shares	–	(265,892)	–	(302,348)

Class C Shares
Issued	44,783	216,237	22,609	75,881
Reinvested	4,327	8,229	5,116	8,617
Redeemed	(149,150)	(435,108)	(236,584)	(636,102)

Total Class C Shares	(100,040)	(210,642)	(208,859)	(551,604)

Class R Shares
Issued	255	3,494	1,313	16,269
Reinvested	11	13	–	–
Redeemed	(1,483)	(2,552)	(993)	(28,436)

Total Class R Shares	(1,217)	955	320	(12,167)

Institutional Class Shares
Issued	6	483	36,229	111,846
Reinvested	1	4	151	284
Redeemed	–	–	(75,008)	(117,801)
Total Institutional Class Shares	7	487	(38,628)	(5,671)

Total change in shares:	(216,421)	(651,968)	(344,616)	(874,344)

(a)	Effective February 25, 2011, all Class B shares were converted into Class A shares and Class B shares are no longer available.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2012 Semiannual Report

29

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Investment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$10.60	$0.12	$0.29	$0.41	$(0.12)	$(0.22)	$(0.34)	$10.67
Year Ended October 31, 2011(f)	10.62	0.26	(0.05)	0.21	(0.23)	–	(0.23)	10.60
Year Ended October 31, 2010(f)	9.77	0.18	0.86	1.04	(0.19)	–	(0.19)	10.62
Year Ended October 31, 2009(f)	8.66	0.21	1.11	1.32	(0.21)	–	(0.21)	9.77
Year Ended October 31, 2008	10.51	0.35	(1.68)	(1.33)	(0.40)	(0.12)	(0.52)	8.66
Period Ended October 31, 2007(g)	10.00	0.25	0.50	0.75	(0.24)	–	(0.24)	10.51
Class C Shares
Six Months Ended April 30, 2012*(f)	10.51	0.09	0.28	0.37	(0.09)	(0.22)	(0.31)	10.57
Year Ended October 31, 2011(f)	10.54	0.18	(0.04)	0.14	(0.17)	–	(0.17)	10.51
Year Ended October 31, 2010(f)	9.71	0.09	0.87	0.96	(0.13)	–	(0.13)	10.54
Year Ended October 31, 2009(f)	8.61	0.14	1.11	1.25	(0.15)	–	(0.15)	9.71
Year Ended October 31, 2008	10.48	0.28	(1.68)	(1.40)	(0.35)	(0.12)	(0.47)	8.61
Period Ended October 31, 2007(g)	10.00	0.20	0.49	0.69	(0.21)	–	(0.21)	10.48
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	10.59	0.14	0.29	0.43	(0.14)	(0.22)	(0.36)	10.66
Year Ended October 31, 2011(f)	10.61	0.24	–	0.24	(0.26)	–	(0.26)	10.59
Year Ended October 31, 2010(f)	9.77	0.19	0.87	1.06	(0.22)	–	(0.22)	10.61
Year Ended October 31, 2009(f)	8.66	0.24	1.10	1.34	(0.23)	–	(0.23)	9.77
Year Ended October 31, 2008	10.52	0.35	(1.67)	(1.32)	(0.42)	(0.12)	(0.54)	8.66
Period Ended October 31, 2007(g)	10.00	0.29	0.49	0.78	(0.26)	–	(0.26)	10.52

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements

Semiannual Report 2012

30

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

4.02%	$1,872	0.51%	2.39%	2.74%	12.60%
2.02%	1,869	0.54%	2.44%	1.99%	40.56%
10.72%	1,809	0.53%	1.79%	1.76%	36.34%
15.50%	5,123	0.52%	2.37%	2.19%	61.98%
(13.32%)	4,001	0.55%	3.07%	1.78%	44.82%
7.67%	893	0.51%	3.04%	3.38%	15.52%

3.57%	5,676	1.25%	1.66%	3.48%	12.60%
1.30%	5,880	1.25%	1.68%	2.69%	40.56%
9.95%	6,203	1.25%	0.95%	2.58%	36.34%
14.66%	5,458	1.25%	1.60%	2.94%	61.98%
(13.98%)	5,121	1.28%	2.25%	2.59%	44.82%
7.03%	498	1.25%	2.36%	4.39%	15.52%

4.16%	606	0.25%	2.60%	2.48%	12.60%
2.29%	505	0.25%	2.31%	1.69%	40.56%
10.95%	139	0.25%	1.89%	0.79%	36.34%
15.76%	42	0.25%	2.74%	2.20%	61.98%
(13.20%)	938	0.40%	3.46%	1.18%	44.82%
7.90%	1,079	0.25%	3.22%	2.85%	15.52%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

2012 Semiannual Report

31

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$10.32	$0.10	$0.52	$0.62	$(0.08)	$–	$–	$(0.08)	$10.86
Year Ended October 31, 2011(f)	10.40	0.17	(0.12)	0.05	(0.13)	–	–	(0.13)	10.32
Year Ended October 31, 2010(f)	8.97	0.09	1.43	1.52	(0.09)	–	–	(0.09)	10.40
Year Ended October 31, 2009	7.74	0.07	1.22	1.29	(0.06)	–	–	(0.06)	8.97
Year Ended October 31, 2008(f)	14.26	0.08	(4.81)	(4.73)	(0.93)	(0.80)	(0.06)	(1.79)	7.74
Year Ended October 31, 2007(f)	12.51	0.09	2.38	2.47	(0.35)	(0.37)	–	(0.72)	14.26
Class C Shares
Six Months Ended April 30, 2012*(f)	10.01	0.06	0.51	0.57	(0.07)	–	–	(0.07)	10.51
Year Ended October 31, 2011(f)	10.12	0.09	(0.10)	(0.01)	(0.10)	–	–	(0.10)	10.01
Year Ended October 31, 2010(f)	8.73	0.03	1.39	1.42	(0.03)	–	–	(0.03)	10.12
Year Ended October 31, 2009	7.55	0.02	1.18	1.20	(0.02)	–	–	(0.02)	8.73
Year Ended October 31, 2008(f)	13.95	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.55
Year Ended October 31, 2007(f)	12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	13.95
Class R Shares
Six Months Ended April 30, 2012*(f)	10.16	0.07	0.53	0.60	(0.08)	–	–	(0.08)	10.68
Year Ended October 31, 2011(f)	10.25	0.12	(0.11)	0.01	(0.10)	–	–	(0.10)	10.16
Year Ended October 31, 2010(f)	8.84	0.07	1.40	1.47	(0.06)	–	–	(0.06)	10.25
Year Ended October 31, 2009	7.67	0.05	1.20	1.25	(0.08)	–	–	(0.08)	8.84
Year Ended October 31, 2008(f)	14.11	0.08	(4.78)	(4.70)	(0.88)	(0.80)	(0.06)	(1.74)	7.67
Year Ended October 31, 2007(f)	12.44	0.06	2.33	2.39	(0.35)	(0.37)	–	(0.72)	14.11
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	10.29	0.12	0.53	0.65	(0.09)	–	–	(0.09)	10.85
Period Ended October 31, 2011(f)(g)	10.98	0.02	(0.66)	(0.64)	(0.05)	–	–	(0.05)	10.29
Period from November 1, 2008 through April 22, 2009(f)	7.76	0.04	(0.64)	(0.60)	(0.03)	–	–	(0.03)	7.13
Year Ended October 31, 2008(f)	14.31	0.11	(4.84)	(4.73)	(0.96)	(0.80)	(0.06)	(1.82)	7.76
Year Ended October 31, 2007(f)	12.55	0.11	2.39	2.50	(0.37)	(0.37)	–	(0.74)	14.31

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2012

32

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

6.13%	$3,697	0.55%	1.97%	2.05%	15.18%
0.51%	3,748	0.56%	1.58%	1.72%	19.17%
17.05%	5,175	0.55%	0.96%	1.49%	54.10%
16.90%	3,702	0.55%	0.97%	2.65%	25.59%
(37.43%)	3,550	0.50%	0.66%	1.21%	67.06%
20.67%	6,159	0.50%	0.66%	1.05%	48.43%

5.79%	4,511	1.25%	1.27%	2.75%	15.18%
(0.15%)	4,792	1.25%	0.84%	2.41%	19.17%
16.33%	5,494	1.25%	0.31%	2.19%	54.10%
16.02%	5,707	1.25%	0.29%	3.36%	25.59%
(37.89%)	6,163	1.25%	(0.09%)	1.95%	67.06%
19.74%	11,332	1.24%	(0.08%)	1.78%	48.43%

5.94%	26	0.99%	1.46%	2.50%	15.18%
0.08%	22	1.00%	1.10%	2.16%	19.17%
16.73%	24	0.93%	0.69%	1.86%	54.10%
16.50%	5	0.75%	0.69%	3.00%	25.59%
(37.58%)	1	0.70%	0.64%	1.19%	67.06%
20.13%	287	0.78%	0.46%	1.34%	48.43%

6.29%	10	0.25%	2.22%	1.76%	15.18%
(5.16%)	9	0.25%	0.66%	1.37%	19.17%
(7.78%)	1	0.26%	1.14%	2.51%	19.26%
(37.35%)	1	0.22%	0.94%	0.92%	67.06%
20.84%	1	0.25%	0.82%	0.95%	48.43%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 1, 2011 through October 31, 2011. The class had no assets for the period April 23, 2009 through July 31, 2011.

2012 Semiannual Report

33

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$11.39	$0.13	$0.42	$0.55	$(0.12)	$–	$–	$(0.12)	$11.82
Year Ended October 31, 2011(f)	11.42	0.23	(0.03)	0.20	(0.23)	–	–	(0.23)	11.39
Year Ended October 31, 2010(f)	10.20	0.18	1.21	1.39	(0.17)	–	–	(0.17)	11.42
Year Ended October 31, 2009	8.79	0.17	1.41	1.58	(0.17)	–	–	(0.17)	10.20
Year Ended October 31, 2008	13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	8.79
Year Ended October 31, 2007(f)	11.85	0.25	1.49	1.74	(0.38)	(0.18)	–	(0.56)	13.03
Class C Shares
Six Months Ended April 30, 2012*(f)	11.18	0.09	0.42	0.51	(0.08)	–	–	(0.08)	11.61
Year Ended October 31, 2011(f)	11.22	0.15	(0.05)	0.10	(0.14)	–	–	(0.14)	11.18
Year Ended October 31, 2010(f)	10.03	0.09	1.20	1.29	(0.10)	–	–	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	–	–	(0.10)	10.03
Year Ended October 31, 2008	12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	8.65
Year Ended October 31, 2007(f)	11.72	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	12.85
Class R Shares
Six Months Ended April 30, 2012*(f)	11.31	0.10	0.43	0.53	(0.10)	–	–	(0.10)	11.74
Year Ended October 31, 2011(f)	11.34	0.20	(0.06)	0.14	(0.17)	–	–	(0.17)	11.31
Year Ended October 31, 2010(f)	10.13	0.10	1.26	1.36	(0.15)	–	–	(0.15)	11.34
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	–	–	(0.16)	10.13
Year Ended October 31, 2008	12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	8.75
Year Ended October 31, 2007(f)	11.80	0.21	1.46	1.67	(0.32)	(0.18)	–	(0.50)	12.97
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	11.38	0.14	0.43	0.57	(0.14)	–	–	(0.14)	11.81
Year Ended October 31, 2011(f)	11.41	0.26	(0.03)	0.23	(0.26)	–	–	(0.26)	11.38
Year Ended October 31, 2010(f)	10.19	0.17	1.25	1.42	(0.20)	–	–	(0.20)	11.41
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	–	–	(0.19)	10.19
Year Ended October 31, 2008	13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	8.79
Year Ended October 31, 2007(f)	11.86	0.26	1.49	1.75	(0.40)	(0.18)	–	(0.58)	13.03

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2012

34

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

4.92%	$9,212	0.53%	2.21%	1.00%	14.87%
1.71%	9,220	0.53%	1.99%	0.92%	26.55%
13.74%	12,744	0.51%	1.66%	0.88%	41.21%
18.18%	16,547	0.50%	1.87%	1.11%	32.11%
(24.18%)	14,082	0.48%	2.33%	0.81%	53.11%
15.11%	11,248	0.49%	2.02%	0.75%	70.87%

4.54%	18,683	1.25%	1.52%	1.72%	14.87%
1.01%	20,388	1.25%	1.27%	1.65%	26.55%
12.94%	25,853	1.25%	0.86%	1.61%	41.21%
17.23%	27,321	1.25%	1.12%	1.87%	32.11%
(24.76%)	29,025	1.22%	1.58%	1.55%	53.11%
14.24%	29,557	1.23%	1.30%	1.49%	70.87%

4.71%	401	0.96%	1.69%	1.43%	14.87%
1.26%	410	0.87%	1.77%	1.27%	26.55%
13.51%	1,205	0.78%	0.97%	1.15%	41.21%
17.87%	184	0.70%	1.26%	1.15%	32.11%
(24.37%)	62	0.70%	2.57%	1.01%	53.11%
14.58%	122	0.78%	1.75%	1.05%	70.87%

5.07%	1,084	0.25%	2.46%	0.72%	14.87%
2.00%	1,027	0.25%	2.25%	0.64%	26.55%
14.03%	1,447	0.25%	1.58%	0.54%	41.21%
18.36%	180	0.25%	1.98%	0.79%	32.11%
(23.97%)	18	0.22%	1.65%	0.79%	53.11%
15.24%	1	0.25%	2.15%	0.63%	70.87%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Semiannual Report

35

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$10.87	$0.11	$0.51	$0.62	$(0.11)	$–	$–	$(0.11)	$11.38
Year Ended October 31, 2011(f)	10.88	0.20	(0.03)	0.17	(0.18)	–	–	(0.18)	10.87
Year Ended October 31, 2010(f)	9.50	0.12	1.37	1.49	(0.11)	–	–	(0.11)	10.88
Year Ended October 31, 2009(f)	8.15	0.11	1.35	1.46	(0.11)	–	–	(0.11)	9.50
Year Ended October 31, 2008	13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	8.15
Year Ended October 31, 2007(f)	12.21	0.16	2.07	2.23	(0.37)	(0.23)	–	(0.60)	13.84
Class C Shares
Six Months Ended April 30, 2012*(f)	10.69	0.07	0.50	0.57	(0.07)	–	–	(0.07)	11.19
Year Ended October 31, 2011(f)	10.72	0.12	(0.03)	0.09	(0.12)	–	–	(0.12)	10.69
Year Ended October 31, 2010(f)	9.37	0.05	1.35	1.40	(0.05)	–	–	(0.05)	10.72
Year Ended October 31, 2009(f)	8.04	0.05	1.33	1.38	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.04
Year Ended October 31, 2007(f)	12.10	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	13.68
Class R Shares
Six Months Ended April 30, 2012*(f)	10.83	0.12	0.48	0.60	(0.09)	–	–	(0.09)	11.34
Year Ended October 31, 2011(f)	10.83	0.14	0.01	0.15	(0.15)	–	–	(0.15)	10.83
Year Ended October 31, 2010(f)	9.45	0.09	1.38	1.47	(0.09)	–	–	(0.09)	10.83
Year Ended October 31, 2009(f)	8.10	0.12	1.32	1.44	(0.09)	–	–	(0.09)	9.45
Year Ended October 31, 2008	13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	8.10
Year Ended October 31, 2007(f)	12.18	0.33	1.82	2.15	(0.31)	(0.23)	–	(0.54)	13.79
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	10.83	0.13	0.50	0.63	(0.13)	–	–	(0.13)	11.33
Year Ended October 31, 2011(f)	10.92	0.20	(0.08)	0.12	(0.21)	–	–	(0.21)	10.83
Year Ended October 31, 2010(f)	9.50	0.15	1.41	1.56	(0.14)	–	–	(0.14)	10.92
Period from July 29, 2009 through October 31, 2009(f)(g)	8.94	0.02	0.57	0.59	(0.03)	–	–	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(f)(g)	8.17	0.05	(0.48)	(0.43)	(0.04)	–	–	(0.04)	7.70
Year Ended October 31, 2008	13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	8.17
Year Ended October 31, 2007(f)	12.24	0.19	2.07	2.26	(0.39)	(0.23)	–	(0.62)	13.88
Year Ended October 31, 2006	11.35	0.04	1.93	1.97	(0.61)	(0.16)	–	(0.77)	12.55

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2012

36

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

5.66%	$9,944	0.53%	2.07%	1.08%	15.14%
1.67%	10,755	0.54%	1.83%	1.00%	20.14%
15.81%	12,684	0.53%	1.15%	0.99%	56.29%
18.07%	11,500	0.52%	1.32%	1.42%	27.48%
(31.82%)	10,154	0.48%	1.46%	0.89%	44.74%
18.88%	15,799	0.49%	1.27%	0.76%	63.01%

5.29%	14,583	1.25%	1.35%	1.80%	15.14%
0.95%	15,009	1.25%	1.12%	1.72%	20.14%
15.03%	17,300	1.25%	0.48%	1.71%	56.29%
17.25%	15,594	1.25%	0.61%	2.16%	27.48%
(32.32%)	16,045	1.22%	0.70%	1.64%	44.74%
18.00%	22,259	1.23%	0.56%	1.50%	63.01%

5.60%	16	0.79%	2.22%	1.34%	15.14%
1.42%	28	0.79%	1.23%	1.26%	20.14%
15.68%	18	0.75%	0.89%	1.22%	56.29%
17.92%	10	0.70%	1.56%	1.60%	27.48%
(32.16%)	48	0.76%	0.76%	1.49%	44.74%
18.22%	2	0.97%	2.57%	1.32%	63.01%

5.84%	8	0.25%	2.34%	0.80%	15.14%
1.40%	8	0.25%	1.83%	0.72%	20.14%
16.18%	2	0.25%	1.46%	0.70%	56.29%
6.55%	2	0.25%	0.97%	1.10%	27.48%
(5.19%)	–	0.25%	1.54%	1.19%	27.48%
(31.69%)	1	0.21%	1.75%	0.55%	44.74%
19.15%	1	0.25%	1.47%	0.67%	63.01%
18.11%	1	0.25%	0.33%	1.34%	47.77%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2012 Semiannual Report

37

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2012*(f)	$10.93	$0.10	$0.54	$0.64	$(0.10)	$–	$–	$(0.10)	$11.47
Year Ended October 31, 2011(f)	11.31	0.21	(0.38)	(0.17)	(0.21)	–	–	(0.21)	10.93
Year Ended October 31, 2010(f)	9.89	0.13	1.42	1.55	(0.12)	–	(0.01)	(0.13)	11.31
Year Ended October 31, 2009	8.46	0.09	1.41	1.50	(0.07)	–	–	(0.07)	9.89
Year Ended October 31, 2008	15.37	(0.09)	(5.10)	(5.19)	(0.83)	(0.79)	(0.10)	(1.72)	8.46
Year Ended October 31, 2007(f)	13.21	0.10	2.66	2.76	(0.46)	(0.14)	–	(0.60)	15.37
Class C Shares
Six Months Ended April 30, 2012*(f)	10.67	0.06	0.53	0.59	(0.09)	–	–	(0.09)	11.17
Year Ended October 31, 2011(f)	11.03	0.14	(0.37)	(0.23)	(0.13)	–	–	(0.13)	10.67
Year Ended October 31, 2010(f)	9.66	0.04	1.39	1.43	(0.05)	–	(0.01)	(0.06)	11.03
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	–	–	(0.02)	9.66
Year Ended October 31, 2008	15.10	(0.04)	(5.13)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.28
Year Ended October 31, 2007(f)	13.05	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	15.10
Class R Shares
Six Months Ended April 30, 2012*(f)	10.90	0.08	0.55	0.63	(0.10)	–	–	(0.10)	11.43
Year Ended October 31, 2011(f)	11.26	0.21	(0.42)	(0.21)	(0.15)	–	–	(0.15)	10.90
Year Ended October 31, 2010(f)	9.85	0.09	1.42	1.51	(0.09)	–	(0.01)	(0.10)	11.26
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	–	–	(0.06)	9.85
Year Ended October 31, 2008	15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	8.43
Year Ended October 31, 2007(f)	13.19	0.08	2.62	2.70	(0.43)	(0.14)	–	(0.57)	15.32
Institutional Class Shares
Six Months Ended April 30, 2012*(f)	11.00	0.13	0.54	0.67	(0.11)	–	–	(0.11)	11.56
Year Ended October 31, 2011(f)	11.38	0.25	(0.39)	(0.14)	(0.24)	–	–	(0.24)	11.00
Year Ended October 31, 2010(f)	9.96	0.12	1.45	1.57	(0.14)	–	(0.01)	(0.15)	11.38
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	–	–	(0.09)	9.96
Year Ended October 31, 2008	15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	8.51
Year Ended October 31, 2007(f)	13.27	0.13	2.66	2.79	(0.47)	(0.14)	–	(0.61)	15.45

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semiannual Report 2012

38

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty (concluded)

	Ratios/Supplemental Data
Total Return(a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

5.96%	$6,887	0.52%	1.89%	1.10%	14.75%
(1.52%)	7,624	0.51%	1.85%	1.03%	26.76%
15.73%	7,919	0.51%	1.21%	1.02%	60.00%
17.87%	11,911	0.48%	1.04%	1.39%	7.39%
(37.55%)	18,574	0.46%	0.71%	0.75%	46.75%
21.56%	42,188	0.49%	0.73%	0.62%	24.54%

5.60%	15,290	1.25%	1.16%	1.83%	14.75%
(2.14%)	16,828	1.25%	1.27%	1.77%	26.76%
14.84%	23,495	1.25%	0.42%	1.76%	60.00%
16.94%	26,250	1.25%	0.24%	2.16%	7.39%
(38.00%)	34,491	1.21%	(0.06%)	1.51%	46.75%
20.65%	67,323	1.23%	0.01%	1.37%	24.54%

5.73%	270	0.88%	1.49%	1.47%	14.75%
(1.77%)	254	0.79%	1.80%	1.32%	26.76%
15.43%	400	0.75%	0.91%	1.26%	60.00%
17.65%	383	0.71%	0.73%	1.60%	7.39%
(37.69%)	382	0.71%	0.41%	1.03%	46.75%
21.14%	479	0.75%	0.57%	0.92%	24.54%

6.06%	2,740	0.25%	2.27%	0.84%	14.75%
(1.17%)	3,032	0.25%	2.15%	0.77%	26.76%
15.90%	3,200	0.25%	1.13%	0.76%	60.00%
18.24%	74	0.25%	1.08%	1.07%	7.39%
(37.37%)	3	0.22%	0.32%	0.80%	46.75%
21.77%	1	0.25%	0.95%	0.54%	24.54%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2012 Semiannual Report

39

Notes to Financial Statements

April 30, 2012 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2012, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2012, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive Fund”)
–	Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Growth Fund”)
–	Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate Fund”)
–	Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth Fund”)
–	Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds or at the last sales price reflected at the close of the exchange on which the Underlying Funds are traded. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds value securities and assets at fair value. For the six months ended April 30, 2012, there have been no significant changes to the valuation procedures approved by the Trust’s Board of Trustees (the “Board”).

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Semiannual Report 2012

40

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

Generally, equity securities valued at the last quoted sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade are categorized as Level 1 securities. Investment companies are generally categorized as Level 1 securities. The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2012:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3–Significant Unobservable Inputs ($)*	Total ($)
Optimal Allocations Defensive Fund
Investments in Securities
Mutual Funds	3,750,292	–	–	3,750,292
Exchange Traded Funds	4,329,538	–	–	4,329,538

	8,079,830	–	–	8,079,830

Optimal Allocations Growth Fund
Investments in Securities
Mutual Funds	4,949,202	–	–	4,949,202
Exchange Traded Funds	3,181,578	–	–	3,181,578

	8,130,780	–	–	8,130,780

Optimal Allocations Moderate Fund
Investments in Securities
Mutual Funds	15,618,346	–	–	15,618,346
Exchange Traded Funds	13,428,273	–	–	13,428,273
Repurchase Agreement	–	180,000	–	180,000

	29,046,619	180,000	–	29,226,619

Optimal Allocations Moderate Growth Fund
Investments in Securities
Mutual Funds	14,255,631	–	–	14,255,631
Exchange Traded Funds	10,095,430	–	–	10,095,430
Repurchase Agreement	–	235,000	–	235,000

	24,351,061	235,000	–	24,586,061

Optimal Allocations Specialty Fund
Investments in Securities
Mutual Funds	15,166,923	–	–	15,166,923
Exchange Traded Funds	9,865,758	–	–	9,865,758
Repurchase Agreement	–	204,000	–	204,000

	25,032,681	204,000	–	25,236,681

*	For the six months ended April 30, 2012, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the six months ended April 30, 2012.

For detailed descriptions, see the accompanying Statements of Investments.

For the six months ended April 30, 2012, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price

2012 Semiannual Report

41

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933 (the “1933 Act”), as amended. Rule 144A Securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(e)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., return of capital distributions and Underlying Fund distribution adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(f)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

(g)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Fund’s average daily net assets.

Semiannual Report 2012

42

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the date listed below, and can only be terminated by the Board. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses, 12b-1 fees, administrative services fees and extraordinary expenses), that accrue daily, from exceeding 0.25%, effective through February 27, 2013.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis.

For fees waived after March 1, 2011 no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2012, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)	Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Six Months Ended April 30, 2012 (Expires 4/30/15)	Total*
Optimal Allocations Defensive Fund	$95,105	$119,905	$120,987	$90,802	$426,799
Optimal Allocations Growth Fund	98,422	103,533	123,127	61,986	387,068
Optimal Allocations Moderate Fund	134,705	159,771	149,806	70,487	514,769
Optimal Allocations Moderate Growth Fund	125,001	145,438	143,809	68,250	482,498
Optimal Allocations Specialty Fund	200,173	205,186	177,650	75,324	658,333

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to an annual minimum fee.

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43

Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

(c)	Sub-Administrator and Fund Accountant

Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses from the Administrator.

(d)	Transfer Agent

Boston Financial Data Services, Inc. (“BFDS”) serves as Transfer Agent to the Funds.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares(a)	Class R Shares
Optimal Allocations Defensive Fund	0.25%	1.00%	0.50%
Optimal Allocations Growth Fund	0.25%	1.00%	0.50%
Optimal Allocations Moderate Fund	0.25%	1.00%	0.50%
Optimal Allocations Moderate Growth Fund	0.25%	1.00%	0.50%
Optimal Allocations Specialty Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust, which have a maximum front-end sales charge of 5.75% and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2012, AFD retained commissions of $102,289 from front-end sales charges of Class A shares and from CDSC fees from Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2012 were as follows:

Fund	Amount
Optimal Allocations Defensive Fund	$97
Optimal Allocations Growth Fund	884
Optimal Allocations Moderate Fund	1,747
Optimal Allocations Moderate Growth Fund	1,663
Optimal Allocations Specialty Fund	877

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Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

4. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2012, were as follows:

Fund	Purchases	Sales
Optimal Allocations Defensive Fund	$1,025,067	$1,422,356
Optimal Allocations Growth Fund	1,252,798	2,113,995
Optimal Allocations Moderate Fund	4,433,025	7,539,111
Optimal Allocations Moderate Growth Fund	3,753,792	6,277,122
Optimal Allocations Specialty Fund	3,810,458	7,763,894

5. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

6. Tax Information

As of April 30, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Optimal Allocations Defensive Fund	$7,679,150	$414,089	$(13,409)	$400,680
Optimal Allocations Growth Fund	7,340,555	813,512	(23,287)	790,225
Optimal Allocations Moderate Fund	27,162,300	2,134,391	(70,072)	2,064,319
Optimal Allocations Moderate Growth Fund	21,874,803	2,754,230	(42,972)	2,711,258
Optimal Allocations Specialty Fund	23,832,926	1,757,679	(353,924)	1,403,755

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Optimal Allocations Defensive Fund	$146,917	$–	$146,917	$–	$–	$146,917
Optimal Allocations Growth Fund	124,750	–	124,750	–	–	124,750
Optimal Allocations Moderate Fund	572,859	–	572,859	–	–	572,859
Optimal Allocations Moderate Growth Fund	420,359	–	420,359	–	–	420,359
Optimal Allocations Specialty Fund	510,904	–	510,904	–	–	510,904

2012 Semiannual Report

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Notes to Financial Statements (continued)

April 30, 2012 (Unaudited)

As of October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Optimal Allocations Defensive Fund	$–	$7,936	$169,864	$177,800	$–	$–	$244,502	$422,302
Optimal Allocations Growth Fund	–	–	–	–	–	(3,602,745)	497,688	(3,105,057)
Optimal Allocations Moderate Fund	–	15,891	–	15,891	–	(4,295,696)	1,866,157	(2,413,648)
Optimal Allocations Moderate Growth Fund	–	7,592	–	7,592	–	(6,776,559)	2,430,140	(4,338,827)
Optimal Allocations Specialty Fund	–	–	–	–	–	(22,665,954)	547,740	(22,118,214)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and return of capital from Underlying Funds.
**	As of October 31, 2011, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Optimal Allocations Growth Fund	$2,402,174	2017
Optimal Allocations Growth Fund	1,056,462	2018
Optimal Allocations Growth Fund	144,109	2019
Optimal Allocations Moderate Fund	3,932,325	2017
Optimal Allocations Moderate Fund	363,371	2018
Optimal Allocations Moderate Growth Fund	4,897,950	2017
Optimal Allocations Moderate Growth Fund	1,878,609	2018
Optimal Allocations Specialty Fund	1,221,236	2016
Optimal Allocations Specialty Fund	13,407,297	2017
Optimal Allocations Specialty Fund	6,953,184	2018
Optimal Allocations Specialty Fund	1,084,237	2019

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Risks Associated with European Markets

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not an Underlying Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

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46

Notes to Financial Statements (concluded)

April 30, 2012 (Unaudited)

8. Significant Shareholders

As of April 30, 2012, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Optimal Allocations Defensive Fund	24.6%	1
Optimal Allocations Growth Fund	43.8	3
Optimal Allocations Moderate Fund	30.9	2
Optimal Allocations Moderate Growth Fund	33.7	2
Optimal Allocations Specialty Fund	54.9	3

9. Recent Accounting Pronouncements

Fair	Valuation

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2012.

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47

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2011 and continued to hold your shares at the end of the reporting period, April 30, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

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Shareholder Expense Examples (Concluded) (Unaudited)

		Beginning Account Value, November 1, 2011	Actual Ending Account Value, April 30, 2012	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Aberdeen Optimal Allocations Fund: Defensive	Class A	$1,000.00	$1,040.20	$1,022.33	$2.59	$2.56	0.51%
	Class C	$1,000.00	$1,035.70	$1,018.65	$6.33	$6.27	1.25%
	Institutional Class	$1,000.00	$1,041.60	$1,023.62	$1.27	$1.26	0.25%
Aberdeen Optimal Allocations Fund: Growth	Class A	$1,000.00	$1,061.30	$1,022.13	$2.82	$2.77	0.55%
	Class C	$1,000.00	$1,057.90	$1,018.65	$6.40	$6.27	1.25%
	Class R	$1,000.00	$1,059.40	$1,019.94	$5.07	$4.97	0.99%
	Institutional Class	$1,000.00	$1,062.90	$1,023.62	$1.28	$1.26	0.25%
Aberdeen Optimal Allocations Fund: Moderate	Class A	$1,000.00	$1,049.20	$1,022.23	$2.70	$2.66	0.53%
	Class C	$1,000.00	$1,045.40	$1,018.65	$6.36	$6.27	1.25%
	Class R	$1,000.00	$1,047.10	$1,020.09	$4.89	$4.82	0.96%
	Institutional Class	$1,000.00	$1,050.70	$1,023.62	$1.27	$1.26	0.25%
Aberdeen Optimal Allocations Fund: Moderate Growth	Class A	$1,000.00	$1,056.60	$1,022.23	$2.71	$2.66	0.53%
	Class C	$1,000.00	$1,052.90	$1,018.65	$6.38	$6.27	1.25%
	Class R	$1,000.00	$1,056.00	$1,020.94	$4.04	$3.97	0.79%
	Institutional Class	$1,000.00	$1,058.40	$1,023.62	$1.28	$1.26	0.25%
Aberdeen Optimal Allocations Fund: Specialty	Class A	$1,000.00	$1,059.60	$1,022.28	$2.66	$2.61	0.52%
	Class C	$1,000.00	$1,056.00	$1,018.65	$6.39	$6.27	1.25%
	Class R	$1,000.00	$1,057.30	$1,020.49	$4.50	$4.42	0.88%
	Institutional Class	$1,000.00	$1,060.60	$1,023.62	$1.28	$1.26	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

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49

Privacy Policy Notice

Aberdeen’s U.S. registered open-end and closed-end investment companies (the “Funds”) appreciate the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

The type of personal information we collect depends on the products or services you request and may include the following:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of a Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ may not.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

AOE-0202-0612

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

Item 2. Code of Ethics.

Not applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6. Investments.

(a)	Included as part of the Reports to Stockholders under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – for annual reports only.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Aberdeen Funds

By (Signature and Title)	/s/ Gary Marshall
Gary Marshall, President

Date: June 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gary Marshall
Gary Marshall, President

Date: June 21, 2012

By (Signature and Title)	/s/ Andrea Melia
Andrea Melia, Treasurer

Date: June 21, 2012